UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2018

DATE OF REPORTING PERIOD:                 November 1, 2017 through October 31, 2018

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS

Family of Funds

ANNUAL REPORT OCTOBER 31, 2018

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Income Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

U.S. Equity

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Opportunistic Value Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Global Growth and Income Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

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Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 17 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2018. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

The global economy continued to expand during the reporting period, with especially strong fundamentals in the United States. Nonetheless, markets experienced turbulence, with non-U.S. markets facing the greatest pressures. A variety of factors contributed to investor apprehension, including trade policy uncertainty, rising U.S. interest rates, political uncertainties, and fears of softening global growth. In October, anxiety intensified, resulting in a selloff across global financial markets.

For the 12 months overall, U.S. stocks and convertible securities outperformed global averages.1 Within the fixed income market, high yield securities and shorter-term bonds were more resilient than investment-grade and longer-term issues.2

Outlook

The U.S. economy is likely to maintain its growth trajectory through 2019. Unemployment is low, inflation is contained, consumer and small business confidence are strong, and capital spending is increasing. Deregulation and tax reform have already provided a powerful tailwind for U.S. economic activity and corporate earnings, but we believe the full measure of these policies has yet to be fully reflected in the economy. We expect the Federal Reserve to continue raising interest rates slowly in response to healthy economic conditions, but we do not believe these gradual increases represent an imminent threat to the U.S. economy or markets. Political gridlock is likely, which market participants may welcome if the fiscal policies put in place over recent years remain intact.

Outside the U.S., economic fundamentals are less strong on a relative basis and there is a wide range of political unknowns. However, there are a number of potential tailwinds for growth, such more stimulative fiscal policy in China and Europe, and supportive policies from global central banks. Additionally, many global investments are trading at what we believe are attractive prices.

www.calamos.com	1

Letter to Shareholders

As we look forward, we see continued opportunities in stocks, as well as in other economically sensitive areas of the market, such as convertible securities and high yield bonds. Selectivity and risk management will remain essential: Political, geopolitical, and interest rate uncertainties are likely to contribute to ongoing market volatility and shifts in market leadership as the economic cycle matures.

We believe the Calamos Funds are well positioned for the environment we expect. Our portfolio management teams are using rigorous research to take advantage of the volatility in the markets, adding to positions when valuations are attractive and locking in gains when prices rise. They remain highly attentive to the interests of the shareholders in the funds, including the need for appropriate levels of downside risk management.

Navigating Volatility: Strategies for Investors

Volatility can be challenging, but it is important to keep a long-term perspective about short-term market moves. Trying to time the day-to-day ups and downs in the markets is nearly impossible. Investors who make many quick moves often catch the downturns, but miss the rebounds.

If you are concerned about volatility, our fund family includes a breadth of strategies positioned with the aim of providing upside market participation with potentially less downside. These more defensive approaches include Calamos Convertible Fund (fund commentary on page 16), Calamos Growth and Income Fund (page 28) and Calamos Global Growth and Income Fund (page 54). Your financial advisor can tell you more about how these funds could support your asset allocation needs.

Your advisor may also discuss enhancing your portfolio’s diversification by adding liquid alternative strategies. For example, Calamos Market Neutral Income Fund (page 4) can serve as an alternative to traditional fixed income strategies. For a defensive equity allocation, our alternatives include Calamos Hedged Equity Income Fund (page 8) and Calamos Phineus Long/Short Fund (page 11).

Introducing Calamos Short-Term Bond Fund

Fixed income funds can play an important role in an asset allocation strategy, providing diversification for stock allocations as well as opportunities for income. This year, we launched Calamos Short-Term Bond Fund for investors who seek high current income but are also concerned with principal preservation. The Fund’s strategy, managed by the Calamos Investment Management team and led by Co-Chief Investment Officer Matt Freund, has the flexibility to invest in a broad investment universe, which I believe provides enhanced opportunities to generate income and manage risk. You can read more about the Fund in the commentary that begins on page 66.

2	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Conclusion

On behalf of all of us at Calamos Investments, thank you for entrusting us with your assets. I encourage you to visit our website, www.calamos.com, on an ongoing basis for updates about the Funds and the markets, as well as additional information about asset allocation.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information which can be obtained by calling 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and should not be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

[1]

The MSCI All Country World Index is a measure of global stock market performance, which returned 0.00% for the 12-month period ending October 31, 2018. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the 12-month period, the index returned 7.35%. The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 4.05% for the 12-month period. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -1.36% for the 12-month period.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the 12-month period ended October 31, 2018, the index returned -2.05%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 0.98% for the 12-month period ended October 31, 2018. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 0.34% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit Index comprises long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. The index returned -2.31% for the 12-month period.

Source: Lipper, Inc. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

www.calamos.com	3

Calamos Market Neutral Income Fund

OVERVIEW

The fund’s core market strategies include covered call writing and convertible arbitrage. Together, these strategies intend to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

◾	One of the first alternative mutual funds capitalizes on more than three decades of experience in the convertible space

◾	Lower correlation with most fixed income benchmarks provides a means to dampen volatility

◾	Risk-management focus blends strategies to achieve the most appropriate risk/reward profile

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX

FUND CUSIP NUMBERS
A Shares	128119203
C Shares	128119849
I Shares	128119880

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

For the 12-month period ended October 31, 2018, Calamos Market Neutral Income Fund returned 3.79% (Class A shares at net asset value), strongly outperforming both the -2.31% loss of the Bloomberg Barclays U.S. Government/Credit Bond Index and the 1.62% increase for the Citigroup 30-Day U.S. Treasury Bill Index.

For both the 5-year and 10-year periods ended October 31, 2018, the Fund’s A shares return ranked in the 15th percentile and 18th percentile, respectively, in the Morningstar Market Neutral category peer group.* Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period that included rising interest rates. Since its inception on September 4, 1990, the Fund gained 6.23% on an annualized basis (Class A Shares at net asset value). For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 5.86%, while the Citigroup 30-Day U.S. Treasury bill Index returned 2.51%.

What factors influenced performance during the reporting period?

The Fund’s fiscal year was characterized by several bouts of volatility that were conducive to the Fund’s ability to “monetize volatility” through frequent rebalancing of our option and convertible arbitrage hedges. The convertible and equity markets began the period (toward the end of 2017) in positive territory as investors cheered strong corporate earnings, the passing of corporate and individual tax reform, a smooth Fed Chairman transition, low unemployment and stronger economic growth. In February 2018, these positive sentiments were challenged by concerns of rising inflation and interest rates, President Trump’s tariffs, and uncertainty regarding the midterm elections. The S&P 500 Index began the period with a 12% gain, corrected 10% in late January and into February 2018, then bounced back 8%, only to see another 7% correction toward the end of March. The markets then rose fairly steadily until October when yet another 7% drop occurred.

As the markets saw significant advances, the profit on long convertible positions outpaced losses on the short common stock positions, while the long call options in our option trading strategy provided positive returns. When the markets declined, the portfolio’s short equity positions delivered larger gains than long convertible losses and the long puts provided downside protection and profits. As the markets swung back and forth, we opportunistically rebalanced our hedges and generated trading profits.

The Fund also performed well against a backdrop of rising interest rates and delivered on its premise of providing bond-like results without taking on bond-like risk exposures. The Federal Reserve hiked its target fed funds rate range by 25 basis points four times during the period to between 2.00% and 2.25%. The 3-year U.S. Treasury yield increased from 1.73% to 2.93%, while the 5-year U.S. Treasury yield moved from 2.01% to 2.98%. The 10-year U.S. Treasury yield increased from 2.38% to 3.15% and traded above 3% for the first time since January 2014.

*

Data is as of 10/31/18. Morningstar category percentile ranking is based on annualized total return for the 5-year and 10-year periods. Calamos Market Neutral Income Fund Class A Shares were in the 17th, 17th, 15th, and 18th percentiles of 161, 131, 94 and 34 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

4	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

The CBOE Volatility Index (VIX) increased from 10.18 at the beginning of the period to 21.23 at period end, but attained a high of 37.32 on February 5, 2018. Elevated option skew† was present during the majority of the reporting period though it declined as volatility spiked. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, had begun the period at 32.26 (well above the 20.65 historical average), which indicated that calls were priced relatively cheap when compared to puts. While the index finished the year at 21.99, it maintained an elevated 29.13 level throughout the year. The Fund benefited by using call and put spreads while the option markets had steep skew, which provided an affordable opportunity to construct a favorable upside/downside risk/reward profile.

How is the Fund positioned?

At the end of the reporting period, the Fund had a roughly equal allocation between the convertible arbitrage (47.2%) and covered call writing (52.8%) strategies. Our outlook projects similar though complementary risk-adjusted returns for both strategies going forward. Within convertible arbitrage, robust new convertible issuance has provided opportunities to invest in new convertibles with favorable terms and valuations.

With regard to our call positioning, skew in the options market presented an attractive opportunity to utilize call and put spreads, which benefited the portfolio’s risk/reward. By using slightly closer to the money calls, buying out of the money calls, and adding near the money put spreads, we constructed a more effective hedge with equity sensitivity similar to our historical baseline positioning. More recently, higher volatility and flatter option skew has made our typical baseline positioning look more appealing. We continue to monitor the options market for the best opportunities available and will actively adjust our positioning as conditions warrant.

What closing thoughts do you have for Fund shareholders?

We continue to expect heightened volatility from a variety of sources going forward. President Trump’s recent focus on balancing trade through tariffs may fuel volatility as investors attempt to determine the magnitude and duration of impending tariffs. Additionally, investor speculation on when and to what degree global central banks may join the U.S. Federal Reserve in quantitative tightening should also stoke volatility in both the equity and fixed income markets. We remain enthusiastic about this environment being supportive to the Calamos Market Neutral Income Fund. The Fund derives benefits from “volatility in volatility” whether from the rebalancing opportunities that higher volatility provides within the convertible arbitrage strategy or the potential to receive higher call premiums in the covered call allocation.

As the market moves into the later innings of the economic cycle, investors are facing a dilemma in terms of how to reduce equity sensitivity without embracing the interest rate sensitivity of the bond market. The Fund has historically provided bond-like returns with bond-like risk without having bond-like interest rate sensitivity. The Fund also has provided lower correlations to other asset classes. Therefore, including the Fund in an investment portfolio should provide a means to reduce equity sensitivity and to help ensure stability in a market environment that turns increasingly volatile for both stocks and bonds.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

†	Skew describes asymmetry from the normal distribution in a set of statistical data.

SECTOR WEIGHTINGS
Information Technology	29.2%
Health Care	14.8
Consumer Discretionary	9.6
Financials	9.5
Communication Services	8.1
Industrials	6.1
Consumer Staples	4.4
Other	4.3
Energy	3.6
Utilities	3.0
Real Estate	2.7
Materials	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Market Neutral Income Fund

6	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	3.79%	3.31%	4.82%
With Sales Charge	1.45	2.31	4.31
Class C Shares – Inception 2/16/00
Without Sales Charge	3.03	2.53	4.04
With Sales Charge	2.03	2.53	4.04
Class I Shares – Inception 5/10/00	4.02	3.55	5.08

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.28%; C shares is 2.03% and Class I shares is 1.02%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	7

Calamos Hedged Equity Income Fund

OVERVIEW

The fund is an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

◾	Draws upon almost a decade of experience in covered call writing and two decades of equity investing

◾	Option-based risk-management strategy attempts to lower the volatility of equity investments

◾	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The fund provides an alternative strategy that can generate income and provide equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672

CALAMOS HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Hedged Equity Income Fund gained 6.08% (Class A shares at net asset value) versus the S&P 500 Index gain of 7.35% and the Bloomberg Barclays U.S. Aggregate Bond Index decline of -2.05%. Since its inception on December 31, 2014, the Fund gained 4.73% on an annualized basis (Class A shares at net asset value), versus 9.67% for the S&P 500 Index and 1.11% for the Bloomberg Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing in which we sell call options for income and buy a basket of equities that represents the broad stock market. The selling prices of call options tend to be higher when volatility is higher.

What factors influenced performance during the reporting period?

The Fund’s fiscal year was characterized by several bouts of volatility that were conducive to the Fund’s ability to “monetize volatility” through frequent rebalancing of our option hedges. The equity market began the period (toward the end of 2017) in positive territory as investors cheered strong corporate earnings, the passing of corporate and individual tax reform, a smooth Fed Chairman transition, low unemployment and stronger economic growth. In February 2018, these positive sentiments were challenged by concerns surrounding rising inflation and interest rates, President Trump’s tariffs, and uncertainty regarding the midterm elections. The S&P 500 Index began the period with a 12% gain, corrected 10% in late January and into February, then bounced back 8%, only to see another 7% correction toward the end of March. The markets then rose fairly steadily until October when yet another 7% drop occurred. This was an environment that provided favorable opportunities to monetize volatility as we rebalanced our option hedges, improved risk/reward positioning, and locked in profits.

The CBOE Volatility Index (VIX) increased from 10.18 at the beginning of the period to 21.23 at period end, but attained a high of 37.32 on February 5, 2018. Elevated option skew* was present during the majority of the reporting period though it declined as volatility spiked. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, had begun the period at 32.26 (well above the 20.65 historical average), which indicated that calls were priced relatively cheap when compared to puts. While the index finished the year at 21.99, it maintained an elevated 29.13 level throughout the year. The Fund benefited by using call and put spreads while the option markets had steep skew, which provided an affordable opportunity to create a favorable upside/downside risk/reward profile.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on the performance figures for the one-year period

How is the Fund positioned?

Option Positioning. Skew in the options market presented an attractive opportunity to utilize call and put spreads, which benefited the portfolio’s risk/reward. By using

*	Skew describes asymmetry from the normal distribution in a set of statistical data.

8	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

slightly closer to the money calls, buying out of the money calls, and adding near the money put spreads, we constructed a more effective hedge with equity sensitivity similar to our historical baseline positioning. We frequently adjusted the call and put quantities to maintain a balanced risk/reward. This positioning provided additional protection over and above our typical 40%–50% put notional minimum while adding upside participation potential. The trade-off has been a reduction in the income we received. However, given the low volatility and high skew in the options market, we felt this arrangement was warranted and opportunistic for the Fund.

More recently, however, higher volatility and flatter option skew has made our typical baseline positioning look more appealing. We continue to monitor the options market for the best opportunities available and will actively adjust our positioning as conditions warrant.

At the end of the period, our call spread positioning included calls written of 56% (0.5% in the money) and long calls of 139% (6.9% out of the money, “OTM”). The Fund’s net put protection consisted of 86% long puts (4.3% OTM) and 8% puts sold short (7.8% OTM).

Sector Positioning. At the end of the reporting period and relative to the S&P 500, the equity basket was very slightly overweight to the health care, consumer staples, information technology and utilities sectors. The portfolio had slight underweight positions to the industrials, materials, energy and financials sectors.

Market Cap Positioning. Relative to the S&P 500, the portfolio maintained a heavier relative weight to larger capitalization (>$20 billion) holdings and a lighter weight to small and mid-capitalization ($5 billion to $20 billion) names.

What closing thoughts do you have for Fund shareholders?

We continue to expect heightened volatility from a variety of sources going forward. President Trump’s recent focus on balancing trade through tariffs may continue to fuel volatility as investors attempt to determine the magnitude, duration and retaliatory pain of impending tariffs. Additionally, investor speculation on when and to what degree global central banks may join the U.S. Federal Reserve in quantitative tightening should also stoke volatility. As we continue to expect volatility in the equity markets, we remain enthusiastic about this environment being favorable to our current positioning in the Calamos Hedged Equity Income Fund. Should the equity markets continue to advance, we think the Fund is poised to participate in this upside while also providing income to purchase downside protection. Conversely, should markets retreat, we believe the put protection will serve to provide a measure of downside protection.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Information Technology	19.8%
Health Care	14.7
Financials	13.3
Communication Services	10.1
Consumer Discretionary	9.5
Industrials	8.7
Consumer Staples	7.2
Energy	5.5
Utilities	3.0
Real Estate	2.7
Other	2.5
Materials	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	9

Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	6.08%	4.73%
With Sales Charge	1.05	3.40
Class C Shares – Inception 12/31/2014
Without Sales Charge	5.31	3.97
With Sales Charge	4.31	3.97
Class I Shares – Inception 12/31/2014	6.38	5.02

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 2.15%; Class C is 3.04% and Class I is 2.07%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.25%, 2.00%, 1.00% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

10	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12-month period, ended October 31, 2018, Calamos Phineus Long/Short Fund decreased -0.34% (Class A shares at net asset value). The S&P 500 Index rose 7.35% and the MSCI World Index increased 1.71% over the period.

Our approach in 2018 has been one of caution and patience. This has proven fortuitous, as general market equity losses have accumulated as the year progressed. As we write this note in October, the bear trend has become more substantial, more geographically widespread and nastier with respect to individual stocks than the major U.S. benchmarks. In recent developments, the damage is extending (at last) to the former leaders: U.S. mega-cap growth technology.

We have been selective in the large-cap U.S. growth space since late 2017, partly due to our forecasted reversal of “growth momentum” caused in part by higher long-term interest rates. Another reason was the overcrowding or excess positioning that is typical of a late-stage bull market. Finally, many passive strategies that have influenced equity behavior since 2016 appeared ripe for disruption. With money flows focused on a few mega-cap leaders, our lack of exposure in high-profile names has impacted, both positively and negatively, the Fund’s performance for the reporting period.

Since its inception on May 1, 2002, the Fund has returned 10.60% on an annualized basis (Class A shares at net asset value) and markedly outperformed both the S&P 500 and MSCI World Indexes, which returned 7.87% and 7.17%, respectively, over the same period.

What contributed to performance over the 12-month period under review?

The largest contributors arose from long investments in the information technology and industrials sectors, while long exposure in financials and a short position hedge on the Powershares QQQ hindered performance. Notable contributors during the period

FUND OVERVIEW

The fund seeks strong risk-adjusted and absolute returns across the global equity universe. The fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

◾	Comprehensive approach assesses stock, industry, style, country and market factors

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS
A Shares	128120656
C Shares	128120649
I Shares	128120631

www.calamos.com	11

Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS
Financials	38.3%
Consumer Discretionary	12.0
Other	10.7
Health Care	8.6
Industrials	8.4
Communication Services	6.5
Information Technology	5.8
Materials	2.3
Consumer Staples	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

included long positions in United Continental Holdings, Inc.* (Industrials) and Zendesk, Inc.* (information technology). Detractors included a long position in American International Group (financials) and a short position on the Nasdaq Index via QQQ* (market hedge).

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on the performance figures for the one-year period

How is the Fund positioned in the context of the global economic cycle?

Our largest sector exposure is in financials, where valuations make sense and fundamentals are benefiting from the tailwind of higher rates. This positioning envisions a gradual market transition from higher-momentum growth to domestic cyclical and non-cyclical equity. Financials should be buoyed by rising rates, steady loan growth and benign credit quality. This critical assumption is based on deflation risk ending in Western economies, underpinned by a sound U.S. consumer. As valuations suggest, this is somewhat contrarian and offers insight into our year-to-date attribution.

We slightly increased our exposure to certain areas of industrials. The key with industrials is to avoid businesses exposed to the different economic landscape abroad. We believe industrials that are U.S.-biased with an emphasis on quality and late-cycle businesses will benefit accordingly.

We have maintained a presence in health care, preferring diversified companies rather than traditional pharmaceuticals. We believe they offer more upside for the same types of risk. Drug pricing remains vulnerable to a variety of political clouds that will come more into focus after the November 2018 midterm elections. The industry will struggle to emerge unscathed from the secular spending pressures, which are an outcome of demographic realities. We view the group as a defensive rather than a genuine growth class.

We have exited much of our long exposure in consumer staples. Many of these stocks have performed well of late, as investors have sought more defensive positioning, yet corporate fundamentals remain structurally unattractive. We continue to be selective here, focused on more discretionary names, where we expect a predictable earnings stream and accelerated free cash flow growth.

In Europe, which we believe requires a much more inflationary investment cycle to outperform, our view is more tactical than strategic. That said, we have select holdings that we believe will benefit from the continued strength of the U.S. consumer. The Fund has less than 10% of its long portfolio outside the U.S. And within the U.S., we are sensitive to any overseas exposure, particularly Asian demand or the global producer industries. With respect to the latter, for example, we continue to avoid the energy sector. In September, we closed down the Fund’s shorts in the EM space based on the view that some tactical bounce was overdue.

What are your closing thoughts for the coming year?

The equity bull market is fatigued because the monetary tide in the West is turning. This is confusing to investors who have long relied upon central banks to support economic growth. Instead, financial asset prices are deflating because the paucity of economic growth is no longer the problem. The long path to higher interest rates seems assured, and financial markets face the pain of this adjustment: in other words, the monetary drugs are slowly being withdrawn by the central bankers.

*	Sold prior to period end.

12	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

This has been the year of fiscally enhanced, underestimated, late-cycle American expansion. Because we believe much of this strength is sustainable, the significance of the disruptive divergence between U.S. and non-U.S. activity continues to be underestimated. While many view this U.S. robustness as a “sugar high” or the consequence of financial engineering due to the Tax Cuts and Jobs Act, we suspect the U.S. has entered a new investment cycle led by capital spending and the ramifications of trade conflict outside the U.S.

The controversy begins with the macroeconomic repercussions of the tax reform that was signed into law last December. Such a massive transfer of resources from the public to private sector must trigger some kind of investment upswing. These tax cuts are occurring alongside deregulation that has encouraged the highest levels of confidence on record among U.S. small businesses. By boosting corporate profitability and extending the duration of corporate credit, fiscal initiatives have pushed out the cyclical risks for what is widely viewed as an aged expansion.

All of this suggests that the path to slower U.S. growth will not occur spontaneously, if at all in 2019. One caveat to this “stronger for longer” narrative could be weaker external demand due to slower growth of world output and trade. To some degree, domestic U.S. demand should be affected by rising costs and more restrictive monetary policy. But any slowdown in 2019 or 2020 will almost certainly be the consequence, not the cause of financial disruption. In our view, 2019 could well be good for Main Street, but much more problematic for Wall Street. Equity markets are adjusting to a world of less capital subsidization, higher interest rates and higher labor costs. What is confusing to many is that the U.S. engine of profitability may well motor through much of 2019, if not 2020.

Outside the U.S., we are not succumbing to the argument that EM equities must be attractive because they have declined so much. The return of credit risk implies an ongoing monetary squeeze for emerging economies, which remain the weakest links. Europe remains a sorry and sad affair—a multiplicity of political problems. Longer term, we expect the EU will gradually splinter, and political uncertainty could weigh on growth for years.

In summary, our forecast for equities can be described as a valuation reset rather than the emergence of a fundamental economic or earnings dislocation. From the peak of buying frenzy in January, we see a total decline of 20% to 25% into the eventual trough later in 2019. For now, equities can enjoy some respite as the uncertainty of U.S. politics is calmed after the November midterm elections. This will be temporary, and ongoing convulsions will continue to occur as the major economies end their overreliance on monetary opioids.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

www.calamos.com	13

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

14	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEAR	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-0.34%	5.22%	9.52%
With Sales Charge	-5.04	4.20	8.99
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-1.09	4.43	8.71
With Sales Charge	-2.07	4.43	8.71
Class I Shares (With Predecessor) – Inception 5/1/2002	-0.10	5.49	9.81

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 2.80%; Class C shares is 3.55% and Class I shares is 2.54%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	15

Calamos Convertible Fund

OVERVIEW

The fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

◾	Leverages more than three decades of research and experience in convertible security investing

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

When used in conjunction with an equity allocation, the fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS
A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Convertible Fund returned 3.43% (Class A shares at NAV) versus the ICE BofAML All U.S. Convertibles Index increase of 3.67%. For the same period, the S&P 500 Index gained 7.35% and the Value Line Convertible Index rose 11.23%.

Since its inception on June 21, 1985, the Fund returned 8.85% on an annualized basis (Class A Shares at NAV) compared with gains of 10.80% for the S&P 500 Index and 8.88% for the Value Line Convertible Index.

What factors influenced performance?

The Fund’s fiscal year was characterized by several bouts of volatility. The convertible and equity markets began the period in positive territory as investors cheered strong corporate earnings, the passing of corporate and individual tax reform, a smooth Fed Chairman transition, low unemployment and robust economic growth. However, these positive sentiments were then challenged by concerns surrounding rising inflation and interest rates, President Trump’s tariffs, and political uncertainty regarding the midterm elections. The S&P 500 Index corrected 10% in late January/early February, then bounced back 8% only to see another 7% correction before the end of April 2018. The markets then rose fairly steadily until October when investors witnessed another 7% decline. This volatility was conducive to our approach as our positioning allowed the portfolio to participate in some upside as the markets advanced, while also providing a measure of downside protection when the markets fell.

The Fund also performed well against a backdrop of rising interest rates. The Federal Reserve hiked its target Fed Funds rate range by 25 basis points four times during the period to between 2.00% and 2.25%. The 3-year U.S. Treasury yield increased from 1.73% to 2.93%, while the 5-year U.S. Treasury yield moved from 2.01% to 2.98%. The 10-year U.S. Treasury yield increased from 2.38% to 3.15%, trading above 3% for the first time since January, 2014.

The reporting period was most favorable to convertibles displaying balanced risk/reward attributes. Balanced convertibles represented roughly 44% of the U.S. convertible market at the end of the reporting period and were up 7.34% during the 12-month period as measured by the ICE BofAML Total Return U.S. Convertible Index (VTOT). Balanced convertibles outperformed credit sensitive (+4.09%) and equity sensitive (0.00%) convertibles as measured by the ICE BofAML Yield Alternative U.S. Convertible (VYLD) and ICE BofAML Equity Alternative U.S. Convertible (VEQU) indices. Our approach led us to underweight the most equity sensitive convertibles in favor of those with balanced risk-reward attributes.

Economic Sector Contributors

Health Care. Security selection in the health care sector contributed significantly to performance during the period. Positions within the biotechnology, pharmaceuticals and life sciences and tools industries outperformed on a relative basis.

Information Technology. An overweight allocation and security selection in the information technology sector also added value during the period. Portfolio holdings within the application software, systems software, and technology hardware, storage & peripherals finished ahead of their peers in the index.

16	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

Economic Sector Detractors

Industrials. An overweight position and selection in industrials detracted from the Fund’s return. Portfolio holdings in the air freight & logistics, construction & engineering, and aerospace & defense industries notably underperformed.

Consumer Discretionary. An overweight position and selection within the consumer discretionary sector also held back results, as holdings within the internet & direct marketing retail and movies & entertainment industries lagged. Additionally, the portfolio had a relatively heavy average weight to the underperforming automobiles manufacturers industry.

How is the Fund positioned?

We favor the balanced portion of the convertible bond market, as it offers the most attractive risk/reward profile relative to the convertible’s underlying stock. We have actively rebalanced positions by selling convertibles that became more equity sensitive as their underlying stocks increased and used the proceeds to purchase convertibles with stronger risk/reward characteristics. The new issue market has been strong and has provided ample opportunities for rebalancing.

In the technology sector where our largest allocation resides, we have focused on prospects in internet security, cloud computing, software and big data, while reducing our semiconductors exposure throughout the quarter. We have also maintained an overweight to industrials where we see favorable opportunities in transportation equipment and related services.

We remain underweight to the defensive sectors which include communication services, utilities, real estate and staples. While these sectors have recently performed well as global investors sought defensive positioning in the face of non-U.S. market underperformance and trade war uncertainty, the U.S. convertible market has provided a relatively low allocation to these defensive sectors and the convertibles in these areas offered less attractive opportunities in our view. Longer-term, many defensive positions, which served as bond proxies for the last 10 years, have underperformed with rising interest rates. Since we continue to expect rising rates going forward, our interest in these defensive sectors remains muted.

To a limited extent, we have opportunistically added non-U.S. convertibles that provide attractive risk-adjusted returns.

What are your closing thoughts for Fund shareholders?

We have a positive view on the current economic environment and see no signs of a near-term recession. Excesses that led up to previous recessions are not evident. For example, the banking industry remains in good condition and there does not appear to be overinvestment or significantly tighter financial conditions in the U.S. enduring deregulation efforts and tax cuts made earlier in the year continue to promote strong corporate earnings and a healthy job market. Supporting evidence includes vigorous job growth, low unemployment and the lowest jobless claims since 1969. Improving labor participation rates and subdued wage growth have also contributed to the highest consumer confidence in years and low consumer loan delinquencies. Further, positive economic signs include low inflation, strong small business optimism, strong ISM numbers, and the highest capital spending plans since 2007. There are, however, always risks in any environment. These include increasing oil prices and the potential for increased gasoline prices to act as a tax on the consumer, the possible inversion of the yield curve which historically predates recessions, more rapid-than-expected interest rate or inflation increases, and potential impacts of the changing composition of the U.S. Congress. But

SECTOR WEIGHTINGS
Information Technology	33.4%
Health Care	14.6
Consumer Discretionary	11.1
Financials	10.4
Industrials	6.8
Energy	4.8
Utilities	4.0
Real Estate	4.0
Communication Services	2.2
Materials	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	17

Calamos Convertible Fund

currently the largest market risk is the potential for an escalating global trade war. A recent NAFTA replacement agreement with Mexico and Canada provides an air of hope, and we ultimately believe that negotiations with other nations will lead to better trade agreements for the U.S. In the meantime, the increase in market volatility supports the use of convertible bonds and provides us the opportunity to rebalance the portfolio.

We also have a positive outlook on the convertible market. Convertible bonds generally perform better in a rising rate environment than straight bonds. Most recently, from December 2016 to the end of September 2018, the Federal Reserve raised their target Federal Funds rate seven times and over that period convertible securities outperformed investment grade and high yield bonds. Looking forward, we expect the Federal Reserve to continue to raise its benchmark rate. We expect a 25 basis point increase in December and several more rate hikes in 2019. Our expectation is that convertible securities will outperform bonds in this rising rate environment. Additionally, with last December’s tax reform, we believe that lower corporate tax rates have improved the relative attractiveness of lower-coupon convertible bonds versus straight bonds. The reform also included limits on interest expense deductibility which provided potential to skew corporations in favor of issuing convertible bonds over straight bonds in financing. Finally, lower taxes combined with less regulation in a favorable economic environment contribute to a positive corporate climate where convertible securities make sense for growth. Although we may be in the mid-to-latter part of the business cycle, we still see many firms seeking growth capital for mergers and acquisitions, research and development, or capital spending.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

18	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	3.43%	5.19%	8.90%
With Sales Charge	1.11	4.18	8.37
Class C Shares – Inception 7/5/96
Without Sales Charge	2.65	4.40	8.08
With Sales Charge	1.65	4.40	8.08
Class I Shares – Inception 6/25/97	3.73	5.46	9.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.18%; Class C is 1.93% and Class I is 0.93%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The ICE BofAML Total Return U.S. Convertibles Index is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofAML Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofAML Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	19

Calamos Global Convertible Fund

OVERVIEW

The fund invests in global convertible securities. It strives to balance risk/reward, while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe

◾	Leverages more than 30 years of research in convertible security investing

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

◾	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the fund can provide a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Global Convertible Fund returned a flat -0.09% (Class A shares at net asset value) versus the Thomson Reuters Global Convertible Bond Index return of -1.36% and ICE BofAML Global 300 Convertible Index return of 1.95%. Since its inception on December 31, 2014, the Fund increased 3.99% versus a 3.09% gain for the Thomson Reuters Global Convertible Bond Index and 6.51% increase for the ICE BofAML Global 300 Convertible Index.

What factors influenced performance during the reporting period?

The global convertible markets seesawed back and forth during the period. Global equity markets began the period with a strong 11% MSCI World Index return through January as a combination of positive global economic growth, strong corporate earnings, and generally accommodative central bank policies provided support. The markets gave up much of this ground February through March, as investors grew concerned about President Trump’s tariffs, higher market volatility, mixed global economic growth data and the potential for rising interest rates. The markets then climbed a wall of worry into October when the equity markets sold off nearly 8% in the final month of the reporting period amid heightened political risk, ongoing trade disputes, and diverging monetary policy across the globe.

Global interest rates moved higher during the one-year period as illustrated by the Bloomberg Barclays Global Aggregate Bond Index -2.05% return. U.S. Interest rates rose during the period as the Federal Reserve hiked its target fed funds rate range by 25 basis points four times during the period to between 2.00% and 2.25%. The 3-year Treasury yield increased from 1.73% to 2.93%, while the 5-year Treasury yield moved from 2.01% to 2.98%. The 10-year U.S. Treasury yield increased from 2.38% to 3.15% and traded above 3% for the first time since January, 2014. Global high yield credit spreads widened slightly during the period with JPMorgan reporting global spreads widening 36 basis points to 435 basis points above government securities. Wider spreads had a negative impact on the largely below investment grade convertible market and especially on convertibles with CCC implied credit ratings. Consistent with our investment process, we were relatively underweight to these weak credit ratings.

Over the period, the market environment was most favorable to convertibles offering balanced risk/reward attributes. Convertibles with balanced risk/reward attributes were down 0.1% and held up better than those with the most equity sensitivity (-2.7%) and those with the most credit sensitivity (-1.5%). Our approach favored convertibles with balanced risk/reward attributes, while we maintained relative underweights toward the most equity-sensitive and credit-sensitive issues.

20	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

Economic Sector Contributors

•	Information Technology. Security selection in the information technology sector supported period results. Specifically, selection in the internet software & services and systems software industries outperformed. The portfolio also benefited from a relatively heavy allocation to the strong-performing application software industry. A relatively light allocation to the semiconductor equipment industry also added value during the period.

•	Energy. Security selection in the energy sector also contributed to return during the period. The portfolio benefited from a relatively heavy weight to the strong performing oil & gas exploration & production industry and our names in this industry strongly outperformed.

Economic Sector Detractors

•	Financials. Security selection in the financials sector detracted from period results. In particular, portfolio holdings in the asset management & custody banks and diversified banks industries lagged.

•	Materials. Security selection in the materials sector also detracted from the Fund’s return. Specifically, the diversified metals & mining, specialty chemicals and diversified chemicals industries underperformed.

Geographic Influences

•	Security selection in the U.S. added significant value during the period.

•	An underweight allocation and security selection within Europe and Emerging Latin America also supported results.

•	An underweight allocation and security selection Japan held back the portfolio return.

•	Security selection in Emerging Europe & South Africa also detracted from results.

How is the Fund positioned?

We have favored the balanced portion of the convertible bond market and the new issue market has provided ample opportunities for rebalancing. Technology is the largest absolute sector allocation with financials being our largest relative overweight versus the Thomson Reuters Global Convertibles Index. Opportunities in the technology sector have been focused on internet security, cloud computing, software and big data. In financials, we see the best opportunities in diversified and regional banks which should benefit from rising global interest rates, while the convertibles also offer attractive current yield.

We have light absolute allocations to the defensive utilities, communication services and consumer staples sectors. While these sectors performed well during the latter part of the period as global investors sought defensive positioning in the midst of non-U.S. market underperformance and trade war uncertainty, the convertible market had a relatively lower exposure to these defensive sectors and offered less attractive opportunities. Looking longer-term, many defensive positions, which served as bond proxies for the last 10 years, have underperformed with rising interest rates, which we expect to continue. On a relative basis, the portfolio’s largest relative underweight is to health care. We have been especially light in biotechnology where smaller names have not provided attractive risk/reward profiles in our view, especially given that many of these

SECTOR WEIGHTINGS
Information Technology	21.5%
Financials	13.5
Consumer Discretionary	11.2
Industrials	9.5
Real Estate	6.8
Energy	6.3
Health Care	6.2
Communication Services	5.1
Materials	3.1
Consumer Staples	2.0
Utilities	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	21

Calamos Global Convertible Fund

small biotech names do not even have drugs available to sell on the market. The outcome of these convertibles is heavily dependent on whether the drugs in trial become approved.

From a geographic perspective relative to the Thomson Reuters Global Convertible Bond Index, the portfolio holds an overweight allocation within the United States while being underweight in Europe and Japan. These allocation leanings are mostly the result of bottom-up considerations as we have found more favorable convertible structures in the United States than in the Europe and Japan.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been mixed versus expectations but, on balance, continues to reflect positive global growth. Global monetary policy remains accommodative overall, though multiple central banks are normalizing policy and we have seen a pivot toward fiscal stimulus. We have a positive outlook on the convertible market reflective of reasonably sound economic data including strong earnings growth, fairly benign inflation and attractive valuations. There is, however, always risk in any environment. These include the potential inversion of the U.S. yield curve which has historically predated recessions, more rapid then expected interest rate or inflation increases, and/or the change in the composition of the U.S. Congress. In our view, the largest market risk is the potential for an escalating and drawn-out global trade war. A recent NAFTA resolution with the United States, Mexico and Canada provides room for optimism. In the meantime, increased market volatility has provided opportunities to rebalance the portfolio into convertibles with attractive risk reward attributes. Convertibles should also perform well relative to straight bonds as they have in the past when global interest rates have increased. We have witnessed a healthy new convertible issuance market that has been supported by rising interest rates and increased volatility. Additionally, convertible issuance should benefit from last December’s tax legislation which capped the amount of interest expense that can be deducted by issuers given that convertibles have lower interest expense given the conversion option. Calendar year 2018 to date through 10/31 has brought over $76 billion of new issuance which is already more than the $74 billion brought to market in 2017.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

22	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-0.09%	3.99%
With Sales Charge	-2.35	2.68
Class C Shares – Inception 12/31/2014
Without Sales Charge	-0.77	3.25
With Sales Charge	-1.73	3.25
Class I Shares – Inception 12/31/2014	0.24	4.28

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.46%; Class C is 2.20% and Class I is 1.19%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

On July 1, 2018, the Thomson Reuters Global Convertible Bond Index (USD) replaced the ICE BofAML Global 300 Convertible Index as the Fund’s primary benchmark because it more closely aligns with the Fund’s investment universe. The Thomson Reuters Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Growth Fund

OVERVIEW

The fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing

◾	Active management focuses on top-down views and bottom-up fundamentals

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

This actively managed fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS
A Shares	128119302
C Shares	128119856
I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Growth Fund returned 6.12% (Class A shares at net asset value) versus the S&P Composite 1500 Growth Index return of 10.69%. For the same period, the S&P 500 Index rose 7.35% and the Russell Midcap Growth Index returned 6.14%. The top-three names of the S&P 1500 Growth Index accounted for 54% of index return or 17% of market value. Top-10 names accounted for 74% of return or 32% of market value.

The Fund’s performance reflects continued strength in the U.S. economy, where businesses enjoyed the continuation of strong, double-digit earnings growth (as represented by S&P 500 earnings growth). However, we also saw a slow decline in overall market valuation brought on by concerns of Fed rate hikes and slowing global growth.

Since its inception on September 4, 1990, the Fund has returned 12.61% on an annualized basis (Class A shares at net asset value), demonstrating its ability to outdistance the growth and broad indices over full market cycles. Over the same period, the S&P 500 Index and the Russell Midcap Growth Index returned 10.12% and 10.81%, respectively.

What factors influenced performance over the period?

The U.S. and world equity markets began the period in a state of euphoria. Investors and markets cheered strong global growth, tax reform in the U.S., and accommodative monetary policies around the world. Through January 26, 2018, the S&P 500 Index (as a broad measure of the U.S. equity market) was on pace for a 61% annualized return.

In late January and early February of 2018, U.S. equity markets witnessed their first correction since early 2016. Investor worry centered on strong U.S. economic data, which many believed could lead the Fed to be more hawkish than anticipated. Market volatility was back after being absent for most of 2016 and 2017. Eventually U.S. markets climbed higher on the back of strong U.S. corporate earnings growth. U.S. real GDP growth gained 4.2% in 2Q 2018, and the U.S. equity market regained its stride. The market and growth stocks climbed from early April though the end of August 2018 and attained new highs. After bouncing mostly sideways though September, the market dropped in October, and the culprit again appeared to be angst over rate hikes putting the brakes on future growth.

Equity market performance was extremely narrow during the period, perhaps indicating a crowded trade mentality. Within the S&P 500 Index, the top three stocks by market capitalization (Apple, Microsoft and Amazon) accounted for approximately 55% of the benchmark’s returns. While the S&P 500 Index was up 7.35% for the reporting period, the equally weighted S&P 500 Index was ahead only 4.58%.

The Fund had been outperforming the S&P Composite 1500 Growth Index for much of the first seven months of the reporting period, but Fund performance struggled from mid-May through the end of the reporting period. Our investments within the financials sector struggled most notably in the latter part of the reporting period. Our belief that rising rates and a steepening of the yield curve may provide a strong tailwind for the sector has not come to pass. But we continue to find attractive opportunities within the sector as we examine better capitalized U.S. banking institutions, attractive valuations,

24	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

and solid growth prospects. For the full reporting period, the overweight to the financials sector has been a drag on relative performance, as has company-specific selection within insurance and mortgage finance.

Selection within healthcare has been a drag on relative performance. Individual names within the pharmaceuticals as well as equipment industries underperformed. Additionally, as mentioned, our portfolio has been a bit more cautious around the mega cap names in general. In our view, those names (in aggregate) trade at more expensive valuations and could be a crowded trade. Our stance relative to the top names in the index has detracted from relative performance, as those names generally performed well for the reporting period.

Selection within the industrials sector strongly outperformed their counterparts within the benchmark. The industrials sector was a laggard among the market’s sectors, as concerns about growth outside of the U.S. and ongoing trade disputes seemed to dampen the outlook for cyclical growth opportunities. That being said, individual names within conglomerates, machinery and airlines industries all added significant value during the reporting period. Our stance on some of the more outright defensive sectors of the market, such as real estate and utilities, was also beneficial. Our view that investors would still prefer U.S. secular and cyclical growth names proved accurate.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, and strong growth catalysts, while being mindful of valuations.

Before we discuss positioning changes, it should be noted that during the reporting period, Standard & Poor’s changed the classification of some information technology, consumer discretionary and telecommunications services names, which may render comparisons to the beginning of the period more difficult. Most notably, the telecommunications services sector is now called communication services and is the home for Alphabet and Facebook (both formerly held within the information technology sector). Disney, Netflix, Comcast, Time Warner and Fox came out of the consumer discretionary sector and are now held within the communication services sector as well.

The Fund still favors a combination of secular and cyclical growth opportunities. Information technology, consumer discretionary and communication services are the Fund’s largest sectors in terms of absolute weight, though industrials, financials and health care also each make up more than 10% of portfolio holdings. Even so, our weights to information technology and consumer discretionary decreased over the period, and the increase in communication services was mainly a result of the reclassification mentioned earlier. That leaves real estate, utilities, energy, consumer staples and materials as sectors with smaller weights or, in some cases, no exposure. Despite an increase in volatility, we believe the underpinnings of the U.S. economy remain intact given the strength in corporate earnings, an accommodative monetary policy (despite incremental moves to raise rates), an improved fiscal policy and a more relaxed regulatory environment.

SECTOR WEIGHTINGS
Information Technology	25.5%
Consumer Discretionary	15.9
Communication Services	13.9
Industrials	13.5
Financials	12.7
Health Care	12.2
Materials	3.7
Consumer Staples	2.0
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth Fund

What closing thoughts do you have for Fund shareholders?

We hold to the view that the U.S. market has not seen the last hurrah of its long, but slower growth recovery initiated many years ago. What can be confusing about the risk outlook is that slowing economic growth is not the problem—the source of market risk may be the turning of the monetary tide in the U.S. However, we remain cautious and patient, believing that the U.S. bull market still has legs. The consensus may have underestimated the impact of the Tax Cuts and Jobs Act, which promoted a massive transfer of resources from the public to the private sector. Along with deregulation, these changes have encouraged high levels of confidence among American small businesses and facilitated an acceleration of bank lending. So long as the U.S. can manage to balance interest rates and inflation, we believe that U.S. equities can continue to offer attractive opportunities.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

26	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	6.12%	8.53%	11.97%
With Sales Charge	1.09	7.47	11.43
Class C Shares – Inception 9/3/96
Without Sales Charge	5.34	7.71	11.14
With Sales Charge	4.48	7.71	11.14
Class I Shares – Inception 9/18/97	6.41	8.80	12.26

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.40%; Class C is 2.15% and Class I is 1.15%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

On October 1, 2018, the S&P 1500 Growth Index replaced the Russell Midcap® Growth Index as the Fund’s primary benchmark because the Fund’s portfolio managers believe the S&P 1500 Growth Index more closely represents the Fund’s investment universe. The S&P 1500 Growth Index is designed to provide investors with a measure of the performance of U.S. growth equities.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	27

Calamos Growth and Income Fund

OVERVIEW

The fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX

FUND CUSIP NUMBERS
A Shares	128119104
C Shares	128119831
I Shares	128119872

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Growth and Income Fund gained 5.20% (Class A Shares at net asset value) versus a return of 7.35% for the S&P 500 Index and a 4.05% increase for the ICE BofAML All U.S. Convertibles ex Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund has returned 10.82% on an annualized basis (Class A shares at net asset value) versus a 10.36% gain for the S&P 500 Index and a 9.31% return for the ICE BofAML All U.S. Convertibles ex Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, over the life of the Fund with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

The U.S. and world equity markets began the period in a state of euphoria. Investors and markets cheered strong global growth, tax reform in the U.S., and accommodative monetary policies around the world. Through January 26, 2018, the S&P 500 Index (as a broad measure of the U.S. equity market) was on pace for a 61% annualized return.

In late January and early February of 2018, U.S. equity markets witnessed their first correction since early 2016. Investor worry centered on strong U.S. economic data, which could lead the Fed to be more hawkish than anticipated. Market volatility was back after being absent for most of 2016 and 2017. Eventually U.S. markets climbed higher on the back of strong U.S. corporate earnings growth. U.S. real GDP growth gained 4.2% in 2Q 2018, and the U.S. equity market regained its stride. The S&P 500 Index climbed from early April through the end of August 2018 and attained new highs. After bouncing mostly sideways through September, the market dropped in October, and the culprit again appeared to be angst over rate hikes putting the brakes on future growth.

Equity market performance was extremely narrow during the period, perhaps indicating a crowded trade mentality. Within the S&P 500 Index, the top three stocks by market capitalization (Apple, Microsoft and Amazon) accounted for approximately

28	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

55% of the benchmark’s returns. While the S&P 500 Index was up 7.35% for the reporting period, most of this gain came from a few outsized tech stocks. In fact, the equally weighted* S&P 500 Index was ahead only 4.58% for the 12-month period. This index performance concentration, in our view, exemplifies one of the risks in the marketplace: investors crowding into a handful of names. An approach such as the Growth and Income Fund may help them access equity markets while being more mindful of risk.

Market volatility, while never enjoyable in the midst of it, can be beneficial to our strategy, as it provides opportunities to manage the risk/reward posture within the Fund. While the Fund participated strongly in the initial upward trajectory of the reporting period, the Fund also sustained its value better during the sharp and sudden sell-off in late January and early February. And again, toward the end of the reporting period in late September and October, the Fund’s positioning resulted in reduced downside participation during the equity market’s sell-off.

The Fund benefitted from convertible structures in the earlier part of 2018, as volatility pricing presented opportunities to access markets and securities with attractive risk/reward profiles. As volatility increased, these investments provided positive contributions to portfolio performance. Additionally, the Fund’s investments in the industrials and utilities sectors strongly outperformed those within the S&P 500 Index. While industrials names struggled within the market, Fund holdings within conglomerates as well as railroads performed well and provided strong absolute and relative results. A convertible holding in the electric utilities industry also outperformed to the benefit of Fund performance.

The Fund’s stance within the S&P 500 Index’s top-performing sectors, consumer discretionary, health care and information technology, delivered positive absolute returns, though relative underperformance. Selection within the consumer discretionary sector lagged and was a drag on relative performance. Holdings within the movies & entertainment space performed well overall providing double-digit increases for the reporting period, though trailing their S&P 500 Index peers. Selection within general merchandise stores as well as footwear underperformed. Information technology was one of the market’s leading sectors, but Fund holdings lagged the market’s return. The Fund’s convertible holdings in semiconductor names outperformed their underlying common stocks, though the issuing companies lagged the overall semiconductor industry.

How is the Fund positioned?

Before we discuss positioning changes, it should be noted that during the reporting period, Standard & Poor’s changed the classification of some information technology, consumer discretionary and telecommunications services names, which may render comparisons to the beginning of the period more difficult. Most notably, the telecommunications services sector is now called communication services and is the home for Alphabet and Facebook (both formerly held within the information technology sector). Disney, Netflix, Comcast, Time Warner and Fox came out of the consumer discretionary sector, and are now held within the communication services sector as well. In terms of the portfolio, our weights to information technology and consumer discretionary decreased over the period, and the increase in communication services was mainly a result of the reclassification mentioned above.

Overall, we believe that the U.S. equity market can climb higher on the back of strong fundamentals, a growing economy and improved household/consumer balance sheets. As the Fed has shown concern regarding inflation and responded by raising interest rates, we continue to favor higher-quality growth businesses that have the potential to continue expanding, yet offer strong free cash flow. Conversely, we avoid more

SECTOR WEIGHTINGS
Information Technology	19.7%
Health Care	13.3
Financials	12.1
Consumer Discretionary	11.1
Industrials	9.2
Communication Services	8.7
Consumer Staples	6.3
Energy	5.0
Utilities	3.4
Real Estate	2.4
Other	2.1
Materials	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

*	Equal weighting gives the same weight, or importance, to each stock in a portfolio or index.

www.calamos.com	29

Calamos Growth and Income Fund

outright defensive businesses that may offer cash flows, but have little-to-no growth potential. Despite the Standard & Poor’s reclassification, information technology is still the largest sector within the index, and remains the largest sector within the Fund. Within the tech sector, we favor application software companies who help other businesses remain productive. Within industrials, we favor transportation businesses who are able to wield pricing power in markets that have capacity constraints. We hold less in areas such as REITs and low-growth consumer staples, where businesses may offer stability but not enough growth, in our view.

What closing thoughts do you have for Fund shareholders?

There continues to be a lot of discussion about where the U.S. is situated within its economic cycle and also where the U.S. equity market is located in its progression. As the market has enjoyed a long run of solid market performance since the Great Financial Crisis back in 2008, many are beginning to question how long this might last. The U.S. economic recovery has been lengthy, but growth has also been lower than typical economic expansions of the past. In our view, this gives us reason to believe that the economy may continue to grow, as expansions are not time constrained, but are subject to booms and busts. We will keep a watchful eye on financial conditions and seek to tailor the portfolio’s risk/reward profile as we see changes in market and economic conditions. Volatility has increased over recent years, and we have again seen corrections within the equity market. We believe that the potential benefits of managing risk and volatility may be more timely today than in the recent past.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

30	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/22/88
Without Sales Charge	5.20%	7.60%	10.58%
With Sales Charge	0.22	6.55	10.05
Class C Shares – Inception 8/5/96
Without Sales Charge	4.42	6.77	9.75
With Sales Charge	3.44	6.77	9.75
Class I Shares – Inception 9/18/97	5.45	7.85	10.85

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.12%; Class C is 1.87% and Class I is 0.87%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofAML All U.S. Convertibles ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	31

Calamos Dividend Growth Fund

OVERVIEW

The fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund seeks to provide a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Dividend Growth Fund returned 5.26% (Class A shares at net asset value) versus a 7.35% gain for the S&P 500 Index.

The Fund’s performance reflects continued strength in the U.S. economy where businesses enjoyed the continuation of strong double-digit earnings growth (as represented by S&P 500 earnings growth). However, we also saw a slow decline in overall market valuation brought on by concerns of Fed rate hikes and slowing global growth. Market leadership came from areas not typically known as strong dividend growth stories, with consumer discretionary, information technology and health care representing the only sectors to outperform the broad market’s return.

Our screening and fundamental research process favors companies with higher-quality balance sheets rather than those that require additional financing to maintain operations. Our top-down view helped steer us toward cyclical growth companies that may see improving balance sheets in light of a synchronous global-growth environment. However, we also hold traditionally stronger, stable growth companies, avoiding most of the bond-proxy stocks.

What factors influenced performance?

The U.S. and world equity markets began the period in a state of euphoria. Investors and markets cheered strong global growth, tax reform in the U.S., and accommodative monetary policies around the world. Through January 26, 2018, the S&P 500 Index (as a broad measure of the U.S. equity market) was on pace for a 61% annualized return.

In late January and into February of 2018, U.S. equity markets witnessed their first correction since early 2016. Investor worry centered on strong U.S. economic data, which many believed could lead the Fed to be more hawkish than anticipated. Market volatility was back after being absent for most of 2016 and 2017. Eventually U.S. markets climbed higher on the back of strong U.S. corporate earnings growth. U.S. real GDP growth gained 4.2% in 2Q 2018, and the U.S. equity market regained its stride. The S&P 500 Index climbed from early April though the end of August 2018 and attained new highs. After bouncing mostly sideways though September, the market dropped in October, and the culprit again appeared to be angst over rate hikes putting the brakes on future growth.

Equity market performance was extremely narrow during the period, perhaps indicating a crowded trade mentality. Within the S&P 500 Index, the top three stocks by market capitalization (Apple, Microsoft, and Amazon) accounted for approximately 55% of the benchmark’s returns. While the S&P 500 Index was up 7.35% for the reporting period, the equally weighted* S&P 500 Index was ahead only 4.58%.

The Fund’s underweight and selection within both information technology and consumer discretionary detracted from relative performance. Within information technology, the Fund’s holdings collectively had strong double-digit returns, but trailed their S&P 500 Index peers. Selection within the semiconductor and semiconductor equipment industries

*	Equal weighting gives the same weight, or importance, to each stock in a portfolio or index.

32	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

disappointed, as global growth decelerated. Holdings in internet software & services also lagged. In this case, we believed the Fund was better positioned from a valuation perspective, but we still underperformed on a relative basis. Within the consumer discretionary sector, holdings in the movies & entertainment industry lagged, as the Fund missed out on an outsized gain by not owning one highflying stock in the index. Struggles within a discount retailer also detracted from performance, as did missing out on large gains in smaller automotive retailers.

The Fund did see relative outperformance from sectors that trailed the overall market, such as industrials, utilities and real estate. Industrials tended to struggle as global growth disappointed, but the Fund’s selection within aerospace & defense as well as railroads strongly outperformed. Real estate and utilities are commonly viewed as defensive, yield-oriented sectors, and the Fund had lesser weights to each of those sectors as our preference for businesses showing higher growth steered us toward other areas.

How is the Fund positioned?

As always, our focus remains on solid businesses that have sustainable cash flows and are trading at attractive prices. Moreover, our emphasis on companies that are better stewards of capital should help relative performance in the current investment environment. We believe that rising interest rates will prove most difficult for companies heavily reliant on easy access to capital markets to fund their operations. The ability of companies to fund and potentially grow dividends is likely to be a priority among investors as interest rate increases are still modest. Holdings with equity yields and an opportunity for capital appreciation still appear to be an attractive investment allocation.

Before we discuss positioning changes, it should be noted that during the reporting period, Standard and Poor’s changed the classification of some information technology, consumer discretionary and telecommunications services names, which may render comparisons to the beginning of the period more difficult. Most notably, the telecommunications services sector is now called communication services, and is the home for Alphabet and Facebook (both formerly held within the information technology sector). Disney, Netflix, Comcast, Time Warner and Fox came out of the consumer discretionary sector, and are now held within the communication services sector as well. So, in absolute terms, the information technology and consumer discretionary sectors shrank in size, while the former telecommunication services, now communication services is considerably larger.

The Fund holds relatively modest overweights and underweights across the various sectors. The Fund continues to hold a slight overweight to the financials sector where we are finding attractive stocks with much improved balance sheets and growth potential in light of improved economic trends. Rising interest rates and more “normalized” business operations going forward could be a tailwind for financial stocks. The Fund now has a modest underweight to information technology stocks, as some of the blue chip names are no longer categorized as tech. The Fund maintains modest underweights to consumer staples and real estate, as we believe diminished growth prospects have made the sectors broadly less attractive.

SECTOR WEIGHTINGS
Information Technology	19.4%
Financials	14.7
Health Care	14.0
Communication Services	10.2
Industrials	9.5
Consumer Discretionary	9.5
Consumer Staples	6.6
Energy	6.0
Utilities	3.5
Materials	2.5
Real Estate	2.0
Other	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	33

Calamos Dividend Growth Fund

What closing thoughts do you have for Fund shareholders?

There continues to be a lot of discussion about where the U.S. is situated within its economic cycle and also where the U.S. equity market is located in its progression. As the market has enjoyed a long run of solid market performance since the Great Financial Crisis back in 2008, many are beginning to question how long this might last. The U.S. economic recovery has been lengthy, but growth has also been lower than typical economic expansions of the past. In our view, this gives us reason to believe that the economy may continue to grow, as expansions are not time constrained, but are subject to booms and busts. We will keep a watchful eye on financial conditions and seek to tailor the portfolio’s risk/reward profile as we see changes in market and economic conditions. Volatility has increased over recent years, and we have again seen corrections within the equity market. We believe that the potential benefits of managing risk and volatility may be more timely today than in the recent past.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

34	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	5.26%	7.09%	7.48%
With Sales Charge	0.30	6.05	6.48
Class C Shares – Inception 8/5/2013
Without Sales Charge	4.56	6.31	6.69
With Sales Charge	3.59	6.31	6.69
Class I Shares – Inception 8/5/2013	5.61	7.36	7.75

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.87%; Class C shares is 2.73% and Class I shares is 1.80%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	35

Calamos Opportunistic Value Fund

OVERVIEW

The fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund is a core value option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS
A Shares	128119666
C Shares	128119641
I Shares	128119633

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Opportunistic Value Fund returned 4.53% (Class A shares at net asset value) versus a gain of 2.82% for the S&P Composite 1500 Value Index and increase of 3.03% for the Russell 1000 Value Index.

The Fund’s strong absolute and relative performance was a result of actively managing the Fund’s sector weightings and market exposures during a reporting period that witnessed two corrections. The Fund’s performance reflects continued strength in the U.S. economy, where businesses enjoyed the continuation of strong, double-digit earnings growth (as represented by S&P 500 earnings growth). However, we also saw a slow decline in overall market valuation brought on by concerns of Fed rate hikes and slowing global growth.

What factors influenced performance?

The U.S. and world equity markets began the period in a state of euphoria. Investors and markets cheered strong global growth, tax reform in the U.S., and accommodative monetary policies around the world. Through January 26, 2018, the S&P 500 Index (as a broad measure of the U.S. equity market) was on pace for a 61% annualized return.

In late January and into February of 2018, U.S. equity markets witnessed their first correction since early 2016. Investor worry centered on strong U.S. economic data, which many believed could lead the Fed to be more hawkish than anticipated. Market volatility was back after being absent for most of 2016 and 2017. Eventually U.S. markets climbed higher on the back of strong U.S. corporate earnings growth. U.S. real GDP growth gained 4.2% in 2Q 2018, and the U.S. equity market regained its stride. The market climbed from early April through the end of August 2018 and attained new highs. After bouncing mostly sideways through September, the market dropped in October, and the culprit again appeared to be angst over rate hikes putting the brakes on future growth.

The market had a preference for stocks offering higher-growth opportunities, as evidenced by the S&P Composite 1500 Growth Index’s 10.69% gain during the reporting period, which far outstripped the 2.82% gain of the S&P Composite 1500 Value Index. The Fund’s preference for stocks in companies showing stronger growth characteristics, yet trading at attractive valuations, worked well for portfolio performance.

Fund holdings in industrials added considerable value for the 12-month period. While industrials stocks within the benchmark struggled and declined in aggregate for the period, Fund holdings were able to deliver positive returns. Most notably, holdings within aerospace & defense as well as selection within industrial conglomerates provided strong outperformance.

Information technology holdings also strongly outperformed. The portfolio was overweight technology stocks during the period, favoring secular opportunities with the potential for cash flow growth. It was individual selection that was most additive to relative performance. Stock picks within the data processing, hardware, and systems software industries all strongly outperformed.

36	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

Energy holdings lagged those of the benchmark and detracted from relative performance. Within the oil and gas exploration and production industry, a mix of holdings underperformed those of the value index. The consumer discretionary sector was a market leading sector within the value benchmark, but Fund holdings within movies & entertainment and luxury goods industries lagged.

How is the Fund positioned?

We believe that the U.S. economy is still in favorable shape and that select businesses may continue to offer free cash flows as well as growth. As such, we continue to underweight the “safety trade” names that typically offer high dividends, but do not offer much opportunity for growth, and certainly trade at premiums relative to their growth potential.

Before we discuss positioning changes, it should be noted that during the reporting period, Standard & Poor’s changed the classification of some information technology, consumer discretionary and telecommunications services names, which may render comparisons to the beginning of the period more difficult. Most notably, the telecommunications services sector is now called communication services.

The Fund’s largest weighting and overweight remains in the information technology sector. The sector is large and diverse and offers varying opportunities for cyclical and secular growth. These IT companies are typically well capitalized and generate high cash flows from operations. We currently favor IT services and software for these reasons. Health care represents the next largest overweight, where the main allocation currently resides in life sciences and equipment rather than biotechnology and pharmaceuticals. The portfolio is most underweight the consumer staples sector, where stability is not enough when other areas of the market continue to offer better growth prospects relative to valuation. With respect to changes, the Fund’s weights to information technology and consumer discretionary decreased over the period, while the increase in communication services was mainly a result of Standard & Poor’s reclassification.

What closing thoughts do you have for Fund shareholders?

There continues to be a lot of discussion about where the U.S. is situated within its economic cycle and also where the U.S. equity market is located in its progression. As the market has enjoyed a long run of solid market performance since the Great Financial Crisis back in 2008, many are beginning to question how long this might last. The U.S. economic recovery has been lengthy, but growth has also been lower than typical economic expansions of the past. In our view, this gives us reason to believe that the economy may continue to grow, as expansions are not time constrained, but are subject to booms and busts. At some point in the economic and market cycles, value stocks will likely regain their relative favor. During the annual period when growth investing primarily led the way, we are pleased that our approach of seeking businesses that are good stewards of capital and trading at attractive valuations relative to their growth and future prospects has delivered outperformance.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Financials	22.5%
Information Technology	13.3
Health Care	12.6
Energy	11.4
Industrials	9.8
Consumer Staples	7.0
Communication Services	6.3
Consumer Discretionary	5.1
Utilities	4.7
Real Estate	3.1
Materials	2.7
Other	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	37

Calamos Opportunistic Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (10/2/02) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

38	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	4.53%	6.13%	8.89%
With Sales Charge	-0.44	5.10	8.37
Class C Shares – Inception 1/2/02
Without Sales Charge	3.77	5.34	8.09
With Sales Charge	2.77	5.34	8.09
Class I Shares – Inception 3/1/02	4.78	6.38	9.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.67%; Class C is 2.42% and Class I is 1.42%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90% and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

On October 1, 2018, the S&P 1500 Value Index replaced the Russell 1000 Value Index as the Fund’s primary benchmark because it more closely aligns with the Fund’s investment strategy. The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	39

Calamos International Growth Fund

OVERVIEW

The fund invests in non-U.S. growth companies. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Focuses on growth in an asset class that is mostly defined by core and value offerings

◾	Stresses company fundamentals, including global presence and strong or accelerated earnings growth

◾	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Investors tend to underinvest in growth outside the U.S. and emphasize growth with U.S.-oriented equity funds. The fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX

FUND CUSIP NUMBERS
A Shares	128119575
C Shares	128119559
I Shares	128119542

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the twelve-month period ended October 31, 2018, Calamos International Growth Fund returned -12.70% (Class A shares at net asset value) versus a -5.66% return for the MSCI EAFE Growth Index and -8.42% return for the MSCI ACWI Ex U.S. Growth Index.

The period gave rise to multiple cross-currents that increasingly challenged equity returns as the year progressed, and stocks were subject to two relatively distinct market environments over the period. International equities finished 2017 with strong gains for the year, synchronized global growth and low volatility by historic standards. As we progressed into 2018, stocks experienced higher volatility and declined over the past six months, in particular, because of escalating trade disputes, mixed economic data, a stronger U.S. dollar, and recurring political risk. For the one-year period, the Fund underperformed, as many of our holdings in companies with higher-growth and higher-quality characteristics trailed the benchmark despite their leading fundamental profiles.

Since its inception on March 16, 2005, the Fund has returned 6.12% on an annualized basis (Class A shares at net asset value) compared to a 5.11% return in the MSCI EAFE Growth Index and 5.20% gain by the MSCI ACWI Ex U.S. Growth Index. We believe this long-term record demonstrates the Fund’s ability to generate excess returns in international growth equities over complete market cycles.

What factors influenced performance during the reporting period?

The Fund underperformed the benchmark as many of our holdings in companies with higher growth and higher return on invested capital characteristics trailed the index. International markets rewarded companies with relatively more defensive growth and more value-oriented fundamentals, including lower price-to-earnings ratios.

From a geographic perspective, the Fund’s relative overweight stance in China and lagging security selection in Japan detracted from return, while Fund holdings in Canada and Sweden generated strong returns and added value to performance.

From a sector perspective, the Fund’s security selection in industrials and financials detracted from performance, as investors expressed concern about slowing global growth and certain holdings in diversified banks, machinery and aerospace industries declined in turn. The Fund’s selection within technology and real estate added to return; select positions in application software and real estate operating companies performed well due to sound fundamentals.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

The Fund has a modest overweight in Europe versus the MSCI ACWI Ex U.S. Growth Index, where we blend market capitalizations and end markets through a combination

40	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

of select exporters and companies that address domestic demand. The region offers attractive valuations and supportive liquidity, but we are also evaluating the mixed economic data and multiple political risks. We are underweight in Japan but see certain opportunities tied to the economy’s progress toward sustained growth and its inflation target. Japan’s accommodative policy, reasonable valuations and the potential for margin expansion provide additional enticements for investors.

We continue to be selective in emerging markets positioning, favoring companies exhibiting higher growth and quality fundamentals in key demand areas such as software & services, internet retail, and insurance. We are balancing positive earnings growth and attractive valuations against the negative effects of tighter global liquidity, a strong U.S. dollar, and persistent trade disputes.

From a sector perspective, the Fund has an overweight position in technology. We favor technology positions in software & services, consulting and select hardware areas due to leading growth fundamentals, large addressable markets and alignment with our secular themes. Industrials and consumer discretionary also represent key sector weights in the Fund. The Fund owns a number of positions in diverse industries including aerospace, industrial machinery, apparel and luxury goods, and internet retail.

We have an underweight stance in more defensive, interest rate-sensitive areas such as utilities and traditional telecom companies, while we favor exposure to defensive growth opportunities in health care and consumer staples with more consistent demand opportunities. We own select positions in energy and materials, and see more opportunities developing due to supply and demand fundamentals and earnings growth potential.

What closing thoughts do you have for Fund shareholders?

International macroeconomic data and corporate fundamentals have been divergent and mixed versus expectations but, on balance, reflect continued economic growth and moderate inflation. Global monetary policy remains accommodative overall, though multiple central banks are normalizing policy and we have seen a pivot toward fiscal stimulus. We continue to believe international equities are at a key juncture where important headwinds and tailwinds are colliding, and we will be looking to additional data to provide more confirmation of direction from here. We see opportunities in foreign markets, distinguished by positive earnings growth, fairly benign inflation and attractive valuations.

In terms of Fund positioning, we favor a blend of investments in secular growth and more defensive growth businesses, in addition to a set of more cyclical companies. This positioning reflects our anticipation of moderate growth conditions but also the potential for economic re-acceleration in the coming quarters. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer and health care companies with targeted areas of demand, and a set of more cyclical companies with sound fundamentals and multiple catalysts. Our active investment approach and long-term perspective positions us well to take advantage of the volatility and opportunities in international equities.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Information Technology	17.3%
Consumer Discretionary	13.8
Consumer Staples	13.3
Industrials	11.4
Financials	10.6
Health Care	10.2
Communication Services	7.7
Energy	4.9
Materials	3.5
Real Estate	2.0
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	41

Calamos International Growth Fund

42	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	-12.70%	2.06%	9.14%
With Sales Charge	-16.83	1.07	8.62
Class C Shares – Inception 3/16/05
Without Sales Charge	-13.35	1.30	8.34
With Sales Charge	-14.18	1.30	8.34
Class I Shares – Inception 3/16/05	-12.48	2.32	9.43
Class R6 Shares – Inception 9/17/18^			-10.67

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.46%; Class C is 2.21% and Class I is 1.21%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I are limited to 1.10%, 1.85% and 0.85% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI Ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher-growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	43

Calamos Evolving World Growth Fund

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS
A Shares	128119161
C Shares	128119146
I Shares	128119138

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Evolving World Growth Fund returned -15.43% (Class A shares at net asset value) versus a -12.19% return for the MSCI Emerging Markets Index. The negative returns reflect the challenging backdrop for emerging market assets and two distinct market environments over the 12-month period. EM equities advanced initially through early 2018 thanks to strong fundamentals, but declined significantly over the final six months of the period due to escalating global trade disputes, slowing economic growth, tightening financial conditions and a stronger U.S. dollar.

As we pursued our risk-managed investment objective, the Fund managed to reduce volatility versus the Index during the period, but the significant outperformance of value-oriented companies in the index challenged the returns of our holdings with their higher-growth, higher-quality characteristics.

What factors influenced performance during the reporting period?

For the period, the Fund’s negative return was primarily a consequence of our positive outlook for emerging market assets in 2017 and into 2018, based on our view that global growth prospects were improving and equity valuations remained compelling. As a result of this outlook, we owned more of our equity holdings in local emerging market positions and raised the equity sensitivity within our convertible bond holdings. From a country perspective, we also invested more in two of our preferred countries: China and India. As the year progressed, both of these allocation decisions came under pressure as we underestimated the degree to which deteriorating U.S.-China trade relations and tighter global liquidity conditions would impact returns.

From a sector perspective, the Fund’s underweight stance and security selection within energy and financials negatively affected performance. Fund holdings in the diversified banks and integrated oil & gas industries lagged, as positions in the benchmark with higher leverage and lower quality outperformed in step with the value-based style leadership for the year.

The Fund’s selection within health care and real estate added value, as select positions in the life & health insurance and real estate development industries performed well due to security-specific factors. In addition, the Fund holdings in convertible bond securities experienced less volatility and added value versus the broad decline in the MSCI Emerging Markets Index, highlighting the benefit of actively investing in convertibles as one aspect of our risk-managed approach.

The Fund’s positioning detracted from performance in terms of select country allocation decisions. In particular, the Fund’s overweight stance in India and China, coupled with underweight allocations in Brazil and Russia, held back performance for the period.

How is the Fund positioned?

Our positioning favors economies benefiting from select domestic demand trends, pro-growth fiscal reforms, and a blend of secular growth and more cyclical opportunities. We favor investments in Emerging Asia, with China and India being two of our larger weights, though we have trimmed the absolute level over the year because of the near-term challenges in these markets. We also see bottom-up opportunities in South Korea,

44	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

Taiwan, Brazil and the Philippines among other markets. We have added to weights in relatively more defensive developed market positions (with significant revenue ties to emerging markets) in order to provide diversification and reduce downside volatility.

From a sector perspective, the largest Fund allocations are in technology, financials, consumer discretionary, consumer staples and communication services. The Fund has underweight positions in utilities, materials and financials as many of the larger positions in the index exhibit lower-quality and higher-leverage characteristics than we prefer in our approach.

What closing thoughts to you have for Fund shareholders?

Global liquidity conditions tightened over the period and we are closely monitoring multiple headwinds to emerging markets including persistent trade disputes, the impact of more restrictive Fed policy, a strong dollar, and mixed economic data in China. Emerging market earnings growth remains quite positive, even as investor sentiment and positioning reflect a considerable degree of skepticism, and asset valuations are attractive relative to history. In our view, many companies with higher-quality fundamentals and sustainable-growth characteristics have been excessively punished during this broad sell-off and we believe these fundamental attributes may once again prove more meaningful as we see reduced market emphasis on global trade and policy developments. From a thematic and sector perspective, we see opportunities in information technology, consumer goods and media & entertainment, in addition to healthy financials and a select group of cyclical companies with improving fundamentals and catalysts. We believe our active and risk-managed investment approach will position the Fund to take advantage of the investment opportunities that should emerge in the wake of the widespread decline across emerging markets during the period.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Financials	19.8%
Communication Services	18.2
Information Technology	16.5
Consumer Staples	9.7
Energy	8.7
Industrials	6.3
Consumer Discretionary	5.5
Materials	5.1
Real Estate	3.1
Health Care	3.1
Other	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	45

Calamos Evolving World Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	-15.43%	-1.45%	6.08%
With Sales Charge	-19.45	-2.41	5.56
Class C Shares – Inception 8/15/08
Without Sales Charge	-16.04	-2.19	5.29
With Sales Charge	-16.88	-2.19	5.29
Class I Shares – Inception 8/15/08	-15.21	-1.21	6.35

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.67%; Class C is 2.41% and Class I is 1.41%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2009. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Emerging Market Equity Fund returned -19.14% (Class A shares at net asset value) versus the -12.19% return for the MSCI Emerging Markets Index.

The negative return reflects the challenging backdrop for emerging market assets and two distinct market environments over the 12-month period. Emerging market stocks initially advanced through early 2018 thanks to strong fundamentals, but declined significantly over the final six months of the period due to escalating global trade disputes, slowing economic growth, tightening financial conditions and a stronger U.S. dollar. The Fund underperformed the index as many of our holdings in companies with strong growth and higher-quality characteristics lost ground despite their leading fundamentals.

What factors influenced performance during the reporting period?

The Fund underperformed the benchmark as many of our holdings in companies with higher-growth, higher-quality characteristics were out of favor as value-oriented names exerted leadership in the emerging market index. Specifically over the period, the MSCI EM Value Index returned -7.83% versus the -16.53% decline in the MSCI EM Growth Index, reflecting an 8% spread in favor of value stocks.

From a sector perspective, the Fund’s average overweight stance and security selection in technology detracted the most from performance. Specifically, the Fund’s holdings in internet software & services and semiconductors lagged the index due to concerns about global trade tension, increased regulations in China, and a slowdown in earnings growth. Fund positions in energy also detracted value. Holdings in the integrated oil & gas industry underperformed, as higher-beta, value-oriented parts of the index performed better. The Fund’s selection within health care and industrials added value, as select positions in the life & health insurance and industrial machinery industry performed well due to attractive growth and larger available markets.

The Fund’s select country allocation decisions detracted from performance. In particular, the Fund’s underweight allocation in Russia and trailing security selection in South Korea, Taiwan and Thailand held down return, while the Fund’s selection in Brazil, Indonesia and Mexico finished ahead of the index.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had a minimal, non-material impact on the performance figures for the one-year period

How is the Fund positioned?

Our positioning favors economies benefiting from select domestic demand trends, pro-growth fiscal reforms, and a blend of secular growth and more cyclical opportunities. We favor investments in Emerging Asia, with China and India being two of our larger weights, though we remain selective in the quality growth businesses we own in these markets. We also see investment opportunities in South Korea, Brazil, Taiwan, Mexico and Thailand among other markets.

OVERVIEW

The fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for growth.

KEY FEATURES

◾	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

◾	Actively seeks growth opportunities by investing in equities with at least 80% emerging-market exposure

◾	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763

www.calamos.com	47

Calamos Emerging Market Equity Fund

SECTOR WEIGHTINGS
Financials	20.6%
Information Technology	18.6
Consumer Discretionary	12.6
Communication Services	12.1
Consumer Staples	6.7
Materials	6.5
Energy	5.2
Other	4.4
Industrials	4.1
Health Care	2.6
Real Estate	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

From a sector perspective, the Fund’s largest absolute allocations are in technology, financials, consumer discretionary and communication services. The Fund has an underweight position in utilities, energy and financials as many of the larger names in the index exhibit lower-quality and higher-leverage characteristics than we prefer in our growth-oriented investment approach.

From a bottom-up perspective, we favor companies with growth catalysts, stronger balance sheets, and high or increasing ROIC, which are supported by positive views on their competitive positioning and capital efficiency. In line with our process, we emphasize companies benefiting from secular themes that provide a tailwind for potential growth.

What are your closing thoughts for Fund shareholders?

Global liquidity conditions tightened materially over the one-year period and we are closely monitoring the multiple headwinds to emerging markets including persistent trade disputes, the impact of more restrictive Fed policy, a strong U.S. dollar, and slower growth in China. Emerging market corporate earnings remain quite positive, even as investor sentiment and positioning reflect a considerable degree of skepticism, and equity valuations are attractive relative to history.

In our view, many companies with quality fundamentals and sustainable growth have been excessively punished during this broad sell-off, and we believe these fundamental attributes may once again prove more meaningful as we see reduced market emphasis on global trade and policy concerns. From a thematic and sector perspective, we see opportunities in information technology, consumer goods and media & entertainment, in addition to higher quality financials and a select group of cyclical companies with improving fundamentals and catalysts. We believe our active investment approach emphasizing higher quality growth companies will position the Fund to take advantage of the investment opportunities that we expect to emerge following the correction in emerging market stocks.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

48	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	-19.14%	-3.05%
With Sales Charge	-23.00	-4.02
Class C Shares – Inception 12/31/2013
Without Sales Charge	-19.79	-3.76
With Sales Charge	-20.59	-3.76
Class I Shares – Inception 12/31/2013	-18.96	-2.80

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 2.70%; Class C shares is 3.45% and Class I shares is 2.45%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22, to the extent necessary so that Total annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.75%, 2.50%, and 1.50% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	49

Calamos Global Equity Fund

OVERVIEW

The fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX

FUND CUSIP NUMBERS
A Shares	128119484
C Shares	128119468
I Shares	128119450

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Global Equity Fund returned -4.59% (Class A shares at net asset value) versus a 1.71% increase for the MSCI World Index, the Fund’s benchmark, and 1.45% return for the MSCI ACWI Growth Index.

Global markets navigated multiple cross-currents that increasingly challenged stock returns as the period progressed. Global equities finished 2017 with strong gains for the year, amid synchronized global growth and low market volatility by historic standards. As we progressed into 2018, however, stocks experienced higher volatility and declined these past six months, in particular, because of more divergent economic growth and monetary policy, escalating trade disputes and ongoing geopolitical uncertainty.

For the 12-month period, the Fund underperformed as several of its holdings in companies with growth and quality characteristics trailed the benchmark despite their leading fundamental profiles.

Since its inception on March 1, 2007, the Fund has returned 6.80% on an annualized basis (Class A shares at net asset value) compared to 5.46% for the MSCI World Index and a 6.37% gain for the MSCI ACWI Growth Index. We believe this demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles and varied investment environments.

What factors influenced performance over the period?

The Fund underperformed the benchmark, as key holdings in companies with higher growth and higher return on invested capital characteristics trailed the index. Global markets rewarded companies with relatively more defensive or value-oriented fundamentals, including lower price-to-earnings ratios.

From a sector perspective, the Fund’s security selection in technology and industrials detracted from performance as investors expressed concern about slowing global growth and trade tensions. Certain Fund holdings in internet software & services and construction machinery underperformed as a result.

The Fund’s selection within real estate and consumer discretionary added to performance, as our positions in real estate operating companies and apparel performed well thanks to security-specific factors, including better growth and quality assets.

From a geographic perspective, the Fund’s relative underweight stance in the U.S. and overweight positions in emerging markets (China in particular), detracted the most from return in the period. On the other hand, the Fund’s holdings in Canada and Sweden generated strong relative returns and added value to performance.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

50	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

We are emphasizing investments in companies with solid growth in earnings, ample cash flow and quality balance sheets. We have positioned the Fund with an emphasis in information technology, consumer discretionary, financials and health care. We view the valuations of global companies as reasonable by historic standards and we have positioned the Fund in a combination of core and secular growth companies in addition to more cyclical opportunities.

The Fund holds a moderate underweight to the U.S., reflecting our view of tightening liquidity, relatively high valuations, and more challenging margin and earnings comparisons ahead. We favor companies with secular growth tailwinds and a select number of more cyclical opportunities, in addition to companies with more stable and defensive growth characteristics.

The Fund’s weight in Europe is slightly above the index, though we emphasize a blend of market capitalizations, industries and revenue exposures. The region offers attractive valuations and supportive liquidity, though we are also mindful of softer economic data and multiple political risks.

In Japan, we see continued opportunities born out of the economy’s progress toward higher growth and inflation, accommodative policy, reasonable valuations and the potential for margin expansion. We continue to be selective in emerging markets holdings, favoring companies exhibiting higher growth and quality fundamentals in key demand areas such as software & services, internet retail and insurance.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been mixed versus expectations but, on balance, continues to reflect positive global growth. Global monetary policy remains accommodative overall, though multiple central banks are normalizing policy and we have seen a pivot toward fiscal stimulus. We view global equity markets as at a key juncture where important headwinds and tailwinds are colliding and we will be looking to additional data to provide more confirmation of direction from here. Following the recent market sell-off, we see opportunities in global equities, distinguished by their positive earnings growth, fairly benign inflation and attractive valuations. In terms of portfolio positioning, we favor a blend of investments in secular growth and more defensive growth businesses, in addition to a set of more cyclical companies. This positioning reflects our anticipation of moderate growth conditions but also the potential for economic re-acceleration in the coming quarters. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer and health care companies with targeted areas of demand, and a set of more cyclical companies with sound fundamentals and multiple catalysts. We believe our active investment approach and long-term perspective positions the Fund to take advantage of the volatility and opportunities in global equities.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Information Technology	19.5%
Consumer Discretionary	14.0
Financials	13.4
Health Care	12.8
Communication Services	11.7
Consumer Staples	8.7
Industrials	8.7
Energy	4.9
Real Estate	1.4
Materials	0.8
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	51

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

52	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/1/07
Without Sales Charge	-4.59%	6.40%	11.65%
With Sales Charge	-9.12	5.37	11.10
Class C Shares – Inception 3/1/07
Without Sales Charge	-5.31	5.61	10.82
With Sales Charge	-6.17	5.61	10.82
Class I Shares – Inception 3/1/07	-4.38	6.66	11.93

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.53%; Class C is 2.27% and Class I is 1.28%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15% and 1.15% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	53

Calamos Global Growth and Income Fund

OVERVIEW

The fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The fund can provide a long-term, global-equity core allocation with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS
A Shares	128119500
C Shares	128119708
I Shares	128119609

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos Global Growth and Income Fund returned -2.91% (Class A shares at net asset value), versus a 0.00% return for the MSCI ACWI Index (the “Index”), the Fund’s benchmark, and 1.71% for the MSCI World Index.

Global markets navigated multiple cross-currents that increasingly challenged equity returns as the period progressed. Global equities finished 2017 with strong gains for the year, amid synchronized global growth and low market volatility by historic standards. As we progressed into 2018, however, stocks experienced higher volatility and declined over the past six months, in particular, because of more divergent economic growth and monetary policy, escalating trade disputes and ongoing geopolitical uncertainty.

The Fund experienced lower volatility versus the Index, but underperformed the benchmark return. We position the Fund to capture a majority of equity market upside over complete market cycles, while paying keen attention to mitigating downside risk. For the one-year period, the Fund’s return was below the median level in its category, specifically in the 59th percentile of the Morningstar World Allocation category.* The Fund finished below its category average despite the benefit of our risk-managed global equity approach, which was instrumental in dampening equity volatility during multiple stock market sell-offs over the period.

Since its inception on September 9, 1996, the Fund has returned 7.54% on an annualized basis (Class A shares at net asset value) compared to a 6.78% return for the MSCI ACWI Index and 6.92% gain in the MSCI World Index. We believe this demonstrates the Fund’s ability to generate attractive long-term returns while pursuing an active, risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

From a sector perspective, the Fund’s security selection in industrials and consumer discretionary detracted from performance, as investors expressed concern about ratcheting trade disputes and slowing global growth conditions. The Fund’s holdings in industrial machinery, autos and internet retail reflected these fundamental concerns and underperformed the benchmark as a result.

The Fund’s underweight position and security selection within financials and utilities supported Fund performance. Fund positions in higher-quality, diversified banks benefited from improved fundamentals, positive earnings growth and fewer regulatory obstacles, while the Fund’s modest weight in electric utilities also outperformed the benchmark and added value for the period.

From a geographic perspective, the Fund’s top-down positioning hampered results over the 12-month period. In terms of country positioning, the Fund’s security selection in Japan and Germany detracted value, in addition to the overweight position in China. The Fund’s individual positions in Canada, Australia and South Korea, with their grounding in sound growth fundamentals and exposure to key secular demand themes, delivered the most value to relative returns in the period.

*

Data is as of 10/31/18. Morningstar category percentile ranking is based on annualized total return for the 5-year and 10-year periods. Calamos Global Growth & Income Fund Class A Shares were in the 59th, 48th, 26th, and 26th percentiles of 455, 393, 330 and 168 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar World Allocation category.

54	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

We have a moderate underweight position in the U.S. based on our view of tightening liquidity, relative valuation and potentially more challenging margin and earnings comparisons ahead. We favor companies with secular growth tailwinds along with more cyclical opportunities, in addition to select companies with more stable and defensive growth characteristics.

The Fund’s weight in Europe is relatively in line with the index, though we emphasize a blend of diverse market capitalizations, industries, and revenue exposures. The region offers attractive valuations and supportive liquidity, though we are also mindful of softer economic data and multiple political risks.

We are underweight to Japan but see continued opportunities born from the economy’s progress toward higher growth and inflation, accommodative policy, reasonable valuations and the potential for margin expansion. We continue to be selective in emerging markets holdings, favoring companies exhibiting higher growth and quality fundamentals in key demand areas such as software & services, internet retail, and insurance.

From a sector perspective, we have positioned the Fund with an emphasis on opportunities in information technology, financials, health care, communication services and consumer staples, among other areas, while we have an underweight stance in industrials and lower quality foreign financials.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been mixed versus expectations but, on balance, reflects continued global growth. Global monetary policy remains accommodative overall, though multiple central banks are normalizing policy and we have seen a pivot toward fiscal stimulus. We view global equity markets at a key juncture, with a set of important headwinds and tailwinds colliding, and we will be looking to additional data to provide more confirmation of direction. Following the recent sell-offs across global markets, we see opportunities in global equities spurred on by positive earnings growth, fairly benign inflation and attractive valuations, in particular.

In terms of portfolio positioning, we favor a blend of investments in secular growth and more defensive growth businesses, in addition to a set of more cyclical companies. This positioning reflects our anticipation of moderate macroeconomic conditions but also the potential for economic re-acceleration in the coming quarters. We see particular opportunities in companies with earnings growth catalysts, solid cash flow generation and quality balance sheets. From a thematic and sector perspective, we favor a number of investments in the information technology, consumer and health care sectors with targeted areas of demand, and a set of more cyclical companies with potential catalysts. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global equities and convertible securities.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Information Technology	17.3%
Financials	17.1
Communication Services	11.6
Health Care	9.5
Energy	9.1
Consumer Staples	8.7
Industrials	5.3
Consumer Discretionary	4.4
Materials	2.5
Utilities	2.5
Real Estate	1.2
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	55

Calamos Global Growth and Income Fund

56	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	-2.91%	3.86%	7.92%
With Sales Charge	-7.51	2.85	7.39
Class C Shares – Inception 9/24/96
Without Sales Charge	-3.61	3.08	7.12
With Sales Charge	-4.52	3.08	7.12
Class I Shares – Inception 9/18/97	-2.65	4.12	8.20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.54%; Class C shares is 2.29% and Class I shares is 1.29%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Morningstar World Allocation Category comprises funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	57

Calamos Total Return Bond Fund

OVERVIEW

The Fund invests primarily in a diversified portfolio of investment-grade debt securities that generally have a dollar-weighted average portfolio duration between three to ten years.

KEY FEATURES

Dynamically allocates across the broad sectors of the U.S. investment-grade bond market, including corporate debt, U.S. Treasury bonds and agencies, mortgage-backed securities, and asset-backed securities.

◾	Opportunistic sector allocations provide greater flexibility in managing risk/reward.

◾	Complementary allocations may include high-yield securities, international bonds and bank loans.

◾	Managed by an experienced team, following a time-tested, risk-conscious philosophy.

PORTFOLIO FIT

The Fund may be suitable for investors as the cornerstone for a fixed-income allocation, with investments diversified across the major sectors of the U.S. bond market. Complementary allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

FUND CUSIP NUMBERS
A Shares	128119310
C Shares	128119286
I Shares	128119278

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ending October 31, 2018, Calamos Total Return Bond Fund returned -2.30% (Class A shares at net asset value), performing in line with the -2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 3.69% on an annualized basis (Class A shares at net asset value) versus a 3.85% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

During the last 12 months, yields on U.S. Treasuries moved markedly higher as the Federal Reserve Bank continued to raise its benchmark overnight rate. The increase in interest rates was the primary driver of declining performance for the Fund and across the investment-grade bond market. With two-year Treasury yields moving from 1.60% to 2.87%, and 10-year yields increasing from 2.38% to 3.14%, the yield curve flattened from a spread of 78 basis points to 27 basis points, after trading as low as 19 basis points intra-period. In expectation of higher interest rates, the Fund was positioned with a duration shorter than the Bloomberg Barclays U.S. Aggregate Bond Index throughout the annual period, which contributed to performance.

Source: U.S. Department of Treasury

With a -3.02% return, corporate bonds were the worst-performing sector within the index. The Fund held an overweight in corporate debt over the last year, but the Fund’s duration within the sector was shorter than the corporate component of the benchmark. As such, the corporate allocation of the Fund was beneficial in part due to security selection within specific industries, most notably consumer cyclical and non-cyclical. Conversely, both the underweight allocation to Treasuries and our longer duration within that sector detracted from Fund performance. We continue to favor an overweight to corporate bonds held primarily in shorter-than-benchmark duration issues as a means of delivering more income while mitigating the impact of credit-spread volatility.

58	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

Within the investment grade universe, AAA rated bonds outperformed the overall benchmark, and the Fund’s underweight to AAA rated securities was a detractor. The Fund’s allocation to less interest rate sensitive, high yield bonds and bank loans in both the BB and B rated categories had a positive impact on performance.

How is the Fund positioned?

The Fund has a duration* of 5.8 years versus the 6.0 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund continues to hold an overweight toward corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights have resulted in a lower overall credit quality of A compared to the AA quality of the benchmark. Slowing overseas demand for U.S. corporate bonds have generated headwinds, as credit spreads widened across rating categories. While the Fund remains overweight, our overall exposure to corporate bonds was reduced during the period, as the investment team sought out better relative value opportunities in the asset-backed securities market. These positions can provide diversification of risk and attractive yields versus like rated corporate opportunities. The Fund continues to hold an underweight position in residential mortgage-related debt, though over the last 12 months we have increased the allocation based on improving relative value and greater clarity on how the Federal Reserve Bank’s cutback on its mortgage-backed securities purchase program should impact the sector going forward.

Within the corporate bond allocation, the Fund’s largest overweight allocations are found in the electric utilities, technology, and food and beverage industries. The positions in the electric utilities and food and beverage industries reflect our belief in overweighting corporate bonds in less-cyclical businesses, while the technology positioning is based on our view of idiosyncratic value within the industry.

What are your closing thoughts for Fund shareholders?

Expectations for growth continue to be positive, and no signs of imminent recession are in sight. While we believe that overall corporate credit fundamentals are stable, a multi-year trend that has increased the representation of BBB rated issuers in the investment grade corporate universe to nearly 50% has created a situation where downgrades could be a more substantial driver of total return as the credit cycle continues to age. We continue to monitor company reports and economic data for evidence of how escalating tariffs and the strengthening U.S. dollar could exacerbate stress for emerging market economies.

Volatility in both interest rate and credit spread markets has increased in recent months as investors evaluate the potential outcomes of the 2018 midterm elections and trade tariffs. Additionally, the economy is navigating the effects of an active Fed hiking cycle coupled with quantitative tightening. In the current environment, active management and rigorous fundamental analysis is crucial. Investors should be picking spots wisely to appropriately balance risk and reward.

*	Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

ASSET ALLOCATION
Corporate Bonds	55.7%
U.S. Government and Agency Securities	26.1
Asset Backed Securities	12.3
Bank Loans	4.4
Residential Mortgage Backed Security	1.3

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	59

Calamos Total Return Bond Fund

60	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

Calamos Total Return Bond Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	-2.30%	1.72%	3.83%
With Sales Charge	-4.51	0.95	3.43
Class C Shares – Inception 6/27/07
Without Sales Charge	-3.03	0.96	3.06
With Sales Charge	-3.97	0.96	3.06
Class I Shares – Inception 6/27/07	-2.06	1.97	4.09

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.08%; Class C shares is 1.83% and Class I shares is 0.84%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I are limited to 0.90%, 1.65% and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	61

Calamos High Income Opportunities Fund

OVERVIEW

The fund invests primarily in a diversified portfolio of U.S. high yield bonds.

KEY FEATURES

◾	Emphasizes total return rather than an exclusive focus on yield; our total-return framework enhances our ability to potentially generate alpha and preserve capital over entire credit cycles

◾	A disciplined process utilizes proprietary credit research to identify securities most likely to migrate to investment grade, ahead of a rating agency upgrade

◾	Multi-faceted risk management includes stress testing under various economic assumptions and avoids securities with a high probability of default and low expected recovery from default losses

PORTFOLIO FIT

The fund can complement investment-grade credit exposure, providing attractive income and total-return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

FUND CUSIP NUMBERS
A Shares	128119815
C Shares	128119799
I Shares	128119781

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2018, Calamos High Income Opportunities Fund returned 0.25% (Class A shares at net asset value) versus a return of 0.98% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.

Since its inception on August 2, 1999, the Fund gained 5.87% on an annualized basis (Class A share at net asset value) versus a 6.91% return for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.

What factors influenced performance over the period?

Fixed income markets as a whole came under pressure during the annual period, as Treasury yields rose significantly. Two-year Treasury yields increased from 1.60% to 2.87%, while five-year yields moved from 2.02% to 2.98%, each closing the reporting period near the highest levels in over a decade. Paired with the move higher in benchmark interest rates was a slight move toward wider credit spreads in the high yield market, with the option-adjusted spread of the market closing at 3.71%, up from 3.38% a year earlier. Both factors led to negative price returns which were, however, offset by coupon income that helped both the high yield market and the Fund delivered slightly positive returns over the year.

Source: U.S. Department of Treasury

Lower credit quality bonds outperformed, as CCC rated issuers returned 4.07%, while BB rated issuers posted a loss of -0.85%. As a result, our underweight to BB-rated bonds and overweight to CCC rated issuers both buoyed performance, while our security selection within the B rated component of the market offset those gains. Additionally, the out of benchmark allocation to floating-rate bank loans was additive to results.

62	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

From an industry perspective, the team’s security selection within the independent energy, supermarkets, and food and beverage industries contributed to return. Conversely, our security selection within the midstream, metals and mining, and chemicals industries detracted from performance.

How is the Fund positioned?

The Fund is currently overweight the pharmaceuticals, midstream, and life insurance industries. The pharmaceutical overweight is a result of idiosyncratic opportunities in three companies. It is an illustration of our investment process, which is grounded in company-level fundamental analysis. The Fund’s largest underweights are in the technology, chemicals, and cable/satellite industries. The Fund’s technology positioning is a function of finding only limited relative value within the industry. The underweight to chemical related companies is a function of increased raw material costs and the corresponding pressure on operating margins. If chemical companies are unable to pass along price increases to customers, we expect the pressure will result in weakened credit metrics.

From a credit-quality perspective, the Fund is positioned with relative underweights in the BB and B rated categories, while currently overweight toward CCC and non-rated issuers. We also have a higher overall duration* (4.0 years) in the portfolio relative to the Bloomberg Barclays U.S.High Yield 2% Issuer Capped Index (3.9 years).

Over the last year, the team has added out-of-benchmark positions in bank loans, which are senior in the capital structure to unsecured high yield debt and have floating rate coupons that benefit from a rising-interest-rate environment. Overall, these positions represent 10% of the portfolio.

What are your closing thoughts for Fund shareholders?

Though the default rate of the high yield market increased to 2.02% from 1.19% a year ago, Calamos expects the default environment to continue to trend below the long-term historical average of 3% until economic activity softens. We do anticipate gradual softening in high yield credit spreads, and we have begun to see signs of weaker underwriting practices in the market. Bond covenants are weakening, providing less protection for creditors, and some issuers are beginning to re-introduce bond structures that are indicative of late-credit-cycle management behavior.

Certainly, the market is experiencing a return of volatility in both interest rate and credit markets. High yield bond spreads are trading below long-run averages, and we see limited opportunity from price appreciation over the next 6 to 12 months. Even so, we continue to view the supply/demand technicals of the market favorably, as net supply year to date is negative (meaning the size of the high yield market is shrinking). In the current environment, it can be tempting to move away from a disciplined investment process. We continue to adhere to our discipline, as active management and rigorous fundamental analysis are crucial. Investors should be picking spots wisely to appropriately balance risk and reward.

*	Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

SECTOR WEIGHTINGS
Energy	17.1%
Financials	13.7
Consumer Discretionary	13.4
Health Care	13.4
Communication Services	12.8
Industrials	11.6
Materials	5.8
Consumer Staples	4.2
Information Technology	3.2
Utilities	1.4
Real Estate	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	63

Calamos High Income Opportunities Fund

64	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Calamos High Income Opportunities Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	0.25%	2.96%	8.52%
With Sales Charge	-1.96	1.97	8.00
Class C Shares – Inception 12/21/00
Without Sales Charge	-0.42	2.18	7.70
With Sales Charge	-1.36	2.18	7.70
Class I Shares – Inception 3/1/02	0.62	3.22	8.78

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/18, the Fund’s gross expense ratio for Class A shares is 1.33%; Class C is 2.08% and Class I is 1.08%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75% and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Short-Term Bond Fund

OVERVIEW

Through its multi-sector fixed income strategy, the fund invests predominantly in U.S. issuers with the goal of generating a high level of current income consistent with preservation of principal.

KEY FEATURES

◾	We construct the portfolio bond-by-bond with a focus on being well compensated for risks taken.

◾	A broader investable universe including high yield bonds, bank loans and preferreds.

◾	Fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models.

◾	Employs a macro overlay across industries and sectors; considers the business cycle, geopolitical factors, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS
A Shares	CSTBX
I Shares	CSTIX

FUND CUSIP NUMBERS
A Shares	128120441
I Shares	128120433

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

What is your rationale behind launching the Calamos Short-Term Bond Fund?

The Calamos Short-Term Bond Fund seeks to provide high current income consistent with the preservation of principal. The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

What is the investment approach?

The Fund typically invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities, repurchase agreements, convertible securities, money market instruments, and other securities believed to have debt-like characteristics. The Fund may also invest up to 20% of its net assets in below-investment-grade securities (sometimes referred to as high yield or “junk” bonds) and up to 20% in non-U.S. debt securities and emerging markets.

How has the Fund performed?

Since its inception on September 19, 2018, the Fund returned 0.12% (Class A shares at net asset value) performing in line with the 0.34% return of the Bloomberg Barclays 1-3 Year Government/Credit Index and 0.15% return of the the Bloomberg Barclays U.S. 1-3 Year Credit Index.

What factors influenced performance?

During the since inception period, yields on U.S. Treasuries moved higher. The increase in interest rates, which caused the price of bonds to decrease, partially offset the income generated by the Fund’s holdings. One-year Treasury yields moved from 2.56% to 2.66%, and two-year yields increased from 2.79% to 2.87%. Positioned with a shorter duration than the Bloomberg Barclays 1-3 Year Government/Credit Index, the move to higher rates contributed to the Fund’s relative performance. Corporate bond spreads in the one-year to three-year segment of the market moved wider from 50 basis points to 59 basis points at the close of the period, which put pressure on short corporate bond prices. As such, the Fund’s overweight allocation to industrial-related corporate bonds detracted from performance.

How is the Fund positioned?

The Fund has a duration of 1.6 years versus the 1.9 years duration of the Bloomberg Barclays 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A when compared to the AA+ quality of the benchmark. The Fund is positioned with overweights across a number of corporate sectors, the largest being consumer non-cyclicals and REITs. The Fund is also overweight to the asset-backed securities sector. The Fund holds an underweight position in U.S. Treasuries.

66	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund

What are your closing thoughts for Fund shareholders?

The economy and fixed income markets are navigating the impact of an active Fed hiking cycle coupled with quantitative tightening. This has led to a substantial flattening of the yield curve where compensation for extending the duration of fixed income portfolios is at its lowest point in over a decade. Despite this narrowing, expectations for growth continue to be positive, and no signs of imminent recession are in sight. While we believe that overall corporate credit fundamentals are stable, a multi-year trend that has increased the representation of BBB rated issuers in the investment-grade corporate universe to nearly 50% has created a situation where downgrades could be a more substantial driver of total return as the credit cycle continues to age. We continue to monitor company reports and economic data for evidence of impact from the escalations in tariffs and the strength of the U.S. dollar which is creating stress for emerging market economies. In the current environment, active management and rigorous fundamental analysis are crucial. Investors should be picking spots wisely to appropriately balance risk and reward.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

ASSET ALLOCATION
Corporate Bonds	79.0%
Asset Backed Securities	12.0
Bank Loans	3.3
Residential Mortgage Backed Securities	2.1
Municipal Obligations	1.3

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	67

Calamos Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/18

SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	0.12%
With Sales Charge	-2.13
Class I Shares – Inception 9/19/18	0.16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 8/29/18, the Fund’s gross expense ratio for Class A shares is 0.95% and Class I is 0.70%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays U.S. 1-3 Year Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

68	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2018 to October 31, 2018, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2018 to October 31, 2018, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	69

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2018 and held through October 31, 2018.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.24	$10.02	$4.97	$—
Actual – Ending Balance	$1,011.70	$1,007.80	$1,012.30	$—

Hypothetical Expenses per $1,000*	$6.26	$10.06	$4.99	$—
Hypothetical – Ending Value	$1,019.00	$1,015.22	$1,020.26	$—

Annualized expense ratio(1)	1.23%	1.98%	0.98%	—
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000*	$6.33	$10.11	$5.07	$—
Actual – Ending Balance	$1,010.30	$1,006.40	$1,011.50	$—

Hypothetical Expenses per $1,000*	$6.36	$10.16	$5.09	$—
Hypothetical – Ending Value	$1,018.90	$1,015.12	$1,020.16	$—

Annualized expense ratio(2)	1.25%	2.00%	1.00%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$10.74	$14.45	$9.57	$—
Actual – Ending Balance	$954.40	$950.50	$956.20	$—

Hypothetical Expenses per $1,000*	$11.07	$14.90	$9.86	$—
Hypothetical – Ending Value	$1,014.22	$1,010.38	$1,015.43	$—

Annualized expense ratio(1)	2.18%	2.94%	1.94%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.77	$9.55	$4.51	$—
Actual – Ending Balance	$1,008.70	$1,005.10	$1,010.50	$—

Hypothetical Expenses per $1,000*	$5.80	$9.60	$4.53	$—
Hypothetical – Ending Value	$1,019.46	$1,015.68	$1,020.72	$—

Annualized expense ratio	1.14%	1.89%	0.89%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.73	$10.45	$5.49	$—
Actual – Ending Balance	$978.20	$974.80	$979.50	$—

Hypothetical Expenses per $1,000*	$6.87	$10.66	$5.60	$—
Hypothetical – Ending Value	$1,018.40	$1,014.62	$1,019.66	$—

Annualized expense ratio(2)	1.35%	2.10%	1.10%	—
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.23	$9.97	$4.98	$—
Actual – Ending Balance	$992.20	$988.20	$993.80	$—

Hypothetical Expenses per $1,000*	$6.31	$10.11	$5.04	$—
Hypothetical – Ending Value	$1,018.95	$1,015.17	$1,020.21	$—

Annualized expense ratio	1.24%	1.99%	0.99%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.44	$9.24	$4.17	$—
Actual – Ending Balance	$1,017.10	$1,013.20	$1,018.10	$—

Hypothetical Expenses per $1,000*	$5.45	$9.25	$4.18	$—
Hypothetical – Ending Value	$1,019.81	$1,016.03	$1,021.07	$—

Annualized expense ratio	1.07%	1.82%	0.82%	—
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.88	$10.68	$5.61	$—
Actual – Ending Balance	$1,021.70	$1,017.70	$1,022.90	$—

Hypothetical Expenses per $1,000*	$6.87	$10.66	$5.60	$—
Hypothetical – Ending Value	$1,018.40	$1,014.62	$1,019.66	$—

Annualized expense ratio(2)	1.35%	2.10%	1.10%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Includes 0.18% and 0.61% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(2)	Annualized Expense Ratios for Hedged Equity Income Fund, Global Convertible Fund, and Dividend Growth Fund are adjusted to reflect fee waiver.

70	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2018 and held through October 31, 2018.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.83	$9.62	$4.57	$—
Actual – Ending Balance	$1,012.50	$1,008.80	$1,013.50	$—

Hypothetical Expenses per $1,000*	$5.85	$9.65	$4.58	$—
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,020.67	$—

Annualized expense ratio(2)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND(a)
Actual Expenses per $1,000*	$5.80	$9.15	$4.49	$0.87
Actual – Ending Balance	$854.60	$851.40	$855.60	$893.30

Hypothetical Expenses per $1,000*	$6.31	$9.96	$4.89	$0.92
Hypothetical – Ending Value	$1,018.95	$1,015.32	$1,020.37	$1,005.11

Annualized expense ratio(2)	1.24%	1.96%	0.96%	0.76%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$7.31	$10.69	$6.12	$—
Actual – Ending Balance	$823.40	$820.30	$824.40	$—

Hypothetical Expenses per $1,000*	$8.08	$11.82	$6.77	$—
Hypothetical – Ending Value	$1,017.19	$1,013.46	$1,018.50	$—

Annualized expense ratio	1.59%	2.33%	1.33%	—
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$7.90	$11.26	$6.78	$—
Actual – Ending Balance	$790.70	$787.70	$792.20	$—

Hypothetical Expenses per $1,000*	$8.89	$12.68	$7.63	$—
Hypothetical – Ending Value	$1,016.38	$1,012.60	$1,017.64	$—

Annualized expense ratio(2)	1.75%	2.50%	1.50%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.78	$10.40	$5.57	$—
Actual – Ending Balance	$922.70	$918.80	$923.10	$—

Hypothetical Expenses per $1,000*	$7.12	$10.92	$5.85	$—
Hypothetical – Ending Value	$1,018.15	$1,014.37	$1,019.41	$—

Annualized expense ratio(2)	1.40%	2.15%	1.15%	—
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.22	$10.89	$6.00	$—
Actual – Ending Balance	$948.50	$945.50	$950.10	$—

Hypothetical Expenses per $1,000*	$7.48	$11.27	$6.21	$—
Hypothetical – Ending Value	$1,017.79	$1,014.01	$1,019.05	$—

Annualized expense ratio	1.47%	2.22%	1.22%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(2)	Annualized Expense Ratios for Opportunistic Value Fund, International Growth Fund, Emerging Markets Equity Fund, and Global Equity Fund are adjusted to reflect fee waiver.

(a)

September 17, 2018 (commencement of operations) through October 31, 2018. Expenses for Class R6 of the International Growth Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 44/365.

www.calamos.com	71

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2018 and held through October 31, 2018.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.54	$8.30	$3.28	$—
Actual – Ending Balance	$999.40	$994.60	$999.60	$—

Hypothetical Expenses per $1,000*	$4.58	$8.39	$3.31	$—
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,021.93	$—

Annualized expense ratio(2)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$5.06	$8.84	$3.80	$—
Actual – Ending Balance	$1,009.30	$1,004.80	$1,010.60	$—

Hypothetical Expenses per $1,000*	$5.09	$8.89	$3.82	$—
Hypothetical – Ending Value	$1,020.16	$1,016.38	$1,021.42	$—

Annualized expense ratio(2)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND(b)
Actual Expenses per $1,000	$0.76	$—	$0.48	$—
Actual – Ending Balance	$1,001.20	$—	$1,001.60	$—

Hypothetical Expenses per $1,000	$0.76	$—	$0.48	$—
Hypothetical – Ending Value	$1,004.99	$—	$1,005.27	$—

Annualized expense ratio(2)	0.66%	—	0.42%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(2)	Annualized Expense Ratios for Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund are adjusted to reflect fee waiver.

(b)

September 19, 2018 (commencement of operations) through October 31, 2018. Expenses for all Fund Classes of the Short-Term Bond Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 42/365.

72	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (39.1%)
		Communication Services (1.9%)
7,000,000		Boingo Wireless, Inc.* 1.000%, 10/01/23	$7,063,770
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	9,854,877
267,000		Live Nation Entertainment, Inc. 2.500%, 05/15/19	405,044
10,000,000		Momo, Inc.* 1.250%, 07/01/25	8,774,550
5,833,000		Sea, Ltd.* 2.250%, 07/01/23	5,439,768
		Twitter, Inc.
25,000,000		0.250%, 06/15/24*	23,410,500
15,000,000		1.000%, 09/15/21~	13,956,450
15,000,000		Weibo Corp.*^ 1.250%, 11/15/22	13,397,175
13,000,000		World Wrestling Entertainment, Inc.*~ 3.375%, 12/15/23	38,252,890
8,500,000		Zillow Group, Inc.^ 2.000%, 12/01/21	9,004,518

			129,559,542

		Consumer Discretionary (4.8%)
30,000,000		Booking Holdings, Inc.~ 0.350%, 06/15/20	43,512,000
5,000,000		Chegg, Inc.* 0.250%, 05/15/23	5,914,800
		Ctrip.com International, Ltd.
29,827,000		1.990%, 07/01/25~^	29,723,500
10,500,000		1.000%, 07/01/20	9,977,415
13,500,000		Etsy, Inc.* 0.000%, 03/01/23	18,010,755
11,000,000		Gannett Company, Inc.*~ 4.750%, 04/15/24	11,411,180
4,000,000		GNC Holdings, Inc. 1.500%, 08/15/20	3,102,200
1,400,000		LGI Homes, Inc. 4.250%, 11/15/19	2,809,765
5,000,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	5,427,675
25,000,000		MercadoLibre, Inc.*~^ 2.000%, 08/15/28	24,042,375
7,500,000		RH~ 0.000%, 06/15/19	8,349,825
5,250,000		TAL Education Group~ 2.500%, 05/15/19	34,930,193
		Tesla, Inc.^
32,500,000		1.250%, 03/01/21~	36,473,287
30,000,000		2.375%, 03/15/22~	36,574,200
15,000,000		0.250%, 03/01/19	16,041,600
12,500,000		Wayfair, Inc. 0.375%, 09/01/22	15,486,938

PRINCIPAL AMOUNT			VALUE
2,000,000,000	JPY	Yamada Denki Company, Ltd. 0.000%, 06/28/19	$18,488,678

			320,276,386

		Consumer Staples (0.8%)
25,000,000		Herbalife Nutrition Ltd.^ 2.000%, 08/15/19	31,895,375
15,000,000	GBP	J Sainsbury, PLC 1.250%, 11/21/19	20,994,632

			52,890,007

		Energy (0.8%)
15,000,000		Chesapeake Energy Corp.^ 5.500%, 09/15/26	14,078,625
5,000,000		Golar LNG, Ltd. 2.750%, 02/15/22	5,141,800
5,000,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	3,732,825
5,000,000		Oasis Petroleum, Inc.~^ 2.625%, 09/15/23	5,656,725
4,000,000		Renewable Energy Group, Inc. 4.000%, 06/15/36	11,722,080
4,000,000		SEACOR Holdings, Inc. 3.250%, 05/15/30	3,791,020
10,000,000		Whiting Petroleum Corp.~ 1.250%, 04/01/20	9,556,150

			53,679,225

		Financials (2.2%)
5,000,000		Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	4,898,625
21,120,000		AXA, SA*~ 7.250%, 05/15/21	21,665,741
3,500,000		Cowen, Inc.~ 3.000%, 03/15/19	3,518,182
15,000,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	12,604,275
10,000,000		Goldman Sachs BDC, Inc. 4.500%, 04/01/22	10,092,400
5,000,000		Heritage Insurance Holdings, Inc. 5.875%, 08/01/37	5,668,075
15,000,000		IAC FinanceCo, Inc.*~^ 0.875%, 10/01/22	20,962,575
25,000,000		LendingTree, Inc.~ 0.625%, 06/01/22	29,396,625
5,000,000		PRA Group, Inc. 3.500%, 06/01/23	4,741,000
		Redwood Trust, Inc.
5,000,000		5.625%, 07/15/24	4,955,750
5,000,000		4.750%, 08/15/23	4,793,100
1,500,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/14/20	22,936,633

			146,232,981

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Market Neutral Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE

		Health Care (6.8%)
5,000,000		Allscripts Healthcare Solutions, Inc.~^ 1.250%, 07/01/20	$4,997,225
10,000,000		AMAG Pharmaceuticals, Inc.~ 3.250%, 06/01/22	10,796,300
20,000,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	18,929,985
10,000,000	EUR	Bayer, AG 0.050%, 06/15/20	11,724,687
7,500,000		Dermira, Inc. 3.000%, 05/15/22	6,396,263
12,953,000		DexCom, Inc. 0.750%, 05/15/22	18,839,232
5,000,000		Evolent Health, Inc.* 1.500%, 10/15/25	4,837,575
5,000,000		Flexion Therapeutics, Inc. 3.375%, 05/01/24	4,401,150
45,000,000		Illumina, Inc.~ 0.000%, 06/15/19	56,827,575
2,500,000		Immunomedics, Inc. 4.750%, 02/15/20	11,203,300
12,500,000		Innoviva, Inc. 2.500%, 08/15/25	13,142,625
13,333,000		Insmed, Inc. 1.750%, 01/15/25	10,131,480
		Insulet Corp.
15,000,000		1.250%, 09/15/21~	23,323,200
1,280,000		1.375%, 11/15/24*	1,450,368
5,000,000		Intercept Pharmaceuticals, Inc. 3.250%, 07/01/23	4,662,450
3,000,000		Invacare Corp. 4.500%, 06/01/22	3,154,980
15,000,000		Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	15,631,425
8,000,000		Ironwood Pharmaceuticals, Inc.^ 2.250%, 06/15/22	8,455,040
9,000,000		Ligand Pharmaceuticals, Inc.*^ 0.750%, 05/15/23	8,596,845
		Medicines Company
12,500,000		2.750%, 07/15/23	10,610,625
7,500,000		2.500%, 01/15/22~^	7,282,613
6,855,000		Molina Healthcare, Inc.~ 1.125%, 01/15/20	21,356,375
15,000,000		Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	23,053,950
20,000,000		NuVasive, Inc. 2.250%, 03/15/21	22,328,700
5,000,000		Pacira Pharmaceuticals, Inc.~^ 2.375%, 04/01/22	5,261,950
6,661,000		Quidel Corp.~ 3.250%, 12/15/20	13,722,759
5,000,000		Radius Health, Inc. 3.000%, 09/01/24	3,895,300

PRINCIPAL AMOUNT			VALUE
3,500,000		Retrophin, Inc. 2.500%, 09/15/25	$3,386,408
20,000,000		Sarepta Therapeutics, Inc.*~ 1.500%, 11/15/24	39,505,400
10,000,000		Supernus Pharmaceuticals, Inc.*^ 0.625%, 04/01/23	10,867,050
		Teladoc Health, Inc.
8,050,000		1.375%, 05/15/25*^	11,632,813
8,000,000		3.000%, 12/15/22	13,855,760
5,000,000		Theravance Biopharma, Inc.~ 3.250%, 11/01/23	5,041,775
5,000,000		Tilray, Inc.* 5.000%, 10/01/23	4,162,850
11,461,000		Wright Medical Group, Inc.*^ 1.625%, 06/15/23	11,633,259
7,500,000		Wright Medical Group, NV 2.250%, 11/15/21	10,271,212

			455,370,504

		Industrials (1.3%)
17,500,000		51job, Inc.~ 3.250%, 04/15/19	26,245,450
5,000,000		Aerojet Rocketdyne Holdings, Inc.~ 2.250%, 12/15/23	7,361,700
5,385,000		Air Transport Services Group, Inc.^ 1.125%, 10/15/24	4,931,368
10,000,000	EUR	Airbus, SE 0.000%, 06/14/21	13,445,466
11,250,000		FTI Consulting, Inc.* 2.000%, 08/15/23	10,723,556
1,000,000,000	JPY	Nagoya Railroad Company, Ltd. 0.000%, 12/11/24	9,708,335
7,500,000		Navistar International Corp. 4.750%, 04/15/19	7,525,838
3,667,000		Patrick Industries, Inc.* 1.000%, 02/01/23	3,110,624
3,000,000		Tesla Energy Operations, Inc.^ 1.625%, 11/01/19	2,825,790

			85,878,127

		Information Technology (18.4%)
20,000,000		Advanced Micro Devices, Inc.~ 2.125%, 09/01/26	47,686,400
30,000,000		Akamai Technologies, Inc.~ 0.000%, 02/15/19	29,791,800
12,500,000		Altaba, Inc.~ 0.000%, 12/01/18	14,065,000
12,500,000		Alteryx, Inc.* 0.500%, 06/01/23	16,935,687
4,000,000		Apptio, Inc.* 0.875%, 04/01/23	3,846,140
36,000,000		Atlassian, Inc.*~^ 0.625%, 05/01/23	41,267,880
5,000,000		Avaya Holdings Corp.* 2.250%, 06/15/23	4,433,800

74	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
	CalAmp Corp.
7,500,000	1.625%, 05/15/20	$7,492,763
5,000,000	2.000%, 08/01/25*	4,585,550
7,000,000	Carbonite, Inc. 2.500%, 04/01/22	10,159,870
8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	8,207,232
20,000,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	28,312,400
11,000,000	CSG Systems International, Inc. 4.250%, 03/15/36	11,279,730
15,000,000	Cypress Semiconductor Corp.~^ 4.500%, 01/15/22	17,738,025
10,000,000	DocuSign, Inc.* 0.500%, 09/15/23	9,374,850
10,500,000	Electronics For Imaging, Inc. 0.750%, 09/01/19	10,317,353
10,000,000	Envestnet, Inc. 1.750%, 12/15/19	10,351,600
5,000,000	Euronet Worldwide, Inc.~ 1.500%, 10/01/44	7,657,125
17,500,000	Finisar Corp.~^ 0.500%, 12/15/33	17,436,300
	FireEye, Inc.
15,000,000	0.875%, 06/01/24*^	15,767,775
5,000,000	1.625%, 06/01/35^	4,599,550
5,000,000	1.000%, 06/01/35~	4,827,675
4,999,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	5,043,641
15,000,000	HubSpot, Inc.~^ 0.250%, 06/01/22	22,792,125
15,000,000	Infinera Corp. 2.125%, 09/01/24	13,236,600
	Inphi Corp.
5,000,000	1.125%, 12/01/20	5,263,575
3,975,000	0.750%, 09/01/21	3,720,580
20,000,000	Integrated Device Technology, Inc.~ 0.875%, 11/15/22	29,955,100
15,000,000	Intel Corp.~ 3.250%, 08/01/39	34,377,600
25,000,000	j2 Global, Inc.~^ 3.250%, 06/15/29	29,636,250
17,500,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	19,962,512
	Microchip Technology, Inc.
20,000,000	1.625%, 02/15/25~	26,024,800
19,903,000	1.625%, 02/15/27~^	18,863,466
7,500,000	2.250%, 02/15/37	6,818,363
25,000,000	Micron Technology, Inc.~ 3.125%, 05/01/32	95,067,625
9,000,000	MongoDB, Inc.*^ 0.750%, 06/15/24	11,998,440
10,000,000	New Relic, Inc.*^ 0.500%, 05/01/23	10,543,200

PRINCIPAL AMOUNT		VALUE
10,000,000	Nice Systems, Inc.^ 1.250%, 01/15/24	$13,432,000
10,000,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	9,405,950
11,500,000	Nutanix, Inc.* 0.000%, 01/15/23	12,683,177
15,000,000	NXP Semiconductors, NV~^ 1.000%, 12/01/19	15,196,050
17,500,000	Okta, Inc.*~^ 0.250%, 02/15/23	23,845,325
25,000,000	ON Semiconductor Corp.~^ 1.625%, 10/15/23	27,222,250
10,000,000	OSI Systems, Inc. 1.250%, 09/01/22	9,136,800
	Palo Alto Networks, Inc.~
30,000,000	0.750%, 07/01/23*	29,172,450
20,600,000	0.000%, 07/01/19	34,206,506
7,500,000	Pandora Media, Inc. 1.750%, 12/01/20	7,175,925
10,000,000	Pure Storage, Inc.*^ 0.125%, 04/15/23	10,271,850
8,000,000	Q2 Holdings, Inc.* 0.750%, 02/15/23	8,803,800
9,000,000	Quotient Technology, Inc.* 1.750%, 12/01/22	9,209,160
20,000,000	RealPage, Inc.~ 1.500%, 11/15/22	27,508,700
10,000,000	Red Hat, Inc.~ 0.250%, 10/01/19	23,248,450
23,000,000	RingCentral, Inc.*~^ 0.000%, 03/15/23	26,043,820
7,500,000	Rovi Corp. 0.500%, 03/01/20	7,028,700
15,000,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	16,203,150
10,000,000	SINA Corp. 1.000%, 12/01/18	9,950,750
	Splunk, Inc.*~
25,000,000	1.125%, 09/15/25^	23,692,000
25,000,000	0.500%, 09/15/23	23,925,250
	Square, Inc.~
25,000,000	0.375%, 03/01/22	79,900,000
20,000,000	0.500%, 05/15/23*^	23,966,900
12,500,000	Synaptics, Inc.^ 0.500%, 06/15/22	11,198,313
5,000,000	Teradyne, Inc.^ 1.250%, 12/15/23	6,277,450
15,000,000	TTM Technologies, Inc.~ 1.750%, 12/15/20	19,919,175
15,000,000	Twilio, Inc.* 0.250%, 06/01/23	18,744,600
10,000,000	Vishay Intertechnology, Inc.*^ 2.250%, 06/15/25	9,005,550

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Market Neutral Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
15,000,000		Wix.com, Ltd.*^ 0.000%, 07/01/23	$14,748,075
7,500,000		Workday, Inc.~ 1.500%, 07/15/20	12,552,375
10,000,000		Zendesk, Inc.* 0.250%, 03/15/23	10,968,750

			1,234,081,633

		Materials (0.8%)
10,000,000		Allegheny Technologies, Inc.~^ 4.750%, 07/01/22	19,429,500
10,000,000		Arconic, Inc.^ 1.625%, 10/15/19	10,080,050
3,000,000		Pretium Resources, Inc. 2.250%, 03/15/22	2,749,140
5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	6,192,850
10,000,000	GBP	Volcan Holdings, PLC 4.125%, 04/11/20	16,137,087

			54,588,627

		Real Estate (1.1%)
13,000,000		American Residential Properties OP, LP*~ 3.250%, 11/15/18	15,305,810
31,500,000		Extra Space Storage, LP*~^ 3.125%, 10/01/35	33,864,705
6,000,000		Forestar Group, Inc. 3.750%, 03/01/20	5,896,800
		IH Merger Sub, LLC
7,700,000		3.500%, 01/15/22	8,251,974
6,000,000		3.000%, 07/01/19	7,214,640
5,000,000		iStar, Inc.* 3.125%, 09/15/22	4,718,100

			75,252,029

		Utilities (0.2%)
		Chugoku Electric Power Company, Inc.
500,000,000	JPY	0.000%, 01/24/20	4,762,529
500,000,000	JPY	0.000%, 01/25/22	4,861,767

			9,624,296

		TOTAL CONVERTIBLE BONDS (Cost $2,478,765,056)	2,617,433,357

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.6%)
		Communication Services (1.2%)
500,000		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	80,642,250

		Financials (0.6%)
200,000		2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	26,390,000

NUMBER OF SHARES		VALUE
122,820	Assurant, Inc. 6.500%, 03/15/21	$13,088,313
50,000	Virtus Investment Partners, Inc. 7.250%, 02/01/20	4,558,000

		44,036,313

	Health Care (0.5%)
314,735	Becton Dickinson and Company~ 6.125%, 05/01/20	18,465,503
35,000	Teva Pharmaceutical Industries, Ltd.~ 7.000%, 12/15/18	12,950,000

		31,415,503

	Industrials (0.4%)
10,500	Fortive Corp. 5.000%, 07/01/21	10,313,205
300,000	Rexnord Corp. 5.750%, 11/15/19	17,151,000

		27,464,205

	Information Technology (0.2%)
65,000	Belden, Inc.~ 6.750%, 07/15/19	4,828,850
100,000	MTS Systems Corp. 8.750%, 07/01/19	10,587,500

		15,416,350

	Materials (0.2%)
242,647	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	13,971,614

	Real Estate (0.2%)
12,856	Crown Castle International Corp. 6.875%, 08/01/20	13,434,520

	Utilities (1.3%)
400,000	CenterPoint Energy, Inc. 7.000%, 09/01/21	19,848,000
60,597	Dominion Energy, Inc. 6.750%, 08/15/19	2,905,626
130,000	DTE Energy Company^ 6.500%, 10/01/19	6,932,900
	Sempra Energy
147,059	6.000%, 01/15/21	14,582,370
135,000	6.750%, 07/15/21^	13,460,850
88,235	South Jersey Industries, Inc. 7.250%, 04/15/21	4,436,456
250,000	Vistra Energy Corp. 7.000%, 07/01/19	22,937,500

		85,103,702

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $282,640,436)	311,484,457

76	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
COMMON STOCKS (49.2%)
	Communication Services (5.0%)
98,182	Activision Blizzard, Inc.	$6,779,467
42,668	Alphabet, Inc. - Class A~#	46,532,868
43,265	Alphabet, Inc. - Class C~#	46,586,454
1,054,418	AT&T, Inc.~	32,349,544
197,692	CenturyLink, Inc.~	4,080,363
28,255	Charter Communications, Inc. - Class A#	9,052,054
697,004	Comcast Corp. - Class A~	26,583,733
419,793	Facebook, Inc. - Class A~#	63,720,380
61,398	Netflix, Inc.#	18,528,689
266,045	Twenty-First Century Fox, Inc. - Class A~	12,110,368
259,395	Twitter, Inc.#	9,013,976
602,524	Verizon Communications, Inc.~	34,398,095
229,874	Walt Disney Company~^	26,396,431

		336,132,422

	Consumer Discretionary (4.8%)
60,010	Amazon.com, Inc.~#	95,896,580
97,484	Aptiv, PLC	7,486,771
5,579	Booking Holdings, Inc.~#	10,458,282
83,231	Carnival Corp.~	4,664,265
158,354	D.R. Horton, Inc.~	5,694,410
42,581	Darden Restaurants, Inc.~	4,537,005
54,716	Dollar General Corp.~	6,094,268
148,905	eBay, Inc.#	4,322,712
58,697	Expedia Group, Inc.	7,362,365
578,328	Ford Motor Company~	5,523,032
154,054	General Motors Company	5,636,836
177,894	Home Depot, Inc.~	31,287,997
111,777	Leggett & Platt, Inc.^	4,058,623
136,185	Lowe’s Companies, Inc.~	12,967,536
143,981	McDonald’s Corp.~	25,470,239
252,812	MGM Resorts International	6,745,024
54,783	Mohawk Industries, Inc.~#	6,833,084
192,522	Nike, Inc. - Class B~	14,446,851
17,510	O’Reilly Automotive, Inc.#	5,616,332
35,193	PVH Corp.~	4,250,962
73,528	Ross Stores, Inc.~	7,279,272
38,749	Royal Caribbean Cruises, Ltd.	4,058,183
178,579	Starbucks Corp.~	10,405,798
94,483	Tapestry, Inc.~	3,997,576
97,630	Target Corp.~	8,164,797
114,924	TJX Companies, Inc.~	12,627,849
65,893	VF Corp.	5,461,212

		321,347,861

NUMBER OF SHARES		VALUE

	Consumer Staples (3.6%)
299,337	Altria Group, Inc.~	$19,468,878
97,395	Archer-Daniels-Midland Company~	4,601,914
92,756	Church & Dwight Company, Inc.	5,506,924
535,351	Coca-Cola Company	25,632,606
120,651	Colgate-Palmolive Company~	7,184,767
24,980	Constellation Brands, Inc. - Class A	4,976,765
60,003	Costco Wholesale Corp.~	13,718,486
131,962	General Mills, Inc.	5,779,936
64,795	Kellogg Company~	4,242,777
61,362	Kimberly-Clark Corp.	6,400,057
87,148	Kraft Heinz Company	4,790,526
173,762	Kroger Company	5,171,157
337,131	Mondelez International, Inc. - Class A	14,152,759
75,327	Monster Beverage Corp.#	3,981,032
202,064	PepsiCo, Inc.~	22,707,952
299,754	Philip Morris International, Inc.~	26,399,335
360,916	Procter & Gamble Company	32,006,031
85,056	Sysco Corp.	6,067,044
122,420	Walgreens Boots Alliance, Inc.	9,765,443
209,036	Walmart, Inc.~	20,962,130

		243,516,519

	Energy (2.8%)
102,051	Anadarko Petroleum Corp.~	5,429,113
273,990	Chevron Corp.~	30,590,983
65,433	Concho Resources, Inc.~#	9,101,076
161,103	ConocoPhillips~	11,261,100
70,215	EOG Resources, Inc.~	7,396,448
512,875	Exxon Mobil Corp.~	40,865,880
296,629	Halliburton Company	10,287,094
412,919	Kinder Morgan, Inc.	7,027,881
129,729	Marathon Petroleum Corp.	9,139,408
112,067	Occidental Petroleum Corp.	7,516,334
82,775	ONEOK, Inc.	5,430,040
58,097	Phillips 66~	5,973,534
74,456	Pioneer Natural Resources Company	10,965,135
280,661	Schlumberger, Ltd.	14,400,716
68,386	Valero Energy Corp.~	6,229,281
208,342	Williams Companies, Inc.	5,068,961

		186,682,984

	Financials (6.7%)
43,737	Affiliated Managers Group, Inc.	4,971,147
102,635	Aflac, Inc.~	4,420,489
80,072	Allstate Corp.~	7,664,492
102,008	American Express Company~	10,479,282

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
292,772	American International Group, Inc.~	$12,088,556
100,578	Arthur J. Gallagher & Company	7,443,778
60,181	Assurant, Inc.	5,850,195
1,627,219	Bank of America Corp.~	44,748,522
149,418	Bank of New York Mellon Corp.	7,071,954
127,047	BB&T Corp.~	6,245,631
274,301	Berkshire Hathaway, Inc. - Class B~#	56,308,509
15,503	BlackRock, Inc.~	6,378,244
207,463	Capital One Financial Corp.~	18,526,446
102,980	Cboe Global Markets, Inc.	11,621,293
136,582	Charles Schwab Corp.~	6,315,552
66,832	Chubb Corp.~	8,347,985
363,633	Citigroup, Inc.~	23,803,416
32,242	CME Group, Inc.	5,908,024
70,779	Discover Financial Services	4,931,173
186,515	E*TRADE Financial Corp.	9,217,571
182,920	Fifth Third Bancorp~	4,937,011
86,917	Goldman Sachs Group, Inc.~	19,588,484
531,704	JPMorgan Chase & Company~	57,966,370
196,751	KeyCorp	3,572,998
145,559	MetLife, Inc.~	5,995,575
93,145	Morgan Stanley~	4,253,001
65,650	PNC Financial Services Group, Inc.~	8,435,369
48,008	Prudential Financial, Inc.~	4,502,190
337,106	Regions Financial Corp.~	5,720,689
41,673	S&P Global, Inc.	7,597,821
60,333	State Street Corp.~	4,147,894
83,268	SunTrust Banks, Inc.~	5,217,573
53,512	Travelers Companies, Inc.~	6,695,957
240,150	US Bancorp	12,552,641
531,258	Wells Fargo & Company~	28,278,863
192,560	Zions Bancorporation, N.A. ^	9,059,948

		450,864,643

	Health Care (7.5%)
251,519	Abbott Laboratories~	17,339,720
235,113	AbbVie, Inc.~	18,303,547
42,421	Aetna, Inc.~	8,416,326
176,168	Agilent Technologies, Inc.	11,413,925
105,732	Alexion Pharmaceuticals, Inc.~#	11,849,385
49,546	Allergan, PLC	7,828,764
52,990	Amgen, Inc.~	10,215,942
188,059	Baxter International, Inc.	11,755,568
27,050	Becton Dickinson and Company	6,235,025
34,764	Biogen, Inc.~#	10,577,642
211,850	Bristol-Myers Squibb Company~	10,706,899

NUMBER OF SHARES		VALUE
170,217	Celgene Corp.#	$12,187,537
72,814	Cerner Corp.~#	4,170,786
39,012	Cigna Corp.	8,341,156
161,541	CVS Health Corp.~	11,693,953
76,405	Danaher Corp.	7,594,657
90,801	Edwards Lifesciences Corp.~#	13,402,228
120,293	Eli Lilly and Company~	13,044,573
81,438	Express Scripts Holding Company~#	7,897,043
254,746	Gilead Sciences, Inc.	17,368,582
40,648	HCA Healthcare, Inc.	5,427,727
47,684	Humana, Inc.	15,278,431
17,407	IDEXX Laboratories, Inc.#	3,692,373
22,416	Illumina, Inc.#	6,974,738
11,032	Intuitive Surgical, Inc.#	5,749,658
422,209	Johnson & Johnson~	59,105,038
44,999	Laboratory Corp. of America Holdings~#	7,224,590
37,478	McKesson Corp.	4,675,755
195,389	Medtronic, PLC	17,549,840
383,408	Merck & Company, Inc.	28,222,663
833,649	Pfizer, Inc.~	35,896,926
48,784	Quest Diagnostics, Inc.~	4,591,062
9,909	Regeneron Pharmaceuticals, Inc.~#	3,361,529
50,649	Stryker Corp.~	8,216,281
44,922	Thermo Fisher Scientific, Inc.~	10,496,025
170,827	UnitedHealth Group, Inc.~	44,645,637
50,293	Varian Medical Systems, Inc.#	6,003,475
32,227	Vertex Pharmaceuticals, Inc.#	5,461,187
38,214	Zimmer Biomet Holdings, Inc.	4,340,728
49,274	Zoetis, Inc.	4,442,051

		501,698,972

	Industrials (4.4%)
85,919	3M Company	16,346,949
53,347	Allegion, PLC^	4,573,438
78,045	Boeing Company~	27,695,049
123,080	Caterpillar, Inc.~	14,932,066
202,421	CSX Corp.~	13,938,710
82,785	Deere & Company	11,212,400
182,999	Delta Air Lines, Inc.~	10,015,535
61,440	Eaton Corp., PLC	4,403,405
162,836	Emerson Electric Company~	11,053,308
30,786	FedEx Corp.	6,783,387
88,752	Fortune Brands Home & Security, Inc.	3,978,752
35,790	General Dynamics Corp.	6,176,638
106,449	Honeywell International, Inc.	15,415,944
51,058	Illinois Tool Works, Inc.~	6,513,469

78	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
140,193	Johnson Controls International, PLC	$4,481,970
29,261	Lockheed Martin Corp.	8,598,345
23,577	Norfolk Southern Corp.	3,956,928
42,470	Northrop Grumman Corp.	11,125,017
84,782	PACCAR, Inc.	4,850,378
144,081	Pentair, PLC	5,784,852
173,351	Quanta Services, Inc.#	5,408,551
67,305	Raytheon Company	11,781,067
1	Resideo Technologies, Inc.#	11
51,124	Rockwell Collins, Inc.	6,544,894
106,246	Southwest Airlines Company~	5,216,679
59,412	Stanley Black & Decker, Inc.	6,922,686
11,730	TransDigm Group, Inc.#	3,873,833
146,293	Union Pacific Corp.~	21,390,962
97,204	United Parcel Service, Inc. - Class B	10,356,114
88,589	United Technologies Corp.~	11,003,640
55,289	Verisk Analytics, Inc.#	6,625,834
75,525	Waste Management, Inc.	6,757,222
66,874	Xylem, Inc.	4,385,597

		292,103,630

	Information Technology (10.5%)
64,553	Accenture, PLC - Class A~	10,174,844
69,552	Adobe, Inc.#	17,093,100
435,393	Advanced Micro Devices, Inc.^#	7,928,507
55,513	Akamai Technologies, Inc.~#	4,010,814
78,179	Amphenol Corp. - Class A~	6,997,020
700,477	Apple, Inc.~	153,306,396
347,393	Applied Materials, Inc.~	11,422,282
40,803	Autodesk, Inc.#	5,273,788
58,646	Automatic Data Processing, Inc.	8,449,716
40,737	Broadcom, Inc.	9,104,312
795,519	Cisco Systems, Inc.~	36,394,994
104,715	Cognizant Technology Solutions Corp. - Class A~	7,228,476
52,221	DXC Technology Company	3,803,255
107,011	Fiserv, Inc.#	8,485,972
81,909	FLIR Systems, Inc.	3,793,206
261,645	Hewlett Packard Enterprise Company	3,990,086
203,775	HP, Inc.	4,919,128
669,404	Intel Corp.~	31,381,660
63,522	International Business Machines Corp.	7,332,344
32,414	Intuit, Inc.	6,839,354
130,668	MasterCard, Inc. - Class A	25,829,144
94,623	Microchip Technology, Inc.^	6,224,301
265,411	Micron Technology, Inc.~#	10,011,303
1,094,965	Microsoft Corp.~	116,953,212

NUMBER OF SHARES		VALUE
105,614	NVIDIA Corp.	$22,266,600
437,984	Oracle Corp.	21,391,139
151,338	PayPal Holdings, Inc.#	12,741,146
174,325	QUALCOMM, Inc.^	10,963,299
43,127	Red Hat, Inc.~#	7,402,318
134,961	Salesforce.com, Inc.#	18,522,048
243,790	ServiceNow, Inc.#	44,135,726
52,475	TE Connectivity, Ltd.	3,957,664
142,313	Texas Instruments, Inc.~	13,210,916
292,290	Visa, Inc. - Class A~	40,292,176
106,688	Xilinx, Inc.	9,107,955

		710,938,201

	Materials (1.0%)
83,944	Air Products & Chemicals, Inc.~	12,956,756
39,146	Avery Dennison Corp.	3,551,325
129,425	Ball Corp.^	5,798,240
409,345	DowDuPont, Inc.	22,071,883
297,486	Freeport-McMoRan, Inc.	3,465,712
32,751	Linde, PLC^	5,419,308
68,133	PPG Industries, Inc.	7,160,097
12,664	Sherwin-Williams Company	4,982,904

		65,406,225

	Real Estate (1.4%)
49,248	Alexandria Real Estate Equities, Inc.	6,019,583
56,174	American Tower Corp.~	8,752,471
142,486	Apartment Investment & Management Company - Class A	6,132,597
16,653	AvalonBay Communities, Inc.~	2,920,603
51,899	Crown Castle International Corp.	5,643,497
44,436	Digital Realty Trust, Inc.	4,588,461
10,762	Equinix, Inc.	4,076,000
50,610	Federal Realty Investment Trust	6,278,171
84,582	Macerich Company	4,366,123
76,282	Prologis, Inc.~	4,917,901
20,597	Public Storage~	4,232,066
111,380	Realty Income Corp.	6,712,873
61,305	Simon Property Group, Inc.	11,250,694
167,344	UDR, Inc.^	6,558,211
81,235	Welltower, Inc.^	5,367,196
181,611	Weyerhaeuser Company	4,836,301

		92,652,748

	Utilities (1.5%)
437,606	AES Corp.~	6,380,295
128,180	American Electric Power Company, Inc.~	9,403,285
145,448	CMS Energy Corp.~	7,202,585
59,993	Consolidated Edison, Inc.	4,559,468

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
90,712		Dominion Energy, Inc.~^	$6,478,651
161,280		Duke Energy Corp.~	13,326,566
69,348		Edison International	4,812,058
88,119		Entergy Corp.	7,397,590
97,089		Exelon Corp.~	4,253,469
172,172		FirstEnergy Corp.~	6,418,572
59,608		NextEra Energy, Inc.	10,282,380
239,894		NiSource, Inc.	6,083,712
83,267		PG&E Corp.#	3,897,728
93,364		Public Service Enterprise Group, Inc.~	4,988,439
147,508		Xcel Energy, Inc.	7,229,367

			102,714,165

		TOTAL COMMON STOCKS (Cost $3,059,316,808)	3,304,058,370

EXCHANGE-TRADED FUND (4.3%)
		Other (4.3%)
1,056,085		SPDR S&P 500 ETF Trust^ (Cost $294,009,453)	285,808,283

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.9%)#
		Communication Services (0.0%)
450 6,830,550		Facebook, Inc. Call, 01/18/19, Strike $170.00	105,300
250 7,544,500		Netflix, Inc. Put, 03/15/19, Strike $310.00	881,250
1,400 4,865,000		Twitter, Inc. Call, 01/18/19, Strike $32.00	665,000

			1,651,550

		Consumer Discretionary (0.0%)
1,180 4,243,280		D.R. Horton, Inc. Call, 11/16/18, Strike $43.00	7,080
350 4,390,050		Expedia Group, Inc. Call, 11/16/18, Strike $125.00	124,250
750 13,267,500		McDonald’s Corp. Call, 12/21/18, Strike $165.00	1,014,375
1,500 4,002,000		MGM Resorts International Call, 12/21/18, Strike $28.00	127,500
500 7,675,000	EUR	Moncler S.p.A Call, 03/15/19, Strike 38.00	100,976
7,500 3,645,000		Vipshop Holdings, Ltd. Call, 01/18/19, Strike $12.00	18,750

			1,392,931

		Energy (0.0%)
1,250 621,250		Nabors Industries, Inc. Call, 01/18/19, Strike $8.00	3,125

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Financials (0.0%)
500 11,268,500	Goldman Sachs Group, Inc. Call, 12/21/18, Strike $230.00	$316,250

	Health Care (0.0%)
	Illumina, Inc.
250 7,778,750	Put, 12/21/18, Strike $290.00	171,250
150 4,667,250	Call, 12/21/18, Strike $360.00	39,000
300 5,083,800	Vertex Pharmaceuticals, Inc. Put, 04/18/19, Strike $175.00	535,500

		745,750

	Industrials (0.0%)
350 12,420,100	Boeing Company Call, 12/21/18, Strike $375.00	242,375
1,250 4,186,250	Navistar International Corp. Call, 01/18/19, Strike $35.00	300,000

		542,375

	Information Technology (0.1%)
	Advanced Micro Devices, Inc.
900 1,638,900	Call, 11/16/18, Strike $36.00	450
900 1,638,900	Put, 11/16/18, Strike $28.00	879,750
3,000 21,675,000	Akamai Technologies, Inc. Call, 01/18/19, Strike $70.00	1,830,000

		2,710,200

	Other (0.8%)
	S&P 500 Index
4,500 1,220,283,000	Put, 12/31/18, Strike $2,700.00	32,692,500
3,750 1,016,902,500	Put, 11/14/18, Strike $2,650.00	9,862,500
3,000 813,522,000	Call, 11/16/18, Strike $2,900.00	270,000
2,500 677,935,000	Call, 11/07/18, Strike $2,850.00	118,750
2,500 677,935,000	Call, 11/16/18, Strike $2,950.00	100,000
2,500 677,935,000	Put, 12/31/18, Strike $2,300.00	2,275,000
2,000 542,348,000	Call, 12/31/18, Strike $2,825.00	5,500,000
500 135,587,000	Put, 11/12/18, Strike $2,725.00	2,500,000

		53,318,750

	TOTAL PURCHASED OPTIONS (Cost $70,253,393)	60,680,931

80	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (2.0%)
65,833,786		Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	$65,853,536
66,793,640		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	66,793,640

		TOTAL SHORT TERM INVESTMENTS (Cost $132,647,176)	132,647,176

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.0%)
188,136,315		Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	188,136,315
214,279,301		State Street Navigator Securities Lending Government Money Market Portfolio†	214,279,301

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $402,415,616)	402,415,616

TOTAL INVESTMENTS (106.1%) (Cost $6,720,047,938)			7,114,528,190

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.0%)			(402,415,616)

LIABILITIES, LESS OTHER ASSETS (-0.1%)			(6,271,370)

NET ASSETS (100.0%)			$6,705,841,204

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-28.7%)#
		Communication Services (-1.2%)
(109,000)		Boingo Wireless, Inc.	(3,414,970)
(81,600)	JPY	CyberAgent, Inc.	(3,472,338)
(83,500)		IAC/InterActive Corp.	(16,415,265)
(7,600)		Live Nation Entertainment, Inc.	(397,480)
(82,500)		Momo, Inc.	(2,769,525)
(203,000)		Sea, Ltd.	(2,649,150)
(271,400)		Twitter, Inc.	(9,431,150)
(29,000)		Weibo Corp.	(1,711,290)
(499,500)		World Wrestling Entertainment, Inc. - Class A	(36,258,705)
(82,900)		Zillow Group, Inc. - Class C	(3,337,554)

			(79,857,427)

		Consumer Discretionary (-4.5%)
(539,350)		Alibaba Group Holding, Ltd.	(76,738,718)
(20,100)		Booking Holdings, Inc.	(37,679,058)

NUMBER OF SHARES			VALUE
(138,300)		Chegg, Inc.	$(3,772,824)
(220,000)		Ctrip.com International, Ltd.	(7,321,600)
(304,000)		Etsy, Inc.	(12,926,080)
(500,000)		Gannett Company, Inc.	(4,850,000)
(65,100)		LGI Homes, Inc.	(2,785,629)
(103,000)		Liberty Media Corp. / Liberty Formula One	(3,407,240)
(45,204)		MercadoLibre, Inc.	(14,668,698)
(939,000)		New York Times Company - Class A	(24,789,600)
(55,000)		RH	(6,364,050)
(1,203,222)		TAL Education Group	(34,869,374)
(138,594)		Tesla, Inc.	(46,750,528)
(90,400)		Wayfair, Inc. - Class A	(9,970,216)
(2,509,300)	JPY	Yamada Denki Company, Ltd.	(11,832,225)

			(298,725,840)

		Consumer Staples (-0.6%)
(509,000)		Herbalife Nutrition Ltd.	(27,109,340)
(2,915,031)	GBP	J Sainsbury, PLC	(11,581,617)

			(38,690,957)

		Energy (-0.3%)
(676,400)		Chesapeake Energy Corp.	(2,374,164)
(88,000)		Golar LNG, Ltd.	(2,356,640)
(364,400)		Renewable Energy Group, Inc.	(11,325,552)
(35,000)		SEACOR Holdings, Inc.	(1,679,650)

			(17,736,006)

		Financials (-1.2%)
(104,397)		Assurant, Inc.	(10,148,432)
(816,000)		AXA Equitable Holdings, Inc.	(16,556,640)
(118,650)	EUR	Eurazeo, SE	(8,664,710)
(276,100)		Heritage Insurance Holdings, Inc.	(3,854,356)
(88,200)		LendingTree, Inc.	(17,789,058)
(68,000)		PRA Group, Inc.	(2,097,120)
(817,300)	JPY	SBI Holdings, Inc.	(21,342,163)
(34,000)		Virtus Investment Partners, Inc.	(3,377,560)

			(83,830,039)

		Health Care (-4.7%)
(160,000)		Allscripts Healthcare Solutions, Inc.	(1,905,600)
(246,000)		AMAG Pharmaceuticals, Inc.	(5,289,000)
(169,000)	EUR	Bayer, AG	(12,954,260)
(70,000)		Becton Dickinson and Company	(16,135,000)
(110,000)		DexCom, Inc.	(14,604,700)
(98,379)		Evolent Health, Inc. - Class A	(2,184,014)
(120,000)		Flexion Therapeutics, Inc.	(1,624,800)
(148,326)		Illumina, Inc.	(46,151,635)
(182,500)		Immunomedics, Inc.	(4,111,725)
(94,500)		Innoviva, Inc.	(2,293,515)

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
(579,600)		Innoviva, Inc.	$(8,091,216)
(150,431)		Insmed, Inc.	(2,196,292)
(231,600)		Insulet Corp.	(20,429,436)
(12,000)		Intercept Pharmaceuticals, Inc.	(1,152,120)
(128,000)		Invacare Corp.	(1,653,760)
(134,600)		Ionis Pharmaceuticals, Inc.	(6,669,430)
(342,000)		Ironwood Pharmaceuticals, Inc.	(4,480,200)
(22,100)		Ligand Pharmaceuticals, Inc.	(3,642,301)
(252,000)		Medicines Company	(5,861,520)
(168,040)		Molina Healthcare, Inc.	(21,302,431)
(182,371)		Neurocrine Biosciences, Inc.	(19,541,053)
(202,000)		NuVasive, Inc.	(11,346,340)
(37,500)		Pacira Pharmaceuticals, Inc.	(1,833,375)
(199,773)		Quidel Corp.	(12,857,390)
(63,137)		Retrophin, Inc.	(1,620,095)
(245,000)		Sarepta Therapeutics, Inc.	(32,771,200)
(114,000)		Supernus Pharmaceuticals, Inc.	(5,421,840)
(300,200)		Teladoc Health, Inc.	(20,815,868)
(500,000)		Teva Pharmaceutical Industries, Ltd.	(9,990,000)
(540,717)		Wright Medical Group, NV	(14,588,545)

			(313,518,661)

		Industrials (-1.0%)
(364,918)		51job, Inc.	(22,409,614)
(162,159)		Aerojet Rocketdyne Holdings, Inc.	(5,727,456)
(116,500)		Air Transport Services Group, Inc.	(2,283,400)
(1)		Altra Industrial Motion Corp.	(29)
(5,100)	EUR	Dassault Aviation, SA	(8,462,597)
(101,500)		Fortive Corp.	(7,536,375)
(66,050)		FTI Consulting, Inc.	(4,564,716)
(165,000)	JPY	Nagoya Railroad Company, Ltd.	(3,984,964)
(17,000)		Patrick Industries, Inc.	(739,670)
(535,000)		Rexnord Corp.	(14,343,350)

			(70,052,171)

		Information Technology (-12.8%)
(2,373,100)		Advanced Micro Devices, Inc.	(43,214,151)
(148,703)		Altaba, Inc.	(8,937,050)
(227,500)		Alteryx, Inc. - Class A	(12,055,225)
(64,100)		Apptio, Inc. - Class A	(1,660,190)
(331,350)		Atlassian Corp., PLC - Class A	(25,152,779)
(115,000)		Avaya Holdings Corp.	(1,888,300)
(75,000)		Belden, Inc.	(4,053,750)
(250,231)		CalAmp Corp.	(4,989,606)
(238,400)		Carbonite, Inc.	(8,155,664)
(56,610)		Cardtronics, PLC - Class A	(1,537,528)
(271,966)		Citrix Systems, Inc.	(27,868,356)
(55,000)		CSG Systems International, Inc.	(1,930,500)

NUMBER OF SHARES		VALUE
(744,000)	Cypress Semiconductor Corp.	$(9,627,360)
(70,770)	DocuSign, Inc.	(2,968,094)
(40,000)	Electronics For Imaging, Inc.	(1,218,000)
(77,050)	Envestnet, Inc.	(4,008,141)
(69,267)	Euronet Worldwide, Inc.	(7,701,105)
(423,500)	FireEye, Inc.	(7,830,515)
(29,500)	Guidewire Software, Inc.	(2,624,615)
(137,000)	HubSpot, Inc.	(18,584,050)
(1,043,000)	Infinera Corp.	(5,778,220)
(104,100)	Inphi Corp.	(3,331,200)
(532,900)	Integrated Device Technology, Inc.	(24,945,049)
(676,850)	Intel Corp.	(31,730,728)
(278,000)	j2 Global, Inc.	(20,249,520)
(224,500)	Lumentum Holdings, Inc.	(12,268,925)
(663,000)	Microchip Technology, Inc.	(43,612,140)
(2,492,300)	Micron Technology, Inc.	(94,009,556)
(120,000)	MongoDB, Inc.	(9,780,000)
(190,500)	MTS Systems Corp.	(9,020,175)
(62,000)	New Relic, Inc.	(5,533,500)
(110,000)	Nice, Ltd.	(11,653,400)
(176,470)	Nuance Communications, Inc.	(3,068,813)
(163,900)	Nutanix, Inc. - Class A	(6,803,489)
(25,773)	NXP Semiconductors, NV	(1,932,717)
(295,800)	Okta, Inc.	(17,262,888)
(838,000)	ON Semiconductor Corp.	(14,246,000)
(45,100)	OSI Systems, Inc.	(3,119,116)
(245,800)	Palo Alto Networks, Inc.	(44,991,232)
(30,000)	Pandora Media, Inc.	(255,000)
(269,973)	Pure Storage, Inc. - Class A	(5,448,055)
(104,800)	Q2 Holdings, Inc.	(5,578,504)
(315,500)	Quotient Technology, Inc.	(4,060,485)
(418,800)	RealPage, Inc.	(22,196,400)
(125,000)	Red Hat, Inc.	(21,455,000)
(212,900)	RingCentral, Inc. - Class A	(16,548,717)
(243,795)	ServiceNow, Inc.	(44,136,647)
(100,600)	Silicon Laboratories, Inc.	(8,201,918)
(205,000)	Splunk, Inc.	(20,467,200)
(1,243,500)	Square, Inc. - Class A	(91,335,075)
(69,000)	Synaptics, Inc.	(2,590,260)
(119,800)	Teradyne, Inc.	(4,127,110)
(17,500)	TiVo Corp.	(192,500)
(1,348,100)	TTM Technologies, Inc.	(15,772,770)
(163,500)	Twilio, Inc. - Class A	(12,298,470)
(161,000)	Vishay Intertechnology, Inc.	(2,946,300)
(58,400)	Wix.com, Ltd.	(5,685,240)
(84,847)	Workday, Inc. - Class A	(11,286,348)
(116,000)	Zendesk, Inc.	(6,376,520)

		(860,300,166)

82	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE

		Materials (-0.8%)
(652,000)		Allegheny Technologies, Inc.	$(16,880,280)
(725,000)	GBP	Anglo American, PLC	(15,473,948)
(106,615)		Arconic, Inc.	(2,167,483)
(20,000)	EUR	Covestro, AG*	(1,289,776)
(71,000)		International Flavors & Fragrances, Inc.	(10,270,860)
(85,500)		Pretium Resources, Inc.	(681,435)
(325,000)		TimkenSteel Corp.	(3,779,750)

			(50,543,532)

		Real Estate (-0.6%)
(143,706)		American Homes 4 Rent - Class A	(3,027,886)
(90,000)		Crown Castle International Corp.	(9,786,600)
(157,700)		Extra Space Storage, Inc.	(14,202,462)
(504,499)		Invitation Homes, Inc.	(11,038,438)
(112,900)		iStar, Inc.	(1,185,450)

			(39,240,836)

		Utilities (-1.0%)
(575,000)		CenterPoint Energy, Inc.	(15,530,750)
(385,000)	JPY	Chugoku Electric Power Company, Inc.	(4,952,134)
(30,000)		Dominion Energy, Inc.	(2,142,600)
(42,000)		DTE Energy Company	(4,720,800)
(188,000)		Sempra Energy	(20,702,560)
(114,706)		South Jersey Industries, Inc.	(3,388,415)
(808,480)		Vistra Energy Corp.	(18,295,903)

			(69,733,162)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,620,440,640)	(1,922,228,797)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-2.3%)#
		Communication Services (0.0%)
		Facebook, Inc.
900 13,661,100		Put, 11/16/18, Strike $135.00	(52,200)
900 13,661,100		Call, 01/18/19, Strike $185.00	(56,700)
450 6,830,550		Put, 03/15/19, Strike $120.00	(120,825)
500 15,089,000		Netflix, Inc. Put, 03/15/19, Strike $270.00	(907,500)
2,800 9,730,000		Twitter, Inc. Call, 01/18/19, Strike $36.00	(728,000)

			(1,865,225)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Consumer Discretionary (-0.1%)
2,360 8,486,560	D.R. Horton, Inc. Call, 11/16/18, Strike $47.00	$(3,540)
	Expedia Group, Inc.
700 8,780,100	Call, 11/16/18, Strike $140.00	(7,000)
350 4,390,050	Put, 11/16/18, Strike $100.00	(1,750)
1,500 26,535,000	McDonald’s Corp. Call, 12/21/18, Strike $175.00	(885,000)
1,500 4,002,000	MGM Resorts International Put, 01/18/19, Strike $22.00	(54,000)
	RH
375 4,339,125	Put, 01/18/19, Strike $95.00	(204,375)
175 2,024,925	Put, 01/18/19, Strike $100.00	(122,500)
305 10,288,260	Tesla, Inc. Call, 01/17/20, Strike $325.00	(2,623,763)
7,500 3,645,000	Vipshop Holdings, Ltd. Call, 01/18/19, Strike $17.00	(18,750)

		(3,920,678)

	Energy (0.0%)
1,250 621,250	Nabors Industries, Inc. Call, 01/18/19, Strike $12.00	(3,125)
3,000 3,018,000	Oasis Petroleum, Inc. Call, 01/17/20, Strike $12.00	(510,000)

		(513,125)

	Financials (0.0%)
1,000 22,537,000	Goldman Sachs Group, Inc. Call, 12/21/18, Strike $240.00	(286,500)

	Health Care (-0.1%)
	Illumina, Inc.
300 9,334,500	Call, 12/21/18, Strike $380.00	(29,250)
250 7,778,750	Put, 12/21/18, Strike $310.00	(348,750)
3,000 6,759,000	Immunomedics, Inc. Call, 01/18/19, Strike $10.00	(3,990,000)
800 1,266,400	Radius Health, Inc. Call, 01/18/19, Strike $40.00	(4,000)
	Tilray, Inc
100 947,900	Call, 01/17/20, Strike $175.00	(96,500)
50 473,950	Call, 01/15/21, Strike $185.00	(70,000)
45 426,555	Call, 01/15/21, Strike $210.00	(59,625)
600 10,167,600	Vertex Pharmaceuticals, Inc. Put, 04/18/19, Strike $155.00	(576,000)

		(5,174,125)

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Market Neutral Income Fund    Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Industrials (0.0%)
700 24,840,200	Boeing Company Call, 12/21/18, Strike $390.00	$(236,250)
2,500 8,372,500	Navistar International Corp. Call, 01/18/19, Strike $45.00	(75,000)

		(311,250)

	Information Technology (0.0%)
	Advanced Micro Devices, Inc.
3,500 6,373,500	Put, 01/17/20, Strike $10.00	(339,500)
1,200 2,185,200	Call, 11/16/18, Strike $32.00	(600)
113 205,773	Put, 11/16/18, Strike $32.00	(151,420)
6,000 43,350,000	Akamai Technologies, Inc. Call, 01/18/19, Strike $80.00	(1,044,000)
360 5,102,280	Lam Research Corp. Put, 03/15/19, Strike $135.00	(333,000)

		(1,868,520)

	Other (-2.1%)
	S&P 500 Index
3,000 813,522,000	Call, 12/21/18, Strike $2,600.00	(44,910,000)
3,000 813,522,000	Call, 06/28/19, Strike $2,700.00	(50,265,000)
2,700 732,169,800	Call, 12/21/18, Strike $2,700.00	(21,613,500)
2,100 569,465,400	Call, 12/31/18, Strike $2,700.00	(18,154,500)
1,000 271,174,000	Put, 12/31/18, Strike $2,500.00	(2,505,000)
750 203,380,500	Call, 12/31/18, Strike $2,775.00	(3,487,500)

		(140,935,500)

	TOTAL WRITTEN OPTIONS (Premium $211,332,844)	(154,874,923)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/24/19	4,851,000	$5,536,972	$(27,925)
Bank of New York	Japanese Yen	01/24/19	588,440,000	5,253,290	(16,217)

					$(44,142)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	01/24/19	28,387,000	$36,445,110	$1,235,567
State Street Bank and Trust	European Monetary Unit	01/24/19	67,324,000	76,844,172	1,775,381
Bank of New York	Japanese Yen	01/24/19	8,247,817,000	73,632,266	467,116

					$3,478,064

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~

Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $1,305,259,534.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

84	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Hedged Equity Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.3%)
	Communication Services (10.0%)
2,842	Activision Blizzard, Inc.	$196,240
1,231	Alphabet, Inc. - Class A#~	1,342,504
1,252	Alphabet, Inc. - Class C#~	1,348,116
30,510	AT&T, Inc.~	936,047
5,708	CenturyLink, Inc.	117,813
818	Charter Communications, Inc. - Class A#	262,063
20,282	Comcast Corp. - Class A~	773,555
12,277	Facebook, Inc. - Class A#~	1,863,526
1,787	Netflix, Inc.#	539,281
7,693	Twenty-First Century Fox, Inc. - Class A	350,185
5,847	Twitter, Inc.#	203,183
17,420	Verizon Communications, Inc.	994,508
6,654	Walt Disney Company~^	764,079

		9,691,100

	Consumer Discretionary (9.5%)
1,735	Amazon.com, Inc.#~	2,772,547
2,815	Aptiv, PLC	216,192
160	Booking Holdings, Inc.#	299,933
2,493	Carnival Corp.	139,708
4,339	D.R. Horton, Inc.	156,030
1,236	Darden Restaurants, Inc.	131,696
1,586	Dollar General Corp.	176,649
4,312	eBay, Inc.#	125,177
1,712	Expedia Group, Inc.	214,736
16,770	Ford Motor Company	160,153
4,464	General Motors Company	163,338
5,145	Home Depot, Inc.~	904,903
3,234	Leggett & Platt, Inc.	117,427
3,938	Lowe’s Companies, Inc.	374,976
4,187	McDonald’s Corp.~	740,680
7,302	MGM Resorts International	194,817
1,582	Mohawk Industries, Inc.#	197,323
5,565	Nike, Inc. - Class B	417,598
506	O’Reilly Automotive, Inc.#	162,299
1,025	PVH Corp.	123,810
2,129	Ross Stores, Inc.	210,771
1,130	Royal Caribbean Cruises, Ltd.	118,345
5,163	Starbucks Corp.	300,848
2,733	Tapestry, Inc.	115,633
2,820	Target Corp.	235,837
3,326	TJX Companies, Inc.	365,461
1,905	VF Corp.	157,886

		9,294,773

	Consumer Staples (7.2%)
8,204	Altria Group, Inc.~	533,588
2,826	Archer-Daniels-Midland Company	133,528

NUMBER OF SHARES		VALUE
2,524	Church & Dwight Company, Inc.	$149,850
15,495	Coca-Cola Company~	741,901
3,495	Colgate-Palmolive Company	208,127
698	Constellation Brands, Inc. - Class A	139,063
1,671	Costco Wholesale Corp.	382,041
3,816	General Mills, Inc.	167,141
1,876	Kellogg Company^	122,840
1,772	Kimberly-Clark Corp.	184,820
2,375	Kraft Heinz Company	130,554
5,018	Kroger Company	149,336
9,826	Mondelez International, Inc. - Class A	412,495
2,179	Monster Beverage Corp.#	115,160
5,843	PepsiCo, Inc.~	656,636
8,724	Philip Morris International, Inc.~	768,323
10,442	Procter & Gamble Company~	925,997
2,464	Sysco Corp.	175,757
3,542	Walgreens Boots Alliance, Inc.~	282,545
6,046	Walmart, Inc.~	606,293

		6,985,995

	Energy (5.5%)
2,955	Anadarko Petroleum Corp.	157,206
7,929	Chevron Corp.~	885,273
1,893	Concho Resources, Inc.#	263,297
4,664	ConocoPhillips	326,014
2,029	EOG Resources, Inc.	213,735
14,831	Exxon Mobil Corp.~	1,181,734
8,635	Halliburton Company	299,462
11,957	Kinder Morgan, Inc.	203,508
3,758	Marathon Petroleum Corp.	264,751
3,059	Occidental Petroleum Corp.	205,167
2,397	ONEOK, Inc.	157,243
1,681	Phillips 66	172,841
2,155	Pioneer Natural Resources Company	317,367
8,123	Schlumberger, Ltd.	416,791
1,815	Valero Energy Corp.~	165,328
6,033	Williams Companies, Inc.	146,783

		5,376,500

	Financials (13.3%)
1,262	Affiliated Managers Group, Inc.	143,439
2,478	Aflac, Inc.	106,728
1,903	Allstate Corp.	182,155
2,956	American Express Company	303,670
8,475	American International Group, Inc.	349,933
2,936	Arthur J. Gallagher & Company	217,293
1,751	Assurant, Inc.~	170,215
47,084	Bank of America Corp.~	1,294,810
4,320	Bank of New York Mellon Corp.	204,466
3,470	BB&T Corp.	170,585

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Hedged Equity Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
7,936	Berkshire Hathaway, Inc. - Class B#~	$1,629,102
449	BlackRock, Inc.	184,728
6,017	Capital One Financial Corp.	537,318
2,980	Cboe Global Markets, Inc.	336,293
3,981	Charles Schwab Corp.	184,081
1,932	Chubb Corp.	241,326
10,588	Citigroup, Inc.~	693,091
934	CME Group, Inc.	171,146
1,903	Discover Financial Services	132,582
5,403	E*TRADE Financial Corp.	267,016
5,013	Fifth Third Bancorp	135,301
2,515	Goldman Sachs Group, Inc.~	566,806
15,477	JPMorgan Chase & Company~	1,687,303
5,696	KeyCorp	103,439
4,238	MetLife, Inc.	174,563
2,705	Morgan Stanley	123,510
1,911	PNC Financial Services Group, Inc.	245,544
1,390	Prudential Financial, Inc.	130,354
9,221	Regions Financial Corp.	156,480
1,206	S&P Global, Inc.	219,878
1,636	State Street Corp.	112,475
2,274	SunTrust Banks, Inc.	142,489
1,549	Travelers Companies, Inc.	193,826
6,435	US Bancorp	336,358
15,361	Wells Fargo & Company~	817,666
5,564	Zions Bancorporation, N.A.	261,786

		12,927,755

	Health Care (14.7%)
7,283	Abbott Laboratories~	502,090
6,799	AbbVie, Inc.~	529,302
1,229	Aetna, Inc.~	243,834
5,125	Agilent Technologies, Inc.	332,049
2,736	Alexion Pharmaceuticals, Inc.#	306,624
1,435	Allergan, PLC	226,744
1,024	Amgen, Inc.	197,417
5,443	Baxter International, Inc.	340,242
782	Becton Dickinson and Company	180,251
992	Biogen, Inc.#~	301,836
6,123	Bristol-Myers Squibb Company~	309,456
4,956	Celgene Corp.#	354,850
1,966	Cerner Corp.#	112,612
1,116	Cigna Corp.	238,612
4,668	CVS Health Corp.~	337,916
2,214	Danaher Corp.	220,072
2,624	Edwards Lifesciences Corp.#	387,302
3,382	Eli Lilly and Company	366,744
2,346	Express Scripts Holding Company#	227,492
7,367	Gilead Sciences, Inc.	502,282

NUMBER OF SHARES		VALUE
1,178	HCA Healthcare, Inc.	$157,298
1,390	Humana, Inc.	445,370
503	IDEXX Laboratories, Inc.#	106,696
648	Illumina, Inc.#	201,625
319	Intuitive Surgical, Inc.#	166,256
12,290	Johnson & Johnson~	1,720,477
1,304	Laboratory Corp. of America Holdings#	209,357
1,083	McKesson Corp.	135,115
5,656	Medtronic, PLC	508,022
11,092	Merck & Company, Inc.~	816,482
24,103	Pfizer, Inc.~	1,037,875
1,345	Quest Diagnostics, Inc.	126,578
287	Regeneron Pharmaceuticals, Inc.#	97,362
1,462	Stryker Corp.	237,166
1,301	Thermo Fisher Scientific, Inc.	303,979
4,974	UnitedHealth Group, Inc.~	1,299,955
1,345	Varian Medical Systems, Inc.#	160,553
931	Vertex Pharmaceuticals, Inc.#~	157,767
1,045	Zimmer Biomet Holdings, Inc.	118,702
1,421	Zoetis, Inc.	128,103

		14,352,465

	Industrials (8.7%)
2,483	3M Company	472,416
1,549	Allegion, PLC	132,796
2,256	Boeing Company	800,564
3,562	Caterpillar, Inc.	432,142
5,889	CSX Corp.	405,517
2,394	Deere & Company	324,243
5,335	Delta Air Lines, Inc.	291,985
1,648	Eaton Corp., PLC	118,112
4,715	Emerson Electric Company	320,054
897	FedEx Corp.	197,645
2,560	Fortune Brands Home & Security, Inc.	114,765
1,043	General Dynamics Corp.	180,001
3,079	Honeywell International, Inc.~	445,901
1,486	Illinois Tool Works, Inc.	189,569
3,832	Johnson Controls International, PLC	122,509
836	Lockheed Martin Corp.	245,659
686	Norfolk Southern Corp.	115,131
1,230	Northrop Grumman Corp.	322,198
2,452	PACCAR, Inc.	140,279
4,174	Pentair, PLC	167,586
5,019	Quanta Services, Inc.#	156,593
1,947	Raytheon Company	340,806
1,500	Rockwell Collins, Inc.	192,030
3,099	Southwest Airlines Company	152,161
1,722	Stanley Black & Decker, Inc.	200,647
341	TransDigm Group, Inc.#	112,615

86	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
4,255	Union Pacific Corp.~	$622,166
2,810	United Parcel Service, Inc. - Class B~	299,377
2,577	United Technologies Corp.~	320,089
1,599	Verisk Analytics, Inc.#	191,624
2,189	Waste Management, Inc.	195,850
1,941	Xylem, Inc.~	127,291

		8,450,321

	Information Technology (19.8%)
1,868	Accenture, PLC - Class A	294,434
2,019	Adobe, Inc.#	496,189
12,856	Advanced Micro Devices, Inc.#	234,108
1,503	Akamai Technologies, Inc.#	108,592
2,132	Amphenol Corp. - Class A	190,814
20,261	Apple, Inc.~	4,434,322
10,045	Applied Materials, Inc.	330,280
1,189	Autodesk, Inc.#	153,678
1,695	Automatic Data Processing, Inc.	244,216
1,179	Broadcom, Inc.~	263,495
23,158	Cisco Systems, Inc.~	1,059,478
2,862	Cognizant Technology Solutions Corp. - Class A	197,564
1,509	DXC Technology Company	109,900
3,095	Fiserv, Inc.#	245,434
2,364	FLIR Systems, Inc.	109,477
7,553	Hewlett Packard Enterprise Company	115,183
5,877	HP, Inc.	141,871
19,356	Intel Corp.~	907,409
1,848	International Business Machines Corp.	213,315
937	Intuit, Inc.	197,707
3,779	MasterCard, Inc. - Class A~	746,995
2,733	Microchip Technology, Inc.^	179,777
7,671	Micron Technology, Inc.#	289,350
31,545	Microsoft Corp.~	3,369,321
3,054	NVIDIA Corp.~	643,875
12,581	Oracle Corp.~	614,456
4,348	PayPal Holdings, Inc.#	366,058
5,040	QUALCOMM, Inc.^	316,966
1,247	Red Hat, Inc.#	214,035
3,903	Salesforce.com, Inc.#	535,648
1,531	TE Connectivity, Ltd.	115,468
4,114	Texas Instruments, Inc.	381,903
8,504	Visa, Inc. - Class A~	1,172,276
3,109	Xilinx, Inc.	265,415

		19,259,009

	Materials (1.9%)
2,430	Air Products & Chemicals, Inc.	375,070
1,130	Avery Dennison Corp.	102,514

NUMBER OF SHARES		VALUE
3,750	Ball Corp.^	$168,000
11,836	DowDuPont, Inc.~	638,197
8,608	Freeport-McMoRan, Inc.	100,283
955	Linde, PLC^	158,024
1,968	PPG Industries, Inc.	206,817
366	Sherwin-Williams Company	144,010

		1,892,915

	Real Estate (2.7%)
1,358	Alexandria Real Estate Equities, Inc.	165,988
1,515	American Tower Corp.	236,052
4,120	Apartment Investment & Management Company - Class A	177,325
473	AvalonBay Communities, Inc.	82,955
1,505	Crown Castle International Corp.	163,654
1,200	Digital Realty Trust, Inc.	123,912
279	Equinix, Inc.	105,669
1,464	Federal Realty Investment Trust	181,609
2,415	Macerich Company	124,662
2,079	Prologis, Inc.	134,033
588	Public Storage	120,817
3,214	Realty Income Corp.	193,708
1,666	Simon Property Group, Inc.	305,744
4,833	UDR, Inc.	189,405
2,353	Welltower, Inc.	155,463
5,256	Weyerhaeuser Company	139,967

		2,600,963

	Utilities (3.0%)
11,872	AES Corp.	173,094
3,735	American Electric Power Company, Inc.~	273,999
4,200	CMS Energy Corp.	207,984
1,747	Consolidated Edison, Inc.	132,772
2,619	Dominion Energy, Inc.^	187,049
4,670	Duke Energy Corp.	385,882
1,900	Edison International	131,841
2,543	Entergy Corp.	213,485
2,646	Exelon Corp.	115,921
4,711	FirstEnergy Corp.	175,626
1,726	NextEra Energy, Inc.	297,735
6,952	NiSource, Inc.	176,303
2,274	PG&E Corp.#	106,446
2,717	Public Service Enterprise Group, Inc.	145,169
4,264	Xcel Energy, Inc.	208,979

		2,932,285

	TOTAL COMMON STOCKS (Cost $93,313,072)	93,764,081

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Hedged Equity Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (0.6%)
	Other (0.6%)
2,276	SPDR S&P 500 ETF Trust (Cost $599,145)	$615,954

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (2.0%)#
	Communication Services (0.1%)
16 242,864	Facebook, Inc. Call, 01/18/19, Strike $170.00	3,744
6 181,068	Netflix, Inc. Put, 03/15/19, Strike $310.00	21,150
26 90,350	Twitter, Inc. Call, 01/18/19, Strike $32.00	12,350

		37,244

	Consumer Discretionary (0.0%)
19 68,324	D.R. Horton, Inc. Call, 11/16/18, Strike $43.00	114
7 87,801	Expedia Group, Inc. Call, 11/16/18, Strike $125.00	2,485
14 247,660	McDonald’s Corp. Call, 12/21/18, Strike $165.00	18,935
44 117,392	MGM Resorts International Call, 12/21/18, Strike $28.00	3,740

		25,274

	Financials (0.0%)
17 383,129	Goldman Sachs Group, Inc. Call, 12/21/18, Strike $230.00	10,752

	Health Care (0.0%)
	Illumina, Inc.
7 217,805	Put, 12/21/18, Strike $290.00	4,795
5 155,575	Call, 12/21/18, Strike $360.00	1,300
10 169,460	Vertex Pharmaceuticals, Inc. Put, 04/18/19, Strike $175.00	17,850

		23,945

	Industrials (0.0%)
11 390,346	Boeing Company Call, 12/21/18, Strike $375.00	7,618

	Information Technology (0.0%)
	Advanced Micro Devices, Inc.
25 45,525	Call, 11/16/18, Strike $36.00	13
25 45,525	Put, 11/16/18, Strike $28.00	24,437

		24,450

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (1.9%)
	S&P 500 Index
130 35,252,620	Put, 12/31/18, Strike $2,700.00	$944,450
125 33,896,750	Call, 11/16/18, Strike $2,900.00	11,250
100 27,117,400	Call, 11/16/18, Strike $2,950.00	4,000
80 21,693,920	Call, 12/31/18, Strike $2,825.00	220,000
75 20,338,050	Call, 11/30/18, Strike $3,000.00	2,625
65 17,626,310	Call, 11/30/18, Strike $2,825.00	67,600
50 13,558,700	Put, 11/07/18, Strike $2,425.00	6,500
50 13,558,700	Put, 12/31/18, Strike $2,675.00	318,250
50 13,558,700	Put, 12/31/18, Strike $2,175.00	27,750
40 10,846,960	Call, 11/07/18, Strike $2,850.00	1,900
40 10,846,960	Put, 11/12/18, Strike $2,725.00	200,000
30 8,135,220	Put, 12/31/18, Strike $2,300.00	27,300

		1,831,625

	TOTAL PURCHASED OPTIONS (Cost $1,937,035)	1,960,908

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.7%)
815,525	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	815,769
815,780	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	815,780

	TOTAL SHORT TERM INVESTMENTS (Cost $1,631,549)	1,631,549

88	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.6%)
564,146	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $564,146)	$564,146

TOTAL INVESTMENTS (101.2%) (Cost $98,044,947)		98,536,638

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.6%)		(564,146)

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(615,981)

NET ASSETS (100.0%)		$97,356,511

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-2.4%)#
	Communication Services (-0.1%)
	Facebook, Inc.
32 485,728	Call, 01/18/19, Strike $185.00	(2,016)
20 303,580	Put, 11/16/18, Strike $135.00	(1,160)
16 242,864	Put, 03/15/19, Strike $120.00	(4,296)
12 362,136	Netflix, Inc. Put, 03/15/19, Strike $270.00	(21,780)
52 180,700	Twitter, Inc. Call, 01/18/19, Strike $36.00	(13,520)

		(42,772)

	Consumer Discretionary (0.0%)
38 136,648	D.R. Horton, Inc. Call, 11/16/18, Strike $47.00	(57)
	Expedia Group, Inc.
14 175,602	Call, 11/16/18, Strike $140.00	(140)
7 87,801	Put, 11/16/18, Strike $100.00	(35)
28 495,320	McDonald’s Corp. Call, 12/21/18, Strike $175.00	(16,520)
44 117,392	MGM Resorts International Put, 01/18/19, Strike $22.00	(1,584)

		(18,336)

	Financials (0.0%)
35 788,795	Goldman Sachs Group, Inc. Call, 12/21/18, Strike $240.00	(10,028)

	Health Care (0.0%)
	Illumina, Inc.
10 311,150	Call, 12/21/18, Strike $380.00	(975)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
7 217,805	Put, 12/21/18, Strike $310.00	$(9,765)
20 338,920	Vertex Pharmaceuticals, Inc. Put, 04/18/19, Strike $155.00	(19,200)

		(29,940)

	Industrials (0.0%)
22 780,692	Boeing Company Call, 12/21/18, Strike $390.00	(7,425)

	Information Technology (0.0%)
34 61,914	Advanced Micro Devices, Inc. Call, 11/16/18, Strike $32.00	(17)
9 127,557	Lam Research Corp. Put, 03/15/19, Strike $135.00	(8,325)

		(8,342)

	Other (-2.3%)
	S&P 500 Index
97 26,303,878	Call, 12/31/18, Strike $2,700.00	(838,565)
75 20,338,050	Put, 12/31/18, Strike $2,425.00	(126,750)
52 14,101,048	Call, 06/28/19, Strike $2,700.00	(871,260)
25 6,779,350	Call, 12/31/18, Strike $2,775.00	(116,250)
21 5,694,654	Call, 12/21/18, Strike $2,600.00	(314,370)

		(2,267,195)

	TOTAL WRITTEN OPTIONS (Premium $3,297,666)	$(2,384,038)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,725,219.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	89

Phineus Long/Short Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
COMMON STOCKS (81.6%)
		Communication Services (6.4%)
33,500		Alphabet, Inc. - Class A#~	$36,534,430
251,000		Facebook, Inc. - Class A#~	38,099,290

			74,633,720

		Consumer Discretionary (11.9%)
57,500	EUR	Adidas, AG	13,521,925
5,500		Booking Holdings, Inc.#	10,310,190
422,500		CarMax, Inc.#~^	28,691,975
186,500		McDonald’s Corp.~	32,991,850
925,000		MGM Resorts International~	24,679,000
146,000		Mohawk Industries, Inc.#~	18,210,580
37,500		Ulta Salon Cosmetics & Fragrance, Inc.#~	10,294,500

			138,700,020

		Financials (38.2%)
554,000		American International Group, Inc.~	22,874,660
1,482,000		Bank of America Corp.~	40,755,000
345,000		Cboe Global Markets, Inc.~	38,933,250
510,000		Charles Schwab Corp.	23,582,400
345,000		Citigroup, Inc.~	22,583,700
587,800		E*TRADE Financial Corp.~	29,049,076
227,500		Goldman Sachs Group, Inc.~	51,271,675
1,746,000	EUR	ING Groep, NV	20,656,911
328,000		Intercontinental Exchange, Inc.~	25,269,120
510,000		JPMorgan Chase & Company~	55,600,200
1,173,500		Morgan Stanley~	53,582,010
2,153,000		SLM Corp.#~	21,831,420
1,981,000		UBS Group, AG#~^	27,535,900
300,000		Unum Group	10,878,000

			444,403,322

		Health Care (8.6%)
138,000		Agilent Technologies, Inc.	8,941,020
205,000		Alexion Pharmaceuticals, Inc.#~	22,974,350
166,000		Johnson & Johnson	23,238,340
200,000		Laboratory Corp. of America Holdings#~	32,110,000
47,500		UnitedHealth Group, Inc.~	12,414,125

			99,677,835

		Industrials (8.4%)
331,500		Air Lease Corp.~	12,630,150
712,500		Delta Air Lines, Inc.~	38,995,125
346,500		Emerson Electric Company	23,520,420
66,000		Raytheon Company	11,552,640
80,000		Union Pacific Corp.~	11,697,600

			98,395,935

NUMBER OF SHARES		VALUE

	Information Technology (5.8%)
719,000	Applied Materials, Inc.	$23,640,720
93,000	Ellie Mae, Inc.#^	6,164,040
615,000	First Solar, Inc.#~	25,707,000
92,500	Workday, Inc. - Class A#	12,304,350

		67,816,110

	Materials (2.3%)
176,500	Air Products & Chemicals, Inc.~	27,242,775

	TOTAL COMMON STOCKS (Cost $1,014,659,606)	950,869,717

EXCHANGE-TRADED FUNDS (8.5%)
	Other (8.5%)
2,200,000	Financial Select Sector SPDR Fund^	57,816,000
1,200,000	SPDR S&P Homebuilders ETF^	40,788,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $110,908,802)	98,604,000

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (2.7%)#
	Communication Services (0.1%)
1,500 32,829,000	Apple, Inc. Put, 11/02/18, Strike $210.00	363,000
1,150 17,455,850	Facebook, Inc. Call, 11/02/18, Strike $152.50	208,725

		571,725

	Consumer Discretionary (0.1%)
6,500 23,783,500	General Motors Company Call, 11/16/18, Strike $35.00	1,391,000

	Consumer Staples (0.2%)
	Walmart, Inc.
6,600 66,184,800	Call, 11/16/18, Strike $100.00	2,046,000
5,400 54,151,200	Call, 11/16/18, Strike $105.00	569,700

		2,615,700

	Financials (0.1%)
2,770 11,437,330	American International Group I Put, 11/02/18, Strike $40.00	260,380
2,350 9,703,150	American International Group, Inc. Call, 11/16/18, Strike $50.00	12,925
6,600 23,931,600	Unum Group Call, 12/21/18, Strike $40.00	808,500

		1,081,805

90	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Phineus Long/Short Fund    Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Industrials (0.0%)
2,560 11,228,160	Fluor Corp. Call, 11/16/18, Strike $45.00	$448,000

	Other (2.2%)
	SPDR S&P 500 ETF Trust
18,500 500,665,500	Call, 11/07/18, Strike $275.00	2,294,000
11,000 297,693,000	Call, 11/16/18, Strike $295.00	49,500
11,000 297,693,000	Call, 11/16/18, Strike $300.00	27,500
9,000 243,567,000	Put, 11/16/18, Strike $270.00	4,104,000
8,500 230,035,500	Put, 11/16/18, Strike $287.00	14,207,750
6,650 179,968,950	Put, 11/16/18, Strike $275.00	4,674,950

		25,357,700

	TOTAL PURCHASED OPTIONS (Cost $20,066,138)	31,465,930

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (7.0%)
40,749,876	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	40,762,100
40,634,967	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	40,634,967

	TOTAL SHORT TERM INVESTMENTS (Cost $81,397,067)	81,397,067

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.9%)
35,466,698	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	35,466,698
55,909,652	State Street Navigator Securities Lending Government Money Market Portfolio†	55,909,652

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $91,376,350)	91,376,350

TOTAL INVESTMENTS (107.7%) (Cost $1,318,407,963)		1,253,713,064

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.8%)		(91,376,350)

OTHER ASSETS, LESS LIABILITIES (0.1%)		2,019,270

NET ASSETS (100.0%)		$1,164,355,984

NUMBER OF SHARES		VALUE
COMMON STOCK SOLD SHORT (-0.8%)#
	Health Care (-0.8%)
(49,000)	Amgen, Inc. (Proceeds $9,064,869)	$(9,446,710)

EXCHANGE-TRADED FUNDS SOLD SHORT (-31.6%)#
	Other (-31.6%)
(289,000)	iShares Edge MSCI Min Vol USA ETF	(15,816,970)
(1,300,000)	SPDR S&P 500 ETF Trust	(351,819,000)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $388,632,841)	(367,635,970)

TOTAL SECURITIES SOLD SHORT (-32.4%) (Proceeds $397,697,710)		(377,082,680)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-1.3%)#
	Communication Services (0.0%)
1,500 32,829,000	Apple, Inc. Call, 11/30/18, Strike $240.00	(252,000)
1,150 17,455,850	Facebook, Inc. Put, 11/02/18, Strike $148.00	(93,150)

		(345,150)

	Financials (-0.1%)
2,770 11,437,330	American International Group I Put, 12/21/18, Strike $35.00	(198,055)
3,300 11,965,800	Unum Group Put, 12/21/18, Strike $35.00	(561,000)

		(759,055)

	Industrials (0.0%)
2,560 11,228,160	Fluor Corp. Put, 12/21/18, Strike $37.50	(185,600)

	Other (-1.2%)
	SPDR S&P 500 ETF Trust
26,000 703,638,000	Put, 12/31/18, Strike $250.00	(7,150,000)
12,500 338,287,500	Call, 12/07/18, Strike $285.00	(1,168,750)
8,500 230,035,500	Put, 12/31/18, Strike $260.00	(3,969,500)
6,650 179,968,950	Put, 12/21/18, Strike $255.00	(2,134,650)

		(14,422,900)

	TOTAL WRITTEN OPTIONS (Premium $12,976,517)	$(15,712,705)

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Phineus Long/Short Fund    Schedule of Investments October 31, 2018

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~

Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $391,378,862.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

92	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (76.2%)
	Communication Services (2.1%)
6,000,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$6,507,870
6,785,000	Twitter, Inc.* 0.250%, 06/15/24	6,353,610

		12,861,480

	Consumer Discretionary (10.9%)
8,750,000	Booking Holdings, Inc.~ 0.350%, 06/15/20	12,691,000
2,500,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	2,375,575
11,750,000	DISH Network Corp. 2.375%, 03/15/24	9,939,795
	Liberty Media Corp.
8,380,000	1.375%, 10/15/23	9,751,890
7,178,237	2.250%, 09/30/46	3,845,059
3,250,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	3,161,259
3,000,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	3,256,605
3,000,000	Marriott Vacations Worldwide Corp.^ 1.500%, 09/15/22	2,808,180
5,500,000	RH 0.000%, 07/15/20	6,282,760
11,500,000	Tesla, Inc. 1.250%, 03/01/21	12,905,932

		67,018,055

	Energy (3.9%)
2,200,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,594,108
4,631,000	Oil States International, Inc.*^ 1.500%, 02/15/23	4,268,995
5,750,000	PDC Energy, Inc. 1.125%, 09/15/21	5,418,484
5,750,000	SM Energy Company^ 1.500%, 07/01/21	5,777,686
5,600,000	TOTAL, SA 0.500%, 12/02/22	6,094,256

		24,153,529

	Financials (5.1%)
12,250,000	Ares Capital Corp.^ 3.750%, 02/01/22	12,422,296
3,015,000	Hope Bancorp, Inc.* 2.000%, 05/15/38	2,665,516
2,982,000	IAC FinanceCo, Inc.* 0.875%, 10/01/22	4,167,360
6,300,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	6,579,625

PRINCIPAL AMOUNT		VALUE
6,250,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	$5,844,688

		31,679,485

	Health Care (12.1%)
8,000,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	9,451,720
3,500,000	Evolent Health, Inc.* 1.500%, 10/15/25	3,386,302
3,250,000	Exact Sciences Corp.^ 1.000%, 01/15/25	3,814,297
2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	2,112,552
	Illumina, Inc.
4,750,000	0.500%, 06/15/21	6,429,149
1,364,000	0.000%, 06/15/19~	1,722,507
	Innoviva, Inc.
3,250,000	2.125%, 01/15/23	3,177,330
477,000	2.500%, 08/15/25	501,523
1,500,000	Insmed, Inc.^ 1.750%, 01/15/25	1,139,820
6,000,000	Insulet Corp.* 1.375%, 11/15/24	6,798,600
2,370,000	Ironwood Pharmaceuticals, Inc.^ 2.250%, 06/15/22	2,504,806
5,540,000	Jazz Investments I, Ltd.^ 1.875%, 08/15/21	5,859,021
3,250,000	Ligand Pharmaceuticals, Inc.* 0.750%, 05/15/23	3,104,416
1,100,000	Medicines Company 2.500%, 01/15/22	1,068,117
1,600,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	2,459,088
2,575,000	NuVasive, Inc. 2.250%, 03/15/21	2,874,820
3,000,000	Pacira Pharmaceuticals, Inc.^ 2.375%, 04/01/22	3,157,170
2,000,000	Sarepta Therapeutics, Inc.* 1.500%, 11/15/24	3,950,540
2,652,000	Supernus Pharmaceuticals, Inc.*^ 0.625%, 04/01/23	2,881,942
3,250,000	Teladoc Health, Inc.* 1.375%, 05/15/25	4,696,477
3,350,000	Wright Medical Group, Inc.* 1.625%, 06/15/23	3,400,350

		74,490,547

	Industrials (5.2%)
3,500,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	3,205,160
3,250,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	3,412,841
4,750,000	Dycom Industries, Inc.^ 0.750%, 09/15/21	4,814,624

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Convertible Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
5,750,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	$5,717,886
2,501,000	FTI Consulting, Inc.* 2.000%, 08/15/23	2,383,966
4,500,000	Greenbrier Companies, Inc. 2.875%, 02/01/24	4,735,980
2,750,000	Meritor, Inc. 3.250%, 10/15/37	2,529,477
1,711,000	Patrick Industries, Inc.* 1.000%, 02/01/23	1,451,399
4,100,000	Tutor Perini Corp. 2.875%, 06/15/21	3,916,074

		32,167,407

	Information Technology (33.3%)
2,000,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	4,768,640
6,004,000	Akamai Technologies, Inc.* 0.125%, 05/01/25	5,872,632
5,500,000	Altaba, Inc. 0.000%, 12/01/18	6,188,600
856,000	Apptio, Inc.* 0.875%, 04/01/23	823,074
3,300,000	Atlassian, Inc.*^ 0.625%, 05/01/23	3,782,889
3,350,000	Avaya Holdings Corp.* 2.250%, 06/15/23	2,970,646
4,943,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	6,997,410
6,900,000	DocuSign, Inc.*^ 0.500%, 09/15/23	6,468,647
	Envestnet, Inc.
3,285,000	1.750%, 06/01/23*^	3,302,706
2,750,000	1.750%, 12/15/19	2,846,690
3,250,000	FireEye, Inc.*^ 0.875%, 06/01/24	3,416,351
6,000,000	Guidewire Software, Inc. 1.250%, 03/15/25	6,053,580
5,400,000	II-VI, Inc. 0.250%, 09/01/22	5,558,085
6,100,000	Inphi Corp. 0.750%, 09/01/21	5,709,570
4,250,000	Intel Corp.~ 3.250%, 08/01/39	9,740,320
3,750,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	4,277,681
13,750,000	Microchip Technology, Inc. 1.625%, 02/15/27	13,031,837
2,500,000	Micron Technology, Inc. 3.000%, 11/15/43	3,261,038
6,200,000	New Relic, Inc.*^ 0.500%, 05/01/23	6,536,784
	ON Semiconductor Corp.
5,800,000	1.000%, 12/01/20	6,507,107

PRINCIPAL AMOUNT		VALUE
3,000,000	1.625%, 10/15/23^	$3,266,670
3,250,000	OSI Systems, Inc. 1.250%, 09/01/22	2,969,460
13,750,000	Palo Alto Networks, Inc.*^ 0.750%, 07/01/23	13,370,706
3,350,000	Pure Storage, Inc.*^ 0.125%, 04/15/23	3,441,070
1,654,000	Q2 Holdings, Inc.* 0.750%, 02/15/23	1,820,186
3,150,000	Quotient Technology, Inc.* 1.750%, 12/01/22	3,223,206
1,906,000	Rapid7, Inc.* 1.250%, 08/01/23	2,094,856
2,000,000	RealPage, Inc.^ 1.500%, 11/15/22	2,750,870
2,500,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	2,700,525
13,870,000	Splunk, Inc.* 1.125%, 09/15/25	13,144,322
6,620,000	Square, Inc.*^ 0.500%, 05/15/23	7,933,044
2,620,000	Synaptics, Inc. 0.500%, 06/15/22	2,347,166
2,500,000	Twilio, Inc.* 0.250%, 06/01/23	3,124,100
5,500,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	5,967,060
6,700,000	Wix.com, Ltd.* 0.000%, 07/01/23	6,587,473
14,250,000	Workday, Inc. 0.250%, 10/01/22	15,840,799
6,000,000	Zendesk, Inc.*^ 0.250%, 03/15/23	6,581,250

		205,277,050

	Materials (0.6%)
3,450,000	Royal Gold, Inc. 2.875%, 06/15/19	3,483,120

	Real Estate (2.4%)
3,100,000	Empire State Realty OP, LP* 2.625%, 08/15/19	3,078,811
4,700,000	IH Merger Sub, LLC 3.000%, 07/01/19	5,651,468
3,350,000	Redfin Corp. 1.750%, 07/15/23	2,920,480
3,000,000	Starwood Property Trust, Inc.^ 4.375%, 04/01/23	3,003,675

		14,654,434

	Utilities (0.6%)
3,250,000	NRG Energy, Inc.* 2.750%, 06/01/48	3,381,040

	TOTAL CONVERTIBLE BONDS (Cost $466,856,889)	469,166,147

94	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (3.2%)¤
U.S. Government and Agency Securities (2.9%)
	United States Treasury Note
6,200,000	2.500%, 06/30/20	$6,164,875
6,000,000	2.375%, 03/15/21	5,928,511
6,000,000	1.875%, 05/31/22	5,781,171

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	17,874,557

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.3%)#
	Communication Services (0.1%)
530 6,830,110	Take-Two Interactive Software, Inc. Call, 01/18/19, Strike $130.00	604,200

	Financials (0.1%)
3,000 8,250,000	Bank of America Corp. Call, 01/18/19, Strike $27.00	520,500

	Industrials (0.0%)
	Stanley Black & Decker, Inc.
835 9,729,420	Call, 04/18/19, Strike $155.00	41,750
420 4,893,840	Call, 01/18/19, Strike $170.00	3,150

		44,900

	Information Technology (0.1%)
350 6,007,400	Red Hat, Inc. Call, 01/18/19, Strike $155.00	651,000

	TOTAL PURCHASED OPTIONS	1,820,600

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $21,218,690)	19,695,157

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (14.2%)
	Energy (0.9%)
86,650	Hess Corp. 8.000%, 02/01/19	5,501,409

	Financials (5.2%)
10,300	Bank of America Corp. 7.250%, 05/01/21	13,094,390
15,570	Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,419,361
13,900	Wells Fargo & Company 7.500%, 11/01/24	17,680,661

		32,194,412

NUMBER OF SHARES		VALUE

	Health Care (0.9%)
90,500	Becton Dickinson and Company 6.125%, 05/01/20	$5,309,635

	Industrials (1.6%)
6,050	Fortive Corp. 5.000%, 07/01/21	5,942,370
65,400	Rexnord Corp. 5.750%, 11/15/19	3,738,918

		9,681,288

	Materials (0.6%)
60,662	International Flavors & Fragrances, Inc. 6.000%	3,492,918

	Real Estate (1.6%)
6,200	Crown Castle International Corp. 6.875%, 08/01/20	6,479,000
52,200	Welltower, Inc. 6.500%, 11/15/22	3,215,520

		9,694,520

	Utilities (3.4%)
69,000	DTE Energy Company 6.500%, 10/01/19	3,679,770
193,000	NextEra Energy, Inc.^ 6.123%, 09/01/19	11,194,000
	Sempra Energy
33,430	6.750%, 07/15/21	3,333,305
30,000	6.000%, 01/15/21	2,974,800

		21,181,875

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $82,879,023)	87,056,057

COMMON STOCKS (1.6%)
	Health Care (1.6%)
24,945	Anthem, Inc.	6,874,094
21,660	Molina Healthcare, Inc.^#	2,745,838

	TOTAL COMMON STOCKS (Cost $7,496,656)	9,619,932

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.2%) #
	Consumer Discretionary (0.2%)
56 10,497,648	Booking Holdings, Inc. Put, 01/18/19, Strike $2,100.00 (Cost $680,581)	1,359,960

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Convertible Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (4.5%)
13,865,759	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	$13,869,918
13,831,683	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	13,831,683

	TOTAL SHORT TERM INVESTMENTS (Cost $27,701,889)	27,701,601

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.6%)
43,488,274	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	43,488,274
15,671,174	State Street Navigator Securities Lending Government Money Market Portfolio†	15,671,174

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $59,159,448)	59,159,448

TOTAL INVESTMENTS (109.5%) (Cost $665,993,176)		673,758,302

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.6%)		(59,159,448)

OTHER ASSETS, LESS LIABILITIES (0.2%)		942,315

NET ASSETS (100.0%)		$615,541,169

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (-0.1%) #
	Consumer Discretionary (-0.1%)
56 10,497,648	Booking Holdings, Inc. Put, 01/18/19, Strike $1,850.00 (Premium $246,215)	$(509,320)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/24/19	563,000	$642,613	$(3,241)
State Street Bank and Trust	European Monetary Unit	01/24/19	374,000	426,887	(6,273)
Northern Trust Company	Hong Kong Dollar	01/24/19	865,000	110,524	(10)

					$(9,524)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/24/19	3,205,000	$3,658,214	$84,518
Bank of New York	Hong Kong Dollar	01/24/19	10,369,000	1,324,882	(104)
Bank of New York	Hong Kong Dollar	01/24/19	13,853,000	1,770,045	413

					$84,827

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $6,421.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

96	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Convertible Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (74.8%)
		Communication Services (4.9%)
2,300,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	$2,575,124
		CyberAgent, Inc.
60,000,000	JPY	0.000%, 02/17/23	579,998
60,000,000	JPY	0.000%, 02/19/25	591,293
1,285,000		GCI Liberty, Inc.* 1.750%, 09/30/46	1,393,769
790,000		Momo, Inc.* 1.250%, 07/01/25	693,189
350,000		Twitter, Inc.* 0.250%, 06/15/24	327,747
523,000		Weibo Corp.*^ 1.250%, 11/15/22	467,115

			6,628,235

		Consumer Discretionary (9.8%)
1,000,000		Cie Generale des Etablissements Michelin, SCA 0.000%, 01/10/22	931,520
		Ctrip.com International, Ltd.
1,610,000		1.250%, 09/15/22^	1,559,760
690,000		1.000%, 07/01/20	655,659
1,210,000		DISH Network Corp. 3.375%, 08/15/26	1,082,387
60,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	535,943
425,000		Liberty Expedia Holdings, Inc.*^ 1.000%, 06/30/47	424,513
745,000		Liberty Media Corp. 1.375%, 10/15/23	866,964
695,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	676,023
510,000		Marriott Vacations Worldwide Corp. 1.500%, 09/15/22	477,391
680,000		RH* 0.000%, 06/15/23	600,525
436,000	EUR	SEB, SA 0.000%, 11/17/21	928,297
470,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	481,130
900,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	504,152
		Tesla, Inc.
2,001,000		1.250%, 03/01/21^	2,245,632
365,000		2.375%, 03/15/22	444,986
1,000,000		Valeo, SA 0.000%, 06/16/21	899,305

			13,314,187

		Consumer Staples (2.0%)
3,000,000		Carrefour, SA 0.000%, 03/27/24	2,802,105

PRINCIPAL AMOUNT			VALUE

		Energy (4.8%)
405,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	$302,359
450,000		SM Energy Company 1.500%, 07/01/21	452,167
4,000,000		TOTAL, SA 0.500%, 12/02/22	4,353,040
800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	958,344
480,000		Whiting Petroleum Corp. 1.250%, 04/01/20	458,695

			6,524,605

		Financials (8.2%)
95,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	871,376
1,700,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,964,545
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,974,317
1,789,500	EUR	Credit Agricole, SA 0.000%, 10/03/19	1,503,690
700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	791,289
2,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	245,550
250,000		IAC FinanceCo, Inc.* 0.875%, 10/01/22	349,376
900,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	1,109,713
50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	458,043
900,000		Yamaguchi Financial Group, Inc.‡ 1.874%, 03/26/20 3 mo. USD LIBOR - 0.50%	905,080

			11,172,979

		Health Care (5.7%)
1,100,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	1,041,149
900,000	EUR	Bayer, AG 0.050%, 06/15/20	1,055,222
705,000		BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	832,933
500,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	669,917
620,000		Illumina, Inc.^ 0.000%, 06/15/19	782,958
262,000		Innoviva, Inc. 2.500%, 08/15/25	275,469
540,000		Insulet Corp.*^ 1.375%, 11/15/24	611,874

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Global Convertible Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
805,000		NuVasive, Inc. 2.250%, 03/15/21	$898,730
625,000		Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	657,744
657,000		Teladoc Health, Inc.* 1.375%, 05/15/25	949,411

			7,775,407

		Industrials (9.1%)
140,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,255,304
1,380,000	EUR	Elis, SA 0.000%, 10/06/23	495,865
705,000		Greenbrier Companies, Inc. 2.875%, 02/01/24	741,970
13,000,000	HKD	Harvest International Company 0.000%, 11/21/22	1,557,946
1,000,000		Johnson Electric Holdings, Ltd. 1.000%, 04/02/21	1,080,315
70,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	697,001
130,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	1,144,636
2,115,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	2,078,643
130,000,000	JPY	LIXIL Group Corp. 0.000%, 03/04/22	1,127,060
70,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	631,585
400,000	EUR	Symrise, AG 0.238%, 06/20/24	511,448
1,000,000		Vinci, SA 0.375%, 02/16/22	1,061,545

			12,383,318

		Information Technology (20.8%)
1,375,000		Akamai Technologies, Inc.* 0.125%, 05/01/25	1,344,915
1,685,000		Altaba, Inc. 0.000%, 12/01/18	1,895,962
1,814,000		Citrix Systems, Inc.^~ 0.500%, 04/15/19	2,567,935
287,000		Coupa Software, Inc.*^ 0.375%, 01/15/23	444,025
695,000		DocuSign, Inc.* 0.500%, 09/15/23	651,552
		FireEye, Inc.
330,000		1.625%, 06/01/35	303,570
183,000		1.000%, 06/01/35	176,693
475,000		II-VI, Inc. 0.250%, 09/01/22	488,906
400,000		Inphi Corp. 0.750%, 09/01/21	374,398

PRINCIPAL AMOUNT			VALUE
595,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	$678,725
1,480,000		Microchip Technology, Inc. 1.625%, 02/15/27	1,402,700
		Micron Technology, Inc.
505,000		3.000%, 11/15/43	658,730
305,000		2.125%, 02/15/33~	1,049,917
649,000		New Relic, Inc.* 0.500%, 05/01/23	684,254
405,000		Nice Systems, Inc. 1.250%, 01/15/24	543,996
1,423,000		NXP Semiconductors, NV 1.000%, 12/01/19	1,441,599
617,000		Okta, Inc.* 0.250%, 02/15/23	840,718
395,000		ON Semiconductor Corp. 1.000%, 12/01/20	443,156
680,000		Palo Alto Networks, Inc.* 0.750%, 07/01/23	661,242
477,000		Q2 Holdings, Inc.* 0.750%, 02/15/23	524,927
480,000		RealPage, Inc.^ 1.500%, 11/15/22	660,209
450,000		Silicon Laboratories, Inc.^ 1.375%, 03/01/22	486,094
1,505,000		Splunk, Inc.* 1.125%, 09/15/25	1,426,258
1,335,000		Square, Inc.* 0.500%, 05/15/23	1,599,791
600,000		STMicroelectronics, NV 0.000%, 07/03/22	620,430
221,000		Synaptics, Inc.^ 0.500%, 06/15/22	197,986
400,000		Teradyne, Inc.^ 1.250%, 12/15/23	502,196
665,000		Twilio, Inc.* 0.250%, 06/01/23	831,011
405,000		Veeco Instruments, Inc. 2.700%, 01/15/23	339,351
680,000		Wix.com, Ltd.*^ 0.000%, 07/01/23	668,579
1,730,000		Workday, Inc. 0.250%, 10/01/22	1,923,128
1,415,000		Xero Investments, Ltd. 2.375%, 10/04/23	1,290,890
640,000		Zendesk, Inc.* 0.250%, 03/15/23	702,000

			28,425,843

		Materials (3.1%)
3,500,000		BASF, SE 0.925%, 03/09/23	3,214,365
300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	383,012

98	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
600,000		LG Chem, Ltd. 0.000%, 04/16/21	$604,488

			4,201,865

		Real Estate (6.4%)
2,623,000		AYC Finance, Ltd. 0.500%, 05/02/19	2,637,741
2,000,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,440,771
1,300,000		IH Merger Sub, LLC 3.000%, 07/01/19	1,563,172
6,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	757,492
1,179,000		Starwood Property Trust, Inc. 4.000%, 01/15/19	1,308,330

			8,707,506

		TOTAL CONVERTIBLE BONDS (Cost $106,192,028)	101,936,050

SYNTHETIC CONVERTIBLE SECURITIES (11.8%) ¤
Corporate Bonds (1.9%)
		Communication Services (0.2%)
283,000		Sprint Corp. 7.250%, 09/15/21	296,136

		Consumer Discretionary (0.8%)
625,000		Lennar Corp.^ 6.625%, 05/01/20	647,491
479,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	482,432

			1,129,923

		Health Care (0.5%)
630,000		HCA Healthcare, Inc. 6.250%, 02/15/21	655,726

		Industrials (0.4%)
450,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	462,098

		TOTAL CORPORATE BONDS	2,543,883

U.S. Government and Agency Securities (8.6%)
		United States Treasury Note
4,661,000		1.875%, 05/31/22	4,491,006
3,719,000		1.000%, 06/30/19	3,680,999
3,675,000		1.750%, 10/31/20	3,594,919

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	11,766,924

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (1.3%) #
		Consumer Discretionary (0.6%)
166 2,361,848		Alibaba Group Holding, Ltd. Call, 04/18/19, Strike $155.00	$162,680
9 1,687,122		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	220,500
		Kering, SA
45 1,912,896	EUR	Call, 12/21/18, Strike 483.37	4,954
43 1,827,878	EUR	Call, 12/21/18, Strike 520.55	1,999
		LVMH Moet Hennessy Louis Vuitton, SE
159 4,273,920	EUR	Call, 01/18/19, Strike 260.00	293,369
63 1,693,440	EUR	Call, 12/21/18, Strike 290.00	16,127
282 1,526,466		Sony Corp. Call, 04/18/19, Strike $57.50	88,830

			788,459

		Industrials (0.0%)
150 1,465,650	EUR	Airbus, SE Call, 12/21/18, Strike 100.00	52,498

		Information Technology (0.7%)
135 1,913,355		Lam Research Corp. Call, 03/15/19, Strike $150.00	116,775
157 2,694,748		Red Hat, Inc. Call, 03/15/19, Strike $125.00	772,440

			889,215

		Materials (0.0%)
297 951,719	GBP	Glencore, PLC Call, 12/21/18, Strike 3.80	7,630

		TOTAL PURCHASED OPTIONS	1,737,802

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $16,322,931)	16,048,609

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (8.6%)
		Energy (1.5%)
31,870		Hess Corp. 8.000%, 02/01/19	2,023,426

		Financials (5.3%)
6,300		Assurant, Inc. 6.500%, 03/15/21	671,360
2,570		Bank of America Corp. 7.250%, 12/31/49	3,267,241
2,615		Wells Fargo & Company 7.500%, 12/31/49	3,326,254

			7,264,855

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Global Convertible Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE

	Real Estate (0.4%)
440	Crown Castle International Corp. 6.875%, 08/01/20	$459,800

	Utilities (1.4%)
10,735	DTE Energy Company 6.500%, 10/01/19	572,497
	Sempra Energy
6,825	6.750%, 07/15/21	680,521
6,655	6.000%, 01/15/21	659,910

		1,912,928

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,217,594)	11,661,009

SHORT TERM INVESTMENTS (2.5%)
1,728,800	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	1,729,318
1,719,450	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	1,719,450

	TOTAL SHORT TERM INVESTMENTS (Cost $3,448,768)	3,448,768

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.9%)

3,555,584	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	3,555,584
1,773,124	State Street Navigator Securities Lending Government Money Market Portfolio†	1,773,124

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,328,708)	5,328,708

TOTAL INVESTMENTS (101.6%) (Cost $142,510,029)		138,423,144

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.9%)		(5,328,708)

OTHER ASSETS, LESS LIABILITIES (2.3%)		3,143,561

NET ASSETS (100.0%)		$136,237,997

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2018.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $42,082.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2018

	VALUE	% of TOTAL INVESTMENTS
US Dollar	$108,644,829	78.5%
European Monetary Unit	19,317,458	14.0%
Japanese Yen	7,892,239	5.7%
Hong Kong Dollar	2,560,988	1.8%
British Pound Sterling	7,630	0.0%
Total Investments	$138,423,144	100.0%

Currency exposure may vary over time.

100	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.2%)
		Communication Services (13.9%)
79,000		Alphabet, Inc. - Class A#~	$86,155,820
5,250		Cargurus, Inc.#^	233,205
415,000		Comcast Corp. - Class A~	15,828,100
519,000		Facebook, Inc. - Class A#~	78,779,010
1,800		IAC/InterActive Corp.#	353,862
4,930		Match Group, Inc.#^	254,980
6,640		Momo, Inc.#	222,905
23,500		Netflix, Inc.#	7,091,830
22,220		QuinStreet, Inc.#	353,298
15,230		TechTarget, Inc.#	309,473
7,410		United States Cellular Corp.#	353,976
121,900		Walt Disney Company^	13,997,777
5,870		Yelp, Inc.#^	251,353

			204,185,589

		Consumer Discretionary (15.9%)
82,000	EUR	Adidas, AG	19,283,440
35,300		Amazon.com, Inc.#~	56,409,753
27,700		American Axle & Manufacturing Holdings, Inc.#^	420,209
7,600		Booking Holdings, Inc.#	14,246,808
10,490	CAD	BRP, Inc.	422,006
379,000		CarMax, Inc.#^	25,737,890
5,640		Etsy, Inc.#^	239,813
92,100		Home Depot, Inc.	16,198,548
6,520		Kohl’s Corp.	493,760
179,000		Lowe’s Companies, Inc.	17,044,380
14,100		Macy’s, Inc.	483,489
157,000		McDonald’s Corp.	27,773,300
839,000		MGM Resorts International	22,384,520
136,500		Mohawk Industries, Inc.#	17,025,645
7,120		Penske Automotive Group, Inc.	315,986
48,500		Ulta Salon Cosmetics & Fragrance, Inc.#	13,314,220
6,990		Weight Watchers International, Inc.#^	462,039

			232,255,806

		Consumer Staples (1.8%)
72,000		Constellation Brands, Inc. - Class A	14,344,560
7,100		Lamb Weston Holdings, Inc.	554,936
3,950		McCormick & Company, Inc.	568,800
207,600		Monster Beverage Corp.#	10,971,660
4,700		USANA Health Sciences, Inc.#	549,994

			26,989,950

		Energy (0.0%)
4,660		HollyFrontier Corp.	314,270

NUMBER OF SHARES		VALUE
17,900	Solaris Oilfield Infrastructure, Inc. - Class A#^	$236,280

		550,550

	Financials (12.7%)
9,000	AllianceBernstein Holding, LP	260,190
434,000	American International Group, Inc.	17,919,860
5,430	Athene Holding, Ltd. - Class A#	248,260
556,500	Bank of America Corp.	15,303,750
262,500	Cboe Global Markets, Inc.	29,623,125
327,000	Charles Schwab Corp.	15,120,480
3,620	City Holding Company	267,084
4,160	Commerce Bancshares, Inc.^	264,576
1,280	Credit Acceptance Corp.#	543,258
502,730	E*TRADE Financial Corp.	24,844,916
4,560	East West Bancorp, Inc.	239,126
17,220	First Commonwealth Financial Corp.	232,470
109,000	Goldman Sachs Group, Inc.	24,565,330
11,560	Independent Bank Corp.	255,823
318,000	Intercontinental Exchange, Inc.~	24,498,720
4,290	LPL Financial Holdings, Inc.	264,264
6,035	Macatawa Bank Corp.	65,480
21,200	MGIC Investment Corp.#	258,852
12,120	NMI Holdings, Inc. - Class A#	256,217
5,750	PacWest Bancorp^	233,565
1,576,000	SLM Corp.#	15,980,640
11,590	TCF Financial Corp.	241,999
10,220	TriState Capital Holdings, Inc.#	257,748
267,500	US Bancorp	13,982,225
3,230	Wintrust Financial Corp.	245,932

		185,973,890

	Health Care (12.2%)
174,000	AbbVie, Inc.	13,545,900
132,500	Agilent Technologies, Inc.	8,584,675
205,500	Alexion Pharmaceuticals, Inc.#	23,030,385
501,000	Baxter International, Inc.	31,317,510
19,500	Biogen, Inc.#	5,933,265
5,840	Genomic Health, Inc.#	418,787
3,600	Haemonetics Corp.#	376,092
1,660	Inogen, Inc.#	314,686
11,740	iRadimed Corp.#^	293,030
204,500	Johnson & Johnson~	28,627,955
160,000	Laboratory Corp. of America Holdings#~	25,688,000
1,480	Ligand Pharmaceuticals, Inc.#^	243,919
10,670	Medpace Holdings, Inc.#	555,907
155,500	Medtronic, PLC	13,967,010
2,730	Molina Healthcare, Inc.#^	346,082

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
8,770	Myriad Genetics, Inc.#	$394,913
6,310	Quidel Corp.#	406,112
14,490	Tenet Healthcare Corp.#^	372,828
92,000	UnitedHealth Group, Inc.~	24,044,200
1,270	WellCare Health Plans, Inc.#	350,507

		178,811,763

	Industrials (13.5%)
12,870	Advanced Drainage Systems, Inc.	357,657
407,500	Air Lease Corp.	15,525,750
7,700	Allison Transmission Holdings, Inc.	339,416
5,400	Applied Industrial Technologies, Inc.	354,942
8,240	ArcBest Corp.	305,869
62,500	Boeing Company	22,178,750
10,770	Continental Building Products, Inc.#	299,514
622,500	Delta Air Lines, Inc.~	34,069,425
286,500	Emerson Electric Company	19,447,620
7,230	Generac Holdings, Inc.#	366,778
10,810	H&E Equipment Services, Inc.	260,413
98,000	Harris Corp.	14,573,580
97,500	Honeywell International, Inc.	14,119,950
26,460	NCI Building Systems, Inc.#	324,135
18,830	PGT Innovations, Inc.#	381,496
146,500	Raytheon Company	25,643,360
16,250	Resideo Technologies, Inc.#	342,062
5,570	Ryder System, Inc.	308,077
6,840	SkyWest, Inc.	391,863
10,040	Terex Corp.^	335,236
246,500	TransUnion~	16,207,375
103,500	Union Pacific Corp.	15,133,770
176,000	Waste Management, Inc.	15,746,720

		197,013,758

	Information Technology (25.5%)
4,030	Akamai Technologies, Inc.#	291,167
477,700	Apple, Inc.~	104,549,422
322,000	Applied Materials, Inc.	10,587,360
11,180	Booz Allen Hamilton Holding Corp.	553,857
6,500	Cadence Design Systems, Inc.#	289,705
3,300	CDW Corp.	297,033
2,640	Citrix Systems, Inc.	270,521
3,710	CyberArk Software, Ltd.#	253,245
20,270	Cypress Semiconductor Corp.^	262,294
16,930	Electro Scientific Industries, Inc.#^	490,970
160,500	Ellie Mae, Inc.#^	10,637,940
10,190	Entegris, Inc.	270,443
2,920	Euronet Worldwide, Inc.#	324,646
202,500	Fidelity National Information Services, Inc.	21,080,250

NUMBER OF SHARES		VALUE
339,000	First Solar, Inc.#	$14,170,200
3,180	Fortinet, Inc.#	261,332
1,840	Gartner, Inc.#	271,437
810,500	GreenSky, Inc. - Class A#^	10,682,390
4,790	Lumentum Holdings, Inc.#^	261,773
127,000	Microchip Technology, Inc.^	8,354,060
663,900	Microsoft Corp.~	70,911,159
7,960	Nanometrics, Inc.#	255,198
112,000	Paycom Software, Inc.#^	14,022,400
2,800	Proofpoint, Inc.#	254,660
209,400	RealPage, Inc.#^	11,098,200
107,500	Salesforce.com, Inc.#	14,753,300
6,320	Seagate Technology, PLC^	254,254
10,150	SMART Global Holdings, Inc.#^	284,301
219,100	Total System Services, Inc.~	19,970,965
1,900	Trade Desk, Inc. - Class A#	234,745
9,350	Upland Software, Inc.#	294,899
273,000	Visa, Inc. - Class A~	37,633,050
1,470	WEX, Inc.#	258,661
2,460	Wix.com, Ltd.#	239,481
132,500	Workday, Inc. - Class A#~^	17,625,150
1,640	Zebra Technologies Corp- Class A#	272,732

		372,523,200

	Materials (3.7%)
135,000	Air Products & Chemicals, Inc.	20,837,250
2,850	Celanese Corp. - Class A	276,279
292,500	DowDuPont, Inc.	15,771,600
2,600	Ingevity Corp.#	236,808
5,150	Nucor Corp.	304,468
3,830	Reliance Steel & Aluminum Company	302,264
40,600	Sherwin-Williams Company	15,974,882

		53,703,551

	Utilities (0.0%)
8,990	NRG Energy, Inc.	325,348
5,940	UGI Corp.	315,176

		640,524

	TOTAL COMMON STOCKS (Cost $1,153,068,154)	1,452,648,581

EXCHANGE-TRADED FUNDS (0.6%)
	Other (0.6%)
25,400	iShares Core S&P U.S. Growth ETF^	1,448,308
30,000	iShares Russell 2000 Growth ETF	5,636,700
20,570	iShares U.S. Real Estate ETF^	1,606,723

	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,575,583)	8,691,731

102	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Financials (0.0%)
2,170 8,959,930	American International Group I Put, 11/02/18, Strike $40.00	$203,980

	Information Technology (0.0%)
1,380 30,202,680	Apple, Inc. Put, 11/02/18, Strike $207.50	253,230

	Consumer Staples (0.2%)
	Walmart, Inc.
6,500 65,182,000	Call, 11/16/18, Strike $105.00	685,750
4,500 45,126,000	Call, 11/16/18, Strike $100.00	1,395,000

		2,080,750

	TOTAL PURCHASED OPTIONS (Cost $2,428,564)	2,537,960

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.7%)
12,335,927	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	12,339,628
12,292,625	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	12,292,625

	TOTAL SHORT TERM INVESTMENTS (Cost $24,632,253)	24,632,253

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.0%)
11,446,773	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	11,446,773
17,752,578	State Street Navigator Securities Lending Government Money Market Portfolio†	17,752,578

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $29,199,351)	29,199,351

TOTAL INVESTMENTS (103.7%) (Cost $1,217,903,905)		1,517,709,876

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.0%)		(29,199,351)

LIABILITIES, LESS OTHER ASSETS (-1.7%)		(24,975,450)

NET ASSETS (100.0%)		$1,463,535,075

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Financials (0.0%)
2,170 8,959,930	American International Group I Put, 12/21/18, Strike $35.00	$(155,155)

	Information Technology (0.0%)
460 10,067,560	Apple, Inc. Call, 11/02/18, Strike $217.50	(293,250)

	TOTAL WRITTEN OPTIONS (Premium $374,781)	$(448,405)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $2,756,575.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	103

Growth and Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (12.9%)
	Communication Services (0.7%)
6,600,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$7,158,657
2,090,000	Live Nation Entertainment, Inc.*^ 2.500%, 03/15/23	2,236,864
5,150,000	Twitter, Inc.* 0.250%, 06/15/24	4,822,563

		14,218,084

	Consumer Discretionary (2.7%)
7,300,000	Booking Holdings, Inc. 0.350%, 06/15/20	10,587,920
	Ctrip.com International, Ltd.
2,130,000	1.000%, 07/01/20	2,023,990
2,010,000	1.990%, 07/01/25	2,003,025
2,150,000	DISH Network Corp. 3.375%, 08/15/26	1,923,250
	Liberty Media Corp.
9,655,726	2.250%, 09/30/46	5,172,138
6,963,000	1.375%, 10/15/23	8,102,913
5,125,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	4,985,062
4,550,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	4,939,184
3,100,000	Marriott Vacations Worldwide Corp. 1.500%, 09/15/22	2,901,786
5,200,000	RH* 0.000%, 06/15/23	4,592,250
5,885,000	Tesla, Inc. 1.250%, 03/01/21	6,604,471

		53,835,989

	Energy (0.3%)
1,593,000	Oil States International, Inc.*^ 1.500%, 02/15/23	1,468,475
5,000,000	TOTAL, SA 0.500%, 12/02/22	5,441,300

		6,909,775

	Financials (0.5%)
6,600,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	6,892,941
4,000,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	3,740,600

		10,633,541

	Health Care (1.4%)
1,750,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	2,067,564
2,045,000	Evolent Health, Inc.* 1.500%, 10/15/25	1,978,568

PRINCIPAL AMOUNT		VALUE
	Illumina, Inc.
7,172,000	0.000%, 08/15/23*^	$7,491,907
4,149,000	0.000%, 06/15/19	5,239,502
4,135,000	Insulet Corp.* 1.375%, 11/15/24	4,685,368
2,425,000	Teladoc Health, Inc.* 1.375%, 05/15/25	3,504,295
2,050,000	Wright Medical Group, Inc.*^ 1.625%, 06/15/23	2,080,812

		27,048,016

	Industrials (0.2%)
2,050,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	1,877,308
2,930,000	Meritor, Inc. 3.250%, 10/15/37	2,695,043

		4,572,351

	Information Technology (5.7%)
1,727,000	Akamai Technologies, Inc.* 0.125%, 05/01/25	1,689,213
4,350,000	Altaba, Inc.~ 0.000%, 12/01/18	4,894,620
2,050,000	Citrix Systems, Inc. 0.500%, 04/15/19	2,902,021
2,060,000	Cypress Semiconductor Corp.* 2.000%, 02/01/23	1,968,588
5,250,000	DocuSign, Inc.* 0.500%, 09/15/23	4,921,796
2,000,000	Envestnet, Inc. 1.750%, 12/15/19	2,070,320
2,100,000	Guidewire Software, Inc. 1.250%, 03/15/25	2,118,753
1,760,000	II-VI, Inc. 0.250%, 09/01/22	1,811,524
7,000,000	Intel Corp. 3.250%, 08/01/39	16,042,880
4,285,000	Lumentum Holdings, Inc. 0.250%, 03/15/24	4,887,964
6,200,000	Microchip Technology, Inc. 1.625%, 02/15/27	5,876,174
3,998,000	New Relic, Inc.* 0.500%, 05/01/23	4,215,171
3,775,000	NXP Semiconductors, NV 1.000%, 12/01/19	3,824,339
6,184,000	ON Semiconductor Corp. 1.000%, 12/01/20	6,937,922
6,125,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	5,956,042
2,000,000	Pure Storage, Inc.* 0.125%, 04/15/23	2,054,370
2,000,000	RealPage, Inc.^ 1.500%, 11/15/22	2,750,870
4,375,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	4,725,919

104	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
5,165,000	Splunk, Inc.* 0.500%, 09/15/23	$4,942,957
1,650,000	Twilio, Inc. - Class A* 0.250%, 06/01/23	2,061,906
5,100,000	Wix.com, Ltd.* 0.000%, 07/01/23	5,014,346
12,000,000	Workday, Inc. 0.250%, 10/01/22	13,339,620
7,320,000	Zendesk, Inc.* 0.250%, 03/15/23	8,029,125

		113,036,440

	Materials (0.3%)
5,150,000	Royal Gold, Inc.^ 2.875%, 06/15/19	5,199,440

	Real Estate (0.8%)
7,345,000	Empire State Realty OP, LP* 2.625%, 08/15/19	7,294,797
3,440,000	IH Merger Sub, LLC 3.500%, 01/15/22	3,686,597
3,950,000	Starwood Property Trust, Inc.^ 4.000%, 01/15/19	4,383,295

		15,364,689

	Utilities (0.3%)
5,100,000	NRG Energy, Inc.*^ 2.750%, 06/01/48	5,305,632

	TOTAL CONVERTIBLE BONDS (Cost $247,333,536)	256,123,957

SYNTHETIC CONVERTIBLE SECURITIES (5.4%)¤
Corporate Bonds (3.2%)
	Communication Services (0.5%)
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	9,850,696

	Consumer Discretionary (1.6%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	4,967,492
4,235,000	GameStop Corp.*^ 6.750%, 03/15/21	4,272,332
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	9,598,000
10,000,000	L Brands, Inc. 5.625%, 02/15/22	10,160,200
2,429,000	Lowe’s Companies, Inc.^ 3.875%, 09/15/23	2,461,111

		31,459,135

	Consumer Staples (0.5%)
9,865,000	Walmart, Inc. 3.300%, 04/22/24	9,784,206

PRINCIPAL AMOUNT		VALUE

	Financials (0.2%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	$4,809,469

	Health Care (0.2%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,015,870

	Information Technology (0.2%)
4,935,000	Apple, Inc. 3.450%, 05/06/24	4,888,710

	TOTAL CORPORATE BONDS	63,808,086

U.S. Government and Agency Securities (2.1%)
	United States Treasury Note
11,600,000	1.125%, 06/30/21	11,072,566
10,800,000	2.000%, 01/31/20	10,698,138
8,450,000	2.750%, 02/15/19	8,458,598
5,800,000	1.625%, 05/15/26^	5,231,835
5,500,000	2.000%, 11/15/26	5,068,381

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	40,529,518

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.1%)#
	Information Technology (0.0%)
460 3,872,740	Paypal Holdings, Inc. Call, 01/18/19, Strike $90.00	120,060

	Other (0.1%)
	iShares China Large-Cap ETF
3,800 14,930,200	Call, 12/21/18, Strike $42.00	180,500
3,600 14,144,400	Call, 11/16/18, Strike $44.00	7,200
8,800 54,964,800	iShares MSCI EAFE ETF Call, 12/21/18, Strike $67.00	110,000
3,740 14,645,840	iShares MSCI Emerging Markets Call, 12/21/18, Strike $43.00	57,970
975 14,627,925	iShares Russell 2000 ETF Call, 02/15/19, Strike $148.00	832,163

		1,187,833

	TOTAL PURCHASED OPTIONS	1,307,893

TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $112,007,143)		105,645,497

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Growth and Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.8%)
	Energy (0.4%)
113,330	Hess Corp. 8.000%, 02/01/19	$7,195,322

	Financials (0.2%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	4,384,338

	Health Care (0.3%)
104,250	Becton Dickinson and Company 6.125%, 05/01/20	6,116,348

	Industrials (1.7%)
10,100	Fortive Corp. 5.000%, 07/01/21	9,920,321
204,910	Rexnord Corp. 5.750%, 11/15/19	11,714,704
122,025	Stanley Black & Decker, Inc.^ 5.375%, 05/15/20	11,195,794

		32,830,819

	Materials (0.2%)
83,500	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	4,807,930

	Real Estate (0.7%)
14,350	Crown Castle International Corp. 6.875%, 08/01/20	14,995,750

	Utilities (2.3%)
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 3.399%, 09/15/29	3,505,813
39,953	Dominion Energy, Inc. 6.750%, 08/15/19	1,915,746
180,700	DTE Energy Company 6.500%, 10/01/19	9,636,731
395,600	NextEra Energy, Inc. 6.123%, 09/01/19	22,944,800
	Sempra Energy
41,640	6.750%, 07/15/21	4,151,925
30,200	6.000%, 01/15/21	2,994,632

		45,149,647

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $114,136,371)	115,480,154

COMMON STOCKS (70.7%)
	Communication Services (7.5%)
45,055	Alphabet, Inc. - Class A#	49,136,082
271,175	AT&T, Inc.	8,319,649

NUMBER OF SHARES		VALUE
321,635	Comcast Corp. - Class A	$12,267,159
182,000	Facebook, Inc. - Class A#	27,625,780
39,830	Netflix, Inc.#	12,019,897
319,000	Verizon Communications, Inc.	18,211,710
173,000	Walt Disney Company^	19,865,590

		147,445,867

	Consumer Discretionary (6.8%)
32,625	Amazon.com, Inc.#	52,135,076
46,230	Aptiv, PLC	3,550,464
69,680	Dollar Tree, Inc.#	5,874,024
16,650	Expedia Group, Inc.	2,088,410
110,420	General Motors Company	4,040,268
141,235	Home Depot, Inc.	24,840,412
72,300	Lowe’s Companies, Inc.	6,884,406
62,615	McDonald’s Corp.	11,076,593
100,640	Nike, Inc. - Class B	7,552,026
27,775	PVH Corp.	3,354,942
38,060	Royal Caribbean Cruises, Ltd.	3,986,024
80,305	Starbucks Corp.	4,679,372
50,060	TJX Companies, Inc.	5,500,593

		135,562,610

	Consumer Staples (5.8%)
438,800	Coca-Cola Company	21,009,744
63,700	Costco Wholesale Corp.	14,563,731
69,700	Kroger Company	2,074,272
253,435	Mondelez International, Inc. - Class A	10,639,201
138,150	PepsiCo, Inc.	15,525,297
159,000	Philip Morris International, Inc.	14,003,130
208,455	Procter & Gamble Company	18,485,789
61,015	Walgreens Boots Alliance, Inc.	4,867,167
131,200	Walmart, Inc.	13,156,736

		114,325,067

	Energy (4.3%)
192,360	Chevron Corp.	21,476,994
101,580	ConocoPhillips	7,100,442
110,600	EOG Resources, Inc.	11,650,604
304,530	Exxon Mobil Corp.	24,264,950
86,245	Halliburton Company	2,990,977
92,435	Marathon Petroleum Corp.	6,512,046
37,275	Pioneer Natural Resources Company	5,489,489
124,000	Schlumberger, Ltd.	6,362,440

		85,847,942

	Financials (11.2%)
201,860	American International Group, Inc.	8,334,799
1,168,755	Bank of America Corp.~	32,140,762

106	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
101,675	Capital One Financial Corp.	$9,079,577
42,480	Cboe Global Markets, Inc.	4,793,868
83,850	Chubb Corp.	10,473,703
195,500	Citigroup, Inc.	12,797,430
44,000	Discover Financial Services	3,065,480
190,500	E*TRADE Financial Corp.	9,414,510
51,670	Goldman Sachs Group, Inc.	11,644,868
155,565	Intercontinental Exchange, Inc.	11,984,728
362,535	JPMorgan Chase & Company	39,523,566
299,725	KeyCorp	5,443,006
122,180	Marsh & McLennan Companies, Inc.	10,354,755
88,905	MetLife, Inc.	3,661,997
103,375	Morgan Stanley	4,720,103
82,600	Northern Trust Corp.	7,770,182
56,450	PNC Financial Services Group, Inc.	7,253,260
89,829	Prudential Financial, Inc.	8,424,164
152,895	US Bancorp	7,991,822
167,345	Wells Fargo & Company	8,907,774
72,550	Zions Bancorporation, N.A. ^	3,413,478

		221,193,832

	Health Care (11.4%)
118,790	AbbVie, Inc.	9,247,801
119,860	Agilent Technologies, Inc.	7,765,729
34,325	Alexion Pharmaceuticals, Inc.#	3,846,803
48,145	Anthem, Inc.	13,267,318
236,885	Baxter International, Inc.	14,807,681
13,900	Biogen, Inc.#	4,229,353
75,420	Bristol-Myers Squibb Company	3,811,727
85,840	Celgene Corp.#	6,146,144
24,100	Edwards Lifesciences Corp.#	3,557,160
83,040	Gilead Sciences, Inc.	5,661,667
26,750	Humana, Inc.	8,570,967
5,875	Intuitive Surgical, Inc.#	3,061,933
288,240	Johnson & Johnson	40,350,718
27,900	Laboratory Corp. of America Holdings#	4,479,345
131,210	Medtronic, PLC	11,785,282
222,685	Merck & Company, Inc.	16,391,843
28,317	Molina Healthcare, Inc.^#	3,589,746
487,630	Pfizer, Inc.	20,997,348
31,390	Stryker Corp.	5,092,086
7,500	Teleflex, Inc.	1,805,550
36,935	Thermo Fisher Scientific, Inc.	8,629,863
111,850	UnitedHealth Group, Inc.	29,231,997

		226,328,061

	Industrials (7.3%)
47,150	Boeing Company	16,731,649
98,265	Caterpillar, Inc.	11,921,510

NUMBER OF SHARES		VALUE
220,325	CSX Corp.	$15,171,579
416,000	Delta Air Lines, Inc.	22,767,680
128,475	Emerson Electric Company	8,720,883
472,245	General Electric Company	4,769,675
138,300	Honeywell International, Inc.	20,028,606
34,300	Lockheed Martin Corp.	10,079,055
60,350	Northrop Grumman Corp.	15,808,682
23,050	Resideo Technologies, Inc.#	485,203
122,000	Union Pacific Corp.	17,838,840

		144,323,362

	Information Technology (13.8%)
67,175	Accenture, PLC - Class A	10,588,123
26,280	Adobe, Inc.#	6,458,573
400,735	Apple, Inc.~	87,704,862
35,450	Broadcom, Inc.	7,922,721
353,500	Cisco Systems, Inc.	16,172,625
21,300	Fidelity National Information Services, Inc.	2,217,330
47,891	Lam Research Corp.	6,787,591
92,725	MasterCard, Inc. - Class A	18,328,951
632,505	Microsoft Corp.~	67,557,859
51,750	NVIDIA Corp.	10,910,452
113,400	Oracle Corp.	5,538,456
60,370	Salesforce.com, Inc.#	8,285,179
179,460	Visa, Inc. - Class A	24,738,561

		273,211,283

	Materials (0.9%)
248,750	DowDuPont, Inc.	13,412,600
70,000	Nucor Corp.	4,138,400

		17,551,000

	Real Estate (0.9%)
96,520	American Tower Corp.	15,038,781
49,000	Welltower, Inc.	3,237,430

		18,276,211

	Utilities (0.8%)
345,213	Exelon Corp.	15,123,782

	TOTAL COMMON STOCKS (Cost $994,329,367)	1,399,189,017

EXCHANGE-TRADED FUNDS (1.9%)
	Other (1.9%)
281,135	iShares MSCI EAFE ETF^	17,559,692
108,250	iShares MSCI Emerging Markets ETF	4,239,070
123,400	iShares Russell 2000 Value ETF^	14,949,910

	TOTAL EXCHANGE-TRADED FUNDS (Cost $39,461,997)	36,748,672

See accompanying Notes to Schedule of Investments	www.calamos.com	107

Growth and Income Fund    Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.1%)#
	Other (0.1%)
109 29,557,966	S&P 500 Index Put, 12/21/18, Strike $2,900.00 (Cost $592,223)	$2,132,040

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.0%)
29,731,925	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	29,740,845
29,579,464	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	29,579,464

	TOTAL SHORT TERM INVESTMENTS (Cost $59,322,573)	59,320,309

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.7%)
32,421,164	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	32,421,164
20,136,793	State Street Navigator Securities Lending Government Money Market Portfolio†	20,136,793

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $52,557,957)	52,557,957

TOTAL INVESTMENTS (102.5%) (Cost $1,619,741,167)		2,027,197,603

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)		(52,557,957)

OTHER ASSETS, LESS LIABILITIES (0.2%)		3,809,089

NET ASSETS (100.0%)		$1,978,448,735

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/24/19	503,000	$574,128	$(2,896)
State Street Bank and Trust	European Monetary Unit	01/24/19	334,000	381,230	(5,602)
Northern Trust Company	Hong Kong Dollar	01/24/19	665,000	84,969	(8)

					$(8,506)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/24/19	2,862,000	$3,266,711	$75,473
Bank of New York	Hong Kong Dollar	01/24/19	10,656,000	1,361,553	318
Bank of New York	Hong Kong Dollar	01/24/19	14,478,000	1,849,903	(145)

					$75,646

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $2,100,282.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2018.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

Note: The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

108	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Dividend Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.9%)
	Communication Services (10.2%)
95	Alphabet, Inc. - Class A#	$103,605
560	Alphabet, Inc. - Class C#	602,991
9,471	AT&T, Inc.	290,570
235	Charter Communications, Inc. - Class A#	75,287
4,410	Comcast Corp. - Class A	168,197
765	Electronic Arts, Inc.#	69,600
2,860	Facebook, Inc. - Class A#	434,120
490	Netflix, Inc.#	147,872
5,105	Verizon Communications, Inc.	291,445
2,160	Walt Disney Company^	248,033

		2,431,720

	Consumer Discretionary (9.5%)
465	Amazon.com, Inc.#	743,075
580	Aptiv, PLC	44,544
70	Booking Holdings, Inc.#	131,221
950	Dollar Tree, Inc.#	80,085
310	Expedia Group, Inc.	38,883
1,385	General Motors Company	50,677
1,765	Home Depot, Inc.	310,428
863	Lowe’s Companies, Inc.	82,175
1,660	McDonald’s Corp.	293,654
1,595	Nike, Inc. - Class B	119,689
345	PVH Corp.	41,673
700	Royal Caribbean Cruises, Ltd.	73,311
1,235	Starbucks Corp.	71,963
1,080	Target Corp.	90,320
855	TJX Companies, Inc.	93,947

		2,265,645

	Consumer Staples (6.6%)
1,050	Altria Group, Inc.	68,292
5,745	Coca-Cola Company	275,071
920	Costco Wholesale Corp.	210,340
1,790	Kroger Company	53,270
3,150	Mondelez International, Inc. - Class A	132,237
1,717	PepsiCo, Inc.	192,956
1,950	Philip Morris International, Inc.	171,736
2,790	Procter & Gamble Company	247,417
950	Walgreens Boots Alliance, Inc.	75,782
1,645	Walmart, Inc.	164,961

		1,592,062

	Energy (6.0%)
3,255	Chevron Corp.	363,421
2,915	ConocoPhillips	203,758
880	EOG Resources, Inc.	92,699

NUMBER OF SHARES		VALUE
4,720	Exxon Mobil Corp.	$376,090
1,060	Halliburton Company	36,761
1,500	Marathon Petroleum Corp.	105,675
1,020	Phillips 66	104,876
460	Pioneer Natural Resources Company	67,744
1,725	Schlumberger, Ltd.	88,510

		1,439,534

	Financials (14.7%)
945	American Express Company	97,080
2,938	American International Group, Inc.	121,310
16,135	Bank of America Corp.	443,712
2,095	Berkshire Hathaway, Inc. - Class B#	430,062
1,270	Capital One Financial Corp.	113,411
535	Cboe Global Markets, Inc.	60,375
1,120	Charles Schwab Corp.	51,789
1,050	Chubb Corp.	131,156
2,415	Citigroup, Inc.	158,086
550	Discover Financial Services	38,319
1,770	E*TRADE Financial Corp.	87,473
610	Goldman Sachs Group, Inc.	137,476
1,910	Intercontinental Exchange, Inc.	147,146
4,745	JPMorgan Chase & Company	517,300
3,740	KeyCorp	67,918
915	Marsh & McLennan Companies, Inc.	77,546
1,095	MetLife, Inc.	45,103
1,535	Morgan Stanley	70,088
1,150	Northern Trust Corp.	108,181
820	PNC Financial Services Group, Inc.	105,362
1,545	Prudential Financial, Inc.	144,890
685	Travelers Companies, Inc.	85,714
2,360	US Bancorp	123,357
2,375	Wells Fargo & Company~	126,421
905	Zions Bancorporation, N.A.	42,580

		3,531,855

	Health Care (14.0%)
2,100	Abbott Laboratories	144,774
1,710	AbbVie, Inc.	133,123
350	Aetna, Inc.	69,440
1,505	Agilent Technologies, Inc.	97,509
425	Alexion Pharmaceuticals, Inc.#	47,630
170	Allergan, PLC	26,862
380	Anthem, Inc.	104,717
2,310	Baxter International, Inc.	144,398
170	Biogen, Inc.#	51,726
935	Bristol-Myers Squibb Company	47,255
830	Celgene Corp.#	59,428

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Dividend Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
305	Edwards Lifesciences Corp.#	$45,018
1,360	Gilead Sciences, Inc.	92,725
335	Humana, Inc.	107,337
255	Illumina, Inc.#	79,343
70	Intuitive Surgical, Inc.#	36,483
4,165	Johnson & Johnson~	583,058
760	Laboratory Corp. of America Holdings#	122,018
1,835	Medtronic, PLC	164,820
3,215	Merck & Company, Inc.	236,656
7,210	Pfizer, Inc.	310,462
390	Stryker Corp.	63,266
95	Teleflex, Inc.	22,870
875	Thermo Fisher Scientific, Inc.	204,444
1,400	UnitedHealth Group, Inc.	365,890

		3,361,252

	Industrials (9.5%)
740	Boeing Company	262,596
1,195	Caterpillar, Inc.	144,977
2,740	CSX Corp.	188,676
4,720	Delta Air Lines, Inc.	258,326
1,575	Emerson Electric Company	106,911
7,760	General Electric Company	78,376
2,649	Honeywell International, Inc.	383,628
1,285	Ingersoll-Rand, PLC	123,283
705	Lockheed Martin Corp.	207,164
355	Northrop Grumman Corp.	92,992
442	Resideo Technologies, Inc.#	9,294
1,225	Southwest Airlines Company	60,148
1,125	Stanley Black & Decker, Inc.	131,085
1,600	Union Pacific Corp.	233,952

		2,281,408

	Information Technology (19.4%)
950	Accenture, PLC - Class A	149,739
320	Adobe, Inc.#	78,643
5,385	Apple, Inc.	1,178,561
2,465	Applied Materials, Inc.	81,049
510	Broadcom, Inc.	113,980
5,360	Cisco Systems, Inc.	245,220
275	Fidelity National Information Services, Inc.	28,628
5,800	Intel Corp.	271,904
510	International Business Machines Corp.	58,869
590	Lam Research Corp.	83,621
1,150	MasterCard, Inc. - Class A	227,320
1,025	Microchip Technology, Inc.^	67,424
8,790	Microsoft Corp.	938,860
755	NVIDIA Corp.	159,177
1,900	Oracle Corp.	92,796

NUMBER OF SHARES		VALUE
185	Red Hat, Inc.#	$31,753
1,490	Salesforce.com, Inc.#	204,488
1,530	Texas Instruments, Inc.	142,030
3,660	Visa, Inc. - Class A	504,531

		4,658,593

	Materials (2.5%)
710	Avery Dennison Corp.	64,411
3,790	DowDuPont, Inc.	204,357
1,200	LyondellBasell Industries, NV - Class A	107,124
975	Nucor Corp.	57,642
400	Sherwin-Williams Company	157,388

		590,922

	Real Estate (2.0%)
1,170	American Tower Corp.	182,298
615	Crown Castle International Corp.	66,875
3,300	Welltower, Inc.	218,031

		467,204

	Utilities (3.5%)
1,800	Duke Energy Corp.	148,734
5,825	Exelon Corp.	255,193
2,315	NextEra Energy, Inc.	399,338
225	Sempra Energy^	24,777

		828,042

	TOTAL COMMON STOCKS (Cost $17,774,332)	23,448,237

EXCHANGE-TRADED FUNDS (1.5%)
	Other (1.5%)
560	iShares NASDAQ Biotechnology ETF^	58,279
865	iShares Russell 2000 ETF	129,776
1,500	iShares Russell 2000 Value ETF^	181,725

		369,780

	TOTAL EXCHANGE-TRADED FUNDS (Cost $372,708)	369,780

SHORT TERM INVESTMENTS (0.3%)
31,608	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	31,618
31,614	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	31,614

	TOTAL SHORT TERM INVESTMENTS (Cost $63,232)	63,232

TOTAL INVESTMENTS (99.7%) (Cost $18,210,272)		23,881,249

OTHER ASSETS, LESS LIABILITIES (0.3%)		78,787

NET ASSETS (100.0%)		$23,960,036

110	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments October 31, 2018

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $278,430.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	111

Opportunistic Value Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.5%)
	Communication Services (6.3%)
375	Alphabet, Inc. - Class A#	$408,968
7,625	AT&T, Inc.	233,935
2,600	CBS Corp. - Class B Non Voting	149,110
495	Charter Communications, Inc. - Class A#	158,583
10,600	Comcast Corp. - Class A	404,284
5,340	Discovery, Inc. - Class A#	172,963
17,905	Verizon Communications, Inc.	1,022,196
3,840	Walt Disney Company^	440,947

		2,990,986

	Consumer Discretionary (5.1%)
325	Amazon.com, Inc.#	519,353
1,800	Best Buy Company, Inc.	126,288
1,000	Burlington Stores, Inc.#	171,490
975	Home Depot, Inc.	171,483
2,055	Kohl’s Corp.	155,625
3,500	Macy’s, Inc.	120,015
3,850	MCBC Holdings, Inc.#	114,268
2,110	Michael Kors Holdings, Ltd.#	116,915
1,865	Nike, Inc. - Class B	139,950
2,100	Nordstrom, Inc.	138,117
570	O’Reilly Automotive, Inc.#	182,828
3,000	Target Corp.	250,890
1,175	TJX Companies, Inc.	129,109
1,400	VF Corp.	116,032

		2,452,363

	Consumer Staples (7.0%)
2,215	Altria Group, Inc.	144,064
2,400	Church & Dwight Company, Inc.	142,488
1,100	Clorox Company	163,295
5,370	Coca-Cola Company	257,116
2,100	Energizer Holdings, Inc.	123,417
1,530	Hershey Company	163,939
2,365	Kellogg Company	154,860
5,790	Kroger Company	172,310
1,630	Lamb Weston Holdings, Inc.	127,401
1,075	McCormick & Company, Inc.	154,800
5,300	Mondelez International, Inc. - Class A	222,494
2,190	PepsiCo, Inc.	246,112
1,610	Post Holdings, Inc.#	142,356
3,920	Procter & Gamble Company	347,626
2,400	Sysco Corp.	171,192
3,600	Walgreens Boots Alliance, Inc.	287,172
3,105	Walmart, Inc.	311,369

		3,332,011

NUMBER OF SHARES		VALUE

	Energy (11.4%)
3,950	Anadarko Petroleum Corp.	$210,140
3,690	Cheniere Energy, Inc.#	222,913
6,750	Chevron Corp.	753,637
6,660	ConocoPhillips	465,534
2,400	Continental Resources, Inc.#^	126,432
2,780	EOG Resources, Inc.	292,845
16,925	Exxon Mobil Corp.	1,348,584
2,600	HollyFrontier Corp.	175,344
7,500	Marathon Oil Corp.	142,425
3,810	Marathon Petroleum Corp.	268,415
4,680	Occidental Petroleum Corp.	313,888
2,350	ONEOK, Inc.	154,160
4,500	PBF Energy, Inc. - Class A	188,325
1,050	Phillips 66	107,961
23,500	Southwestern Energy Company#	125,490
3,850	Valero Energy Corp.	350,696
4,550	Whiting Petroleum Corp.#	169,715

		5,416,504

	Financials (22.5%)
1,705	Allstate Corp.	163,203
2,900	American Express Company	297,917
5,000	Arch Capital Group, Ltd.#	141,850
6,325	Associated Banc-Corp	146,614
1,410	Assurant, Inc.	137,066
19,800	Bank of America Corp.	544,500
7,890	Berkshire Hathaway, Inc. - Class B#	1,619,659
5,550	Brown & Brown, Inc.	156,399
2,635	Capital One Financial Corp.	235,305
10,350	Citigroup, Inc.	677,511
2,085	Comerica, Inc.	170,053
2,350	Commerce Bancshares, Inc.^	149,460
425	Credit Acceptance Corp.#	180,378
2,400	Discover Financial Services	167,208
2,430	E*TRADE Financial Corp.	120,091
1,010	Goldman Sachs Group, Inc.	227,624
1,750	Green Dot Corp. - Class A#	132,545
1,300	Hanover Insurance Group, Inc.	144,794
13,950	JPMorgan Chase & Company	1,520,829
3,000	LPL Financial Holdings, Inc.	184,800
6,150	Morgan Stanley	280,809
1,025	MSCI, Inc. - Class A	154,139
1,700	NASDAQ, Inc.	147,407
1,400	Northern Trust Corp.	131,698
9,450	OFG Bancorp	161,500
1,550	PNC Financial Services Group, Inc.	199,159
2,985	Popular, Inc.	155,250

112	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
4,890	Progressive Corp.	$340,833
13,700	Regions Financial Corp.	232,489
930	S&P Global, Inc.	169,558
3,430	SunTrust Banks, Inc.	214,924
500	SVB Financial Group#	118,615
6,000	TCF Financial Corp.	125,280
5,650	US Bancorp	295,325
2,350	Webster Financial Corp.	138,274
13,465	Wells Fargo & Company	716,742

		10,699,808

	Health Care (12.6%)
2,230	Abbott Laboratories	153,736
920	Allergan, PLC	145,369
1,630	Amgen, Inc.	314,248
755	Anthem, Inc.	208,055
500	Becton Dickinson and Company	115,250
365	Biogen, Inc.#	111,059
3,750	Boston Scientific Corp.#	135,525
1,000	Centene Corp.#	130,320
1,150	Charles River Laboratories International, Inc.#	140,093
1,140	Cigna Corp.	243,743
3,845	CVS Health Corp.	278,340
1,780	Danaher Corp.	176,932
2,420	Eli Lilly and Company	262,425
1,925	Encompass Health Corp.	129,553
1,430	HCA Healthcare, Inc.	190,948
720	Humana, Inc.	230,695
260	Intuitive Surgical, Inc.#	135,507
5,085	Johnson & Johnson	711,849
2,975	Medtronic, PLC	267,214
7,075	Merck & Company, Inc.	520,791
13,000	Pfizer, Inc.	559,780
1,425	PRA Health Sciences, Inc.#	138,040
1,030	Thermo Fisher Scientific, Inc.	240,659
510	UnitedHealth Group, Inc.	133,289
600	WellCare Health Plans, Inc.#	165,594
1,675	Zoetis, Inc.	151,001

		5,990,015

	Industrials (9.8%)
2,630	Allison Transmission Holdings, Inc.	115,930
1,785	Ametek, Inc.	119,738
2,410	Armstrong World Industries, Inc.#	148,818
555	Boeing Company	196,947
1,590	C.H. Robinson Worldwide, Inc.	141,558
1,295	Caterpillar, Inc.	157,109
2,410	Clean Harbors, Inc.#	163,976

NUMBER OF SHARES		VALUE
1,800	CSX Corp.	$123,948
2,600	Delta Air Lines, Inc.	142,298
2,165	Fortive Corp.	160,751
4,000	HD Supply Holdings, Inc.#	150,280
1,565	HEICO Corp.^	131,194
1,330	Honeywell International, Inc.	192,611
1,065	IDEX Corp.	135,063
2,850	IHS Markit, Ltd.#	149,711
1,650	Ingersoll-Rand, PLC	158,301
2,100	Jacobs Engineering Group, Inc.	157,689
2,430	KAR Auction Services, Inc.	138,364
1,450	Norfolk Southern Corp.	243,353
975	Parker-Hannifin Corp.	147,839
222	Resideo Technologies, Inc.#	4,666
1,855	Robert Half International, Inc.	112,283
610	Roper Industries, Inc.	172,569
2,300	TransUnion	151,225
1,750	Union Pacific Corp.	255,885
2,250	United Continental Holdings, Inc.#	192,398
1,330	United Parcel Service, Inc. - Class B	141,698
2,035	United Technologies Corp.	252,767
1,850	Waste Management, Inc.	165,520
450	WW Grainger, Inc.	127,787

		4,652,276

	Information Technology (13.3%)
1,300	Accenture, PLC - Class A	204,906
580	Adobe, Inc.#	142,541
2,790	Apple, Inc.	610,619
1,070	Automatic Data Processing, Inc.	154,166
3,055	Booz Allen Hamilton Holding Corp.	151,345
1,305	Broadridge Financial Solutions, Inc.	152,607
2,000	CDW Corp.	180,020
16,465	Cisco Systems, Inc.	753,274
820	F5 Networks, Inc.#	143,730
2,020	Fiserv, Inc.#	160,186
800	FleetCor Technologies, Inc.#	160,024
2,600	Fortinet, Inc.#	213,668
6,415	Intel Corp.	300,735
700	Intuit, Inc.	147,700
2,110	MasterCard, Inc. - Class A	417,084
6,420	Microsoft Corp.	685,720
2,395	NetApp, Inc.	187,983
4,825	Oracle Corp.	235,653
1,370	Texas Instruments, Inc.	127,177
1,350	Total System Services, Inc.	123,052
3,975	Visa, Inc. - Class A	547,954
1,245	VMware, Inc. - Class A#	176,031

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Opportunistic Value Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES		VALUE
1,800	Worldpay, Inc. - Class A#	$165,312
1,025	Zebra Technologies Corp- Class A#	170,457

		6,311,944

	Materials (2.7%)
1,650	Avery Dennison Corp.	149,688
1,725	Celanese Corp. - Class A	167,222
2,872	CF Industries Holdings, Inc.	137,942
5,450	DowDuPont, Inc.	293,864
1,225	Ingevity Corp.#	111,573
5,000	Mosaic Company	154,700
2,050	Nucor Corp.	121,196
2,750	Sonoco Products Company	150,095

		1,286,280

	Real Estate (3.1%)
3,050	Equity Residential	198,128
1,560	Extra Space Storage, Inc.	140,494
6,200	GEO Group, Inc.	137,082
2,800	National Retail Properties, Inc.	130,900
2,250	Prologis, Inc.	145,058
6,625	Sabra Health Care REIT, Inc.	143,431
700	Simon Property Group, Inc.	128,464
5,350	STORE Capital Corp.	155,310
3,900	UDR, Inc.^	152,841
2,375	Welltower, Inc.	156,916

		1,488,624

	Utilities (4.7%)
11,700	AES Corp.	170,586
2,000	Ameren Corp.	129,160
2,100	American Electric Power Company, Inc.	154,056
5,070	CenterPoint Energy, Inc.	136,941
2,600	CMS Energy Corp.	128,752
2,550	Dominion Energy, Inc.^	182,121
1,150	DTE Energy Company^	129,260
1,800	Duke Energy Corp.	148,734
1,550	Entergy Corp.	130,123
3,950	Exelon Corp.	173,049
4,630	FirstEnergy Corp.	172,606
900	NextEra Energy, Inc.	155,250
3,950	NRG Energy, Inc.	142,950
3,300	Southern Company	148,599
2,615	UGI Corp.	138,752

		2,240,939

	TOTAL COMMON STOCKS (Cost $43,605,709)	46,861,750

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)
4,370	Utilities Select Sector SPDR Fund^ (Cost $237,848)	$234,625

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.7%)#
	Other (0.7%)
75 1,273,650	Invesco QQQ Trust Series Put, 12/31/18, Strike $185.00	123,113
10 2,711,740	S&P 500 Index Put, 12/31/18, Strike $2,900.00	195,450

	TOTAL PURCHASED OPTIONS (Cost $98,559)	318,563

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.6%)
137,606	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	137,647
137,563	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	137,563

	TOTAL SHORT TERM INVESTMENTS (Cost $275,210)	275,210

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.0%)
966,475	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $966,475)	966,475

	TOTAL INVESTMENTS (102.3%) (Cost $45,183,801)	48,656,623

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.0%)		(966,475)

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(131,305)

NET ASSETS (100.0%)		$47,558,843

114	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.3%)#
	Other (-0.3%)
75 1,273,650	Invesco QQQ Trust Series Put, 12/31/18, Strike $170.00	$(51,525)
10 2,711,740	S&P 500 Index Put, 12/31/18, Strike $2,750.00	(94,400)

	TOTAL WRITTEN OPTIONS (Premium $42,474)	$(145,925)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	115

International Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
COMMON STOCKS (94.6%)
		Communication Services (7.7%)
27,300	JPY	CyberAgent, Inc.	$1,161,701
14,300	JPY	Nintendo Company, Ltd.	4,464,500
55,900		SoftBank Group Corp.^~	2,195,752
228,700	HKD	Tencent Holdings, Ltd.	7,835,093
24,600	EUR	Ubisoft Entertainment, SA#	2,206,682

			17,863,728

		Consumer Discretionary (13.8%)
74,402		Alibaba Group Holding, Ltd.^#	10,585,917
30,300		Aptiv, PLC	2,327,040
125,000	CAD	Aritzia, Inc.#	1,839,227
1,650		Booking Holdings, Inc.~#	3,093,057
3,727	EUR	Kering, SA	1,656,608
34,540		Lululemon Athletica, Inc.~#	4,860,814
17,600		Michael Kors Holdings, Ltd.#	975,216
46,600	EUR	Moncler, S.p.A.	1,618,315
6,250	EUR	Puma, SE	3,213,870
421,000	HKD	Techtronic Industries Company, Ltd.	1,982,391

			32,152,455

		Consumer Staples (13.3%)
77,200	GBP	British American Tobacco, PLC	3,346,641
150,800	GBP	Diageo, PLC	5,213,385
16,200	GBP	Fevertree Drinks, PLC	575,112
35,700	EUR	Kerry Group, PLC - Class A	3,653,358
3,100	EUR	Kerry Group, PLC - Class A	317,765
8,000	JPY	Kose Corp.	1,195,575
19,454	CNY	Kweichow Moutai Company, Ltd. - Class A	1,540,971
41,700		Nestle, SA	3,514,476
90,400	SEK	Swedish Match, AB	4,604,857
483,800	AUD	Treasury Wine Estates, Ltd.	5,207,410
760,000	MXN	Wal-Mart de Mexico, SAB de CV	1,943,283

			31,112,833

		Energy (4.9%)
48,300	NOK	Aker BP, ASA	1,583,986
83,900		BP, PLC	3,638,743
10,900		CNOOC, Ltd.	1,844,825
43,700		Schlumberger, Ltd.	2,242,247
780,000	GBP	Tullow Oil, PLC#	2,237,870

			11,547,671

		Financials (10.6%)
375,800	HKD	AIA Group, Ltd.	2,858,727
208,381	CHF	Credit Suisse Group, AG#	2,724,302
75,000	SGD	DBS Group Holdings, Ltd.	1,272,556

NUMBER OF SHARES			VALUE
37,150	EUR	Deutsche Böerse, AG	$4,694,739
145,800	INR	HDFC Bank, Ltd.	3,774,386
2,525	CHF	Partners Group Holding, AG	1,797,685
227,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	2,150,791
120,600	GBP	Prudential, PLC	2,414,850
57,000	CAD	Toronto-Dominion Bank	3,162,072

			24,850,108

		Health Care (10.2%)
69,000	GBP	AstraZeneca, PLC	5,277,784
29,500	CAD	Canopy Growth Corp.^#	1,085,256
36,800	AUD	CSL, Ltd.	4,912,695
22,600		ICON, PLC#	3,120,608
21,625	EUR	Ipsen, SA	2,998,379
16,150		LivaNova, PLC#	1,808,638
7,000	CHF	Lonza Group, AG#	2,201,076
27,400	CHF	Novartis, AG	2,399,481

			23,803,917

		Industrials (11.4%)
74,800	SEK	Alfa Laval, AB	1,908,529
480,200	CAD	Bombardier, Inc. - Class B#	1,163,613
21,000	CAD	Canadian Pacific Railway, Ltd.	4,306,559
48,900	JPY	en-japan, Inc.	1,950,477
50,300	GBP	Experian, PLC	1,156,860
10,800	JPY	FANUC Corp.	1,878,843
62,400	JPY	Japan Airport Terminal Company, Ltd.	2,403,512
72,100	JPY	Komatsu, Ltd.	1,877,660
153,000	BRL	Localiza Rent a Car, SA	1,181,983
65,100	JPY	Recruit Holdings Company, Ltd.	1,747,257
14,000	EUR	Safran, SA	1,809,190
41,000	EUR	Thales, SA	5,236,439

			26,620,922

		Information Technology (17.2%)
23,000		Accenture, PLC - Class A	3,625,260
3,655	EUR	Adyen, NV#*	2,364,261
28,300	EUR	ASML Holding, NV	4,874,506
6,950	CAD	Constellation Software, Inc.	4,783,144
44,400		CyberArk Software, Ltd.#	3,030,744
20,000	JPY	GMO Payment Gateway, Inc.^	968,921
4,700	JPY	Keyence Corp.	2,296,042
158,179	GBP	Keywords Studios, PLC	2,769,924
590,000	SEK	LM Ericsson Telephone Company - Class B	5,136,987
958,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,192,072
9,300	CHF	Temenos, AG#	1,278,164

116	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
6,600	EUR	Wirecard, AG	$1,234,576
18,400	AUD	Xero, Ltd.#	521,604

			40,076,205

		Materials (3.5%)
500,000	GBP	Glencore, PLC#	2,034,830
960,000	AUD	Lynas Corp., Ltd.#	1,420,574
445,000	AUD	Northern Star Resources, Ltd.	2,780,013
120,500		Vale, SA^	1,819,550

			8,054,967

		Real Estate (2.0%)
558,900	EUR	Aroundtown, SA	4,631,391

		TOTAL COMMON STOCKS (Cost $211,368,156)	220,714,197

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.4%)#
		Consumer Discretionary (0.0%)
450 2,435,850		Sony Corp. Call, 01/18/19, Strike $62.50	27,000

		Information Technology (0.1%)
285 4,912,260		ASML Holding, NV Put, 01/18/19, Strike $170.00	277,875

		Other (0.3%)
1,055 11,982,690		iShares 20+ Year Treasury Bond Call, 03/15/19, Strike $120.00	81,235
2,482 9,751,778		iShares China Large-Cap ETF Put, 01/18/19, Strike $39.00	476,544

			557,779

		TOTAL PURCHASED OPTIONS (Cost $947,344)	862,654

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (5.4%)
6,308,107		Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	6,310,000
6,309,081		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	6,309,081

		TOTAL SHORT TERM INVESTMENTS (Cost $12,619,081)	12,619,081

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
735,881	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $735,881)	$735,881

	TOTAL INVESTMENTS (100.7%) (Cost $225,670,462)	234,931,813

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(735,881)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(845,862)

NET ASSETS (100.0%)		$233,350,070

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	11/30/18	11,425,000	$12,968,488	$(301,672)
State Street Bank and Trust	European Monetary Unit	11/30/18	3,000,000	3,405,292	(4,220)
State Street Bank and Trust	Swiss Franc	11/30/18	5,160,000	5,135,938	(91,805)

					$(397,697)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Swiss Franc	11/30/18	3,425,000	$3,409,029	$5,161

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $395,385.

#	Non-income producing security.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	117

International Growth Fund    Schedule of Investments October 31, 2018

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE OCTOBER 31, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$62,900,503	26.8%
European Monetary Unit	40,510,079	17.2%
British Pound Sterling	25,027,256	10.6%
Japanese Yen	19,944,488	8.5%
Canadian Dollar	16,339,871	7.0%
Australian Dollar	14,842,296	6.3%
Hong Kong Dollar	14,827,002	6.3%
Swedish Krona	11,650,373	5.0%
Swiss Franc	10,400,708	4.4%
New Taiwan Dollar	7,192,072	3.1%
Indian Rupee	3,774,386	1.6%
Mexican Peso	1,943,283	0.8%
Norwegian Krone	1,583,986	0.7%
Chinese Yuan Renminbi	1,540,971	0.7%
Singapore Dollar	1,272,556	0.5%
Brazilian Real	1,181,983	0.5%
Total Investments	$234,931,813	100.0%

Currency exposure may vary over time.

118	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (21.5%)
		Communication Services (1.9%)
2,380,000		Momo, Inc.*^ 1.250%, 07/01/25	$2,088,343
1,870,000		Sea, Ltd.*~ 2.250%, 07/01/23	1,743,934

			3,832,277

		Consumer Discretionary (2.9%)
2,265,000		Ctrip.com International, Ltd.^ 1.990%, 07/01/25	2,257,141
3,565,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	3,649,419

			5,906,560

		Energy (3.9%)
4,400,000		TOTAL, SA 0.500%, 12/02/22	4,788,344
2,600,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	3,114,618

			7,902,962

		Financials (4.8%)
9,400,000		JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	9,817,219

		Health Care (1.4%)
36,000,000	THB	Bangkok Dusit Medical Services, PCL 0.000%, 09/18/19	1,267,927
1,800,000		NMC Health Jersey, Ltd. 1.875%, 04/30/25	1,630,935

			2,898,862

		Industrials (3.1%)
2,000,000		China Railway Construction Corp, Ltd. 0.000%, 01/29/21	2,202,550
4,320,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	4,245,739

			6,448,289

		Materials (1.2%)
2,800,000		Glencore Funding, LLC 0.000%, 03/27/25	2,521,890

		Real Estate (2.3%)
4,732,000		AYC Finance, Ltd. 0.500%, 05/02/19	4,758,594

		TOTAL CONVERTIBLE BONDS (Cost $46,096,235)	44,086,653

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (7.3%)
		Communication Services (7.3%)
92,748		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19 (Cost $12,074,296)	14,958,815

NUMBER OF SHARES			VALUE
COMMON STOCKS (66.8%)
		Communication Services (8.9%)
142,900		America Movil, SAB de CV - Class L^	$2,056,331
8,280		Baidu, Inc.#	1,573,697
16,240	ZAR	Naspers, Ltd. - Class N	2,848,510
34,972		Telekomunikasi Indonesia Persero, Tbk PT	881,294
313,900	HKD	Tencent Holdings, Ltd.	10,753,982

			18,113,814

		Consumer Discretionary (2.5%)
131,000	TWD	Eclat Textile Company, Ltd.	1,559,778
181,500	INR	Mahindra & Mahindra, Ltd.	1,878,086
355,100	HKD	Techtronic Industries Company, Ltd.	1,672,084

			5,109,948

		Consumer Staples (9.7%)
349,000		Ambev, SA	1,511,170
48,400	GBP	British American Tobacco, PLC	2,098,152
848,200	THB	CP ALL, PCL	1,695,121
100,700	GBP	Diageo, PLC	3,481,352
22,319	CNY	Kweichow Moutai Company, Ltd. - Class A	1,767,911
1,580	KRW	LG Household & Health Care, Ltd.	1,452,976
7,600	INR	Nestlé India, Ltd.	1,040,447
24,700	CHF	Nestlé, SA	2,085,250
1,811,200	MXN	Wal-Mart de Mexico, SAB de CV	4,631,151

			19,763,530

		Energy (4.7%)
285,000	GBP	BP, PLC	2,058,760
23,700		CNOOC, Ltd.	4,011,225
110,600	INR	Reliance Industries, Ltd.	1,583,240
37,300		Schlumberger, Ltd.	1,913,863

			9,567,088

		Financials (15.0%)
317,600	HKD	AIA Group, Ltd.	2,415,997
231,500	BRL	Banco do Brasil, SA	2,659,311
1,286,900	IDR	Bank Central Asia, Tbk PT	2,003,781
5,612,000	HKD	China Construction Bank Corp. - Class H	4,453,384
101,200	ZAR	Discovery, Ltd.	1,086,109
252,900	ZAR	FirstRand, Ltd.	1,104,582
90,600	KRW	Hana Financial Group, Inc.	3,051,917
190,500	INR	HDFC Bank, Ltd.	4,931,554
103,000	INR	Housing Development Finance Corp., Ltd.	2,461,268
88,700	INR	ICICI Lombard General Insurance Company, Ltd.*	968,565

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Evolving World Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
92,600	BRL	IRB Brasil Resseguros, SA	$1,802,982
290,400		Itau Unibanco Holding, SA^	3,824,568

			30,764,018

		Health Care (1.7%)
60,900		AstraZeneca, PLC	2,361,702
129,900	INR	Sun Pharmaceutical Industries, Ltd.	1,017,857

			3,379,559

		Industrials (3.2%)
1,324,000	HKD	CIMC Enric Holdings, Ltd.	1,017,770
134,000	BRL	Localiza Rent a Car, SA	1,035,201
514,300	BRL	Randon, SA Implementos e Participacoes	1,097,284
27,300	EUR	Thales, SA	3,486,702

			6,636,957

		Information Technology (16.4%)
60,200		Advanced Micro Devices, Inc.~#	1,096,242
7,700		Apple, Inc.~	1,685,222
80,000	TWD	ASMedia Technology, Inc.	1,107,516
23,500	KRW	Koh Young Technology, Inc.	1,862,086
87,100	INR	Larsen & Toubro Infotech, Ltd.*	2,066,659
365,000	SEK	LM Ericsson Telephone Company - Class B	3,177,966
40,500		Pagseguro Digital, Ltd - Class A^#	1,093,095
134,500	KRW	Samsung Electronics Company, Ltd.	5,035,114
1,380,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	10,365,060
232,100	INR	Tata Consultancy Services, Ltd.	6,073,459

			33,562,419

		Materials (3.9%)
286,600	HKD	Anhui Conch Cement Company, Ltd. - Class H	1,485,488
154,800		Cia de Minas Buenaventura, SAA	2,142,432
1,031,900	MYR	Petronas Chemicals Group, Bhd	2,307,273
141,700		Vale, SA^	2,139,670

			8,074,863

		Real Estate (0.8%)
643,500	HKD	Longfor Group Holdings, Ltd.	1,563,824

		TOTAL COMMON STOCKS (Cost $126,413,173)	136,536,020

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.2%)#
		Communication Services (0.1%)
100 1,900,600		Baidu, Inc. Call, 01/17/20, Strike $250.00	114,750

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Consumer Discretionary (0.1%)
145 2,063,060	Alibaba Group Holding, Ltd. Call, 01/17/20, Strike $175.00	$183,062

	Energy (0.1%)
660 4,930,200	Lukoil, PJSC Call, 03/15/19, Strike $75.00	244,200

	Information Technology (0.1%)
275 2,347,675	Xilinx, Inc. Call, 01/18/19, Strike $85.00	159,500
675 2,033,775	Yandex, NV Call, 11/16/18, Strike $40.00	1,688

		161,188

	Other (0.8%)
930 10,562,940	iShares 20+ Year Treasury Bond Call, 03/15/19, Strike $120.00	71,610
2,710 10,647,590	iShares China Large-Cap ETF Put, 01/18/19, Strike $39.00	520,320
5,360 20,989,760	iShares MSCI Emerging Markets ETF Call, 01/18/19, Strike $40.00	594,960
3,400 7,072,000	Vaneck Vectors Russia ETF Call, 02/15/19, Strike $21.00	258,400
	Xtrackers Harvest CSI 300 China A Shares ETF
1,770 4,111,710	Call, 01/18/19, Strike $25.00	104,430
1,770 4,111,710	Call, 01/17/20, Strike $27.00	237,180

		1,786,900

	TOTAL PURCHASED OPTIONS (Cost $2,887,456)	2,490,100

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.5%)
3,534,974	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	3,536,035
3,535,416	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	3,535,416

	TOTAL SHORT TERM INVESTMENTS (Cost $7,071,451)	7,071,451

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.7%)
5,380,487	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	5,380,487

120	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
229,706	State Street Navigator Securities Lending Government Money Market Portfolio†	$229,706

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,610,193)	5,610,193

TOTAL INVESTMENTS (103.0%) (Cost $200,152,804)		210,753,232

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)		(5,610,193)

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(611,834)

NET ASSETS (100.0%)		$204,531,205

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $493,519.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SEK	Swedish Krona
THB	Thai Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$99,239,796	47.1%
Hong Kong Dollar	23,362,529	11.1%
Indian Rupee	22,021,135	10.4%
New Taiwan Dollar	13,032,354	6.2%
South Korean Won	11,402,093	5.4%
British Pound Sterling	7,638,264	3.6%
Brazilian Real	6,594,778	3.1%
South African Rand	5,039,201	2.4%
Mexican Peso	4,631,151	2.2%
European Monetary Unit	3,486,702	1.7%
Swedish Krona	3,177,966	1.5%
Thai Baht	2,963,048	1.4%
Malaysian Ringgit	2,307,273	1.1%
Swiss Franc	2,085,250	1.0%
Indonesian Rupiah	2,003,781	1.0%
Chinese Yuan Renminbi	1,767,911	0.8%
Total Investments	$210,753,232	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	121

Emerging Market Equity Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
COMMON STOCKS (91.1%)
		Communication Services (12.1%)
14,400		America Movil, SAB de CV - Class L	$207,216
915		Baidu, Inc.#	173,905
1,800	PLN	CD Projekt, SA#	74,100
1,293	ZAR	Naspers, Ltd. - Class N	226,793
6,100		Sea, Ltd.#^	79,605
5,307		Telekomunikasi Indonesia Persero, Tbk PT^	133,736
23,300	HKD	Tencent Holdings, Ltd.	798,241

			1,693,596

		Consumer Discretionary (12.6%)
7,425		Alibaba Group Holding, Ltd.#^	1,056,429
134,000	IDR	Astra International, Tbk PT	69,702
15,000	TWD	Eclat Textile Company, Ltd.	178,600
1,800		Geely Automobile Holdings, Ltd.	68,724
2,250	BRL	Magazine Luiza, SA	102,056
16,800		Mahindra & Mahindra, Ltd.	173,880
25,500	HKD	Techtronic Industries Company, Ltd.	120,074

			1,769,465

		Consumer Staples (6.7%)
24,900		Ambev, SA	107,817
70,900	THB	CP ALL, PCL	141,693
28,000		ITC, Ltd.#	105,840
2,292	CNY	Kweichow Moutai Company, Ltd. - Class A	181,552
108	KRW	LG Household & Health Care, Ltd.	99,317
120,900	MXN	Wal-Mart de Mexico, SAB de CV	309,136

			945,355

		Energy (5.1%)
1,620		CNOOC, Ltd.^	274,185
4,500		Ecopetrol, SA^	104,670
24,800	THB	PTT Exploration & Production, PCL	103,873
4,700		Reliance Industries, Ltd.*	134,158
33,900	GBP	Tullow Oil, PLC#	97,261

			714,147

		Financials (20.6%)
24,800	HKD	AIA Group, Ltd.	188,655
21,000	BRL	Banco do Brasil, SA	241,233
139,513	IDR	Bank Central Asia, Tbk PT	217,230
569,000	HKD	China Construction Bank Corp. - Class H	451,528
7,000	ZAR	Discovery, Ltd.	75,126
16,100	ZAR	FirstRand, Ltd.	70,319
6,650	KRW	Hana Financial Group, Inc.	224,009
5,700		HDFC Bank, Ltd.~	506,787
14,600		ICICI Bank, Ltd.^	138,554

NUMBER OF SHARES			VALUE
8,700	BRL	IRB Brasil Resseguros, SA	$169,395
19,700		Itau Unibanco Holding, SA^	259,449
35,600	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	336,564

			2,878,849

		Health Care (2.6%)
105,000	THB	Bangkok Dusit Medical Services, PCL - Class F	77,602
1,000	KRW	Dentium Company, Ltd.	63,537
3,100		Dr. Reddy’s Laboratories, Ltd.^	105,493
2,550	GBP	NMC Health, PLC	114,978

			361,610

		Industrials (4.1%)
88,000	HKD	China Railway Construction Corp., Ltd. - Class H	111,761
90,000	HKD	CIMC Enric Holdings, Ltd.	69,184
11,450		Larsen & Toubro, Ltd.	200,451
9,100	BRL	Localiza Rent a Car, SA	70,301
57,300	BRL	Randon, SA Implementos e Participacoes	122,252

			573,949

		Information Technology (18.6%)
5,000	TWD	ASMedia Technology, Inc.	69,220
2,500		Fabrinet#	108,300
48,600		Infosys, Ltd.^	460,242
72,000	HKD	Kingdee International Software Group Company, Ltd.	59,045
1,720	KRW	Koh Young Technology, Inc.	136,289
1,000	TWD	Largan Precision Company, Ltd.	109,263
4,100		Pagseguro Digital, Ltd - Class A#^	110,659
1,140	KRW	Samsung Electro-Mechanics Company, Ltd.	118,998
14,750	KRW	Samsung Electronics Company, Ltd.	552,178
1,820	KRW	SK Hynix, Inc.	109,610
93,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	698,186
46,200	HKD	Xiaomi Corp. - Class B#*	72,248

			2,604,238

		Materials (6.5%)
25,800	HKD	Anhui Conch Cement Company, Ltd. - Class H	133,725
12,600		Cia de Minas Buenaventura, SAA	174,384
472	KRW	LG Chem, Ltd.	144,232
89,700	MYR	Petronas Chemicals Group, Bhd	200,564
308	KRW	POSCO	70,499
12,000		Vale, SA^	181,200

			904,604

122	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE

		Real Estate (2.2%)
268,500	PHP	Ayala Land, Inc.	$199,228
43,500	HKD	Longfor Group Holdings, Ltd.	105,714

			304,942

		TOTAL COMMON STOCKS (Cost $12,349,829)	12,750,755

EXCHANGE-TRADED FUNDS (3.9%)
		Other (3.9%)
5,600		iShares MSCI Qatar ETF	104,216
3,750		iShares MSCI Saudi Arabia Capped ETF	111,450
7,000		iShares MSCI UAE ETF	106,260
14,400		VanEck Vectors Vietnam ETF^	218,592

		TOTAL EXCHANGE-TRADED FUNDS (Cost $588,052)	540,518

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.6%) #
		Energy (0.1%)
45 336,150		Lukoil, PJSC Call, 03/15/19, Strike $75.00	16,650

		Information Technology (0.0%)
45 135,585		Yandex, NV Call, 11/16/18, Strike $40.00	112

		Other (0.5%)
65 738,270		iShares 20+ Year Treasury Bond Call, 03/15/19, Strike $120.00	5,005
145 569,705		iShares China Large-Cap ETF Put, 01/18/19, Strike $39.00	27,840
235 488,800		Vaneck Vectors Russia ETF Call, 02/15/19, Strike $21.00	17,860
		Xtrackers Harvest CSI 300 China A Shares ETF
120 278,760		Call, 01/18/19, Strike $25.00	7,080
120 278,760		Call, 01/17/20, Strike $27.00	16,080

			73,865

		TOTAL PURCHASED OPTIONS (Cost $111,590)	90,627

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (6.3%)
443,689		Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	443,822

NUMBER OF SHARES		VALUE
442,997	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	$442,997

	TOTAL SHORT TERM INVESTMENTS (Cost $886,819)	886,819

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (18.2%)
1,447,195	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	1,447,195
1,096,193	State Street Navigator Securities Lending Government Money Market Portfolio†	1,096,193

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $2,543,388)	2,543,388

TOTAL INVESTMENTS (120.1%) (Cost $16,479,678)		16,812,107

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-18.2%)		(2,543,388)

LIABILITIES, LESS OTHER ASSETS (-1.9%)		(269,294)

NET ASSETS (100.0%)		$13,999,425

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,782.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	123

Emerging Market Equity Fund    Schedule of Investments October 31, 2018

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$8,927,036	53.1%
Hong Kong Dollar	2,446,739	14.6%
South Korean Won	1,518,669	9.0%
New Taiwan Dollar	1,055,269	6.3%
Brazilian Real	705,237	4.2%
South African Rand	372,238	2.2%
Thai Baht	323,168	1.9%
Mexican Peso	309,136	1.8%
Indonesian Rupiah	286,932	1.7%
British Pound Sterling	212,239	1.3%
Malaysian Ringgit	200,564	1.2%
Philippine Peso	199,228	1.2%
Chinese Yuan Renminbi	181,552	1.1%
Polish Zloty	74,100	0.4%
Total Investments	$16,812,107	100.0%

Currency exposure may vary over time.

124	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.9%)
		Communication Services (11.7%)
2,835		Alphabet, Inc. - Class A#	$3,091,794
10,720		Facebook, Inc. - Class A#	1,627,189
5,800	JPY	Nintendo Company, Ltd.	1,810,776
80,500	HKD	Tencent Holdings, Ltd.	2,757,870
17,420		Walt Disney Company^	2,000,339

			11,287,968

		Consumer Discretionary (14.0%)
22,850		Alibaba Group Holding, Ltd.#^	3,251,098
1,905		Amazon.com, Inc.#~	3,044,209
12,300		Aptiv, PLC	944,640
7,600		Lowe’s Companies, Inc.	723,672
14,300		Lululemon Athletica, Inc.#	2,012,439
20,800	EUR	Moncler, S.p.A.	722,338
3,000		O’Reilly Automotive, Inc.#	962,250
1,950	EUR	Puma, SE	1,002,727
172,000	HKD	Techtronic Industries Company, Ltd.	809,908

			13,473,281

		Consumer Staples (8.7%)
28,713	GBP	Diageo, PLC	992,652
8,360	EUR	Kerry Group, PLC - Class A	855,520
8,100	CNY	Kweichow Moutai Company, Ltd. - Class A	641,609
7,100		McCormick & Company, Inc.^	1,022,400
13,200		Philip Morris International, Inc.	1,162,524
23,100	SEK	Swedish Match, AB	1,176,684
173,000	AUD	Treasury Wine Estates, Ltd.	1,862,096
7,000		Walmart, Inc.	701,960

			8,415,445

		Energy (4.9%)
20,000	NOK	Aker BP, ASA	655,895
12,600		Marathon Petroleum Corp.	887,670
6,220		Pioneer Natural Resources Company	916,019
35,250	EUR	Royal Dutch Shell, PLC - Class A	1,119,591
21,540		Schlumberger, Ltd.	1,105,218

			4,684,393

		Financials (13.4%)
46,000		Bank of America Corp.	1,265,000
11,000		Cboe Global Markets, Inc.	1,241,350
84,324	CHF	Credit Suisse Group, AG#	1,102,423
12,100	EUR	Deutsche Böerse, AG	1,529,107
12,780		E*TRADE Financial Corp.	631,588
5,400		Goldman Sachs Group, Inc.	1,216,998
54,520	INR	HDFC Bank, Ltd.	1,411,382
11,760		JPMorgan Chase & Company	1,282,075

NUMBER OF SHARES			VALUE
60,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	$571,969
61,420	GBP	Prudential, PLC	1,229,851
4,040		S&P Global, Inc.	736,573
13,600		US Bancorp	710,872

			12,929,188

		Health Care (12.8%)
12,560		Alexion Pharmaceuticals, Inc.#	1,407,599
15,400	GBP	AstraZeneca, PLC	1,177,940
17,640		Baxter International, Inc.	1,102,676
12,100	CAD	Canopy Growth Corp.#^	445,139
8,500		Edwards Lifesciences Corp.#	1,254,600
7,200		HealthEquity, Inc.#~	660,960
3,420		Humana, Inc.	1,095,802
5,200	EUR	Ipsen, SA	720,998
12,940		Johnson & Johnson	1,811,471
7,700		Laboratory Corp. of America Holdings#	1,236,235
2,800	CHF	Lonza Group, AG#	880,430
7,400		Teladoc Health, Inc.#	513,116

			12,306,966

		Industrials (8.7%)
29,900	SEK	Alfa Laval, AB	762,901
15,450		CSX Corp.	1,063,887
19,210		Delta Air Lines, Inc.	1,051,363
20,200	JPY	en-japan, Inc.	805,719
7,000	JPY	FANUC Corp.	1,217,768
26,900	JPY	Komatsu, Ltd.	700,542
63,000	BRL	Localiza Rent a Car, SA	486,699
5,250		Raytheon Company	918,960
10,900	EUR	Thales, SA	1,392,127

			8,399,966

		Information Technology (19.5%)
6,170		Accenture, PLC - Class A	972,515
30,500		Advanced Micro Devices, Inc.#	555,405
20,198		Apple, Inc.~	4,420,534
7,280	EUR	ASML Holding, NV	1,253,937
6,500		Atlassian Corp., PLC - Class A#	493,415
2,590	CAD	Constellation Software, Inc.	1,782,495
14,500		CyberArk Software, Ltd.#	989,770
54,131	GBP	Keywords Studios, PLC	947,906
110,900	SEK	LM Ericsson Telephone Company - Class B	965,579
10,810		MasterCard, Inc. - Class A	2,136,813
3,220		NVIDIA Corp.	678,873
9,300		PayPal Holdings, Inc.#	782,967
264,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,981,949

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Global Equity Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE
8,800		Worldpay, Inc. - Class A#	$808,192

			18,770,350

		Materials (0.8%)
192,540	GBP	Glencore, PLC#	783,572

		Real Estate (1.4%)
168,800	EUR	Aroundtown, SA	1,398,781

		TOTAL COMMON STOCKS (Cost $76,108,369)	92,449,910

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTION (0.2%) #
		Other (0.2%)
1,028 4,039,012		iShares China Large-Cap ETF Put, 01/18/19, Strike $39.00 (Cost $210,664)	197,376

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (5.5%)
2,663,376		Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	2,664,175
2,662,079		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	2,662,079

		TOTAL SHORT TERM INVESTMENTS (Cost $5,326,254)	5,326,254

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.4%)
404,808		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $404,808)	404,808

TOTAL INVESTMENTS (102.0%) (Cost $82,050,095)			98,378,348

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.4%)			(404,808)

LIABILITIES, LESS OTHER ASSETS (-1.6%)			(1,519,950)

NET ASSETS (100.0%)			$96,453,590

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $118,384.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2018 (UNAUDITED)

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$60,421,468	61.4%
European Monetary Unit	9,995,126	10.2%
British Pound Sterling	5,131,921	5.2%
Japanese Yen	4,534,805	4.6%
Hong Kong Dollar	4,139,747	4.2%
Swedish Krona	2,905,164	3.0%
Canadian Dollar	2,227,634	2.3%
Swiss Franc	1,982,853	2.0%
New Taiwan Dollar	1,981,949	2.0%
Australian Dollar	1,862,096	1.9%
Indian Rupee	1,411,382	1.4%
Norwegian Krone	655,895	0.7%
Chinese Yuan Renminbi	641,609	0.6%
Brazilian Real	486,699	0.5%
Total Investments	$98,378,348	100.0%

Currency exposure may vary over time.

126	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (27.0%)
		Communication Services (1.4%)
100,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	$985,488
1,600,000		GCI Liberty, Inc.* 1.750%, 09/30/46	1,735,432

			2,720,920

		Consumer Discretionary (1.6%)
1,530,000		Ctrip.com International, Ltd.^ 1.990%, 07/01/25	1,524,691
447,500		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	1,462,663

			2,987,354

		Energy (3.7%)
3,800,000		TOTAL, SA 0.500%, 12/02/22	4,135,388
2,400,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	2,875,032

			7,010,420

		Financials (6.0%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,271,176
1,800,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	1,982,878
		JPMorgan Chase Bank, N.A.
14,000,000	HKD	0.000%, 10/29/20*	1,854,253
4,200,000		0.000%, 12/30/20	4,386,417
220,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	2,015,388

			11,510,112

		Health Care (1.6%)
1,800,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	1,703,698
1,326,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	1,329,576

			3,033,274

		Industrials (2.9%)
2,350,000		Echo Global Logistics, Inc. 2.500%, 05/01/20	2,336,875
3,270,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	3,213,789

			5,550,664

		Information Technology (7.0%)
840,000		Atlassian, Inc.* 0.625%, 05/01/23	962,917
1,035,000		DocuSign, Inc.* 0.500%, 09/15/23	970,297
1,000,000		Envestnet, Inc. 1.750%, 12/15/19	1,035,160
60,000,000	JPY	GMO Payment Gateway, Inc. 0.000%, 06/19/23	572,317

PRINCIPAL AMOUNT		VALUE
3,060,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	$2,975,590
2,045,000	Splunk, Inc.*^ 0.500%, 09/15/23	1,957,085
790,000	Twilio, Inc.* 0.250%, 06/01/23	987,216
1,780,000	Workday, Inc.^ 0.250%, 10/01/22	1,978,710
2,050,000	Xero Investments, Ltd. 2.375%, 10/04/23	1,870,195

		13,309,487

	Materials (2.5%)
1,560,000	Cemex, SAB de CV 3.720%, 03/15/20	1,537,505
3,600,000	Glencore Funding, LLC 0.000%, 03/27/25	3,242,430

		4,779,935

	Real Estate (0.3%)
558,000	AYC Finance, Ltd. 0.500%, 05/02/19	561,136

	TOTAL CONVERTIBLE BONDS (Cost $54,382,992)	51,463,302

SYNTHETIC CONVERTIBLE SECURITIES (6.7%)¤
Corporate Bond (0.6%)
	Information Technology (0.6%)
1,080,000	Apple, Inc. 2.000%, 11/13/20	1,057,039

U.S. Government and Agency Securities (5.5%)
	United States Treasury Note
2,205,000	1.875%, 05/31/22	2,124,580
2,200,000	1.875%, 10/31/22	2,110,004
2,125,000	1.750%, 10/31/20	2,078,695
2,095,000	2.625%, 08/15/20^	2,086,022
2,080,000	2.625%, 11/15/20	2,069,327

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	10,468,628

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.6%)#
	Consumer Discretionary (0.2%)
34 5,433,234	Amazon.com, Inc. Call, 11/16/18, Strike $1,900.00	4,709
8 1,499,664	Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	196,000
280 2,357,320	Paypal Holdings, Inc. Call, 01/18/19, Strike $90.00	73,080
350 1,894,550	Sony Corp. Call, 01/18/19, Strike $62.50	21,000

		294,789

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Global Growth and Income Fund    Schedule of Investments October 31, 2018

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Health Care (0.0%)
66 2,053,590	Illumina, Inc. Call, 12/21/18, Strike $330.00	$51,150

	Industrials (0.0%)
285 1,962,510	CSX Corp. Call, 01/18/19, Strike $75.00	34,200

	Information Technology (0.1%)
250 2,296,000	Worldpay, Inc. Call, 01/18/19, Strike $95.00	103,750
250 2,134,250	Xilinx, Inc. Call, 01/18/19, Strike $85.00	145,000

		248,750

	Other (0.3%)
	iShares 20+ Year Treasury Bond
865 9,824,670	Call, 01/18/19, Strike $125.00	11,245
840 9,540,720	Call, 03/15/19, Strike $120.00	64,680
720 3,948,480	iShares MSCI Japan ETF Call, 01/18/19, Strike $60.00	10,440
475 12,854,925	SPDR S&P 500 ETF Trust Call, 01/18/19, Strike $267.00	531,762

		618,127

	TOTAL PURCHASED OPTIONS	1,247,016

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $14,003,883)	12,772,683

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.7%)
	Communication Services (2.7%)
32,160	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	5,186,910

	Industrials (0.6%)
20,300	Rexnord Corp. 5.750%, 11/15/19	1,160,551

	Real Estate (0.9%)
1,580	Crown Castle International Corp. 6.875%, 08/01/20	1,651,100

	Utilities (2.5%)
43,500	DTE Energy Company 6.500%, 10/01/19	2,319,855
41,100	NextEra Energy, Inc.^ 6.123%, 09/01/19	2,383,800

		4,703,655

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,849,203)	12,702,216

NUMBER OF SHARES			VALUE
COMMON STOCKS (54.5%)
		Communication Services (7.5%)
2,670		Alphabet, Inc. - Class A#	$2,911,849
9,800		Facebook, Inc. - Class A#	1,487,542
5,800	JPY	Nintendo Company, Ltd.	1,810,776
74,800	HKD	Tencent Holdings, Ltd.	2,562,593
24,600		Verizon Communications, Inc.	1,404,414
35,100		Walt Disney Company^	4,030,533

			14,207,707

		Consumer Discretionary (2.6%)
12,400		Aptiv, PLC	952,320
32,100	EUR	Daimler, AG	1,901,495
3,900	EUR	Puma, SE	2,005,455

			4,859,270

		Consumer Staples (8.7%)
49,800		Coca-Cola Company	2,384,424
14,000	EUR	Danone, SA	991,387
55,700	GBP	Diageo, PLC	1,925,633
19,200	EUR	Kerry Group, PLC - Class A	1,964,831
38,500	CHF	Nestlé, SA	3,250,289
10,500		Philip Morris International, Inc.	924,735
18,900	JPY	Pigeon Corp.	799,323
19,083	EUR	Unilever, NV	1,025,425
32,600		Walmart, Inc.	3,269,128

			16,535,175

		Energy (5.4%)
12,800		Chevron Corp.	1,429,120
5,300		CNOOC, Ltd.	897,025
24,500		Exxon Mobil Corp.	1,952,160
18,400		Marathon Petroleum Corp.	1,296,280
81,800	EUR	Royal Dutch Shell, PLC - Class A	2,598,086
42,800		Schlumberger, Ltd.	2,196,068

			10,368,739

		Financials (11.1%)
113,900		Bank of America Corp.	3,132,250
10,500		Cboe Global Markets, Inc.	1,184,925
133,563	CHF	Credit Suisse Group, AG#	1,746,157
19,350	EUR	Deutsche Böerse, AG	2,445,308
11,000		Goldman Sachs Group, Inc.	2,479,070
75,100	INR	HDFC Bank, Ltd.	1,944,145
29,200		JPMorgan Chase & Company	3,183,384
111,675	GBP	Prudential, PLC	2,236,139
7,950		S&P Global, Inc.	1,449,444
27,200		US Bancorp	1,421,744

			21,222,566

128	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES			VALUE

		Health Care (7.9%)
19,500		Alexion Pharmaceuticals, Inc.#	$2,185,365
5,234		Anthem, Inc.	1,442,333
21,400	GBP	AstraZeneca, PLC	1,636,878
14,000		Baxter International, Inc.	875,140
6,600		Edwards Lifesciences Corp.#	974,160
5,000		Humana, Inc.	1,602,050
34,300		Johnson & Johnson	4,801,657
9,300		Laboratory Corp. of America Holdings#	1,493,115

			15,010,698

		Industrials (1.8%)
27,500		Delta Air Lines, Inc.	1,505,075
11,500	JPY	FANUC Corp.	2,000,619

			3,505,694

		Information Technology (9.5%)
59,000		Advanced Micro Devices, Inc.#	1,074,390
19,000		Apple, Inc.	4,158,340
8,425	EUR	ASML Holding, NV	1,451,156
2,100	CAD	Constellation Software, Inc.	1,445,266
117,000	SEK	LM Ericsson Telephone Company - Class B	1,018,691
15,700		MasterCard, Inc. - Class A	3,103,419
28,500		Microsoft Corp.	3,044,085
374,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,807,761

			18,103,108

		TOTAL COMMON STOCKS (Cost $88,912,553)	103,812,957

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.3%)#
		Other (0.3%)
280 4,754,960		Invesco QQQ Trust Series Put, 01/18/19, Strike $170.00	211,120
500 1,964,500		iShares China Large-Cap ETF Put, 01/18/19, Strike $39.00	96,000
770 4,809,420		iShares MSCI EAFE ETF Put, 01/18/19, Strike $62.00	138,215
485 1,899,260		iShares MSCI Emerging Markets ETF Put, 01/18/19, Strike $39.00	87,300

		TOTAL PURCHASED OPTIONS (Cost $442,412)	532,635

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (5.5%)
5,194,930	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	$5,196,489
5,191,962	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	5,191,962

	TOTAL SHORT TERM INVESTMENTS (Cost $10,388,451)	10,388,451

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.1%)
2,140,313	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***† (Cost $2,140,313)	2,140,313

TOTAL INVESTMENTS (101.8%) (Cost $181,119,807)		193,812,557

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.1%)		(2,140,313)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(1,335,716)

NET ASSETS (100.0%)		$190,336,528

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	129

Global Growth and Income Fund    Schedule of Investments October 31, 2018

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
SEK	Swedish Krona
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$142,530,370	73.5%
European Monetary Unit	19,340,895	10.0%
Japanese Yen	8,183,911	4.2%
British Pound Sterling	5,798,650	3.0%
Swiss Franc	4,996,446	2.6%
Hong Kong Dollar	4,416,846	2.3%
New Taiwan Dollar	2,807,761	1.5%
Canadian Dollar	2,774,842	1.4%
Indian Rupee	1,944,145	1.0%
Swedish Krona	1,018,691	0.5%
Total Investments	$193,812,557	100.0%

Currency exposure may vary over time.

130	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (55.7%)
	Communication Services (3.3%)
250,000	British Telecommunications, PLC 2.350%, 02/14/19	$249,510
250,000	Comcast Corp. 3.900%, 03/01/38	223,901
110,000	Crown Castle Towers, LLC* 3.720%, 07/15/23	109,600
300,000	Electronic Arts, Inc. 4.800%, 03/01/26	308,716
150,000	Embarq Corp. 7.995%, 06/01/36	143,277
110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	105,079
150,000	Sprint Corp. 7.125%, 06/15/24	153,436
200,000	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 4.738%, 03/20/25	200,331
125,000	United States Cellular Corp. 6.700%, 12/15/33	128,023
250,000	Verizon Communications, Inc. 3.500%, 11/01/24	244,919

		1,866,792

	Consumer Discretionary (6.7%)
200,000	Allergan Funding SCS^ 3.800%, 03/15/25	193,022
350,000	BMW US Capital, LLC* 3.100%, 04/12/21	346,748
275,000	Cargill, Inc.* 3.250%, 03/01/23	270,385
150,000	CCO Holdings, LLC / CCO Holdings Capital Corp.*^ 5.750%, 02/15/26	148,898
250,000	D.R. Horton, Inc. 4.750%, 02/15/23	254,491
150,000	DISH DBS Corp.^ 7.750%, 07/01/26	133,261
250,000	Expedia Group, Inc. 5.950%, 08/15/20	259,750
250,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	258,645
250,000	General Motors Financial Company, Inc.^ 3.700%, 05/09/23	242,309
250,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	245,859
250,000	Hasbro, Inc. 3.150%, 05/15/21	246,949
150,000	L Brands, Inc. 5.625%, 02/15/22	152,403
150,000	Lennar Corp. 4.750%, 11/15/22	148,972

PRINCIPAL AMOUNT		VALUE
200,000	Mattel, Inc.*^ 6.750%, 12/31/25	$191,505
250,000	Starbucks Corp. 3.100%, 03/01/23	243,951
180,904	US Airways Series 2012-2, Class B Pass Through Trust 6.750%, 06/03/21	189,708
250,000	Warner Media, LLC 3.600%, 07/15/25	237,143

		3,763,999

	Consumer Staples (3.6%)
250,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	237,595
200,000	Brown-Forman Corp. 3.500%, 04/15/25	196,453
250,000	Conagra Brands, Inc. 3.800%, 10/22/21	250,659
400,000	General Mills, Inc. 2.600%, 10/12/22	382,292
250,000	Hershey Company 3.375%, 05/15/23	248,706
250,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 7.250%, 06/01/21	253,434
250,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	238,127
250,000	WM Wrigley Jr. Company*^ 3.375%, 10/21/20	250,199

		2,057,465

	Energy (2.6%)
200,000	Buckeye Partners, LP‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	183,465
150,000	CenterPoint Energy Houston Electric, LLC^ 3.950%, 03/01/48	139,915
150,000	Continental Resources, Inc.^ 4.500%, 04/15/23	150,592
175,000	Energy Transfer, LP‡ 5.559%, 11/01/66 3 mo. USD LIBOR + 3.02%	150,934
250,000	Enterprise Products Operating, LLC^‡ 4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	233,475
175,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	164,034
190,000	Rochester Gas & Electric Corp.* 3.100%, 06/01/27	179,857
250,000	Schlumberger Investment, SA*^ 3.300%, 09/14/21	248,699

		1,450,971

See accompanying Notes to Schedule of Investments	www.calamos.com	131

Total Return Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE

	Financials (17.6%)
100,000	Ally Financial, Inc. 8.000%, 11/01/31	$120,379
250,000	American Express Company 3.000%, 10/30/24	236,945
250,000	AON Corp. 5.000%, 09/30/20	257,164
350,000	Axis Specialty Finance, PLC^ 4.000%, 12/06/27	328,305
450,000	Bank of America Corp.‡ 3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	430,186
300,000	Bank of Montreal 1.900%, 08/27/21	287,696
300,000	Bank of Nova Scotia 2.450%, 09/19/22	288,211
350,000	Capital One Financial Corp.^ 3.200%, 01/30/23	338,562
350,000	Charles Schwab Corp.‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	333,102
250,000	CIT Group, Inc. 4.125%, 03/09/21	249,606
250,000	Citigroup, Inc.‡ 3.520%, 10/27/28 3 mo. USD LIBOR + 1.15%	231,829
140,000	Dell International, LLC / EMC Corp.* 6.020%, 06/15/26	145,241
350,000	Discover Bank 3.450%, 07/27/26	322,507
250,000	EPR Properties 4.950%, 04/15/28	242,389
250,000	Franklin Resources, Inc. 2.850%, 03/30/25	234,061
400,000	Goldman Sachs Group, Inc.‡ 3.814%, 04/23/29 3 mo. USD LIBOR + 1.16%	376,352
250,000	ILFC E-Capital Trust II*‡ 5.030%, 12/21/65 3 mo. USD LIBOR + 1.80%	222,623
150,000	Iron Mountain, Inc.* 5.250%, 03/15/28	135,220
300,000	JPMorgan Chase & Company^‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	288,871
350,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	347,424
250,000	Markel Corp.^ 3.500%, 11/01/27	230,979
400,000	MetLife, Inc. 6.400%, 12/15/36	415,998
250,000	Morgan Stanley 2.500%, 04/21/21	243,619

PRINCIPAL AMOUNT		VALUE
250,000	Nuveen, LLC* 4.000%, 11/01/28	$250,300
300,000	Oil Insurance, Ltd.*‡ 5.378%, 12/03/18 3 mo. USD LIBOR + 2.98%	290,671
250,000	PNC Bank NA 3.500%, 06/08/23	248,479
850,000	Private Export Funding Corp.* 2.650%, 02/16/21	841,814
250,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	233,826
250,000	Torchmark Corp.^ 4.550%, 09/15/28	249,074
250,000	Toronto-Dominion Bank 2.125%, 04/07/21	243,078
200,000	Travelers Companies, Inc.^ 4.050%, 03/07/48	186,956
250,000	US Bancorp 3.600%, 09/11/24	246,470
350,000	USAA Capital Corp.* 2.000%, 06/01/21	337,470
250,000	Ventas Realty, LP^ 4.000%, 03/01/28	239,441
250,000	Wells Fargo & Company^ 4.400%, 06/14/46	226,906

		9,901,754

	Health Care (3.9%)
250,000	AbbVie, Inc. 2.850%, 05/14/23	239,136
200,000	Aetna, Inc. 2.750%, 11/15/22	192,072
150,000	CVS Health Corp.^ 4.780%, 03/25/38	144,531
150,000	DaVita, Inc.^ 5.125%, 07/15/24	143,477
150,000	HCA, Inc.^ 4.500%, 02/15/27	146,092
200,000	Humana, Inc. 3.850%, 10/01/24	196,921
250,000	Johnson & Johnson 3.400%, 01/15/38	225,076
100,000	Magellan Health, Inc. 4.400%, 09/22/24	96,143
400,000	Teva Pharmaceutical Finance IV, BV^ 3.650%, 11/10/21	383,274
200,000	Thermo Fisher Scientific, Inc. 3.150%, 01/15/23	195,127
250,000	UnitedHealth Group, Inc. 2.875%, 03/15/22	245,455

		2,207,304

132	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE

	Industrials (3.9%)
205,000	Aircastle, Ltd.^ 5.000%, 04/01/23	$208,068
400,000	Delta Air Lines, Inc. 3.625%, 03/15/22	393,874
250,000	General Dynamics Corp. 3.375%, 05/15/23	249,231
95,253	Hawaiian Airlines Series 2013-1, Class B Pass Through Certificates 4.950%, 01/15/22	95,291
200,000	IHO Verwaltungs GmbH* 4.125%, 09/15/21 4.875% PIK rate	194,311
200,000	Rockwell Collins, Inc. 2.800%, 03/15/22	194,143
250,000	Southwest Airlines Company 2.750%, 11/06/19	248,905
200,000	United Airlines Series 2018-1, Class B Pass Through Trust 4.600%, 03/01/26	200,981
175,000	United Parcel Service, Inc.^ 2.500%, 04/01/23	168,168
250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	252,435

		2,205,407

	Information Technology (3.8%)
200,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	203,899
250,000	Amphenol Corp. 4.000%, 02/01/22	252,631
500,000	Apple, Inc. 4.375%, 05/13/45	499,655
250,000	Fiserv, Inc. 3.500%, 10/01/22	247,866
250,000	Hewlett Packard Enterprise Company^ 4.900%, 10/15/25	254,321
250,000	Microsoft Corp. 4.100%, 02/06/37	250,955
185,000	Nuance Communications, Inc.^ 6.000%, 07/01/24	188,006
250,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/01/21	249,295

		2,146,628

	Materials (1.4%)
200,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	209,952
175,000	ArcelorMittal, SA^ 7.000%, 10/15/39	194,137
250,000	Georgia-Pacific, LLC*^ 3.600%, 03/01/25	245,925
140,000	Kinross Gold Corp. 4.500%, 07/15/27	125,521

		775,535

PRINCIPAL AMOUNT		VALUE

	Real Estate (4.1%)
500,000	American Tower Corp. 5.900%, 11/01/21	$529,947
250,000	Federal Realty Investment Trust^ 3.250%, 07/15/27	232,783
250,000	HCP, Inc. 4.200%, 03/01/24	248,275
300,000	Hospitality Properties Trust 3.950%, 01/15/28	269,962
100,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	94,122
300,000	SL Green Operating Partnership, LP 3.250%, 10/15/22	289,791
100,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	96,163
400,000	Tanger Properties, LP 3.875%, 07/15/27	372,044
200,000	UDR, Inc. 4.625%, 01/10/22	204,219

		2,337,306

	Utilities (4.8%)
250,000	AES Corp.^ 4.000%, 03/15/21	248,250
500,000	Alabama Power Company 2.450%, 03/30/22	482,630
150,000	Berkshire Hathaway Energy Company^ 3.800%, 07/15/48	130,738
250,000	CenterPoint Energy, Inc. 3.850%, 02/01/24	250,141
	Duke Energy Carolinas, LLC
200,000	3.050%, 03/15/23	196,828
150,000	3.700%, 12/01/47	132,278
250,000	Exelon Corp. 2.450%, 04/15/21	243,220
100,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	96,793
150,000	Northern States Power Co. 3.750%, 12/01/47	133,922
150,000	PECO Energy Company 3.900%, 03/01/48	138,198
175,000	PPL Capital Funding, Inc.^‡ 5.051%, 03/30/67 3 mo. USD LIBOR + 2.67%	170,612
150,000	Public Service Electric & Gas Company 3.600%, 12/01/47	133,625
350,000	Southern California Edison Company 3.400%, 06/01/23	345,751

		2,702,986

	Total Corporate Bonds (Cost $32,309,181)	31,416,147

See accompanying Notes to Schedule of Investments	www.calamos.com	133

Total Return Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
BANK LOANS (4.4%) ‡
	Communication Services (0.6%)
348,250	CSC Holdings, LLC 4.780%, 01/25/26 1 mo. LIBOR + 2.50%	$348,522

	Financials (1.3%)
250,000	Resideo Funding, Inc. 4.490%, 10/24/25 1 mo. LIBOR + 2.00%	251,095
250,000	Level 3 Financing, Inc.! 0.000%, 02/22/24	250,488
222,727	GLP Financing, LLC 3.780%, 04/28/21 1 mo. LIBOR + 1.50%	221,057

		722,640

	Health Care (1.0%)
297,733	Mallinckrodt International Finance, SA 5.136%, 09/24/24 1 mo. LIBOR + 2.75%	294,267
274,249	Amneal Pharmaceuticals, LLC 5.813%, 05/04/25 1 mo. LIBOR + 3.50%	276,340

		570,607

	Industrials (1.0%)
297,750	TransDigm, Inc. 4.802%, 08/22/24 1 mo. LIBOR + 2.50%	296,852
273,625	Scientific Games International, Inc. 5.046%, 08/14/24 1 mo. LIBOR + 2.75%	271,353

		568,205

	Information Technology (0.5%)
275,000	First Data Corp. 4.287%, 04/26/24 1 mo. LIBOR + 2.00%	273,826

	TOTAL BANK LOANS (Cost $2,495,829)	2,483,800

U.S. GOVERNMENT AND AGENCY SECURITIES (26.1%)
564,027	Federal Home Loan Mortgage Corp. 3.500%, 11/01/47	549,495
	Federal National Mortgage Association
1,071,278	3.000%, 07/01/46	1,014,877
916,185	3.500%, 08/01/47	892,399
674,090	4.000%, 04/01/48	674,435
561,232	4.500%, 04/01/48	575,207
489,927	4.000%, 03/01/47	490,684
458,850	3.000%, 02/01/33	450,507
836,061	Freddie Mac Multifamily Structured Class A1 Pass Through Certificates 2.892%, 06/25/27	812,259
460,000	Freddie Mac Multifamily Structured Class A2 Pass Through Certificates 3.350%, 01/25/28	445,412

PRINCIPAL AMOUNT		VALUE
	Government National Mortgage Association II Pool
841,464	3.500%, 10/20/47	$827,218
561,457	3.000%, 10/20/47	537,062
	United States Treasury Bond
1,850,000	2.750%, 08/15/47^	1,632,311
1,250,000	3.500%, 02/15/39	1,286,692
750,000	2.875%, 11/15/46^	680,188
600,000	3.000%, 05/15/47	557,339
250,000	3.125%, 05/15/48	237,688
	United States Treasury Inflation Indexed Note
1,277,750	0.500%, 01/15/28	1,208,157
531,620	0.375%, 07/15/25	509,434
	United States Treasury Note
600,000	2.875%, 07/31/25	593,153
500,000	2.125%, 03/31/24	478,117
250,000	2.875%, 05/31/25	247,293

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $15,483,564)	14,699,927

ASSET BACKED SECURITIES (12.3%)
680,000	Ally Master Owner Trust Series 2018-1, Class A2 2.700%, 01/17/23	670,667
500,000	American Express Credit Account Master Trust Series 2017-6, Class A 2.040%, 05/15/23	489,348
500,000	BMW Floorplan Master Owner Trust Series 2018-1, Class A1* 3.150%, 05/15/23	497,684
250,000	Credit Acceptance Auto Loan Trust Series 2018-3A, Class A* 3.550%, 08/15/27	249,615
534,000	Dell Equipment Finance Trust Series 2017-2, Class A3* 2.190%, 10/24/22	528,671
235,000	Dell Equipment Finance Trust Series 2017-2, Class B* 2.470%, 10/24/22	231,467
200,000	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	199,148
500,000	Ford Credit Floorplan Master Owner Trust Series 2018-1, Class A1 2.950%, 05/15/23	495,586
500,000	Golden Credit Card Trust Series 2018-1A, Class A* 2.620%, 01/15/23	492,350
350,000	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	349,395

134	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
500,000	Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3* 3.040%, 10/15/21	$498,701
300,000	OSCAR US Funding Trust IX, LLC Series 2018-2A, Class A3* 3.390%, 09/12/22	298,590
400,000	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	389,847
500,000	SoFi Professional Loan Program LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	480,964
400,000	Verizon Owner Trust Series 2018-1A, Class A1A* 2.820%, 09/20/22	397,000
200,000	Verizon Owner Trust Series 2018-A, Class A1A 3.230%, 04/20/23	199,560
492,000	World Financial Network Credit Card Master Trust Series 2017-A, Class A 2.120%, 03/15/24	483,359

	TOTAL ASSET BACKED SECURITIES (Cost $7,031,953)	6,951,952

RESIDENTIAL MORTGAGE BACKED SECURITY (1.3%)
741,865	SBA Small Business Investment Companies Series 2017-10B, Class 1 2.518%, 09/10/27 (Cost $741,865)	705,131

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.4%)
122,761	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	122,798
122,770	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	122,770

	TOTAL SHORT TERM INVESTMENTS (Cost $245,568)	245,568

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.8%)
3,061,405	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	$3,061,405
2,472,422	State Street Navigator Securities Lending Government Money Market Portfolio†	2,472,422

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,533,827)	5,533,827

TOTAL INVESTMENTS (110.0%) (Cost $63,841,787)		62,036,352

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.8%)		(5,533,827)

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(93,139)

NET ASSETS (100.0%)		$56,409,386

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2018.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	135

High Income Opportunities Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (83.7%)
	Communication Services (10.5%)
200,000	Altice Financing, SA*^ 7.500%, 05/15/26	$189,353
300,000	Altice France, SA* 7.375%, 05/01/26	288,001
200,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.*^ 7.500%, 04/01/28	207,472
145,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	132,046
80,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	73,710
335,000	CSC Holdings, LLC*^ 5.500%, 04/15/27	322,677
682,000	Embarq Corp. 7.995%, 06/01/36	651,433
	Frontier Communications Corp.^
355,000	11.000%, 09/15/25	261,271
265,000	7.625%, 04/15/24	159,723
60,000	8.500%, 04/01/26*	55,864
	Hughes Satellite Systems Corp.
170,000	6.625%, 08/01/26^	162,205
30,000	5.250%, 08/01/26	28,658
300,000	Inmarsat Finance, PLC*^ 4.875%, 05/15/22	294,487
	Intelsat Jackson Holdings, SA
195,000	9.750%, 07/15/25*	204,383
140,000	8.000%, 02/15/24*^	146,593
118,000	7.500%, 04/01/21^	119,475
75,000	8.500%, 10/15/24*	74,140
65,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	53,446
155,000	Qwest Corp. 6.875%, 09/15/33	150,255
	Sprint Corp.
595,000	7.875%, 09/15/23^	635,829
425,000	7.125%, 06/15/24	434,737
140,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	130,035
25,000	Telecom Italia Capital, SA 6.000%, 09/30/34	22,583
231,000	United States Cellular Corp. 6.700%, 12/15/33	236,586
	Windstream Services, LLC / Windstream Finance Corp.
135,000	8.625%, 10/31/25*	126,306
42,000	7.750%, 10/01/21	26,602
24,000	10.500%, 06/30/24*	19,592

		5,207,462

	Consumer Discretionary (11.5%)
70,000	American Greetings Corp.* 7.875%, 02/15/25	62,378

PRINCIPAL AMOUNT		VALUE
195,000	Beverages & More, Inc.* 11.500%, 06/15/22	$153,218
140,000	Boyd Gaming Corp. 6.000%, 08/15/26	136,086
155,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	144,434
	CCO Holdings, LLC / CCO Holdings Capital Corp.
365,000	5.125%, 05/01/27*	344,237
110,000	5.750%, 09/01/23^	111,049
80,000	5.000%, 02/01/28*^	74,794
	Century Communities, Inc.
259,000	6.875%, 05/15/22	259,449
85,000	5.875%, 07/15/25	77,032
263,000	Dana, Inc. 5.500%, 12/15/24	253,532
	DISH DBS Corp.^
200,000	5.875%, 11/15/24	170,254
150,000	7.750%, 07/01/26	133,261
270,000	Eldorado Resorts, Inc.^ 6.000%, 04/01/25	267,709
375,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	355,500
20,000	GameStop Corp.*^ 6.750%, 03/15/21	20,176
110,000	goeasy, Ltd.* 7.875%, 11/01/22	114,125
135,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	132,391
200,000	International Game Technology, PLC*^ 6.250%, 01/15/27	197,694
380,000	L Brands, Inc.^ 6.875%, 11/01/35	323,129
170,000	M/I Homes, Inc. 5.625%, 08/01/25	157,050
305,000	Mattel, Inc.*^ 6.750%, 12/31/25	292,045
200,000	Mclaren Finance, PLC* 5.750%, 08/01/22	189,757
155,000	Meritage Homes Corp. 6.000%, 06/01/25	151,254
285,000	Penske Automotive Group, Inc.^ 5.375%, 12/01/24	276,684
	PetSmart, Inc.*^
175,000	5.875%, 06/01/25	137,577
35,000	8.875%, 06/01/25	24,523
	Rite Aid Corp.
325,000	7.700%, 02/15/27	227,705
85,000	6.125%, 04/01/23*^	72,409
320,000	Salem Media Group, Inc.* 6.750%, 06/01/24	288,109
135,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	125,551

136	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
150,000	Sotheby’s* 4.875%, 12/15/25	$139,094
140,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	141,805
50,832	US Airways Series 2012-2, Class B Pass Through Trust 6.750%, 06/03/21	53,306
120,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	112,907

		5,720,224

	Consumer Staples (4.2%)
150,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	133,345
160,000	Fresh Market, Inc.* 9.750%, 05/01/23	117,400
	JBS USA LUX, SA / JBS USA Finance, Inc.*
765,000	7.250%, 06/01/21	775,507
205,000	6.750%, 02/15/28	200,134
	New Albertson’s, Inc.
145,000	7.450%, 08/01/29	122,280
90,000	7.750%, 06/15/26	79,325
70,000	8.000%, 05/01/31	60,310
	Pilgrim’s Pride Corp.*
220,000	5.875%, 09/30/27	200,342
60,000	5.750%, 03/15/25^	56,073
	Post Holdings, Inc.*
170,000	5.750%, 03/01/27	162,581
30,000	5.625%, 01/15/28	28,263
	Simmons Foods, Inc.*^
84,000	7.750%, 01/15/24	85,226
65,000	5.750%, 11/01/24	47,653

		2,068,439

	Energy (13.6%)
45,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	44,811
82,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	80,928
145,000	Buckeye Partners, LP‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	133,012
275,000	Calfrac Holdings, LP* 8.500%, 06/15/26	247,908
205,000	California Resources Corp.*^ 8.000%, 12/15/22	182,893
375,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	369,127
145,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	139,853
110,000	Cheniere Energy Partners, LP* 5.625%, 10/01/26	108,384
	Chesapeake Energy Corp.
150,000	8.000%, 01/15/25^	152,144

PRINCIPAL AMOUNT		VALUE
120,000	7.000%, 10/01/24	$117,667
85,000	Comstock Escrow Corp.* 9.750%, 08/15/26	82,171
365,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	326,784
75,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	71,948
	Denbury Resources, Inc.
120,000	5.500%, 05/01/22^	104,308
80,000	9.250%, 03/31/22*^	83,510
55,000	7.500%, 02/15/24*	53,994
75,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	74,113
555,000	Energy Transfer, LP‡ 5.559%, 11/01/66 3 mo. USD LIBOR + 3.02%	478,676
	Enterprise Products Operating, LLC‡
225,000	4.875%, 08/16/77^ 3 mo. USD LIBOR + 2.99%	210,128
55,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	49,271
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
105,000	7.750%, 05/15/26^	104,768
100,000	9.375%, 05/01/24	76,143
	Genesis Energy, LP / Genesis Energy Finance Corp.
150,000	6.500%, 10/01/25	139,369
150,000	6.250%, 05/15/26	136,325
	Gulfport Energy Corp.^
130,000	6.375%, 05/15/25	123,297
100,000	6.000%, 10/15/24	94,104
110,000	Halcon Resources Corp. 6.750%, 02/15/25	100,356
183,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	198,540
135,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	133,553
110,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	99,078
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	48,198
15,000	Nabors Industries, Inc.^ 5.750%, 02/01/25	13,845
80,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	81,293
15,000	Northern Oil and Gas, Inc.* 9.500%, 05/15/23 9.500% PIK rate	15,492
95,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	93,387

See accompanying Notes to Schedule of Investments	www.calamos.com	137

High Income Opportunities Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
150,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	$148,642
150,000	PDC Energy, Inc. 5.750%, 05/15/26	137,882
125,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/20	125,252
150,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	140,601
55,000	QEP Resources, Inc.^ 5.625%, 03/01/26	51,856
205,000	SESI, LLC^ 7.750%, 09/15/24	201,635
60,000	SM Energy Company^ 6.750%, 09/15/26	60,176
135,000	Southwestern Energy Company 7.500%, 04/01/26	137,481
100,000	Sunoco, LP / Sunoco Finance Corp.*^ 5.500%, 02/15/26	95,788
30,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.* 5.875%, 04/15/26	30,247
30,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	28,212
27,000	Transocean Pontus, Ltd.* 6.125%, 08/01/25	26,877
145,000	Transocean, Inc.*^ 7.500%, 01/15/26	142,586
150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	139,439
215,000	W&T Offshore, Inc.* 9.750%, 11/01/23	208,349
285,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	218,395
150,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	150,050
145,000	WildHorse Resource Development Corp. 6.875%, 02/01/25	144,471

		6,757,317

	Financials (12.4%)
295,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	264,385
510,000	Ally Financial, Inc. 8.000%, 11/01/31	613,930
145,000	Amwins Group, Inc.* 7.750%, 07/01/26	149,170
275,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	256,708
315,000	AssuredPartners, Inc.* 7.000%, 08/15/25	310,214

PRINCIPAL AMOUNT		VALUE
150,000	Bank of America Corp.‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	$145,782
145,000	Bank of Nova Scotia‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	134,573
285,000	Charles Schwab Corp.‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	271,240
120,000	Dell International, LLC / EMC Corp.* 6.020%, 06/15/26	124,492
150,000	Discover Financial Services‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	142,013
65,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	63,643
135,000	HUB International, Ltd.*^ 7.000%, 05/01/26	132,039
160,000	ILFC E-Capital Trust II*‡ 5.030%, 12/21/65 3 mo. USD LIBOR + 1.80%	142,478
305,000	Iron Mountain, Inc.* 5.250%, 03/15/28	274,947
625,000	Jefferies Finance, LLC* 7.250%, 08/15/24	611,259
140,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	130,032
150,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	147,045
175,000	LPL Holdings, Inc.* 5.750%, 09/15/25	170,010
	MetLife, Inc.
260,000	6.400%, 12/15/36	270,399
15,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR + 2.96%	14,992
285,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	285,023
	Navient Corp.^
225,000	6.750%, 06/25/25	220,244
89,000	6.500%, 06/15/22	90,867
400,000	Oil Insurance, Ltd.*‡ 5.378%, 12/03/18 3 mo. USD LIBOR + 2.98%	387,562
270,000	Quicken Loans, Inc.* 5.750%, 05/01/25	260,682
	Springleaf Finance Corp.
185,000	6.875%, 03/15/25	177,341
140,000	7.125%, 03/15/26	132,826
310,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	272,197

		6,196,093

138	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE

	Health Care (10.2%)
180,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	$183,640
	Bausch Health Cos., Inc.*
300,000	9.000%, 12/15/25	313,414
275,000	8.500%, 01/31/27	281,484
135,000	9.250%, 04/01/26	141,944
125,000	7.500%, 07/15/21^	126,988
	Community Health Systems, Inc.
388,000	8.125%, 06/30/24*^	305,503
40,000	6.875%, 02/01/22	20,302
500,000	DaVita, Inc.^ 5.125%, 07/15/24	478,255
525,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.*^ 6.000%, 07/15/23	453,477
	HCA, Inc.
785,000	5.375%, 02/01/25	791,190
130,000	7.500%, 11/06/33	141,142
200,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	210,578
150,000	Magellan Health, Inc. 4.400%, 09/22/24	144,214
175,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	150,760
60,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	51,725
	Tenet Healthcare Corp.
435,000	6.750%, 06/15/23^	434,239
300,000	4.625%, 07/15/24	289,341
190,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	172,758
	Teva Pharmaceutical Finance Netherlands III, BV
200,000	6.000%, 04/15/24	199,239
95,000	2.800%, 07/21/23	83,942
125,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	117,788

		5,091,923

	Industrials (10.5%)
200,000	ACCO Brands Corp.* 5.250%, 12/15/24	187,766
175,000	Allison Transmission, Inc.* 4.750%, 10/01/27	160,872
85,000	Apergy Corp.* 6.375%, 05/01/26	86,352
209,138	ARD Securities Finance Sarl*^ 8.750%, 01/31/23 8.750% PIK rate	201,493
150,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	134,821
220,000	Bombardier, Inc.*^ 7.500%, 03/15/25	220,608

PRINCIPAL AMOUNT		VALUE
	Covanta Holding Corp.
160,000	5.875%, 03/01/24	$160,338
45,000	5.875%, 07/01/25^	43,991
155,000	Delphi Technologies, PLC* 5.000%, 10/01/25	139,960
85,000	Energizer Gamma Acquisition, Inc.*^ 6.375%, 07/15/26	85,113
200,000	Fly Leasing, Ltd. 5.250%, 10/15/24	191,496
30,000	FXI Holdings, Inc.*^ 7.875%, 11/01/24	28,119
257,000	Garda World Security Corp.* 7.250%, 11/15/21	255,112
265,000	Golden Nugget, Inc.* 6.750%, 10/15/24	264,821
130,000	Gray Television, Inc.*^ 5.875%, 07/15/26	125,127
155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	159,426
255,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	243,046
	Hertz Corp.^
140,000	7.375%, 01/15/21	137,527
40,000	7.625%, 06/01/22*	38,356
	Icahn Enterprises, LP
182,000	6.750%, 02/01/24	183,294
160,000	6.375%, 12/15/25	159,160
200,000	James Hardie International Finance, Ltd.*^ 4.750%, 01/15/25	186,366
150,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	134,859
80,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	81,556
205,000	Meritor, Inc.^ 6.250%, 02/15/24	202,034
145,000	Multi-Color Corp.*^ 4.875%, 11/01/25	134,332
210,000	Navistar International Corp.*^ 6.625%, 11/01/25	214,495
	Park Aerospace Holdings, Ltd.*
90,000	4.500%, 03/15/23	85,944
65,000	5.500%, 02/15/24^	64,487
315,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	316,840
140,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	130,396
105,000	Tennant Company 5.625%, 05/01/25	104,548
25,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC* 7.750%, 04/15/26	20,845
	United Rentals North America, Inc.
125,000	5.875%, 09/15/26	122,469
105,000	4.875%, 01/15/28	94,786

See accompanying Notes to Schedule of Investments	www.calamos.com	139

High Income Opportunities Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
55,000	6.500%, 12/15/26^	$55,598
75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	71,826

		5,228,179

	Information Technology (2.7%)
210,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	214,094
	Cardtronics, Inc.
67,000	5.125%, 08/01/22	65,422
55,000	5.500%, 05/01/25*	51,488
205,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	193,982
280,000	Clear Channel Worldwide Holdings, Inc.^ 7.625%, 03/15/20	280,254
130,000	CommScope Technologies, LLC* 6.000%, 06/15/25	126,602
145,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	131,172
130,000	Nuance Communications, Inc.^ 5.625%, 12/15/26	126,601
155,000	VFH Parent, LLC* 6.750%, 06/15/22	158,342

		1,347,957

	Materials (5.8%)
308,000	AK Steel Corp.^ 6.375%, 10/15/25	274,975
200,000	Alcoa Nederland Holding, BV* 7.000%, 09/30/26	210,720
565,000	ArcelorMittal, SA 7.000%, 10/15/39	626,785
335,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	314,064
55,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	55,542
200,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	184,731
200,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	191,552
85,000	JW Aluminum Continuous Cast Company*^ 10.250%, 06/01/26	85,077
110,000	Kinross Gold Corp. 4.500%, 07/15/27	98,623
140,000	New Gold, Inc.*^ 6.375%, 05/15/25	112,296
400,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	413,540
	United States Steel Corp.
290,000	6.875%, 08/15/25^	284,774
55,000	6.250%, 03/15/26	51,896

		2,904,575

PRINCIPAL AMOUNT		VALUE

	Real Estate (0.9%)
310,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	$291,778
150,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	144,245

		436,023

	Utilities (1.4%)
85,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	82,274
150,000	NRG Energy, Inc.^ 6.625%, 01/15/27	155,433
265,000	PPL Capital Funding, Inc.^‡ 5.051%, 03/30/67 3 mo. USD LIBOR + 2.67%	258,355
90,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	79,356
150,000	TerraForm Power Operating, LLC*^ 5.000%, 01/31/28	134,605

		710,023

	TOTAL CORPORATE BONDS (Cost $43,759,051)	41,668,215

CONVERTIBLE BONDS (0.7%)
	Consumer Discretionary (0.7%)
	Liberty Interactive, LLC
255,000	3.750%, 02/15/30	174,590
253,963	4.000%, 11/15/29	175,010

	TOTAL CONVERTIBLE BONDS (Cost $362,356)	349,600

BANK LOANS (10.0%)‡
	Communication Services (2.2%)
275,000	Cincinnati Bell, Inc. 5.552%, 10/02/24 1 mo. LIBOR + 3.25%	275,393
248,750	CSC Holdings, LLC 4.780%, 01/25/26 1 mo. LIBOR + 2.50%	248,944
206,296	Cumulus Media, Inc. 6.810%, 05/15/22 1 mo. LIBOR + 4.50%	204,105
150,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	154,339
193,157	New Media Holdings II, LLC 8.552%, 07/14/22 1 mo. LIBOR + 6.25%	194,606

		1,077,387

	Consumer Discretionary (1.2%)
69,825	American Greetings Corp. 6.804%, 04/06/24 1 mo. LIBOR + 4.50%	70,043
250,000	R.R. Donnelley & Sons Company 7.280%, 01/15/24 1 mo. LIBOR + 5.00%	248,437

140	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
288,750	Weight Watchers International, Inc. 7.150%, 11/29/24 1 mo. LIBOR + 4.75%	$290,871

		609,351

	Energy (0.2%)
119,400	McDermott Tech Americas, Inc. 7.302%, 05/12/25 1 mo. LIBOR + 5.00%	118,176

	Financials (1.3%)
54,725	AssuredPartners, Inc. 5.552%, 10/22/24 1 mo. LIBOR + 3.25%	54,663
273,625	Genworth Financial, Inc. 6.831%, 03/07/23 1 mo. LIBOR + 4.50%	279,783
89,091	GLP Financing, LLC 3.780%, 04/28/21 1 mo. LIBOR + 1.50%	88,423
199,500	HUB International, Ltd. 5.490%, 04/25/25 1 mo. LIBOR + 3.00%	199,188

		622,057

	Health Care (3.2%)
274,249	Amneal Pharmaceuticals, LLC 5.813%, 05/04/25 1 mo. LIBOR + 3.50%	276,340
268,125	Bausch Health Cos., Inc. 5.274%, 06/02/25 1 mo. LIBOR + 3.00%	268,597
150,000	Gentiva Health Services, Inc. 9.313%, 07/02/26 1 mo. LIBOR + 7.00%	153,656
68,416	Gentiva Health Services, Inc. 6.063%, 07/02/25 1 mo. LIBOR + 3.75%	68,801
272,922	Mallinckrodt International Finance, SA 5.136%, 09/24/24 1 mo. LIBOR + 2.75%	269,745
272,250	Ortho Clinical Diagnostics, SA 5.544%, 06/30/25 1 mo. LIBOR + 3.25%	271,706
272,922	Team Health Holdings, Inc. 5.052%, 02/06/24 1 mo. LIBOR + 2.75%	258,935

		1,567,780

	Industrials (1.1%)
273,625	Scientific Games International, Inc. 5.046%, 08/14/24 1 mo. LIBOR + 2.75%	271,353
297,750	TransDigm, Inc. 4.802%, 08/22/24 1 mo. LIBOR + 2.50%	296,852

		568,205

	Information Technology (0.5%)
250,000	BMC Software Finance, Inc.! 0.000%, 10/02/25	251,172

	Real Estate (0.3%)
144,637	iStar, Inc. 5.028%, 06/28/23 1 mo. LIBOR + 2.75%	144,909

	TOTAL BANK LOANS (Cost $4,941,731)	4,959,037

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.5%)
	Energy (1.5%)
	NuStar Energy, LP‡
25,350	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	$531,336
8,552	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	197,380

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $862,664)	728,716

COMMON STOCKS (1.9%)
	Communication Services (0.1%)
1,527	Cumulus Media, Inc. - Class A#	22,233

	Energy (1.8%)
215	Chevron Corp.	24,005
4,645	Enterprise Products Partners, LP	124,579
1,525	GasLog, Ltd.	31,202
2,915	Gulfmark Offshore, Inc.#	98,206
1,421	Gulfmark Offshore, Inc.^#	47,873
2,955	Magellan Midstream Partners, LP	182,264
3,413	Ocean Rig UDW, Inc. - Class A#	103,380
790	Schlumberger, Ltd.	40,535
3,465	Spectra Energy Partners, LP	119,543
2,200	Targa Resources Corp.^	113,674
965	Williams Companies, Inc.	23,479

		908,740

	TOTAL COMMON STOCKS (Cost $1,100,842)	930,973

SHORT TERM INVESTMENTS (0.9%)
225,883	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	225,951
225,900	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	225,900

	TOTAL SHORT TERM INVESTMENTS (Cost $451,851)	451,851

See accompanying Notes to Schedule of Investments	www.calamos.com	141

High Income Opportunities Fund    Schedule of Investments October 31, 2018

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (25.3%)
5,920,293	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***†	$5,920,293
6,662,931	State Street Navigator Securities Lending Government Money Market Portfolio†	6,662,931

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $12,583,224)	12,583,224

TOTAL INVESTMENTS (124.0%) (Cost $64,061,719)		61,671,616

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-25.3%)		(12,583,224)

OTHER ASSETS, LESS LIABILITIES (1.3%)		671,744

NET ASSETS (100.0%)		$49,760,136

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2018.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

142	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Short-Term Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (79.0%)
	Communication Services (5.6%)
225,000	AT&T, Inc. 2.450%, 06/30/20	$221,532
200,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	202,576
225,000	Comcast Corp. 3.300%, 10/01/20	224,950
100,000	Electronic Arts, Inc. 3.700%, 03/01/21	100,575
100,000	Hughes Satellite Systems Corp. 6.500%, 06/15/19	101,477

		851,110

	Consumer Discretionary (5.0%)
75,000	Allergan Funding SCS^ 2.450%, 06/15/19	74,789
100,000	American Honda Finance Corp. 2.000%, 02/14/20	98,622
100,000	D.R. Horton, Inc. 4.000%, 02/15/20	100,372
47,009	Delta Air Lines Series 2010-2, Class A Pass Through Trust 4.950%, 05/23/19	47,206
100,000	General Motors Financial Company, Inc. 3.150%, 01/15/20	99,559
75,000	Lennar Corp. 4.500%, 11/15/19	75,463
75,000	Toll Brothers Finance Corp. 6.750%, 11/01/19	77,002
100,000	Toyota Motor Credit Corp. 2.950%, 04/13/21	99,248
72,511	US Airways Series 2012-2, Class B Pass Through Trust 6.750%, 06/03/21	76,040

		748,301

	Consumer Staples (2.9%)
100,000	Anheuser-Busch InBev Finance, Inc.^ 2.650%, 02/01/21	98,081
100,000	Conagra Brands, Inc.‡ 2.908%, 10/09/20 3 mo. USD LIBOR + .50%	99,801
100,000	Constellation Brands, Inc. 2.000%, 11/07/19	98,728
150,000	Unilever Capital Corp. 3.000%, 03/07/22	148,294

		444,904

	Energy (5.9%)
225,000	Chevron Corp. 2.100%, 05/16/21	218,524

PRINCIPAL AMOUNT		VALUE
	Enterprise Products Operating, LLC
125,000	2.850%, 04/15/21	$123,046
100,000	2.550%, 10/15/19	99,434
225,000	Magellan Midstream Partners, LP 4.250%, 02/01/21	228,040
225,000	TransCanada PipeLines, Ltd. 3.800%, 10/01/20	226,617

		895,661

	Financials (25.6%)
100,000	American Express Credit Corp. 2.375%, 05/26/20	98,633
29,000	AON Corp. 5.000%, 09/30/20	29,831
100,000	AXIS Specialty Finance, LLC 5.875%, 06/01/20	103,356
100,000	Bank of America Corp.‡ 2.369%, 07/21/21 3 mo. USD LIBOR + .66%	98,126
100,000	Bank of Montreal 2.100%, 06/15/20	98,287
100,000	Bank of Nova Scotia 2.500%, 01/08/21	98,209
100,000	BB&T Corp. 3.200%, 09/03/21	99,420
100,000	BP Capital Markets, PLC 2.315%, 02/13/20	98,980
100,000	Capital One Financial Corp. 3.450%, 04/30/21	99,600
100,000	Caterpillar Financial Services Corp.^ 2.100%, 01/10/20	98,858
100,000	Charles Schwab Corp. 3.250%, 05/21/21	99,676
100,000	Chubb INA Holdings, Inc. 2.300%, 11/03/20	98,092
100,000	Citigroup, Inc. 2.400%, 02/18/20	98,924
225,000	ERP Operating, LP 4.625%, 12/15/21	231,914
225,000	Goldman Sachs Group, Inc. 2.625%, 04/25/21	220,074
100,000	Hartford Financial Services Group, Inc. 6.000%, 01/15/19	100,619
100,000	International Lease Finance Corp. 4.625%, 04/15/21	101,957
100,000	John Deere Capital Corp. 2.050%, 03/10/20	98,524
100,000	JPMorgan Chase & Company 2.250%, 01/23/20	98,839
100,000	KeyCorp 2.900%, 09/15/20	99,119
100,000	Markel Corp. 5.350%, 06/01/21	104,020

See accompanying Notes to Schedule of Investments	www.calamos.com	143

Short-Term Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
100,000	Marsh & McLennan Companies, Inc. 2.350%, 03/06/20	$98,631
100,000	MetLife, Inc. 4.750%, 02/08/21	102,757
100,000	Morgan Stanley 2.650%, 01/27/20	99,379
100,000	Prudential Financial, Inc. 2.350%, 08/15/19	99,473
100,000	Royal Bank of Canada 2.500%, 01/19/21	98,231
125,000	Shell International Finance, BV 1.875%, 05/10/21	120,887
100,000	SunTrust Banks, Inc. 2.900%, 03/03/21	98,519
	Toronto-Dominion Bank
150,000	3.150%, 09/17/20	149,904
100,000	2.550%, 01/25/21	98,382
100,000	Travelers Companies, Inc. 3.900%, 11/01/20	101,243
100,000	US Bancorp 2.350%, 01/29/21	97,906
150,000	USAA Capital Corp.* 2.000%, 06/01/21	144,630
100,000	Ventas Realty, LP / Ventas Capital Corp. 2.700%, 04/01/20	98,962
100,000	Weingarten Realty Investors 3.375%, 10/15/22	98,027
100,000	Wells Fargo & Company 2.500%, 03/04/21	97,608

		3,879,597

	Health Care (10.2%)
	AbbVie, Inc.
125,000	3.375%, 11/14/21	124,384
100,000	2.500%, 05/14/20	98,741
100,000	Amgen, Inc. 2.125%, 05/01/20	98,383
100,000	Anthem, Inc. 2.250%, 08/15/19	99,388
100,000	CVS Health Corp. 3.125%, 03/09/20	99,755
100,000	Gilead Sciences, Inc. 2.350%, 02/01/20	99,056
100,000	GlaxoSmithKline Capital, PLC‡ 2.669%, 05/14/21 3 mo. USD LIBOR + .35%	100,218
225,000	HCA, Inc. 6.500%, 02/15/20	232,404
100,000	Medtronic, Inc. 2.500%, 03/15/20	99,113
200,000	Teva Pharmaceutical Finance Netherlands III, BV 2.200%, 07/21/21	187,019

PRINCIPAL AMOUNT		VALUE
	UnitedHealth Group, Inc.
100,000	2.594%, 06/15/21‡ 3 mo. USD LIBOR + .26%	$100,019
100,000	2.300%, 12/15/19	99,168
100,000	Zoetis, Inc.^ 3.250%, 08/20/21	99,488

		1,537,136

	Industrials (6.9%)
200,000	3M Company^ 3.000%, 09/14/21	199,434
	Air Lease Corp.
200,000	3.500%, 01/15/22	197,666
100,000	2.125%, 01/15/20	98,352
75,000	Aircastle, Ltd. 6.250%, 12/01/19	77,040
100,000	GATX Corp.‡ 3.061%, 11/05/21 3 mo. USD LIBOR + .72%	100,002
100,000	General Dynamics Corp.‡ 2.718%, 05/11/21 3 mo. USD LIBOR + .38%	100,438
76,202	Hawaiian Airlines Series 2013-1, Class B Pass Through Certificates 4.950%, 01/15/22	76,233
100,000	United Technologies Corp. 3.350%, 08/16/21	99,626
100,000	Vulcan Materials Company‡ 2.971%, 03/01/21 3 mo. USD LIBOR + .65%	100,074

		1,048,865

	Information Technology (2.1%)
225,000	Hewlett Packard Enterprise Company 3.500%, 10/05/21	224,439
100,000	QUALCOMM, Inc. 2.250%, 05/20/20	98,626

		323,065

	Materials (1.2%)
75,000	ArcelorMittal, SA 5.125%, 06/01/20	76,734
100,000	EI du Pont de Nemours & Company 2.200%, 05/01/20	98,889

		175,623

	Real Estate (6.2%)
100,000	AvalonBay Communities, Inc. 3.625%, 10/01/20	100,458
225,000	Boston Properties, LP 5.625%, 11/15/20	233,545
100,000	Federal Realty Investment Trust 2.550%, 01/15/21	98,037
100,000	Kimco Realty Corp. 3.200%, 05/01/21	98,943

144	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
100,000	Public Storage 2.370%, 09/15/22	$95,991
100,000	Realty Income Corp. 5.750%, 01/15/21	104,314
100,000	Simon Property Group, LP 2.500%, 09/01/20	98,636
100,000	UDR, Inc. 4.625%, 01/10/22	102,109

		932,033

	Utilities (7.4%)
225,000	CenterPoint Energy, Inc. 3.600%, 11/01/21	225,143
100,000	Consolidated Edison Company of New York, Inc.‡ 2.773%, 06/25/21 3 mo. USD LIBOR + .40%	100,391
100,000	Consolidated Edison, Inc. 2.000%, 03/15/20	98,372
100,000	Dominion Energy, Inc.** 2.962%, 07/01/19	99,943
100,000	Exelon Generation Company, LLC 2.950%, 01/15/20	99,389
100,000	Georgia Power Company 4.250%, 12/01/19	101,116
100,000	Nevada Power Company 2.750%, 04/15/20	99,553
100,000	PPL Capital Funding, Inc.‡ 5.051%, 03/30/67 3 mo. USD LIBOR + 2.67%	97,493
100,000	Sempra Energy‡ 2.784%, 03/15/21 3 mo. USD LIBOR + .45%	100,029
100,000	WEC Energy Group, Inc. 3.375%, 06/15/21	99,818

		1,121,247

	TOTAL CORPORATE BONDS (Cost $11,983,994)	11,957,542

BANK LOANS (3.3%)‡
	Financials (3.3%)
250,000	Level 3 Financing, Inc.! 0.000%, 02/22/24	250,489
250,000	Resideo Funding, Inc. 4.490%, 10/04/25 1 mo. LIBOR + 2.00%	251,095

	TOTAL BANK LOANS (Cost $501,563)	501,584

ASSET BACKED SECURITIES (12.0%)
150,000	BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/22	147,760

PRINCIPAL AMOUNT		VALUE
150,000	Capital One Multi-Asset Execution Trust Series 2016-A6, Class A6 1.820%, 09/15/22	$148,248
150,000	CarMax Auto Owner Trust Series 2018-3, Class A2A 2.880%, 10/15/21	149,690
200,000	Dell Equipment Finance Trust Series 2018-2, Class A2* 3.160%, 02/22/21	199,760
200,000	Discover Card Execution Note Trust Series 2012-A6, Class A6 1.670%, 01/18/22	198,372
50,000	Ford Credit Auto Lease Trust Series 2017-A, Class A4 2.020%, 06/15/20	49,738
155,000	Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.760%, 02/15/21	154,571
150,000	GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.760%, 09/15/22	148,410
150,000	GM Financial Consumer Automobile Receivables Series 2018-3, Class A3 3.020%, 05/16/23	149,344
150,000	Hertz Vehicle Financing II, LP Series 2015-1A, Class A* 2.730%, 03/25/21	148,468
155,000	Verizon Owner Trust Series 2017-1A, Class A* 2.060%, 09/20/21	153,621
30,000	World Financial Network Credit Card Master Trust Series 2015-B, Class A 2.550%, 06/17/24	29,576
140,000	World Financial Network Credit Card Master Trust Series 2017-A, Class A 2.120%, 03/15/24	137,541

	TOTAL ASSET BACKED SECURITIES (Cost $1,817,627)	1,815,099

RESIDENTIAL MORTGAGE BACKED SECURITIES (2.2%)
145,344	Federal National Mortgage Association 2.761%, 04/01/21	143,924
24,639	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A1 1.597%, 05/15/49	24,199
25,686	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A1 1.966%, 12/15/48	25,564
144,759	Morgan Stanley Capital I Trust, Series 2018-H3, Class A1 3.176%, 07/15/51	144,046

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $345,587)	337,733

See accompanying Notes to Schedule of Investments	www.calamos.com	145

Short-Term Bond Fund    Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
MUNICIPAL OBLIGATIONS (1.3%)
	Financials (0.6%)
95,000	Massachusetts Housing Finance Agency 2.313%, 12/01/19	$94,365

	Industrials (0.7%)
100,000	Metropolitan Transportation Authority 5.269%, 11/15/20	103,790

	TOTAL MUNICIPAL OBLIGATIONS (Cost $198,386)	198,155

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.5%)
263,403	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	263,482
263,437	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	263,437

	TOTAL SHORT TERM INVESTMENTS (Cost $526,919)	526,919

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.1%)
472,778	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $472,778)	472,778

TOTAL INVESTMENTS (104.4%) (Cost $15,846,854)		15,809,810

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)		(472,778)

LIABILITIES, LESS OTHER ASSETS (-1.3%)		(194,057)

NET ASSETS (100.0%)		$15,142,975

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2018.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2018.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***	The rate disclosed is the 7 day net yield as of October 31, 2018.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2018.

146	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2018

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$6,720,047,938		$98,044,947	$1,318,407,963	$665,993,176		$142,510,029
Investment in securities, at value	$7,114,528,190		$98,536,638	$1,253,713,064	$673,758,302		$138,423,144
Cash with custodian (interest bearing)	13,274,217		—	6,490,610	—		337,078
Restricted cash for short positions (interest bearing)	1,775,272,010		—	433,089,798	—		—
Restricted foreign currency for short positions (cost $127,658,885)	123,591,676		—	—	—		—
Foreign currency (cost $10,241,099)	10,241,099		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	3,478,064		—	—	84,931		—
Receivables:
Accrued interest and dividends	13,256,948		96,127	783,238	1,902,158		380,650
Investments sold	140,274,467		718,745	15,792,923	17,332,871		2,650,435
Fund shares sold	33,872,082		1,971,223	3,677,796	1,376,099		510,936
Due from investment advisor	—		15,271	—	—		1,514
Prepaid expenses	142,409		6,294	56,897	29,536		5,305
Other assets	173,858		103,154	177	160,487		214,864
Total assets	9,228,105,020		101,447,452	1,713,604,503	694,644,384		142,523,926
LIABILITIES
Due to custodian bank	—		98,420	—	277,826		337,078
Collateral for securities loaned	402,415,616		564,146	91,376,350	59,159,448		5,328,708
Foreign currency overdraft (cost $209,216)	—		—	—	—		209,219
Securities sold short, at value (proceeds $1,620,440,640, and $397,697,710)	1,922,228,797		—	377,082,680	—		—
Options written, at value (premium $211,332,844, $3,297,666, $12,976,517, and $246,215)	154,874,923		2,384,038	15,712,705	509,320		—
Unrealized depreciation on forward foreign currency contracts	44,142		—	—	9,628		—
Payables:
Investments purchased	30,170,179		843,827	60,420,027	17,509,150		—
Fund shares redeemed	7,060,808		76,034	3,199,462	911,964		258,056
Dividends payable	469		—	—	16		—
Affiliates:
Investment advisory fees	3,694,884		69,764	1,217,416	392,101		100,740
Distribution fees	26,672		103	4,274	9,806		362
Deferred compensation to trustees	150,048		4,734	—	160,487		4,825
Financial accounting fees	64,302		1,070	11,547	6,098		1,364
Trustees’ fees and officer compensation	48,943		1,904	6,411	6,636		2,574
Other accounts payable and accrued liabilities	1,484,033		46,901	217,647	150,735		43,003
Total liabilities	2,522,263,816		4,090,941	549,248,519	79,103,215		6,285,929
NET ASSETS	$6,705,841,204		$97,356,511	$1,164,355,984	$615,541,169		$136,237,997
COMPOSITION OF NET ASSETS
Paid in capital	$6,457,503,118		$96,349,727	$1,183,584,817	$525,022,516		$130,659,723
Undistributed net investment income (loss)	24,117,951		108,525	(22,441)	6,332,351		2,114,331
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and total return swaps	75,755,196		(507,060)	27,611,846	76,608,978		7,566,065
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	148,464,939		1,405,319	(46,818,238)	7,577,324		(4,102,122)
NET ASSETS	$6,705,841,204		$97,356,511	$1,164,355,984	$615,541,169		$136,237,997
CLASS A SHARES†
Net assets applicable to shares outstanding	$743,925,258		$5,151,139	$108,730,042	$210,845,026		$11,184,254
Shares outstanding	55,033,805		450,127	8,952,488	11,643,468		1,034,537
Net asset value and redemption price per share	$13.52		$11.44	$12.15	$18.11		$10.81
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.83	#	$12.01	$12.76	$18.53	#	$11.06	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$303,416,818		$616,231	$52,168,892	$128,919,801		$3,884,088
Shares outstanding	22,106,509		54,306	4,378,330	7,194,587		363,177
Net asset value and redemption price per share	$13.73		$11.35	$11.92	$17.92		$10.69
CLASS I SHARES†
Net assets applicable to shares outstanding	$5,658,499,128		$91,589,141	$1,003,457,050	$275,776,342		$121,169,655
Shares outstanding	423,460,684		7,997,596	82,034,370	16,994,170		11,201,616
Net asset value and redemption price per share	$13.36		$11.45	$12.23	$16.23		$10.82

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Market Neutral Income Fund, Convertible Fund and Global Convertible Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	147

Statements of Assets and Liabilities    October 31, 2018

	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND
ASSETS
Investments in securities, at cost	$1,217,903,905	$1,619,741,167	$18,210,272	$45,183,801
Investment in securities, at value	$1,517,709,876	$2,027,197,603	$23,881,249	$48,656,623
Restricted cash for short positions (interest bearing)	29,798	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	75,791	—	—
Receivables:
Accrued interest and dividends	821,077	3,291,529	20,248	40,332
Investments sold	1,579,594	4,346,049	113,750	1,199,478
Fund shares sold	101,535	1,662,621	—	10,108
Due from investment advisor	—	—	—	14,119
Prepaid expenses	39,304	51,047	20,761	7,036
Other assets	638,091	445,175	8,859	10,006
Total assets	1,520,919,275	2,037,069,815	24,044,867	49,937,702
LIABILITIES
Due to Investment advisor	—	—	10,124	—
Collateral for securities loaned	29,199,351	52,557,957	—	966,475
Foreign currency overdraft	—	—	—	—
Options written, at value (premium $374,781, and $42,474)	448,405	—	—	145,925
Unrealized depreciation on forward foreign currency contracts	—	8,651	—	—
Payables:
Investments purchased	24,043,654	2,318,490	20,781	1,174,102
Fund shares redeemed	1,318,630	1,502,951	—	12,664
Affiliates:
Investment advisory fees	1,166,037	1,184,687	21,009	41,497
Distribution fees	29,095	38,301	87	521
Deferred compensation to trustees	604,438	445,175	8,859	10,006
Financial accounting fees	14,944	19,851	241	478
Trustees’ fees and officer compensation	17,075	20,861	1,988	2,184
Other accounts payable and accrued liabilities	542,571	524,156	21,742	25,007
Total liabilities	57,384,200	58,621,080	84,831	2,378,859
NET ASSETS	$1,463,535,075	$1,978,448,735	$23,960,036	$47,558,843
COMPOSITION OF NET ASSETS
Paid in capital	$960,041,688	$1,454,091,089	$17,382,394	$37,080,584
Undistributed net investment income (loss)	(614,598)	3,120,200	31,765	189,191
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	204,377,017	113,713,870	874,900	6,919,697
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	299,730,968	407,523,576	5,670,977	3,369,371
NET ASSETS	$1,463,535,075	$1,978,448,735	$23,960,036	$47,558,843
CLASS A SHARES†
Net assets applicable to shares outstanding	$851,590,424	$832,433,350	$2,346,710	$21,348,663
Shares outstanding	25,699,009	25,586,136	190,135	1,389,080
Net asset value and redemption price per share	$33.14	$32.53	$12.34	$15.37
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$34.79	$34.15	$12.96	$16.14
CLASS C SHARES†**
Net assets applicable to shares outstanding	$329,883,455	$502,593,146	$1,027,915	$4,318,188
Shares outstanding	15,708,699	15,372,522	85,038	313,485
Net asset value and redemption price per share	$21.00	$32.69	$12.09	$13.77
CLASS I SHARES†
Net assets applicable to shares outstanding	$282,061,196	$643,422,239	$20,585,411	$21,891,992
Shares outstanding	6,487,434	20,570,125	1,669,637	1,385,706
Net asset value and redemption price per share	$43.48	$31.28	$12.33	$15.80

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

148	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2018

	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$225,670,462	$200,152,804	$16,479,678	$82,050,095	$181,119,807
Investment in securities, at value	$234,931,813	$210,753,232	$16,812,107	$98,378,348	$193,812,557
Foreign currency (cost $2)	—	2	—	—	—
Restricted cash for open forward foreign currency contracts	320,000	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	5,161	—	—	—	—
Receivables:
Accrued interest and dividends	924,553	378,296	10,072	126,034	567,938
Investments sold	2,939,683	3,309,899	35,037	461,767	2,488,308
Fund shares sold	187,297	259,897	—	69,815	31,505
Due from investment advisor	96,669	—	6,529	7,610	—
Prepaid expenses	25,788	25,851	2,688	15,075	25,206
Other assets	9,273	—	8,857	76,675	213,596
Total assets	239,440,237	214,727,177	16,875,290	99,135,324	197,139,110
LIABILITIES
Collateral for securities loaned	735,881	5,610,193	2,543,388	404,808	1,965,061
Foreign currency overdraft	—	—	—	—	—
Foreign currency overdraft (cost $603,635)	602,887	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	397,697	—	—	—	—
Payables:
Investments purchased	3,748,629	4,022,914	282,464	1,995,543	4,048,408
Fund shares redeemed	262,637	225,952	79	69,980	304,654
Affiliates:
Investment advisory fees	210,054	199,490	13,531	86,196	167,567
Distribution fees	1,898	1,418	75	949	3,788
Deferred compensation to trustees	9,273	—	8,857	76,675	213,596
Financial accounting fees	2,418	2,087	142	992	1,929
Trustees’ fees and officer compensation	3,825	4,591	1,934	2,759	3,404
Other accounts payable and accrued liabilities	114,968	129,327	25,395	43,832	94,175
Total liabilities	6,090,167	10,195,972	2,875,865	2,681,734	6,802,582
NET ASSETS	$233,350,070	$204,531,205	$13,999,425	$96,453,590	$190,336,528
COMPOSITION OF NET ASSETS
Paid in capital	$201,089,079	$215,091,637	$16,228,241	$61,626,799	$158,985,607
Undistributed net investment income (loss)	78,000	(76,789)	(8,030)	(125,369)	374,066
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	23,330,088	(21,066,073)	(2,553,383)	18,623,777	18,292,485
Unrealized appreciation (depreciation) of investments and foreign currency translations	8,852,903	10,582,430	332,597	16,328,383	12,684,370
NET ASSETS	$233,350,070	$204,531,205	$13,999,425	$96,453,590	$190,336,528
CLASS A SHARES†
Net assets applicable to shares outstanding	$59,566,410	$34,677,501	$4,479,256	$27,489,059	$63,068,906
Shares outstanding	3,290,745	2,765,404	524,358	2,019,973	7,015,778
Net asset value and redemption price per share	$18.10	$12.54	$8.54	$13.61	$8.99
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$19.00	$13.17	$8.97	$14.29	$9.44
CLASS C SHARES†**
Net assets applicable to shares outstanding	$20,448,956	$17,739,468	$284,445	$10,886,601	$54,424,905
Shares outstanding	1,248,449	1,506,320	34,214	882,510	6,821,924
Net asset value and redemption price per share	$16.38	$11.78	$8.31	$12.34	$7.98
CLASS I SHARES†
Net assets applicable to shares outstanding	$153,312,371	$152,114,236	$9,235,724	$58,077,930	$72,842,717
Shares outstanding	8,265,807	12,041,177	1,076,616	4,168,603	7,873,836
Net asset value and redemption price per share	$18.55	$12.63	$8.58	$13.93	$9.25
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$22,333	$—	$—	$—	$—
Shares Outstanding	1,197	—	—	—	—
Net asset value and redemption price per share	$18.66	$—	$—	$—	$—

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	149

Statements of Assets and Liabilities    October 31, 2018

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$63,841,787	$64,061,719	$15,846,854
Investment in securities, at value	$62,036,352	$61,671,616	$15,809,810
Cash with custodian (interest bearing)	2,981	6,675	456
Receivables:
Accrued interest and dividends	403,113	833,132	106,780
Investments sold	—	369,801	—
Fund shares sold	10,427	5,414	—
Due from investment advisor	—	—	20,760
Prepaid expenses	18,975	19,380	38
Deferred offering costs	—	—	105,681
Other assets	74,973	104,075	—
Total assets	62,546,821	63,010,093	16,043,525
LIABILITIES
Due to Investment advisor	16,003	1,600	—
Collateral for securities loaned	5,533,827	12,583,224	472,778
Foreign currency overdraft	—	—	—
Payables:
Investments purchased	376,875	250,313	376,875
Fund shares redeemed	70,320	189,100	1,899
Dividends payable	12,665	14,908	2
Affiliates:
Investment advisory fees	21,995	25,841	3,848
Distribution fees	587	980	—
Deferred compensation to trustees	74,973	104,075	—
Financial accounting fees	563	495	147
Trustees’ fees and officer compensation	2,315	2,231	45
Other accounts payable and accrued liabilities	27,312	77,190	44,956
Total liabilities	6,137,435	13,249,957	900,550
NET ASSETS	$56,409,386	$49,760,136	$15,142,975
COMPOSITION OF NET ASSETS
Paid in capital	$59,123,205	$61,170,267	$15,179,104
Undistributed net investment income (loss)	(71,478)	(197,961)	6,246
Accumulated net realized gain (loss) on investments and written options	(836,906)	(8,822,067)	(5,331)
Unrealized appreciation (depreciation) of investments	(1,805,435)	(2,390,103)	(37,044)
NET ASSETS	$56,409,386	$49,760,136	$15,142,975
CLASS A SHARES†
Net assets applicable to shares outstanding	$17,108,643	$32,282,362	$25,021
Shares outstanding	1,744,558	3,855,568	2,508
Net asset value and redemption price per share	$9.81	$8.37	$9.98
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.04 #	$8.56 #	$10.21 #
CLASS C SHARES†**
Net assets applicable to shares outstanding	$6,412,530	$9,772,019	$—
Shares outstanding	653,746	1,107,550	—
Net asset value and redemption price per share	$9.81	$8.82	$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$32,888,213	$7,705,755	$15,117,954
Shares outstanding	3,353,061	920,316	1,515,411
Net asset value and redemption price per share	$9.81	$8.37	$9.98

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

150	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2018

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$114,118,878	$—	$5,142,147	$16,949,390	$4,720,103
Dividends	71,116,947	940,249	14,429,731	5,597,740	773,237
Securities lending income	8,016,792	598	261,494	177,667	26,872
Dividend taxes withheld	(91,875)	—	(288,459)	—	—
Total investment income	193,160,742	940,847	19,544,913	22,724,797	5,520,212

EXPENSES
Investment advisory fees	36,719,872	370,507	11,698,243	4,499,419	1,087,399
Distribution fees
Class A	1,750,351	48,436	260,870	548,829	35,398
Class C	2,868,764	2,787	459,750	1,410,422	36,495
Class R	9,734 (a)	—	—	2,651 (a)	13 (a)
Dividend or interest expense on short positions	9,895,777	—	5,850,632	—	—
Transfer agent fees	5,318,144	52,576	922,158	596,003	120,098
Financial accounting fees	638,634	5,695	110,593	70,069	14,765
Printing and mailing fees	575,130	21,367	134,812	70,571	18,678
Accounting fees	341,543	16,412	62,307	45,305	21,409
Trustees’ fees and officer compensation	258,859	13,224	55,803	37,429	17,592
Legal fees	239,293	14,567	49,749	32,126	17,002
Audit fees	191,785	10,324	46,839	25,759	12,582
Custodian fees	183,540	46,596	114,312	3,618	10,784
Registration fees	181,771	57,360	109,758	89,642	71,357
Other	427,003	5,021	38,060	41,926	13,343
Total expenses	59,600,200	664,872	19,913,886	7,473,769	1,476,915
Less expense reductions	—	(119,218)	—	—	(6,281)
Net expenses	59,600,200	545,654	19,913,886	7,473,769	1,470,634
NET INVESTMENT INCOME (LOSS)	133,560,542	395,193	(368,973)	15,251,028	4,049,578

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	214,898,013	(639,916)	44,885,627	63,470,706	3,550,790
Purchased options	21,132,553	504,582	(34,366,637)	(763,474)	883,944
Foreign currency transactions	922,460	—	182,802	(11,094)	2,039
Forward foreign currency contracts	5,773,601	—	—	45,996	—
Written options	(187,900,559)	(212,872)	35,796,730	1,060,537	120,855
Short positions	(136,694,531)	—	(12,907,467)	—	—
Total return swaps	(2,219,363)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(78,519,724)	(1,862,513)	(112,820,443)	(60,673,798)	(9,072,434)
Purchased options	9,204,625	119,174	12,508,825	(182,248)	(158,638)
Foreign currency translations	(5,961,858)	—	44,413	1,109	(16,258)
Forward foreign currency contracts	2,979,532	—	—	75,303	—
Written options	150,754,188	1,408,721	(2,897,828)	(263,105)	—
Short positions	72,106,452	—	38,249,392	—	—
NET GAIN (LOSS)	66,475,389	(682,824)	(31,324,586)	2,759,932	(4,689,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$200,035,931	$(287,631)	$(31,693,559)	$18,010,960	$(640,124)

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	151

Statements of Operations    Year Ended October 31, 2018

	GROWTH FUND		GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND
INVESTMENT INCOME
Interest	$—		$(716,546)	$—	$—
Dividends	17,538,898		38,449,433	490,114	920,827
Securities lending income	153,655		480,483	667	4,204
Dividend taxes withheld	(54,038)		—	—	(131)
Total investment income	17,638,515		38,213,370	490,781	924,900

EXPENSES
Investment advisory fees	14,646,119		14,159,993	255,827	514,206
Distribution fees
Class A	2,391,612		2,259,188	5,750	55,781
Class C	3,809,336		5,549,698	10,634	46,335
Class R	8,365	(a)	18,433 (a)	—	257 (a)
Transfer agent fees	2,018,766		2,060,743	14,677	37,529
Financial accounting fees	189,686		238,139	2,953	5,936
Printing and mailing fees	251,596		193,302	12,627	11,603
Accounting fees	99,404		123,966	12,532	15,677
Trustees’ fees and officer compensation	81,977		100,929	12,942	14,096
Legal fees	(455,370	)(b)	72,185	30,208	13,380
Audit fees	53,402		67,342	8,598	9,346
Custodian fees	35,597		35,959	1,325	4,543
Registration fees	81,025		96,068	53,907	64,629
Other	110,541		123,689	3,416	5,741
Total expenses	23,322,056		25,099,634	425,396	799,059
Less expense reductions	—		—	(127,483)	(233,598)
Net expenses	23,322,056		25,099,634	297,913	565,461
NET INVESTMENT INCOME (LOSS)	(5,683,541)		13,113,736	192,868	359,439

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	246,667,600		119,406,100	1,005,910	7,244,846
Purchased options	(7,427,911)		5,666,108	—	31,569
Foreign currency transactions	(8,332)		(8,412)	—	—
Forward foreign currency contracts	—		74,180	—	—
Written options	7,574,821		781,477	—	(8,505)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(135,388,940)		(34,083,946)	197,081	(5,345,006)
Purchased options	383,529		(1,693,147)	—	275,966
Foreign currency translations	(1,379)		—	—	—
Forward foreign currency contracts	—		67,140	—	—
Written options	796,351		53,679	—	(103,451)
NET GAIN (LOSS)	112,595,739		90,263,179	1,202,991	2,095,419
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,912,198		$103,376,915	$1,395,859	$2,454,858

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Includes insurance proceeds received of approximately $1.0 million in current year for expenses in prior fiscal year.

152	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2018

	INTERNATIONAL GROWTH FUND(a)		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$—		$743		$—	$—		$2,017,128
Dividends	6,528,908		4,568,987		334,562	1,665,223		3,531,712
Securities lending income	131,960		9,770		3,184	27,658		23,523
Dividend taxes withheld	(608,150)		(370,518)		(31,653)	(109,715)		(254,491)
Total investment income	6,052,718		4,208,982		306,093	1,583,166		5,317,872

EXPENSES
Investment advisory fees	3,109,789		3,036,128		191,580	1,165,867		2,186,845
Performance fees	22,237		—		—	22,589		—
Distribution fees
Class A	257,695		119,815		13,767	76,269		185,347
Class C	262,207		235,504		3,732	132,339		656,240
Class R	10,824	(b)	3,947	(b)	—	8,251	(b)	1,861	(b)
Transfer agent fees	360,693		339,327		11,380	123,005		245,097
Financial accounting fees	35,904		31,866		2,011	13,459		25,265
Printing and mailing fees	33,342		40,082		9,540	15,428		54,513
Accounting fees	27,944		27,055		12,401	17,610		24,071
Trustees’ fees and officer compensation	24,689		23,939		12,841	16,924		20,164
Legal fees	89,238		25,333		13,183	26,258		25,121
Audit fees	15,937		15,023		8,477	11,323		14,089
Custodian fees	83,692		145,223		22,278	26,746		33,910
Registration fees	70,832		75,316		57,474	60,109		72,961
Other	41,583		61,296		11,914	32,756		32,699
Total expenses	4,446,606		4,179,854		370,578	1,748,933		3,578,183
Less expense reductions	(598,153)		—		(91,696)	(187,877)		—
Net expenses	3,848,453		4,179,854		278,882	1,561,056		3,578,183
NET INVESTMENT INCOME (LOSS)	2,204,265		29,128		27,211	22,110		1,739,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	29,113,757	(c)	33,716,498	(c)	440,027	23,815,847	(c)	16,232,339	(c)
Purchased options	(1,164,907)		1,785,949		(190,638)	(758,785)		3,972,513
Foreign currency transactions	(84,554)		(310,200)		(14,091)	(14,128)		4,963
Forward foreign currency contracts	(917,906)		1,618		(377)	(224,327)		(248,834)
Written options	(261,658)		(1,777,103)		(3,121)	48,128		(965,151)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(62,772,571	)(d)	(70,248,286	)(d)	(3,667,477)	(24,922,585	)(d)	(24,443,012	)(d)
Purchased options	(84,690)		748,526		(20,962)	(13,288)		(1,573,078)
Foreign currency translations	(16,258)		(16,181)		(93)	2,304		(461)
Forward foreign currency contracts	(189,660)		—		—	28,974		77,062
Written options	—		(151,944)		—	—		—
NET GAIN (LOSS)	(36,378,447)		(36,251,123)		(3,456,732)	(2,037,860)		(6,943,659)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,174,182)		$(36,221,995)		$(3,429,521)	$(2,015,750)		$(5,203,970)

(a)	International Growth Fund Class R6 commenced operations on September 17, 2018.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)	Net of foreign capital gains tax of $155,131, $1,018,322, $102,925, and $178,283, respectively.

(d)	Net of change of $1,077,929, $2,039,376, $369,437 and $274,943, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	153

Statements of Operations    Year Ended October 31, 2018

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND(a)
INVESTMENT INCOME
Interest	$2,171,190	$3,281,898	$60,754
Dividends	13,016	154,400	1,102
Securities lending income	8,888	55,873	—
Foreign Taxes Withheld	(197)	—	—
Total investment income	2,192,897	3,492,171	61,856

EXPENSES
Investment advisory fees	295,133	326,715	5,094
Distribution fees
Class A	48,837	85,802	8
Class C	75,779	114,819	—
Class R	727 (b)	188 (b)	—
Transfer agent fees	57,987	64,156	630
Financial accounting fees	7,572	6,286	277
Printing and mailing fees	12,877	102,298	420
Accounting fees	18,985	22,115	1,801
Trustees’ fees and officer compensation	14,439	14,219	2,856
Legal fees	22,534	21,465	3,570
Audit fees	9,531	11,444	6,090
Custodian fees	3,049	6,389	630
Registration fees	69,470	67,861	—
Organization expense	—	—	2,210
Offering costs	—	—	13,776
Other	10,856	18,145	209
Total expenses	647,776	861,902	37,571
Less expense reductions	(95,007)	(251,715)	(30,444)
Net expenses	552,769	610,187	7,127
NET INVESTMENT INCOME (LOSS)	1,640,128	2,881,984	54,729

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(587,926)	(556,924)	356
Purchased options	—	(24,477)	—
Written options	—	33,542	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,567,811)	(2,175,869)	(37,044)
Purchased options	—	4,977	—
Written options	—	(1,949)	—
NET GAIN (LOSS)	(3,155,737)	(2,720,700)	(36,688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,515,609)	$161,284	$18,041

(a)	Short-Term Bond Fund commenced operations on September 19, 2018.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

154	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND				HEDGED EQUITY INCOME FUND			PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$133,560,542		$91,247,432		$395,193	$181,655		$(368,973)	$(2,917,066)
Net realized gain (loss)	(84,087,826)		159,536,884		(348,206)	57,097		33,591,055	6,751,755
Change in unrealized appreciation/(depreciation)	150,563,215		(44,791,816)		(334,618)	1,125,060		(64,915,641)	16,710,433
Net increase (decrease) in net assets resulting from operations	200,035,931		205,992,500		(287,631)	1,363,812		(31,693,559)	20,545,122

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(19,790,489)		(22,723,555)		(98,050)	(43,240)		(963,926)	(181,954)
Class B	—		(4,845	)(a)	—	—		—	—	(a)
Class C	(6,104,800)		(5,494,616)		(87)	(425)		(403,405)	(55,519)
Class I	(132,167,069)		(81,753,034)		(196,116)	(113,498)		(4,970,781)	(623,093)
Class R	(126,158	)(b)	(189,266)		—	(322)		—	—
Class T(c)	—		(186)		—	(128)		—	—
Total distributions	(158,188,516)		(110,165,502	)(d)	(294,253)	(157,613	)(e)	(6,338,112)	(860,566	)(f)

CAPITAL SHARE TRANSACTIONS	1,958,907,302		722,732,603		84,875,022	(6,711,161)		757,759,541	348,980,675
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,000,754,717		818,559,601		84,293,138	(5,504,962)		719,727,870	368,665,231

NET ASSETS
Beginning of year	$4,705,086,487		$3,886,526,886		$13,063,373	$18,568,335		$444,628,114	$75,962,883
End of year	$6,705,841,204		$4,705,086,487		$97,356,511	$13,063,373		$1,164,355,984	$444,628,114

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(8,322,047) and $(14,401,508) for Class A, $(178) and $(4,667) for Class B, $(790,382) and $(4,704,234) for Class C, $(40,383,844) and $(41,369,190) for Class I, $(61,200) and $(128,066) for Class R, and $(186) and $— for Class T. The undistributed net investment income (loss) was $(2,241,712) as of the year ended October 31, 2017.

(e)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(43,240) and $— for Class A, $— and $— for Class B, $(425) and $— for Class C, $(113,498) and $— for Class I, $(322) and $— for Class R, and $(128) and $— for Class T. The undistributed net investment income (loss) was $21,782 as of the year ended October 31, 2017.

(f)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $— and $(181,954) for Class A, $— and $— for Class B, $— and $(55,519) for Class C, $— and $(623,093) for Class I, $— and $— for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $284,868 as of the year ended October 31, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	155

Statements of Changes in Net Assets

	CONVERTIBLE FUND				GLOBAL CONVERTIBLE FUND				GROWTH FUND
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$15,251,028		$16,917,797		$4,049,578		$2,056,449		$(5,683,541)		$(11,734,027)
Net realized gain (loss)	63,802,671		23,515,846		4,557,628		4,789,067		246,806,178		284,205,717
Change in unrealized appreciation/(depreciation)	(61,042,739)		54,024,384		(9,247,330)		4,879,632		(134,210,439)		83,347,904
Net increase (decrease) in net assets resulting from operations	18,010,960		94,458,027		(640,124)		11,725,148		106,912,198		355,819,594

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(9,096,274)		(4,208,641)		(486,775)		(252,762)		(118,711,102)		(38,507,349)
Class B	—		(15,118	)(a)	—		—		—		(202,787	)(a)
Class C	(5,028,361)		(2,193,115)		(95,051)		(18,025)		(70,806,265)		(28,962,503)
Class I	(11,800,923)		(5,189,389)		(3,913,214)		(834,620)		(28,576,842)		(9,770,431)
Class R	(52,590	)(b)	(27,025)		(245	)(b)	(4,701)		(690,251	)(b)	(308,256)
Class T(c)	—		(247)		—		(135)		—		—
Total distributions	(25,978,148)		(11,633,535	)(d)	(4,495,285)		(1,110,243	)(e)	(218,784,460)		(77,751,326	)(f)

CAPITAL SHARE TRANSACTIONS	19,548,691		(144,483,552)		34,679,408		16,514,728		(97,019,944)		(504,896,240)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,581,503		(61,659,060)		29,543,999		27,129,633		(208,892,206)		(226,827,972)

NET ASSETS
Beginning of year	$603,959,666		$665,618,726		$106,693,998		$79,564,365		$1,672,427,281		$1,899,255,253
End of year	$615,541,169		$603,959,666		$136,237,997		$106,693,998		$1,463,535,075		$1,672,427,281

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(4,208,641) and $— for Class A, $(15,118) and $— for Class B, $(2,193,115) and $— for Class C, $(5,189,389) and $— for Class I, $(27,025) and $— for Class R, and $(247) and $— for Class T. The undistributed net investment income (loss) was $(3,961,053) as of the year ended October 31, 2017.

(e)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(252,762) and $— for Class A, $— and $— for Class B, $(18,025) and $— for Class C, $(834,620) and $— for Class I, $(4,701) and $— for Class R, and $(135) and $— for Class T. The undistributed net investment income (loss) was $(34,049) as of the year ended October 31, 2017.

(f)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $— and $(38,507,349) for Class A, $— and $(202,787) for Class B, $— and $(28,962,503) for Class C, $— and $(9,770,431) for Class I, $— and $(308,256) for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $(607,467) as of the year ended October 31, 2017.

156	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH AND INCOME FUND				DIVIDEND GROWTH FUND			OPPORTUNISTIC VALUE FUND
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$13,113,736		$29,767,679		$192,868	$260,519		$359,439		$610,984
Net realized gain (loss)	125,919,453		151,411,720		1,005,910	2,499,431		7,267,910		3,541,761
Change in unrealized appreciation/(depreciation)	(35,656,274)		154,924,702		197,081	3,602,591		(5,172,491)		6,612,973
Net increase (decrease) in net assets resulting from operations	103,376,915		336,104,101		1,395,859	6,362,541		2,454,858		10,765,718

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(61,831,918)		(60,595,884)		(163,449)	(79,969)		(737,994)		(242,435)
Class B	—		(128,610	)(a)	—	—		—		—	(a)
Class C	(34,200,058)		(40,963,374)		(79,037)	(2,236)		(155,577)		(3,013)
Class I	(41,414,931)		(35,933,951)		(1,856,416)	(155,496)		(917,598)		(176,657)
Class R	(687,487	)(c)	(833,217)		—	(231	)(b)	(5,402	)(c)	(637)
Class T(d)	—		(348)		—	(125)		—		—
Total distributions	(138,134,394)		(138,455,384	)(e)	(2,098,902)	(238,057	)(f)	(1,816,571)		(422,742	)(g)

CAPITAL SHARE TRANSACTIONS	(46,306,586)		(338,922,418)		(607,473)	(13,080,377)		(5,531,659)		(12,041,288)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,064,065)		(141,273,701)		(1,310,516)	(6,955,893)		(4,893,372)		(1,698,312)

NET ASSETS
Beginning of year	$2,059,512,800		$2,200,786,501		$25,270,552	$32,226,445		$52,452,215		$54,150,527
End of year	$1,978,448,735		$2,059,512,800		$23,960,036	$25,270,552		$47,558,843		$52,452,215

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(d)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(e)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(24,704,286) and $(35,891,598) for Class A, $(31,165) and $(97,445) for Class B, $(13,019,794) and $(27,943,580) for Class C, $(15,691,834) and $(20,242,117) for Class I, $(320,852) and $(512,365) for Class R, and $(348) and $— for Class T. The undistributed net investment income (loss) was $(5,247,530) as of the year ended October 31, 2017.

(f)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(79,969) and $— for Class A, $— and $— for Class B, $(2,236) and $— for Class C, $(155,496) and $— for Class I, $(231) and $— for Class R, and $(125) and $— for Class T. The undistributed net investment income (loss) was $5,843 as of the year ended October 31, 2017.

(g)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(242,435) and $— for Class A, $— and $— for Class B, $(3,013) and $— for Class C, $(176,657) and $— for Class I, $(637) and $— for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $139,246 as of the year ended October 31, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	157

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND			EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	YEAR ENDED OCTOBER 31, 2018(a)		YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$2,204,265		$1,434,072	$29,128	$1,850,583	$27,211	$29,239
Net realized gain (loss)	26,684,732		26,314,392	33,416,762	7,440,607	231,800	118,973
Change in unrealized appreciation/(depreciation)	(63,063,179)		43,017,368	(69,667,885)	51,679,465	(3,688,532)	3,167,683
Net increase (decrease) in net assets resulting from operations	(34,174,182)		70,765,832	(36,221,995)	60,970,655	(3,429,521)	3,315,895

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(4,300,922)		—	(8,575)	—	(9,319)	—
Class C	(1,129,875)		—	—	—	—	—
Class I	(6,458,775)		—	(954,899)	—	(45,343)	—
Class R	(267,543	)(b)	—	— (b)	—	—	—
Total distributions	(12,157,115)		— (c)	(963,474)	— (d)	(54,662)	—	(e)

Return of capital
Class A	—		—	(1)	—	(1)	—
Class I	—		—	(109)	—	(7)	—
Total return of capital	—		—	(110)	—	(8)	—

CAPITAL SHARE TRANSACTIONS	(2,477,933)		(154,256,115)	(79,460,414)	(132,140,928)	399,376	(119,656)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,809,230)		(83,490,283)	(116,645,993)	(71,170,273)	(3,084,815)	3,196,239

NET ASSETS
Beginning of year	$282,159,300		$365,649,583	$321,177,198	$392,347,471	$17,084,240	$13,888,001
End of year	$233,350,070		$282,159,300	$204,531,205	$321,177,198	$13,999,425	$17,084,240

(a)	International Growth Fund Class R6 commenced operations on September 17, 2018.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $— and $— for Class A, $— and $— for Class B, $— and $— for Class C, $— and $— for Class I, $— and $— for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $116,038 as of the year ended October 31, 2017.

(d)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $— and $— for Class A, $— and $— for Class B, $— and $— for Class C, $— and $— for Class I, $— and $— for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $281,214 as of the year ended October 31, 2017.

(e)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $— and $— for Class A, $— and $— for Class B, $— and $— for Class C, $— and $— for Class I, $— and $— for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $4,877 as of the year ended October 31, 2017.

158	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND				GLOBAL GROWTH AND INCOME FUND				TOTAL RETURN BOND FUND
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$22,110		$61,317		$1,739,689		$2,379,096		$1,640,128		$1,715,310
Net realized gain (loss)	22,866,735		13,692,064		18,995,830		11,646,069		(587,926)		728,527
Change in unrealized appreciation/(depreciation)	(24,904,595)		17,340,054		(25,939,489)		21,181,925		(2,567,811)		(1,965,302)
Net increase (decrease) in net assets resulting from operations	(2,015,750)		31,093,435		(5,203,970)		35,207,090		(1,515,609)		478,535

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(2,369,038)		(1,256,480)		(4,633,084)		(587,603)		(628,147)		(952,087)
Class B	—		(6,812	)(a)	—		(3,262	)(a)	—		(3,929	)(a)
Class C	(1,306,602)		(732,328)		(4,392,776)		(631,481)		(192,264)		(208,350)
Class I	(7,611,885)		(3,617,965)		(4,640,349)		(1,258,741)		(1,298,630)		(768,586)
Class R	(472,463	)(b)	(195,399)		(74,198	)(b)	(8,328)		(5,977	)(b)	(7,703)
Class T(c)	—		—		—		(19)		—		(338)
Total distributions	(11,759,988)		(5,808,984	)(d)	(13,740,407)		(2,489,434	)(e)	(2,125,018)		(1,940,993	)(f)

Return of capital
Class A	—		—		—		—		(52,753)		—
Class C	—		—		—		—		(15,293)		—
Class I	—		—		—		—		(111,460)		—
Class R	—		—		—		—		(414)		—
Total return of capital	—		—		—		—		(179,920)		—

CAPITAL SHARE TRANSACTIONS	(22,045,459)		(30,788,750)		(13,750,518)		(110,935,787)		(11,492,890)		(23,691,788)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,821,197)		(5,504,299)		(32,694,895)		(78,218,131)		(15,313,437)		(25,154,246)

NET ASSETS
Beginning of year	$132,274,787		$137,779,086		$223,031,423		$301,249,554		$71,722,823		$96,877,069
End of year	$96,453,590		$132,274,787		$190,336,528		$223,031,423		$56,409,386		$71,722,823

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $— and $(1,256,480) for Class A, $— and $(6,812) for Class B, $— and $(732,328) for Class C, $— and $(3,617,965) for Class I, $— and $(195,399) for Class R, and $— and $— for Class T. The undistributed net investment income (loss) was $61,718 as of the year ended October 31, 2017.

(e)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(62,313) and $(525,290) for Class A, $— and $(3,262) for Class B, $— and $(631,481) for Class C, $(490,123) and $(768,618) for Class I, $(201) and $(8,127) for Class R, and $(19) and $— for Class T. The undistributed net investment income (loss) was $(321,787) as of the year ended October 31, 2017.

(f)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(905,067) and $(47,020) for Class A, $(3,434) and $(495) for Class B, $(195,065) and $(13,285) for Class C, $(750,341) and $(18,245) for Class I, $(7,392) and $(311) for Class R, and $(338) and $— for Class T. The undistributed net investment income (loss) was $6,037 as of the year ended October 31, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	159

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND				SHORT-TERM BOND FUND
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		PERIOD ENDED OCTOBER 31, 2018(a)
OPERATIONS
Net investment income (loss)	$2,881,984		$2,830,872		$54,729
Net realized gain (loss)	(547,859)		298,201		356
Change in unrealized appreciation/(depreciation)	(2,172,841)		1,517,692		(37,044)
Net increase (decrease) in net assets resulting from operations	161,284		4,646,765		18,041

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(2,078,697)		(1,791,822)		(81)
Class B	—		(3,444	)(b)	—
Class C	(565,261)		(562,447)		—
Class I	(537,734)		(487,920)		(54,089)
Class R	(1,704	)(c)	(7,164)		—
Class T	—		(702	)(d)	—
Total distributions	(3,183,396)		(2,853,499)		(54,170)

CAPITAL SHARE TRANSACTIONS	(7,003,095)		(16,247,787	)(e)	15,179,104
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,025,207)		(14,454,521)		15,142,975

NET ASSETS
Beginning of year	$59,785,343		$74,239,864		$—
End of year	$49,760,136		$59,785,343		$15,142,975

(a)	Short-Term Bond Fund commenced operations on September 19, 2018.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(c)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(d)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(e)

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended October 31, 2017 was $(1,791,822) and $— for Class A, $(3,444) and $— for Class B, $(562,447) and $— for Class C, $(487,920) and $— for Class I, $(7,164) and $— for Class R, and $(702) and $— for Class T. The undistributed net investment income (loss) was $27,892 as of the year ended October 31, 2017.

160	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of seventeen series, Market Neutral Income Fund, Hedged Equity Income Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Opportunistic Value Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (commenced operations on September 19, 2018), (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, and Class I shares of each of the Funds. Class R6 shares are offered in International Growth Fund only.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds’ are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

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Notes to Financial Statements

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2014—2017 remain subject to

162	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2013.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%

Next $500 million	0.90%	1.05%	0.43%	0.95%

Next $5 billion	0.80%	1.00%	0.41%	0.90%

Over $6 billion	0.70%	0.90%	0.35%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY INCOME FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.30%	0.75%	0.60%	1.25%

Next $500 million	0.80%	0.27%	0.70%	0.55%	1.20%

Over $1 billion	0.75%	0.25%	0.65%	0.50%	1.15%

The average investment advisory fee as of the year or period ended October 31, 2018 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%
Hedged Equity Income Fund	0.75
Phineus Long/Short Fund	1.22
Convertible Fund	0.74
Global Convertible Fund	0.85
Growth Fund	0.89
Growth and Income Fund	0.69
Dividend Growth Fund	1.00
Opportunistic Value Fund	1.00
International Growth Fund	1.01
Evolving World Growth Fund	1.10
Emerging Market Equity Fund	1.10
Global Equity Fund	1.01
Global Growth and Income Fund	1.00
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30	*

*	Annualized.

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Notes to Financial Statements

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

164	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	—
Hedged Equity Income Fund	1.25%	2.00%	1.00%	—
Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Convertible Fund	1.75%	2.50%	1.50%	—
Global Convertible Fund	1.35%	2.10%	1.10%	—
Growth Fund	1.75%	2.50%	1.50%	—
Growth and Income Fund	1.75%	2.50%	1.50%	—
Dividend Growth Fund	1.35%	2.10%	1.10%	—
Opportunistic Value Fund	1.15%	1.90%	0.90%	—
International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio	*
Evolving World Growth Fund	1.75%	2.50%	1.50%	—
Emerging Market Equity Fund	1.75%	2.50%	1.50%	—
Global Equity Fund	1.40%	2.15%	1.15%	—
Global Growth and Income Fund	1.75%	2.50%	1.50%	—
Total Return Bond Fund	0.90%	1.65%	0.65%	—
High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Short-Term Bond Fund	0.65%	—	0.40%	—

*

The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund’s other share classes.

These agreements are binding on Calamos Advisors through March 1, 2022.

For the year or period ended October 31, 2018, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Hedged Equity Income Fund	$119,218
Global Convertible Fund	6,281
Dividend Growth Fund	127,483
Opportunistic Value Fund	233,598
International Growth Fund	598,153
Emerging Market Equity Fund	91,696
Global Equity Fund	187,877
Total Return Bond Fund	95,007
High Income Opportunities Fund	251,715
Short-Term Bond Fund	30,444

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I or Class R6 shares.

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Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year or period ended October 31, 2018, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$34,016
Hedged Equity Income Fund	2,382
Phineus Long/Short Fund	139,413
Convertible Fund	10,996
Global Convertible Fund	880
Growth Fund	40,057
Growth and Income Fund	84,218
Dividend Growth Fund	446
Opportunistic Value Fund	1,548
International Growth Fund	11,862
Evolving World Growth Fund	12,506
Emerging Market Equity Fund	62
Global Equity Fund	3,988
Global Growth and Income Fund	6,112
Total Return Bond Fund	78
High Income Opportunities Fund	616
Short-Term Bond Fund	—

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2018, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Hedged Equity Income Fund	33%
Opportunistic Value Fund	40
Emerging Market Equity Fund	88

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

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Notes to Financial Statements

At October 31, 2018, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$150,048
Hedged Equity Income Fund	4,734
Convertible Fund	160,487
Global Convertible Fund	4,825
Growth Fund	604,438
Growth and Income Fund	445,175
Dividend Growth Fund	8,859
Opportunistic Value Fund	10,006
International Growth Fund	9,273
Emerging Market Equity Fund	8,857
Global Equity Fund	76,675
Global Growth and Income Fund	213,596
Total Return Bond Fund	74,973
High Income Opportunities Fund	104,075

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year or period ended October 31, 2018 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Market Neutral Income Fund	$—	$6,206,300,392	$—	$4,958,056,241
Hedged Equity Income Fund	—	151,069,518	—	69,492,498
Phineus Long/Short Fund	—	3,505,622,364	—	2,837,386,869
Convertible Fund	18,124,102	403,722,139	—	419,880,335
Global Convertible Fund	2,518,980	63,828,445	—	37,606,618
Growth Fund	—	1,142,876,010	—	1,391,200,569
Growth and Income Fund	19,289,840	475,066,473	—	637,315,502
Dividend Growth Fund	—	2,685,657	—	4,818,454
Opportunistic Value Fund	—	60,458,204	—	66,439,848
International Growth Fund	—	330,431,169	—	358,659,567
Evolving World Growth Fund	—	256,821,404	—	339,792,848
Emerging Market Equity Fund	—	16,705,683	—	17,050,062
Global Equity Fund	—	92,616,607	—	129,441,096
Global Growth and Income Fund	6,260,406	150,857,685	—	187,393,019
Total Return Bond Fund	11,959,355	29,422,113	22,190,660	29,970,034
High Income Opportunities Fund	—	29,380,387	—	40,698,304
Short-Term Bond Fund	—	14,738,915	—	455,334

The following information is presented on a federal income tax basis as of October 31, 2018. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

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Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2018 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$4,864,991,101	$855,071,101	$(682,637,732)	$172,433,369
Hedged Equity Income Fund	97,759,499	4,923,324	(6,530,223)	(1,606,899)
Phineus Long/Short Fund	917,532,516	55,720,058	(112,334,896)	(56,614,838)
Convertible Fund	654,080,389	34,907,286	(15,738,693)	19,168,593
Global Convertible Fund	138,835,834	5,712,180	(6,124,870)	(412,690)
Growth Fund	1,217,721,980	372,978,470	(73,438,979)	299,539,491
Growth and Income Fund	1,629,247,247	468,078,711	(70,128,355)	397,950,356
Dividend Growth Fund	18,209,189	6,402,073	(730,013)	5,672,060
Opportunistic Value Fund	45,207,012	4,517,169	(1,213,483)	3,303,686
International Growth Fund	226,471,614	20,394,026	(11,933,827)	8,460,199
Evolving World Growth Fund	200,152,869	22,159,823	(11,559,460)	10,600,363
Emerging Market Equity Fund	16,497,190	1,322,710	(1,007,793)	314,917
Global Equity Fund	82,144,725	19,289,155	(3,055,532)	16,233,623
Global Growth and Income Fund	180,354,001	22,285,144	(8,826,588)	13,458,556
Total Return Bond Fund	63,919,807	70,427	(1,953,881)	(1,883,455)
High Income Opportunities Fund	64,269,183	335,045	(2,932,612)	(2,597,567)
Short-Term Bond Fund	15,852,553	1,647	(44,390)	(42,743)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2018, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Market Neutral Income Fund	$(8,253,322)	$(29,821,727)	$38,075,049
Hedged Equity Income Fund	223	(14,197)	13,974
Phineus Long/Short Fund	2,033,187	77,019	(2,110,206)
Convertible Fund	(3,651,486)	2,943,900	707,586
Global Convertible Fund	(1,116,980)	(693,030)	1,810,010
Growth Fund	34,957,588	5,676,410	(40,633,998)
Growth and Income Fund	5,451,665	16,455,457	(21,907,122)
Dividend Growth Fund	141,265	(9,799)	(131,466)
Opportunistic Value Fund	460,104	(89,747)	(370,357)
International Growth Fund	5,383,046	(2,242,303)	(3,140,743)
Evolving World Growth Fund	(1,445,506)	576,453	869,053
Emerging Market Equity Fund	(31,691)	14,552	17,139
Global Equity Fund	4,332,420	(116,280)	(4,216,140)
Global Growth and Income Fund	1,877,276	(393,551)	(1,483,725)
Total Return Bond Fund	(179,920)	234,914	(54,994)
High Income Opportunities Fund	—	75,559	(75,559)
Short-Term Bond Fund	—	5,687	(5,687)

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Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED October 31, 2018			YEAR ENDED October 31, 2017
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Market Neutral Income Fund	$77,379,152	$80,809,364	$—	$73,358,003	$36,807,499
Hedged Equity Income Fund	294,253	223	—	157,613	—
Phineus Long/Short Fund	4,847,673	3,469,521	—	817,252	153,764
Convertible Fund	10,520,105	18,076,624	—	11,633,535	2,859,294
Global Convertible Fund	1,935,321	2,717,363	—	1,110,243	—
Growth Fund	34,957,588	218,784,460	—	43,408,854	87,653,493
Growth and Income Fund	30,462,496	116,932,931	—	52,285,501	100,114,190
Dividend Growth Fund	157,148	2,083,020	—	342,454	417,354
Opportunistic Value Fund	679,851	1,596,824	—	632,156	—
International Growth Fund	2,007,704	16,295,738	—	1,751,387	942,337
Evolving World Growth Fund	2,351,175	—	110	1,217,623	—
Emerging Market Equity Fund	86,283	—	8	28,948	—
Global Equity Fund	2,634,875	13,457,533	—	1,929,356	5,808,984
Global Growth and Income Fund	2,786,565	13,090,122	—	1,594,228	2,623,228
Total Return Bond Fund	1,692,483	352,324	179,920	1,822,895	261,144
High Income Opportunities Fund	3,181,977	—	—	2,867,566	—
Short-Term Bond Fund	54,170	—	—	—	—

As of October 31, 2018, the components of accumulated earnings/(loss) on tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$121,821,134	$115,829	$28,941,168	$19,864,531	$3,197,164
Undistributed capital gains	123,323,179	2,507,493	8,774,837	51,619,872	2,821,799

Total undistributed earnings	245,144,313	2,623,322	37,716,005	71,484,403	6,018,963
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gains/(losses)	171,748,292	(1,606,899)	(56,617,019)	19,243,896	(427,927)

Total accumulated earnings/(losses)	416,892,605	1,016,423	(18,901,014)	90,728,299	5,591,036
Other	(168,554,519)	(9,639)	(327,819)	(209,646)	(12,762)
Paid-in-capital	6,457,503,118	96,349,727	1,183,584,817	525,022,516	130,659,723

Net assets applicable to common shareholders	$6,705,841,204	$97,356,511	$1,164,355,984	$615,541,169	$136,237,997

	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND
Undistributed ordinary income	$55,750,632	$20,038,784	$39,753	$1,883,295
Undistributed capital gains	148,820,107	106,596,572	873,817	5,369,753

Total undistributed earnings	204,570,739	126,635,356	913,570	7,253,048
Accumulated capital and other losses	—	—	—	—
Net unrealized gains/(losses)	299,538,112	398,017,496	5,672,060	3,303,686

Total accumulated earnings/(losses)	504,108,851	524,652,852	6,585,630	10,556,734
Other	(615,464)	(295,206)	(7,988)	(78,475)
Paid-in-capital	960,041,688	1,454,091,089	17,382,394	37,080,584

Net assets applicable to common shareholders	$1,463,535,075	$1,978,448,735	$23,960,036	$47,558,843

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Notes to Financial Statements

	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$—	$3,498,839
Undistributed capital gains	23,806,913	—	—	18,654,809	14,609,164

Total undistributed earnings	23,806,913	—	—	18,654,809	18,108,003
Accumulated capital and other losses	—	(21,066,008)	(2,535,659)	—	—
Net unrealized gains/(losses)	8,051,751	10,582,365	315,085	16,233,753	13,450,176

Total accumulated earnings/(losses)	31,858,664	(10,483,643)	(2,220,574)	34,888,562	31,558,179
Other	402,327	(76,789)	(8,242)	(61,771)	(207,258)
Paid-in-capital	201,089,079	215,091,637	16,228,241	61,626,799	158,985,607

Net assets applicable to common shareholders	$233,350,070	$204,531,205	$13,999,425	$96,453,590	$190,336,528

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$—	$10,982	$8,807
Undistributed capital gains	—	—	—

Total undistributed earnings	—	10,982	8,807
Accumulated capital and other losses	(758,886)	(8,722,495)	—
Net unrealized gains/(losses)	(1,883,455)	(2,597,567)	(42,743)

Total accumulated earnings/(losses)	(2,642,341)	(11,309,080)	(33,936)
Other	(71,478)	(101,051)	(2,193)
Paid-in-capital	59,123,205	61,170,267	15,179,104

Net assets applicable to common shareholders	$56,409,386	$49,760,136	$15,142,975

The following Funds had capital loss carryforwards for the year or period ended October 31, 2018, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Evolving World Growth Fund	$(21,066,008)	$—
Emerging Market Equity Fund	(2,535,659)	—
Total Return Bond Fund	(365,302)	(393,584)
High Income Opportunities Fund	(1,130,937)	(7,591,558)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to

170	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of October 31, 2018, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

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Notes to Financial Statements

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of October 31, 2018, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$3,478,064	$44,142
Purchased options(2)	60,680,931	—
Written options(3)	—	154,874,923

	$64,158,995	$154,919,065

	HEDGED EQUITY INCOME FUND
Gross amounts at fair value:
Purchased options(2)	$1,960,908	$—
Written options(3)	—	2,384,038

	$1,960,908	$2,384,038

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$31,465,930	$—
Written options(3)	—	15,712,705

	$31,465,930	$15,712,705

	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$84,931	$9,628
Purchased options(2)	3,180,560	—
Written options(3)	—	509,320

	$3,265,491	$518,948

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased options(2)	$1,737,802	$—

	$1,737,802	$—

	GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$2,537,960	$—
Written options(3)	—	448,405

	$2,537,960	$448,405

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Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$75,791	$8,651
Purchased options(2)	3,439,933	—

	$3,515,724	$8,651

	OPPORTUNISTIC VALUE FUND
Gross amounts at fair value:
Purchased options(2)	$318,563	$—
Written options(3)	—	145,925

	$318,563	$145,925

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$5,161	$397,697
Purchased options(2)	862,654	—

	$867,815	$397,697

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$2,490,100	$—

	$2,490,100	$—

	EMERGING MARKET EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$90,627	$—

	$90,627	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$197,376	$—

	$197,376	$—

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased options(2)	$1,779,651	$—

	$1,779,651	$—

The following tables present the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2018.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$467,116	$16,217	$—	$450,899	$—
Northern Trust Company	ISDA	1,235,567	—	—	1,235,567	—
State Street Bank and Trust	ISDA	1,775,381	27,925	—	1,747,456	—

		$3,478,064	$44,142	$—	$3,433,922	$—

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Notes to Financial Statements

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$413	$104	$—	$309	$—
Northern Trust Company	ISDA	—	10	—	—	10
State Street Bank and Trust	ISDA	84,518	9,514	—	75,004	—

		$84,931	$9,628	$—	$75,313	$10

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$318	$145	$—	$173	$—
Northern Trust Company	ISDA	—	8	—	—	8
State Street Bank and Trust	ISDA	75,473	8,498	—	66,975	—

		$75,791	$8,651	$—	$67,148	$8

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$5,161	$397,697	$—	$—	$392,536

		$5,161	$397,697	$—	$—	$392,536

For the year or period ended October 31, 2018, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	TOTAL RETURN SWAPS(4)
Market Neutral Income Fund	516,442,438	361,397	184,388	994,800
Hedged Equity Income Fund	—	6,121	2,749	—
Phineus Long/Short Fund	—	1,008,957	1,068,624	—
Convertible Fund	18,585,797	14,403	1,698	—
Global Convertible Fund	—	7,467	153	—
Growth Fund	—	83,040	72,157	—
Growth and Income Fund	19,796,768	376,783	6,085	—
Dividend Growth Fund	—	—	—	—
Opportunistic Value Fund	—	2,640	425	—
International Growth Fund	136,594,900	26,958	7,754	—
Evolving World Growth Fund	186,280	220,175	97,550	—
Emerging Market Equity Fund	65,073	4,293	371	—
Global Equity Fund	31,671,004	9,604	4,572	—
Global Growth and Income Fund	47,862,989	65,212	20,452	—
Total Return Bond Fund	—	—	—	—
High Income Opportunities Fund	—	80	40	—
Short-Term Bond Fund	—	—	—	—

*

Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), and opened total return swaps (measured in notional).

(1)

Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.
(3)	Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)

Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

174	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2018.

	VALUE OF COLLATERAL FROM BROKER-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/FROM COUNTERPARTY
FUND		EQUITY	FIXED INCOME	TOTAL
Market Neutral Income Fund	$402,415,616	$298,400,273	$141,248,666	$439,648,939	$37,233,323
Hedged Equity Income Fund	564,146	1,620,424	—	1,620,424	1,056,278
Phineus Long/Short Fund	91,376,350	99,260,032	—	99,260,032	7,883,682
Convertible Fund	59,159,448	11,608,238	51,126,474	62,734,712	3,575,264
Global Convertible Fund	5,328,708	—	5,289,342	5,289,342	(39,366)
Growth Fund	29,199,351	76,300,087	—	76,300,087	47,100,736
Growth and Income Fund	52,557,957	68,305,414	25,464,618	93,770,032	41,212,075
Dividend Growth Fund	—	—	—	—	—
Opportunistic Value Fund	966,475	1,306,894	—	1,306,894	340,419
International Growth Fund	735,881	15,744,594	—	15,744,594	15,008,713
Evolving World Growth Fund	5,610,193	3,894,584	2,789,756	6,684,340	1,074,147
Emerging Market Equity Fund	2,543,388	2,732,250	—	2,732,250	188,862
Global Equity Fund	404,808	6,332,745	—	6,332,745	5,927,937
Global Growth and Income Fund	1,965,061	4,035,521	4,045,990	8,081,511	6,116,450
Total Return Bond Fund	5,533,827	—	8,260,134	8,260,134	2,726,307
High Income Opportunities Fund	12,583,224	161,547	13,644,222	13,805,769	1,222,545
Short-Term Bond Fund	472,778	—	460,453	460,453	(12,325)

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Notes to Financial Statements

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$2,617,433,357	$—	$2,617,433,357
Convertible Preferred Stocks	193,864,707	117,619,750	—	311,484,457
Common Stocks U.S.	3,304,058,370	—	—	3,304,058,370
Exchange-Traded Funds	285,808,283	—	—	285,808,283
Purchased Options	60,680,931	—	—	60,680,931
Short Term Investments	132,647,176	—	—	132,647,176
Investment of Cash Collateral For Securities Loaned	188,136,315	214,279,301	—	402,415,616
Forward Foreign Currency Contracts	—	3,478,064	—	3,478,064

Total	$4,165,195,782	$2,952,810,472	$—	$7,118,006,254

Liabilities:
Common Stocks Sold Short U.S.	$1,818,218,065	$—	$—	$1,818,218,065
Common Stocks Sold Short Foreign	8,462,597	95,548,135	—	104,010,732
Written Options	154,874,923	—	—	154,874,923
Forward Foreign Currency Contracts	—	44,142	—	44,142

Total	$1,981,555,585	$95,592,277	$—	$2,077,147,862

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$93,764,081	$—	$—	$93,764,081
Exchange-Traded Funds	615,954	—	—	615,954
Purchased Options	1,960,908	—	—	1,960,908
Short Term Investments	1,631,549	—	—	1,631,549
Investment of Cash Collateral For Securities Loaned	—	564,146	—	564,146

Total	$97,972,492	$564,146	$—	$98,536,638

Liabilities:
Written Options	$2,384,038	$—	$—	$2,384,038

Total	$2,384,038	$—	$—	$2,384,038

176	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$916,690,881	$—	$—	$916,690,881
Common Stocks Foreign	—	34,178,836	—	34,178,836
Exchange-Traded Funds	98,604,000	—	—	98,604,000
Purchased Options	31,465,930	—	—	31,465,930
Short Term Investments	81,397,067	—	—	81,397,067
Investment of Cash Collateral For Securities Loaned	35,466,698	55,909,652	—	91,376,350

Total	$1,163,624,576	$90,088,488	$—	$1,253,713,064

Liabilities:
Common Stocks Sold Short U.S.	$9,446,710	$—	$—	$9,446,710
Exchange-Traded Funds Sold Short	367,635,970	—	—	367,635,970
Written Options	15,712,705	—	—	15,712,705

Total	$392,795,385	$—	$—	$392,795,385

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$469,166,147	$—	$469,166,147
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	17,874,557	—	17,874,557
Synthetic Convertible Securities (Purchased Options)	1,820,600	—	—	1,820,600
Convertible Preferred Stocks	87,056,057	—	—	87,056,057
Common Stocks U.S.	9,619,932	—	—	9,619,932
Purchased Options	1,359,960	—	—	1,359,960
Short Term Investments	27,701,601	—	—	27,701,601
Investment of Cash Collateral For Securities Loaned	43,488,274	15,671,174	—	59,159,448
Forward Foreign Currency Contracts	—	84,931	—	84,931

Total	$171,046,424	$502,796,809	$—	$673,843,233

Liabilities:
Written Options	$509,320	$—	$—	$509,320
Forward Foreign Currency Contracts	—	9,628	—	9,628

Total	$509,320	$9,628	$—	$518,948

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$101,936,050	$—	$101,936,050
Synthetic Convertible Securities (Corporate Bonds)	—	2,543,883	—	2,543,883
Synthetic Convertible Securities (U.S. Government and Agency Securities)	—	11,766,924	—	11,766,924
Synthetic Convertible Securities (Purchased Options)	1,737,802	—	—	1,737,802
Convertible Preferred Stocks	11,661,009	—	—	11,661,009
Short Term Investments	3,448,768	—	—	3,448,768
Investment of Cash Collateral For Securities Loaned	3,555,584	1,773,124	—	5,328,708

Total	$20,403,163	$118,019,981	$—	$138,423,144

www.calamos.com	177

Notes to Financial Statements

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,432,943,135	$—	$—	$1,432,943,135
Common Stocks Foreign	422,006	19,283,440	—	19,705,446
Exchange-Traded Funds	8,691,731	—	—	8,691,731
Purchased Options	2,537,960	—	—	2,537,960
Short Term Investments	24,632,253	—	—	24,632,253
Investment of Cash Collateral For Securities Loaned	11,446,773	17,752,578	—	29,199,351

Total	$1,480,673,858	$37,036,018	$—	$1,517,709,876

Liabilities:
Written Options	$448,405	$—	$—	$448,405

Total	$448,405	$—	$—	$448,405

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$256,123,957	$—	$256,123,957
Synthetic Convertible Securities (Corporate Bonds)	—	63,808,086	—	63,808,086
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	40,529,518	—	40,529,518
Synthetic Convertible Securities (Purchased Options)	1,307,893	—	—	1,307,893
Convertible Preferred Stocks	107,590,003	7,890,151	—	115,480,154
Common Stocks U.S.	1,399,189,017	—	—	1,399,189,017
Exchange-Traded Funds	36,748,672	—	—	36,748,672
Purchased Options	2,132,040	—	—	2,132,040
Short Term Investments	59,320,309	—	—	59,320,309
Investment of Cash Collateral For Securities Loaned	32,421,164	20,136,793	—	52,557,957
Forward Foreign Currency Contracts	—	75,791	—	75,791

Total	$1,638,709,098	$388,564,296	$—	$2,027,273,394

Liabilities:
Forward Foreign Currency Contracts	$—	$8,651	$—	$8,651

Total	$—	$8,651	$—	$8,651

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$23,448,237	$—	$—	$23,448,237
Exchange-Traded Funds	369,780	—	—	369,780
Short Term Investments	63,232	—	—	63,232

Total	$23,881,249	$—	$—	$23,881,249

178	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$46,861,750	$—	$—	$46,861,750
Exchange-Traded Funds	234,625	—	—	234,625
Purchased Options	318,563	—	—	318,563
Short Term Investments	275,210	—	—	275,210
Investment of Cash Collateral For Securities Loaned	—	966,475	—	966,475

Total	$47,690,148	$966,475	$—	$48,656,623

Liabilities:
Written Options	$145,925	$—	$—	$145,925

Total	$145,925	$—	$—	$145,925

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$25,800,521	$146,230,789	$—	$172,031,310
Common Stocks U.S.	48,682,887	—	—	48,682,887
Forward Foreign Currency Contracts	—	5,161	—	5,161
Purchased Options	862,654	—	—	862,654
Short Term Investments	12,619,081	—	—	12,619,081
Investment of Cash Collateral For Securities Loaned	—	735,881	—	735,881

Total	$87,965,143	$146,971,831	$—	$234,936,974

Liabilities:
Forward Foreign Currency Contracts	$—	$397,697	$—	$397,697

Total	$—	$397,697	$—	$397,697

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$44,086,653	$—	$44,086,653
Convertible Preferred Stocks	—	14,958,815	—	14,958,815
Common Stocks U.S.	26,290,511	—	—	26,290,511
Common Stocks Foreign	12,921,050	97,324,459	—	110,245,509
Purchased Options	2,490,100	—	—	2,490,100
Short Term Investments	7,071,451	—	—	7,071,451
Investment of Cash Collateral For Securities Loaned	5,380,487	229,706	—	5,610,193

Total	$54,153,599	$156,599,633	$—	$210,753,232

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$4,462,351	$403,333	$—	$4,865,684
Common Stocks Foreign	1,233,668	6,651,403	—	7,885,071
Exchange-Traded Funds	540,518	—	—	540,518
Purchased Options	90,627	—	—	90,627
Short Term Investments	886,819	—	—	886,819
Investment of Cash Collateral For Securities Loaned	1,447,195	1,096,193	—	2,543,388

Total	$8,661,178	$8,150,929	$—	$16,812,107

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Notes to Financial Statements

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$54,493,030	$—	$—	$54,493,030
Common Stocks Foreign	3,569,853	34,387,027	—	37,956,880
Purchased Options	197,376	—	—	197,376
Short Term Investments	5,326,254	—	—	5,326,254
Investment of Cash Collateral For Securities Loaned	—	404,808	—	404,808

Total	$63,586,513	$34,791,835	$—	$98,378,348

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$51,463,302	$—	$51,463,302
Synthetic Convertible Securities (Corporate Bonds)	—	1,057,039	—	1,057,039
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	10,468,628	—	10,468,628
Synthetic Convertible Securities (Purchased Options)	1,247,016	—	—	1,247,016
Convertible Preferred Stocks	7,515,306	5,186,910	—	12,702,216
Common Stocks U.S.	64,245,544	—	—	64,245,544
Common Stocks Foreign	3,410,097	36,157,316	—	39,567,413
Purchased Options	532,635	—	—	532,635
Short Term Investments	10,388,451	—	—	10,388,451
Investment of Cash Collateral For Securities Loaned	2,140,313	—	—	2,140,313

Total	$89,479,362	$104,333,195	$—	$193,812,557

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$31,416,147	$—	$31,416,147
Bank Loans	—	2,483,800	—	2,483,800
U.S. Government and Agency Securities	—	14,699,927	—	14,699,927
Asset Backed Securities	—	6,951,952	—	6,951,952
Residential Mortgage Backed Security	—	705,131	—	705,131
Short Term Investments	245,568	—	—	245,568
Investment of Cash Collateral For Securities Loaned	3,061,405	2,472,422	—	5,533,827

Total	$3,306,973	$58,729,379	$—	$62,036,352

	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$41,668,215	$—	$41,668,215
Convertible Bonds	—	349,600	—	349,600
Bank Loans	—	4,959,037	—	4,959,037
Convertible Preferred Stocks	728,716	—	—	728,716
Common Stocks U.S.	832,767	98,206	—	930,973
Short Term Investments	451,851	—	—	451,851
Investment of Cash Collateral For Securities Loaned	5,920,293	6,662,931	—	12,583,224

Total	$7,933,627	$53,737,989	$—	$61,671,616

180	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$11,957,542	$—	$11,957,542
Bank Loans	—	501,584	—	501,584
Asset Backed Securities	—	1,815,099	—	1,815,099
Residential Mortgage Backed Securities	—	337,733	—	337,733
Municipal Obligations	—	198,155	—	198,155
Short Term Investments	526,919	—	—	526,919
Investment of Cash Collateral For Securities Loaned	—	472,778	—	472,778

Total	$526,919	$15,282,891	$—	$15,809,810

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the year or period ended October 31, 2018:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,304,729	$313,766,420	3,026,723	$34,707,585	6,488,594	$81,785,520
Shares issued as reinvestment of distributions	1,389,035	18,438,255	8,436	98,050	77,219	962,149
Shares converted from class R	456,993	6,105,427	–	–	–	–
Less shares redeemed	(20,993,918)	(282,581,777)	(2,677,841)	(30,489,455)	(3,035,625)	(38,072,768)

Net increase (decrease)	4,156,839	$55,728,325	357,318	$4,316,180	3,530,188	$44,674,901

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,044,232	$69,003,246	41,040	$471,929	2,677,188	$33,309,114
Shares issued as reinvestment of distributions	410,720	5,529,317	8	87	32,298	397,268
Less shares redeemed	(4,056,839)	(55,404,303)	(2,778)	(30,004)	(704,983)	(8,639,555)

Net increase (decrease)	1,398,113	$19,128,260	38,270	$442,012	2,004,503	$25,066,827

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	201,073,177	$2,677,721,119	7,299,401	$84,667,799	72,928,696	$926,283,927
Shares issued as reinvestment of distributions	8,642,306	113,598,391	16,925	196,116	392,138	4,909,564
Less shares redeemed	(67,773,139)	(900,807,963)	(414,839)	(4,747,085)	(19,452,058)	(243,175,678)

Net increase (decrease)	141,942,344	$1,890,511,547	6,901,487	$80,116,830	53,868,776	$688,017,813

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	25,000	$332,597	—	$—	—	$—
Shares issued as reinvestment of distributions	7,310	96,131	—	—	—	—
Less shares redeemed	(58,819)	(784,131)	—	—	—	—
Shares converted to class A	(458,875)	(6,105,427)	—	—	—	—

Net increase (decrease)	(485,384)	$(6,460,830)	—	$—	—	$—

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

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Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,490,392	$46,027,206	769,987	$8,556,786	1,045,901	$35,392,030
Shares issued as reinvestment of distributions	445,294	7,973,633	44,303	483,005	3,302,766	106,811,442
Shares converted from class R	94,626	1,692,856	743	8,253	160,063	5,406,928
Less shares redeemed	(3,539,359)	(65,339,068)	(911,638)	(10,154,591)	(6,039,038)	(208,488,738)

Net increase (decrease)	(509,047)	$(9,645,373)	(96,605)	$(1,106,547)	(1,530,308)	$(60,878,338)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	451,525	$8,239,481	147,136	$1,617,477	239,855	$5,182,517
Shares issued as reinvestment of distributions	263,210	4,631,349	8,538	91,739	3,338,958	68,882,701
Less shares redeemed	(1,653,755)	(30,141,422)	(51,663)	(566,118)	(4,283,795)	(95,076,494)

Net increase (decrease)	(939,020)	$(17,270,592)	104,011	$1,143,098	(704,982)	$(21,011,276)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,786,551	$129,978,184	5,534,311	$61,616,069	759,645	$34,701,111
Shares issued as reinvestment of distributions	716,667	11,544,487	357,579	3,907,030	658,057	27,862,157
Less shares redeemed	(5,674,347)	(93,339,101)	(2,791,104)	(30,872,234)	(1,597,541)	(72,616,037)

Net increase (decrease)	2,828,871	$48,183,570	3,100,786	$34,650,865	(179,839)	$(10,052,769)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,804	$50,132	—	$—	14,470	$457,344
Shares issued as reinvestment of distributions	2,260	39,597	23	245	19,006	574,749
Less shares redeemed	(6,421)	(115,787)	—	—	(21,840)	(702,726)
Shares converted to class A	(95,040)	(1,692,856)	(747)	(8,253)	(171,252)	(5,406,928)

Net increase (decrease)	(96,397)	$(1,718,914)	(724)	$(8,008)	(159,616)	$(5,077,561)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

182	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,828,279	$60,648,514	36,621	$457,419	68,060	$1,062,665
Shares issued as reinvestment of distributions	1,668,011	53,417,704	13,502	163,449	47,295	712,264
Shares converted from class R	348,363	11,447,223	—	—	9,856	151,294
Less shares redeemed	(5,973,982)	(199,006,475)	(19,572)	(247,248)	(175,440)	(2,724,491)

Net increase (decrease)	(2,129,329)	$(73,493,034)	30,551	$373,620	(50,229)	$(798,268)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	620,929	$20,716,983	9,121	$111,383	3,505	$49,331
Shares issued as reinvestment of distributions	1,010,250	32,400,402	6,653	79,037	10,988	149,333
Less shares redeemed	(3,510,401)	(117,073,601)	(13,712)	(170,222)	(45,143)	(637,684)

Net increase (decrease)	(1,879,222)	$(63,956,216)	2,062	$20,198	(30,650)	$(439,020)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,419,973	$174,411,586	131,156	$1,670,092	29,642	$473,387
Shares issued as reinvestment of distributions	1,302,327	40,205,524	153,479	1,856,415	57,863	893,972
Less shares redeemed	(3,503,146)	(111,683,122)	(361,307)	(4,527,798)	(344,243)	(5,499,472)

Net increase (decrease)	3,219,154	$102,933,988	(76,672)	$(1,001,291)	(256,738)	$(4,132,113)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,639	$506,978	—	$—	291	$4,471
Shares issued as reinvestment of distributions	19,246	606,450	—	—	80	1,186
Less shares redeemed	(44,626)	(1,457,529)	—	—	(1,114)	(16,621)
Shares converted to class A	(351,366)	(11,447,223)	—	—	(9,994)	(151,294)

Net increase (decrease)	(361,107)	$(11,791,324)	—	$—	(10,737)	$(162,258)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

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Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,560,783	$77,582,022	793,820	$12,006,694	16,938	$182,579
Shares issued as reinvestment of distributions	188,722	3,940,528	550	8,122	887	9,320
Shares converted from class R	312,475	6,808,822	145,134	2,303,279	—	—
Less shares redeemed	(4,134,915)	(87,647,764)	(2,769,557)	(41,240,663)	(12,255)	(126,537)

Net increase (decrease)	(72,935)	$683,608	(1,830,053)	$(26,922,568)	5,570	$65,362

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	77,422	$1,510,861	175,178	$2,500,143	4,210	$41,438
Shares issued as reinvestment of distributions	54,710	1,040,583	—	—	—	—
Less shares redeemed	(295,417)	(5,656,723)	(440,136)	(6,102,909)	(7,248)	(71,644)

Net increase (decrease)	(163,285)	$(3,105,279)	(264,958)	$(3,602,766)	(3,038)	$(30,206)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,908,475	$41,551,059	3,062,969	$46,063,386	109,133	$1,222,231
Shares issued as reinvestment of distributions	295,866	6,316,729	59,671	885,521	4,307	45,350
Less shares redeemed	(1,893,024)	(41,115,312)	(6,143,599)	(92,860,230)	(91,379)	(903,361)

Net increase (decrease)	311,317	$6,752,476	(3,020,959)	$(45,911,323)	22,061	$364,220

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,978	$574,860	11,039	$168,394	—	$—
Shares issued as reinvestment of distributions	9,239	188,200	—	—	—	—
Less shares redeemed	(36,825)	(787,976)	(58,709)	(888,872)	—	—
Shares converted to class A	(320,427)	(6,808,822)	(147,156)	(2,303,279)	—	—

Net increase (decrease)	(321,035)	$(6,833,738)	(194,826)	$(3,023,757)	—	$—

Class R6(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,197	$25,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	1,197	$25,000	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	International Growth Fund Class R6 commenced operations on September 17, 2018.

184	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	346,836	$5,221,585	544,702	$5,257,205	168,855	$1,706,191
Shares issued as reinvestment of distributions	126,959	1,837,097	420,944	3,955,552	51,227	517,633
Shares converted from class R	357,072	5,398,935	104,769	1,016,255	61,291	614,140
Less shares redeemed	(535,449)	(8,085,122)	(1,993,126)	(19,270,396)	(626,257)	(6,288,448)

Net increase (decrease)	295,418	$4,372,495	(922,711)	$(9,041,384)	(344,884)	$(3,450,484)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	83,432	$1,145,132	291,472	$2,491,887	67,659	$686,541
Shares issued as reinvestment of distributions	86,016	1,135,416	489,662	4,088,680	18,552	187,881
Less shares redeemed	(243,411)	(3,334,186)	(1,901,384)	(16,249,536)	(330,688)	(3,351,059)

Net increase (decrease)	(73,963)	$(1,053,638)	(1,120,250)	$(9,668,969)	(244,477)	$(2,476,637)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,007,980	$15,534,006	2,678,700	$26,661,221	1,193,049	$12,036,831
Shares issued as reinvestment of distributions	506,670	7,488,587	429,390	4,152,611	137,422	1,386,984
Less shares redeemed	(2,764,474)	(43,444,918)	(2,487,651)	(24,606,215)	(1,854,902)	(18,617,344)

Net increase (decrease)	(1,249,824)	$(20,422,325)	620,439	$6,207,617	(524,431)	$(5,193,529)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	61,091	$901,022	5,432	$51,418	25,219	$257,282
Shares issued as reinvestment of distributions	28,155	394,456	5,692	52,426	162	1,666
Less shares redeemed	(57,612)	(838,534)	(34,928)	(335,371)	(1,672)	(17,048)
Shares converted to class A	(368,961)	(5,398,935)	(106,802)	(1,016,255)	(61,421)	(614,140)

Net increase (decrease)	(337,327)	$(4,941,991)	(130,606)	$(1,247,782)	(37,712)	$(372,240)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

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Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND(b)
Class A	Shares	Dollars	Shares	Dollars
Shares sold	995,944	$8,579,913	2,500	$25,000
Shares issued as reinvestment of distributions	221,549	1,906,178	8	81
Shares converted from class R	13,166	114,548	—	—
Less shares redeemed	(1,475,277)	(12,733,842)	—	—

Net increase (decrease)	(244,618)	$(2,133,203)	2,508	$25,081

Class C	Shares	Dollars	Shares	Dollars
Shares sold	21,467	$198,026	—	$—
Shares issued as reinvestment of distributions	61,066	553,202	—	—
Less shares redeemed	(401,593)	(3,653,160)	—	—

Net increase (decrease)	(319,060)	$(2,901,932)	—	$—

Class I	Shares	Dollars	Shares	Dollars
Shares sold	348,933	$3,017,151	3,015	$30,140
Shares acquired through In-Kind purchases	—	—	1,507,400	15,074,001
Shares issued as reinvestment of distributions	55,269	475,680	5,418	54,087
Less shares redeemed	(614,914)	(5,339,800)	(422)	(4,205)

Net increase (decrease)	(210,712)	$(1,846,969)	1,515,411	$15,154,023

Class R(a)	Shares	Dollars	Shares	Dollars
Shares sold	646	$5,668	—	$—
Shares issued as reinvestment of distributions	174	1,527	—	—
Less shares redeemed	(1,543)	(13,638)	—	—
Shares converted to class A	(13,211)	(114,548)	—	—

Net increase (decrease)	(13,934)	$(120,991)	—	$—

Class R6	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Short-Term Bond Fund commenced operations on September 19, 2018.

186	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the year ended October 31, 2017:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	21,809,752	$288,217,457	229,714	$2,379,482	5,918,551	$71,210,101
Shares issued as reinvestment of distributions	1,654,029	21,633,797	4,200	43,240	15,592	181,954
Shares converted from class B	11,244	149,539	—	—	—	—
Less shares redeemed	(46,555,325)	(615,948,605)	(1,165,890)	(12,155,368)	(1,876,910)	(22,474,406)

Net increase (decrease)	(23,080,300)	$(305,947,812)	(931,976)	$(9,732,646)	4,057,233	$48,917,649

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	34	$472	—	$—	—	$—
Shares issued as reinvestment of distributions	313	4,353	—	—	—	—
Shares converted to class A	(10,542)	(149,539)	—	—	—	—
Less shares redeemed	(25,818)	(361,652)	—	—	—	—

Net increase (decrease)	(36,013)	$(506,366)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,546,155	$47,603,403	1,392	$14,704	2,057,953	$24,608,557
Shares issued as reinvestment of distributions	342,645	4,544,452	41	425	4,605	53,460
Less shares redeemed	(7,104,810)	(95,465,679)	(966)	(10,085)	(148,737)	(1,754,869)

Net increase (decrease)	(3,216,010)	$(43,317,824)	467	$5,044	1,913,821	$22,907,148

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	141,201,499	$1,847,652,277	658,780	$6,979,240	26,382,480	$319,010,843
Shares issued as reinvestment of distributions	5,468,217	70,919,796	10,792	113,498	50,070	585,816
Less shares redeemed	(64,456,477)	(843,868,311)	(373,898)	(3,971,061)	(3,483,664)	(42,439,648)

Net increase (decrease)	82,213,239	$1,074,703,762	295,674	$3,121,677	22,948,886	$277,157,011

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	185,761	$2,444,666	—	$—	—	$—
Shares issued as reinvestment of distributions	10,348	134,876	—	—	—	—
Less shares redeemed	(361,746)	(4,778,397)	(10,223)	(104,618)	—	—

Net increase (decrease)	(165,637)	$(2,198,855)	(10,223)	$(104,618)	—	$—

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,891	$25,000	2,376	$25,000	2,119	$25,000
Less shares redeemed	(1,891)	(25,302)	(2,376)	(25,618)	(2,119)	(26,133)

Net increase (decrease)	—	$(302)	—	$(618)	—	$(1,133)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	187

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,984,897	$67,754,277	1,550,252	$16,157,712	2,601,224	$85,169,257
Shares issued as reinvestment of distributions	228,135	3,777,198	25,305	251,672	1,224,344	36,216,101
Shares converted from class B	30,017	519,892	—	—	32,025	1,066,420
Less shares redeemed	(6,421,325)	(108,531,659)	(3,378,936)	(35,740,967)	(10,407,382)	(331,020,189)

Net increase (decrease)	(2,178,276)	$(36,480,292)	(1,803,379)	$(19,331,583)	(6,549,789)	$(208,568,411)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	67	$1,413	—	$—	234	$6,234
Shares issued as reinvestment of distributions	613	12,855	—	—	7,229	192,505
Shares converted to class A	(23,067)	(519,892)	—	—	(35,721)	(1,066,420)
Less shares redeemed	(168,336)	(3,602,455)	—	—	(191,968)	(5,356,510)

Net increase (decrease)	(190,723)	$(4,108,079)	—	$—	(220,226)	$(6,224,191)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	288,413	$4,836,026	126,493	$1,340,655	559,366	$11,618,420
Shares issued as reinvestment of distributions	108,187	1,759,129	1,739	17,384	1,177,543	23,927,671
Less shares redeemed	(4,508,178)	(75,412,207)	(116,735)	(1,203,798)	(10,958,232)	(241,650,900)

Net increase (decrease)	(4,111,578)	$(68,817,052)	11,497	$154,241	(9,221,323)	$(206,104,809)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,735,409	$87,769,797	6,238,579	$66,840,028	1,771,306	$71,841,735
Shares issued as reinvestment of distributions	319,581	4,786,811	80,483	832,389	240,850	9,039,128
Less shares redeemed	(8,457,705)	(127,450,124)	(3,022,710)	(31,481,137)	(3,999,585)	(161,794,781)

Net increase (decrease)	(2,402,715)	$(34,893,516)	3,296,352	$36,191,280	(1,987,429)	$(80,913,918)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,593	$316,073	12,378	$125,851	42,737	$1,273,403
Shares issued as reinvestment of distributions	1,248	20,524	462	4,665	9,051	253,058
Less shares redeemed	(31,304)	(519,535)	(57,696)	(627,440)	(152,007)	(4,608,645)

Net increase (decrease)	(11,463)	$(182,938)	(44,856)	$(496,924)	(100,219)	$(3,082,184)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,484	$25,000	2,456	$25,000	792	$25,000
Less shares redeemed	(1,484)	(26,675)	(2,456)	(27,286)	(792)	(27,727)

Net increase (decrease)	—	$(1,675)	—	$(2,286)	—	$(2,727)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

188	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,777,741	$119,020,123	509,052	$5,513,492	230,979	$3,128,149
Shares issued as reinvestment of distributions	1,805,326	54,495,015	7,189	79,969	17,447	238,151
Shares converted from class B	25,222	796,749	—	—	1,608	22,776
Less shares redeemed	(8,742,755)	(272,081,567)	(2,587,636)	(30,126,760)	(1,378,663)	(19,132,359)

Net increase (decrease)	(3,134,466)	$(97,769,680)	(2,071,395)	$(24,533,299)	(1,128,629)	$(15,743,283)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,234	$46,381	—	$—	—	$—
Shares issued as reinvestment of distributions	3,326	121,506	—	—	—	—
Shares converted to class A	(20,587)	(796,749)	—	—	(1,741)	(22,776)
Less shares redeemed	(80,438)	(3,007,950)	—	—	(6,220)	(79,099)

Net increase (decrease)	(96,465)	$(3,636,812)	—	$—	(7,961)	$(101,875)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	688,905	$21,218,249	25,198	$267,584	68,958	$845,613
Shares issued as reinvestment of distributions	1,093,204	33,026,832	200	2,236	212	2,636
Less shares redeemed	(8,959,162)	(280,900,715)	(36,816)	(410,532)	(156,467)	(1,981,119)

Net increase (decrease)	(7,177,053)	$(226,655,634)	(11,418)	$(140,712)	(87,297)	$(1,132,870)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,605,429	$198,145,185	1,843,292	$21,833,354	937,119	$13,399,501
Shares issued as reinvestment of distributions	1,102,432	32,173,200	13,088	155,496	11,927	166,853
Less shares redeemed	(7,973,494)	(238,550,682)	(878,906)	(10,274,906)	(594,707)	(8,641,485)

Net increase (decrease)	(265,633)	$(8,232,297)	977,474	$11,713,944	354,339	$4,924,869

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	134,902	$4,209,111	—	$—	1,204	$16,815
Shares issued as reinvestment of distributions	24,431	731,321	—	—	6	86
Less shares redeemed	(241,126)	(7,566,968)	(10,725)	(118,095)	(224)	(3,186)

Net increase (decrease)	(81,793)	$(2,626,536)	(10,725)	$(118,095)	986	$13,715

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	805	$25,000	2,161	$25,000	1,782	$25,000
Less shares redeemed	(805)	(26,459)	(2,161)	(27,215)	(1,782)	(26,844)

Net increase (decrease)	—	$(1,459)	—	$(2,215)	—	$(1,844)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	189

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	560,732	$10,124,084	1,782,311	$22,421,073	8,664	$83,325
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Shares converted from class B	4,402	83,068	900	11,846	—	—
Less shares redeemed	(3,869,634)	(67,455,152)	(5,652,041)	(69,446,509)	(10,779)	(99,614)

Net increase (decrease)	(3,304,500)	$(57,248,000)	(3,868,830)	$(47,013,590)	(2,115)	$(16,289)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Shares converted to class A	(4,792)	(83,068)	(948)	(11,846)	—	—
Less shares redeemed	(12,779)	(201,214)	(7,763)	(90,417)	—	—

Net increase (decrease)	(17,571)	$(284,282)	(8,711)	$(102,263)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	98,595	$1,545,542	202,511	$2,402,717	14,548	$117,959
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(1,001,646)	(15,982,257)	(1,135,941)	(13,390,513)	(10,325)	(83,904)

Net increase (decrease)	(903,051)	$(14,436,715)	(933,430)	$(10,987,796)	4,223	$34,055

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,573,836	$47,547,037	6,018,155	$75,924,899	125,136	$1,064,962
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(7,185,952)	(129,403,658)	(11,949,210)	(149,762,320)	(119,149)	(1,114,299)

Net increase (decrease)	(4,612,116)	$(81,856,621)	(5,931,055)	$(73,837,421)	5,987	$(49,337)

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	108,018	$1,880,088	80,220	$1,023,973	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(132,890)	(2,304,444)	(94,450)	(1,218,511)	(10,017)	(82,398)

Net increase (decrease)	(24,872)	$(424,356)	(14,230)	$(194,538)	(10,017)	$(82,398)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,472	$25,000	2,073	$25,000	2,938	$25,000
Less shares redeemed	(1,472)	(31,141)	(2,073)	(30,320)	(2,938)	(30,687)

Net increase (decrease)	—	$(6,141)	—	$(5,320)	—	$(5,687)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

190	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	267,886	$3,631,787	1,271,007	$11,536,491	616,675	$6,401,692
Shares issued as reinvestment of distributions	82,310	994,304	62,980	534,014	81,886	845,848
Shares converted from class B	1,461	20,314	3,521	32,254	2,756	28,576
Less shares redeemed	(928,684)	(12,069,159)	(3,398,601)	(29,999,159)	(4,051,289)	(41,987,744)

Net increase (decrease)	(577,027)	$(7,422,754)	(2,061,093)	$(17,896,400)	(3,349,972)	$(34,711,628)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	88	$1,043	33	$276	—	$—
Shares issued as reinvestment of distributions	607	6,812	352	2,986	370	3,802
Shares converted to class A	(1,579)	(20,314)	(3,514)	(32,254)	(2,754)	(28,576)
Less shares redeemed	(13,353)	(161,512)	(59,827)	(523,560)	(54,904)	(566,190)

Net increase (decrease)	(14,237)	$(173,971)	(62,956)	$(552,552)	(57,288)	$(590,964)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	79,865	$1,020,183	392,300	$3,098,222	85,621	$884,124
Shares issued as reinvestment of distributions	52,717	590,436	69,000	524,399	14,688	151,828
Less shares redeemed	(556,903)	(6,824,659)	(4,362,066)	(34,932,226)	(752,710)	(7,787,857)

Net increase (decrease)	(424,321)	$(5,214,040)	(3,900,766)	$(31,309,605)	(652,401)	$(6,751,905)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	842,940	$11,438,592	1,904,954	$17,526,653	2,931,151	$30,402,823
Shares issued as reinvestment of distributions	290,431	3,572,303	134,938	1,169,624	71,487	741,606
Less shares redeemed	(2,477,622)	(32,885,172)	(9,061,190)	(79,702,176)	(1,218,817)	(12,652,880)

Net increase (decrease)	(1,344,251)	$(17,874,277)	(7,021,298)	$(61,005,899)	1,783,821	$18,491,549

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	66,830	$893,328	18,580	$164,274	5,384	$55,765
Shares issued as reinvestment of distributions	13,200	155,231	714	5,930	206	2,125
Less shares redeemed	(90,324)	(1,147,337)	(38,431)	(338,695)	(18,061)	(186,669)

Net increase (decrease)	(10,294)	$(98,778)	(19,137)	$(168,491)	(12,471)	$(128,779)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,953	$25,000	2,867	$25,000	2,418	$25,000
Less shares redeemed	(1,953)	(29,930)	(2,867)	(27,840)	(2,418)	(25,061)

Net increase (decrease)	—	$(4,930)	—	$(2,840)	—	$(61)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	191

Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND
Class A	Shares	Dollars
Shares sold	1,414,032	$12,403,213
Shares issued as reinvestment of distributions	188,421	1,655,641
Shares converted from class B	2,831	24,971
Less shares redeemed	(2,267,440)	(19,857,958)

Net increase (decrease)	(662,156)	$(5,774,133)

Class B(a)	Shares	Dollars
Shares sold	10	$93
Shares issued as reinvestment of distributions	330	3,051
Shares converted to class A	(2,661)	(24,971)
Less shares redeemed	(26,145)	(242,613)

Net increase (decrease)	(28,466)	$(264,440)

Class C	Shares	Dollars
Shares sold	104,430	$958,954
Shares issued as reinvestment of distributions	54,380	501,112
Less shares redeemed	(667,377)	(6,147,863)

Net increase (decrease)	(508,567)	$(4,687,797)

Class I	Shares	Dollars
Shares sold	782,434	$6,895,841
Shares issued as reinvestment of distributions	48,476	426,255
Less shares redeemed	(1,462,485)	(12,688,275)

Net increase (decrease)	(631,575)	$(5,366,179)

Class R	Shares	Dollars
Shares sold	753	$6,580
Shares issued as reinvestment of distributions	630	5,517
Less shares redeemed	(19,095)	(167,180)

Net increase (decrease)	(17,712)	$(155,083)

Class T(b)	Shares	Dollars
Shares sold	2,818	$25,000
Less shares redeemed	(2,818)	(25,155)

Net increase (decrease)	—	$(155)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

192	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.41	$13.13	$13.08	$13.13	$13.09
Income from investment operations:
Net investment income (loss)(a)	0.30	0.26	0.25	0.21	0.15
Net realized and unrealized gain (loss)	0.19	0.35	0.16	—	0.27
Total from investment operations	0.49	0.61	0.41	0.21	0.42
Distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.16)	(0.12)	(0.12)
Dividends from net realized gains	(0.22)	(0.20)	(0.20)	(0.14)	(0.26)
Total distributions	(0.38)	(0.33)	(0.36)	(0.26)	(0.38)
Net asset value, end of year	$13.52	$13.41	$13.13	$13.08	$13.13
Ratios and supplemental data:
Total return(b)	3.79%	4.74%	3.16%	1.60%	3.27%
Net assets, end of year (000)	$743,925	$682,451	$970,737	$1,051,576	$1,351,641
Ratio of net expenses to average net assets	1.25% (c)	1.28% (d)	1.22% (e)	1.23%	1.20%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.28%	1.22%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets	2.26%	1.96%	1.91%	1.58%	1.17%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	66.8%	81.1%	37.5%	37.6%	70.5%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.62	$13.33	$13.27	$13.32	$13.30
Income from investment operations:
Net investment income (loss)(a)	0.21	0.16	0.15	0.11	0.06
Net realized and unrealized gain (loss)	0.19	0.36	0.17	0.01	0.26
Total from investment operations	0.40	0.52	0.32	0.12	0.32
Distributions:
Dividends from net investment income	(0.07)	(0.03)	(0.06)	(0.03)	(0.04)
Dividends from net realized gains	(0.22)	(0.20)	(0.20)	(0.14)	(0.26)
Total distributions	(0.29)	(0.23)	(0.26)	(0.17)	(0.30)
Net asset value, end of year	$13.73	$13.62	$13.33	$13.27	$13.32
Ratios and supplemental data:
Total return(b)	3.03%	3.98%	2.41%	0.86%	2.40%
Net assets, end of year (000)	$303,417	$282,115	$318,853	$339,054	$349,791
Ratio of net expenses to average net assets	2.00% (c)	2.03% (d)	1.97% (e)	1.98%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	2.00%	2.03%	1.97%	1.98%	1.95%
Ratio of net investment income (loss) to average net assets	1.51%	1.22%	1.16%	0.83%	0.42%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% and 1.81% for the year ended October 31, 2018.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.83% for the year ended October 31, 2017.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.84% for the year ended October 31, 2016.

www.calamos.com	193

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.26	$12.98	$12.94	$12.99	$12.97
Income from investment operations:
Net investment income (loss)(a)	0.33	0.29	0.27	0.24	0.18
Net realized and unrealized gain (loss)	0.19	0.36	0.16	—	0.25
Total from investment operations	0.52	0.65	0.43	0.24	0.43
Distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.19)	(0.15)	(0.15)
Dividends from net realized gains	(0.22)	(0.20)	(0.20)	(0.14)	(0.26)
Total distributions	(0.42)	(0.37)	(0.39)	(0.29)	(0.41)
Net asset value, end of year	$13.36	$13.26	$12.98	$12.94	$12.99
Ratios and supplemental data:
Total return(b)	4.02%	5.07%	3.38%	1.89%	3.40%
Net assets, end of year (000)	$5,658,499	$3,734,035	$2,587,922	$2,377,641	$2,470,829
Ratio of net expenses to average net assets	0.99% (c)	1.02% (d)	0.97% (e)	0.98%	0.95%
Ratio of gross expenses to average net assets prior to expense reductions	0.99%	1.02%	0.97%	0.98%	0.95%
Ratio of net investment income (loss) to average net assets	2.49%	2.22%	2.15%	1.83%	1.41%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% for the year ended October 31, 2016.

194	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,				December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of year	$10.85		$10.03	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08		0.12	0.10	0.06
Net realized and unrealized gain (loss)	0.57		0.76	0.17	0.01
Total from investment operations	0.65		0.88	0.27	0.07
Distributions:
Dividends from net investment income	(0.06)		(0.06)	(0.15)	(0.07)
Dividends from net realized gains	—		—	(0.09)	—
Total distributions	(0.06)		(0.06)	(0.24)	(0.07)
Net asset value, end of year	$11.44		$10.85	$10.03	$10.00
Ratios and supplemental data:
Total return(b)	6.08%		8.77%	2.79%	0.67%
Net assets, end of year (000)	$5,151		$1,007	$10,275	$5,661
Ratio of net expenses to average net assets	1.25%		1.25%	1.22%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.47%		2.14%	2.03%	3.05%	(c)
Ratio of net investment income (loss) to average net assets	0.65%		1.12%	1.01%	0.78%	(c)

	Year Ended October 31,				December 31, 2014• through October 31,
	2018		2017	2016	2015
Portfolio turnover rate	140.8%		49.2%	19.6%	29.4%

	CLASS C
	Year Ended October 31,				December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of year	$10.78		$10.00	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.02	0.03	(0.00	)*
Net realized and unrealized gain (loss)	0.58		0.79	0.16	0.01
Total from investment operations	0.57		0.81	0.19	0.01
Distributions:
Dividends from net investment income	(0.00	)*	(0.03)	(0.08)	(0.03)
Dividends from net realized gains	—		—	(0.09)	—
Total distributions	(0.00	)*	(0.03)	(0.17)	(0.03)
Net asset value, end of year	$11.35		$10.78	$10.00	$9.98
Ratios and supplemental data:
Total return(b)	5.31%		8.09%	1.92%	0.09%
Net assets, end of year (000)	$616		$173	$156	$100
Ratio of net expenses to average net assets	2.00%		2.00%	1.97%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.30%		3.03%	2.79%	3.79%	(c)
Ratio of net investment income (loss) to average net assets	(0.07%	)	0.24%	0.26%	0.03%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	195

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,			December 31, 2014• through October 31,
	2018	2017	2016	2015
Net asset value, beginning of year	$10.84	$10.04	$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.59	0.78	0.17	—
Total from investment operations	0.69	0.91	0.30	0.09
Distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.18)	(0.08)
Dividends from net realized gains	—	—	(0.09)	—
Total distributions	(0.08)	(0.11)	(0.27)	(0.08)
Net asset value, end of year	$11.45	$10.84	$10.04	$10.01
Ratios and supplemental data:
Total return(b)	6.38%	9.12%	3.02%	0.89%
Net assets, end of year (000)	$91,589	$11,883	$8,035	$5,527
Ratio of net expenses to average net assets	1.00%	1.00%	0.97%	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	2.06%	1.81%	2.80%	(c)
Ratio of net investment income (loss) to average net assets	0.91%	1.22%	1.27%	1.03%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

196	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		April 5, 2016• through October 31,
	2018	2017	2016
Net asset value, beginning of year	$12.33	$10.77	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	—	1.82	0.87
Total from investment operations	(0.03)	1.66	0.77
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	(0.15)	(0.10)	—
Total distributions	(0.15)	(0.10)	—
Net asset value, end of year	$12.15	$12.33	$10.77
Ratios and supplemental data:
Total return(b)	(0.34% )	15.46%	7.70%
Net assets, end of year (000)	$108,730	$66,854	$14,708
Ratio of net expenses to average net assets	2.28% (d)	2.71% (e)	2.99%	(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.71%	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.27% )	(1.34% )	(1.77%	)(c)

	Year Ended October 31,		April 5, 2016• through October 31,
	2018	2017	2016
Portfolio turnover rate	228.6%	167.8%	177.6%

	CLASS C
	Year Ended October 31,		April 5, 2016• through October 31,
	2018	2017	2016
Net asset value, beginning of year	$12.19	$10.73	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.13)	(0.25)	(0.15)
Net realized and unrealized gain (loss)	0.01	1.81	0.88
Total from investment operations	(0.12)	1.56	0.73
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	(0.15)	(0.10)	—
Total distributions	(0.15)	(0.10)	—
Net asset value, end of year	$11.92	$12.19	$10.73
Ratios and supplemental data:
Total return(b)	(1.09% )	14.58%	7.30%
Net assets, end of year (000)	$52,169	$28,933	$4,936
Ratio of net expenses to average net assets	3.03% (d)	3.46% (e)	3.69%	(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	3.03%	3.46%	4.82%	(c)
Ratio of net investment income (loss) to average net assets	(1.02% )	(2.11% )	(2.54%	)(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% and 2.39% for the year ended October 31, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% and 2.47% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% and 2.67% for the period ended October 31, 2016.

www.calamos.com	197

Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS I
	Year Ended October 31,		April 5, 2016• through October 31,
	2018	2017	2016
Net asset value, beginning of year	$12.39	$10.80	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01	(0.13)	(0.08)
Net realized and unrealized gain (loss)	(0.02)	1.82	0.88
Total from investment operations	(0.01)	1.69	0.80
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	(0.15)	(0.10)	—
Total distributions	(0.15)	(0.10)	—
Net asset value, end of year	$12.23	$12.39	$10.80
Ratios and supplemental data:
Total return(b)	(0.10% )	15.70%	8.00%
Net assets, end of year (000)	$1,003,457	$348,840	$56,319
Ratio of net expenses to average net assets	2.00% (d)	2.45% (e)	2.77%	(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	2.00%	2.45%	4.04%	(c)
Ratio of net investment income (loss) to average net assets	0.05%	(1.09% )	(1.33%	)(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

198	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.27	$15.93	$16.56	$18.59	$19.14
Income from investment operations:
Net investment income (loss)(a)	0.48	0.49	0.50	0.44	0.40
Net realized and unrealized gain (loss)	0.13	2.16	(0.30)	(1.01)	1.14
Total from investment operations	0.61	2.65	0.20	(0.57)	1.54
Distributions:
Dividends from net investment income	(0.24)	(0.31)	(0.56)	(0.58)	(0.76)
Dividends from net realized gains	(0.53)	—	(0.27)	(0.88)	(1.33)
Total distributions	(0.77)	(0.31)	(0.83)	(1.46)	(2.09)
Net asset value, end of year	$18.11	$18.27	$15.93	$16.56	$18.59
Ratios and supplemental data:
Total return(b)	3.43%	16.88%	1.33%	(3.31% )	8.74%
Net assets, end of year (000)	$210,845	$222,017	$228,334	$385,844	$488,842
Ratio of net expenses to average net assets	1.16%	1.18%	1.15%	1.13%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.16%	1.18%	1.15%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets	2.58%	2.87%	3.17%	2.53%	2.18%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	73.2%	55.7%	43.8%	63.0%	68.1%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.09	$15.79	$16.41	$18.43	$18.87
Income from investment operations:
Net investment income (loss)(a)	0.34	0.36	0.37	0.31	0.26
Net realized and unrealized gain (loss)	0.12	2.14	(0.28)	(1.00)	1.11
Total from investment operations	0.46	2.50	0.09	(0.69)	1.37
Distributions:
Dividends from net investment income	(0.10)	(0.20)	(0.44)	(0.45)	(0.48)
Dividends from net realized gains	(0.53)	—	(0.27)	(0.88)	(1.33)
Total distributions	(0.63)	(0.20)	(0.71)	(1.33)	(1.81)
Net asset value, end of year	$17.92	$18.09	$15.79	$16.41	$18.43
Ratios and supplemental data:
Total return(b)	2.65%	15.99%	0.62%	(4.01% )	7.86%
Net assets, end of year (000)	$128,920	$147,112	$193,339	$265,686	$319,654
Ratio of net expenses to average net assets	1.91%	1.93%	1.90%	1.88%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.91%	1.93%	1.90%	1.88%	1.86%
Ratio of net investment income (loss) to average net assets	1.85%	2.14%	2.40%	1.78%	1.43%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.45	$14.38	$15.03	$17.02	$17.74
Income from investment operations:
Net investment income (loss)(a)	0.47	0.48	0.49	0.44	0.41
Net realized and unrealized gain (loss)	0.13	1.95	(0.27)	(0.93)	1.04
Total from investment operations	0.60	2.43	0.22	(0.49)	1.45
Distributions:
Dividends from net investment income	(0.29)	(0.36)	(0.60)	(0.62)	(0.84)
Dividends from net realized gains	(0.53)	—	(0.27)	(0.88)	(1.33)
Total distributions	(0.82)	(0.36)	(0.87)	(1.50)	(2.17)
Net asset value, end of year	$16.23	$16.45	$14.38	$15.03	$17.02
Ratios and supplemental data:
Total return(b)	3.73%	17.14%	1.64%	(3.11% )	8.99%
Net assets, end of year (000)	$275,776	$233,077	$238,309	$455,702	$553,594
Ratio of net expenses to average net assets	0.91%	0.93%	0.90%	0.88%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	0.91%	0.93%	0.90%	0.88%	0.85%
Ratio of net investment income (loss) to average net assets	2.83%	3.12%	3.48%	2.77%	2.46%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

200	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,			December 31, 2014• through October 31,
	2018	2017	2016	2015
Net asset value, beginning of year	$11.24	$9.89	$9.93	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.33	0.25	0.26	0.13
Net realized and unrealized gain (loss)	(0.34)	1.21	(0.14)	(0.13)
Total from investment operations	(0.01)	1.46	0.12	—
Distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.16)	(0.07)
Dividends from net realized gains	(0.34)	—	—	—
Total distributions	(0.42)	(0.11)	(0.16)	(0.07)
Net asset value, end of year	$10.81	$11.24	$9.89	$9.93
Ratios and supplemental data:
Total return(b)	(0.09% )	14.86%	1.27%	—%
Net assets, end of year (000)	$11,184	$12,713	$29,037	$20,550
Ratio of net expenses to average net assets	1.34%	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.45%	1.46%	2.30%	(c)
Ratio of net investment income (loss) to average net assets	2.98%	2.46%	2.64%	1.56%	(c)

	Year Ended October 31,			December 31, 2014* through October 31,
	2018	2017	2016	2015
Portfolio turnover rate	32.0%	52.2%	38.4%	28.2%

	CLASS C
	Year Ended October 31,			December 31, 2014• through October 31,
	2018	2017	2016	2015
Net asset value, beginning of year	$11.14	$9.85	$9.90	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.24	0.16	0.18	0.07
Net realized and unrealized gain (loss)	(0.33)	1.21	(0.13)	(0.12)
Total from investment operations	(0.09)	1.37	0.05	(0.05)
Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.10)	(0.05)
Dividends from net realized gains	(0.34)	—	—	—
Total distributions	(0.36)	(0.08)	(0.10)	(0.05)
Net asset value, end of year	$10.69	$11.14	$9.85	$9.90
Ratios and supplemental data:
Total return(b)	(0.77% )	13.95%	0.50%	(0.52%	)
Net assets, end of year (000)	$3,884	$2,887	$2,440	$1,259
Ratio of net expenses to average net assets	2.09%	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	2.19%	2.21%	2.88%	(c)
Ratio of net investment income (loss) to average net assets	2.21%	1.54%	1.89%	0.84%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	201

Calamos Global Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,			December 31, 2014• through October 31,
	2018	2017	2016	2015
Net asset value, beginning of year	$11.24	$9.92	$9.95	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.36	0.26	0.28	0.15
Net realized and unrealized gain (loss)	(0.33)	1.21	(0.13)	(0.12)
Total from investment operations	0.03	1.47	0.15	0.03
Distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.18)	(0.08)
Dividends from net realized gains	(0.34)	—	—	—
Total distributions	(0.45)	(0.15)	(0.18)	(0.08)
Net asset value, end of year	$10.82	$11.24	$9.92	$9.95
Ratios and supplemental data:
Total return(b)	0.24%	14.98%	1.60%	0.29%
Net assets, end of year (000)	$121,170	$91,086	$47,637	$23,054
Ratio of net expenses to average net assets	1.09%	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	1.18%	1.21%	1.80%	(c)
Ratio of net investment income (loss) to average net assets	3.22%	2.47%	2.88%	1.81%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$35.54	$30.12	$42.80	$50.16	$58.75
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.17)	(0.07)	(0.07)	(0.20)
Net realized and unrealized gain (loss)	2.15	6.79	(1.67)	2.84	6.90
Total from investment operations	2.07	6.62	(1.74)	2.77	6.70
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.47)	(1.20)	(10.94)	(10.13)	(15.29)
Total distributions	(4.47)	(1.20)	(10.94)	(10.13)	(15.29)
Net asset value, end of year	$33.14	$35.54	$30.12	$42.80	$50.16
Ratios and supplemental data:
Total return(b)	6.12%	22.79%	(4.76% )	6.55%	13.84%
Net assets, end of year (000)	$851,590	$967,725	$1,017,541	$1,424,967	$1,718,674
Ratio of net expenses to average net assets	1.29%	1.39%	1.34%	1.31%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.29%	1.39%	1.34%	1.31%	1.26%
Ratio of net investment income (loss) to average net assets	(0.22% )	(0.52% )	(0.21% )	(0.17% )	(0.42% )

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	71.7%	104.4%	90.0%	60.0%	41.8%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.26	$21.08	$33.48	$41.66	$51.58
Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.28)	(0.21)	(0.32)	(0.48)
Net realized and unrealized gain (loss)	1.43	4.66	(1.25)	2.27	5.85
Total from investment operations	1.21	4.38	(1.46)	1.95	5.37
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.47)	(1.20)	(10.94)	(10.13)	(15.29)
Total distributions	(4.47)	(1.20)	(10.94)	(10.13)	(15.29)
Net asset value, end of year	$21.00	$24.26	$21.08	$33.48	$41.66
Ratios and supplemental data:
Total return(b)	5.34%	21.85%	(5.45% )	5.75%	12.97%
Net assets, end of year (000)	$329,883	$398,115	$540,422	$792,046	$959,445
Ratio of net expenses to average net assets	2.04%	2.14%	2.09%	2.06%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.04%	2.14%	2.09%	2.06%	2.01%
Ratio of net investment income (loss) to average net assets	(0.97% )	(1.26% )	(0.96% )	(0.92% )	(1.17% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	203

Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$45.18	$37.88	$50.84	$57.59	$65.15
Income from investment operations:
Net investment income (loss)(a)	0.02	(0.11)	0.02	0.05	(0.10)
Net realized and unrealized gain (loss)	2.75	8.61	(2.04)	3.33	7.83
Total from investment operations	2.77	8.50	(2.02)	3.38	7.73
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.47)	(1.20)	(10.94)	(10.13)	(15.29)
Total distributions	(4.47)	(1.20)	(10.94)	(10.13)	(15.29)
Net asset value, end of year	$43.48	$45.18	$37.88	$50.84	$57.59
Ratios and supplemental data:
Total return(b)	6.41%	23.09%	(4.51% )	6.80%	14.12%
Net assets, end of year (000)	$282,061	$301,237	$327,872	$480,028	$759,432
Ratio of net expenses to average net assets	1.04%	1.14%	1.09%	1.06%	1.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.04%	1.14%	1.09%	1.06%	1.01%
Ratio of net investment income (loss) to average net assets	0.03%	(0.27% )	0.04%	0.09%	(0.18% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

204	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$33.15	$30.17	$31.68	$35.22	$35.84
Income from investment operations:
Net investment income (loss)(a)	0.25	0.49	0.48	0.60	0.60
Net realized and unrealized gain (loss)	1.41	4.53	0.16	0.51	2.78
Total from investment operations	1.66	5.02	0.64	1.11	3.38
Distributions:
Dividends from net investment income	(0.38)	(0.84)	(0.84)	(0.89)	(0.80)
Dividends from net realized gains	(1.90)	(1.20)	(1.31)	(3.76)	(3.20)
Total distributions	(2.28)	(2.04)	(2.15)	(4.65)	(4.00)
Net asset value, end of year	$32.53	$33.15	$30.17	$31.68	$35.22
Ratios and supplemental data:
Total return(b)	5.20%	17.39%	2.26%	3.50%	10.33%
Net assets, end of year (000)	$832,433	$918,695	$930,625	$1,105,102	$1,316,498
Ratio of net expenses to average net assets	1.09%	1.11%	1.11%	1.10%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.11%	1.11%	1.10%	1.09%
Ratio of net investment income (loss) to average net assets	0.77%	1.58%	1.59%	1.86%	1.76%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	25.3%	31.6%	23.5%	23.8%	32.8%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$33.30	$30.28	$31.81	$35.34	$35.78
Income from investment operations:
Net investment income (loss)(a)	0.01	0.27	0.25	0.36	0.35
Net realized and unrealized gain (loss)	1.41	4.54	0.14	0.51	2.77
Total from investment operations	1.42	4.81	0.39	0.87	3.12
Distributions:
Dividends from net investment income	(0.13)	(0.59)	(0.61)	(0.64)	(0.36)
Dividends from net realized gains	(1.90)	(1.20)	(1.31)	(3.76)	(3.20)
Total distributions	(2.03)	(1.79)	(1.92)	(4.40)	(3.56)
Net asset value, end of year	$32.69	$33.30	$30.28	$31.81	$35.34
Ratios and supplemental data:
Total return(b)	4.42%	16.54%	1.39%	2.73%	9.48%
Net assets, end of year (000)	$502,593	$574,455	$739,780	$889,516	$1,009,029
Ratio of net expenses to average net assets	1.84%	1.86%	1.86%	1.85%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.86%	1.86%	1.85%	1.84%
Ratio of net investment income (loss) to average net assets	0.02%	0.85%	0.84%	1.11%	1.02%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$31.96	$29.15	$30.71	$34.28	$35.07
Income from investment operations:
Net investment income (loss)(a)	0.32	0.55	0.53	0.66	0.68
Net realized and unrealized gain (loss)	1.37	4.38	0.14	0.50	2.69
Total from investment operations	1.69	4.93	0.67	1.16	3.37
Distributions:
Dividends from net investment income	(0.47)	(0.92)	(0.92)	(0.97)	(0.96)
Dividends from net realized gains	(1.90)	(1.20)	(1.31)	(3.76)	(3.20)
Total distributions	(2.37)	(2.12)	(2.23)	(4.73)	(4.16)
Net asset value, end of year	$31.28	$31.96	$29.15	$30.71	$34.28
Ratios and supplemental data:
Total return(b)	5.45%	17.71%	2.43%	3.79%	10.60%
Net assets, end of year (000)	$643,422	$554,490	$513,604	$577,449	$688,258
Ratio of net expenses to average net assets	0.84%	0.86%	0.86%	0.85%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.84%	0.86%	0.86%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets	1.01%	1.83%	1.84%	2.11%	2.04%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

206	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.73	$10.38	$10.52	$10.78	$10.36
Income from investment operations:
Net investment income (loss)(a)	0.07	0.10	0.10	0.17	0.39
Net realized and unrealized gain (loss)	0.57	2.30	0.11	(0.15)	0.24
Total from investment operations	0.64	2.40	0.21	0.02	0.63
Distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.08)	(0.15)	(0.18)
Dividends from net realized gains	(0.98)	—	(0.27)	(0.13)	(0.03)
Total distributions	(1.03)	(0.05)	(0.35)	(0.28)	(0.21)
Net asset value, end of year	$12.34	$12.73	$10.38	$10.52	$10.78
Ratios and supplemental data:
Total return(b)	5.26%	23.17%	2.17%	0.21%	6.12%
Net assets, end of year (000)	$2,347	$2,031	$23,157	$28,030	$28,365
Ratio of net expenses to average net assets	1.35%	1.35%	1.33%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.87%	1.73%	1.74%	1.73%
Ratio of net investment income (loss) to average net assets	0.55%	0.93%	0.95%	1.66%	3.68%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	10.7%	15.3%	11.5%	107.6%	130.0%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.52	$10.26	$10.41	$10.74	$10.34
Income from investment operations:
Net investment income (loss)(a)	(0.02)	0.00 *	0.02	0.08	0.31
Net realized and unrealized gain (loss)	0.57	2.28	0.12	(0.15)	0.25
Total from investment operations	0.55	2.28	0.14	(0.07)	0.56
Distributions:
Dividends from net investment income	—	(0.02)	(0.02)	(0.13)	(0.13)
Dividends from net realized gains	(0.98)	—	(0.27)	(0.13)	(0.03)
Total distributions	(0.98)	(0.02)	(0.29)	(0.26)	(0.16)
Net asset value, end of year	$12.09	$12.52	$10.26	$10.41	$10.74
Ratios and supplemental data:
Total return(b)	4.56%	22.26%	1.42%	(0.63% )	5.40%
Net assets, end of year (000)	$1,028	$1,039	$969	$702	$418
Ratio of net expenses to average net assets	2.10%	2.10%	2.08%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.59%	2.73%	2.48%	2.51%	2.44%
Ratio of net investment income (loss) to average net assets	(0.19% )	0.00% **	0.17%	0.77%	2.90%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Dividend Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.71	$10.39	$10.55	$10.79	$10.37
Income from investment operations:
Net investment income (loss)(a)	0.10	0.11	0.12	0.20	0.42
Net realized and unrealized gain (loss)	0.58	2.32	0.12	(0.16)	0.23
Total from investment operations	0.68	2.43	0.24	0.04	0.65
Distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.13)	(0.15)	(0.20)
Dividends from net realized gains	(0.98)	—	(0.27)	(0.13)	(0.03)
Total distributions	(1.06)	(0.11)	(0.40)	(0.28)	(0.23)
Net asset value, end of year	$12.33	$12.71	$10.39	$10.55	$10.79
Ratios and supplemental data:
Total return(b)	5.61%	23.46%	2.39%	0.47%	6.33%
Net assets, end of year (000)	$20,585	$22,201	$7,989	$7,375	$8,020
Ratio of net expenses to average net assets	1.10%	1.10%	1.08%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	1.80%	1.48%	1.49%	1.48%
Ratio of net investment income (loss) to average net assets	0.82%	0.89%	1.17%	1.91%	3.97%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

208	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.21	$12.60	$13.61	$15.07	$15.22
Income from investment operations:
Net investment income (loss)(a)	0.10	0.15	0.21	0.19	0.18
Net realized and unrealized gain (loss)	0.58	2.56	(0.15)	(0.52)	0.92
Total from investment operations	0.68	2.71	0.06	(0.33)	1.10
Distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.16)	(0.14)	(0.14)
Dividends from net realized gains	(0.47)	—	(0.91)	(0.99)	(1.11)
Total distributions	(0.52)	(0.10)	(1.07)	(1.13)	(1.25)
Net asset value, end of year	$15.37	$15.21	$12.60	$13.61	$15.07
Ratios and supplemental data:
Total return(b)	4.53%	21.56%	0.76%	(2.32% )	7.67%
Net assets, end of year (000)	$21,349	$21,894	$32,350	$44,792	$58,419
Ratio of net expenses to average net assets	1.15%	1.15%	1.12%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	1.67%	1.57%	1.61%	1.50%
Ratio of net investment income (loss) to average net assets	0.64%	1.10%	1.67%	1.38%	1.19%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	119.3%	104.7%	40.7%	139.8%	165.4%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.74	$11.39	$12.38	$13.79	$14.09
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.04	0.10	0.08	0.06
Net realized and unrealized gain (loss)	0.51	2.32	(0.13)	(0.47)	0.85
Total from investment operations	0.50	2.36	(0.03)	(0.39)	0.91
Distributions:
Dividends from net investment income	—	(0.01)	(0.05)	(0.03)	(0.10)
Dividends from net realized gains	(0.47)	—	(0.91)	(0.99)	(1.11)
Total distributions	(0.47)	(0.01)	(0.96)	(1.02)	(1.21)
Net asset value, end of year	$13.77	$13.74	$11.39	$12.38	$13.79
Ratios and supplemental data:
Total return(b)	3.77%	20.70%	(0.04% )	(3.01% )	6.82%
Net assets, end of year (000)	$4,318	$4,728	$4,915	$5,738	$9,964
Ratio of net expenses to average net assets	1.90%	1.90%	1.87%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	2.42%	2.32%	2.35%	2.25%
Ratio of net investment income (loss) to average net assets	(0.10% )	0.31%	0.91%	0.64%	0.44%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	209

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.63	$12.94	$13.96	$15.44	$15.57
Income from investment operations:
Net investment income (loss)(a)	0.14	0.18	0.24	0.23	0.22
Net realized and unrealized gain (loss)	0.59	2.64	(0.14)	(0.53)	0.94
Total from investment operations	0.73	2.82	0.10	(0.30)	1.16
Distributions:
Dividends from net investment income	(0.09)	(0.13)	(0.21)	(0.19)	(0.18)
Dividends from net realized gains	(0.47)	—	(0.91)	(0.99)	(1.11)
Total distributions	(0.56)	(0.13)	(1.12)	(1.18)	(1.29)
Net asset value, end of year	$15.80	$15.63	$12.94	$13.96	$15.44
Ratios and supplemental data:
Total return(b)	4.78%	21.92%	0.98%	(2.08% )	7.87%
Net assets, end of year (000)	$21,892	$25,669	$16,672	$19,583	$32,147
Ratio of net expenses to average net assets	0.90%	0.90%	0.87%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.42%	1.32%	1.36%	1.25%
Ratio of net investment income (loss) to average net assets	0.90%	1.28%	1.91%	1.63%	1.45%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

210	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.55	$16.65		$17.27	$19.27	$19.24
Income from investment operations:
Net investment income (loss)(a)	0.15	0.07		0.05	0.09	0.09
Net realized and unrealized gain (loss)	(2.78)	4.83		(0.65)	0.02	0.02
Total from investment operations	(2.63)	4.90		(0.60)	0.11	0.11
Distributions:
Dividends from net investment income	—	—		—	—	(0.08)
Dividends from net realized gains	(0.82)	—		(0.02)	(2.11)	—
Return of capital	—	—		(0.00)*	—	—
Total distributions	(0.82)	—		(0.02)	(2.11)	(0.08)
Net asset value, end of year	$18.10	$21.55		$16.65	$17.27	$19.27
Ratios and supplemental data:
Total return(b)	(12.70% )	29.43%		(3.46% )	0.94%	0.57%
Net assets, end of year (000)	$59,566	$72,491		$111,036	$209,548	$254,400
Ratio of net expenses to average net assets	1.33%	1.40%		1.38%	1.31%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.51%	1.46%		1.39%	1.31%	1.39%
Ratio of net investment income (loss) to average net assets	0.71%	0.41%		0.32%	0.52%	0.43%

	Year Ended October 31,
	2018	2017		2016	2015	2014
Portfolio turnover rate	111.8%	100.4%		69.0%	65.0%	81.6%

	CLASS C
	Year Ended October 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$19.72	$15.35		$16.04	$18.18	$18.21
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.05)		(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(2.49)	4.42		(0.60)	0.01	0.03
Total from investment operations	(2.52)	4.37		(0.67)	(0.03)	(0.03)
Distributions:
Dividends from net investment income	—	—		—	—	—
Dividends from net realized gains	(0.82)	—		(0.02)	(2.11)	—
Return of capital	—	—		(0.00)*	—	—
Total distributions	(0.82)	—		(0.02)	(2.11)	—
Net asset value, end of year	$16.38	$19.72		$15.35	$16.04	$18.18
Ratios and supplemental data:
Total return(b)	(13.35% )	28.47%		(4.16% )	0.15%	(0.16% )
Net assets, end of year (000)	$20,449	$27,840		$35,537	$47,996	$59,756
Ratio of net expenses to average net assets	2.06%	2.15%		2.13%	2.06%	2.13%
Ratio of gross expenses to average net assets prior to expense reductions	2.26%	2.21%		2.14%	2.06%	2.13%
Ratio of net investment income (loss) to average net assets	(0.17% )	(0.33%	)	(0.46% )	(0.23% )	(0.32% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	211

Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$22.01	$16.96	$17.54	$19.50	$19.48
Income from investment operations:
Net investment income (loss)(a)	0.18	0.12	0.09	0.14	0.13
Net realized and unrealized gain (loss)	(2.82)	4.93	(0.65)	0.01	0.03
Total from investment operations	(2.64)	5.05	(0.56)	0.15	0.16
Distributions:
Dividends from net investment income	—	—	—	—	(0.14)
Dividends from net realized gains	(0.82)	—	(0.02)	(2.11)	—
Return of capital	—	—	(0.00)*	—	—
Total distributions	(0.82)	—	(0.02)	(2.11)	(0.14)
Net asset value, end of year	$18.55	$22.01	$16.96	$17.54	$19.50
Ratios and supplemental data:
Total return(b)	(12.48% )	29.78%	(3.18% )	1.16%	0.80%
Net assets, end of year (000)	$153,312	$175,070	$213,166	$339,909	$410,485
Ratio of net expenses to average net assets	1.06%	1.15%	1.13%	1.06%	1.14%
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	1.21%	1.14%	1.06%	1.14%
Ratio of net investment income (loss) to average net assets	0.85%	0.66%	0.53%	0.78%	0.66%

	CLASS R6
	September 17, 2018• through October 31,
	2018
Net asset value, beginning of period	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(2.24)
Total from investment operations	(2.23)
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$18.66
Ratios and supplemental data:
Total return(b)	(10.67%	)
Net assets, end of period (000)	$22
Ratio of net expenses to average net assets	0.76%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	(c)
Ratio of net investment income (loss) to average net assets	0.34%	(c)

*	Amounts are less than $0.005.

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$14.83		$12.11		$12.11	$13.73	$13.97
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.05		0.03	0.02	0.06
Net realized and unrealized gain (loss)	(2.28)		2.67		(0.02)	(1.31)	(0.18)
Total from investment operations	(2.29)		2.72		0.01	(1.29)	(0.12)
Distributions:
Dividends from net investment income	(0.00	)*	—		(0.01)	(0.03)	(0.01)
Dividends from net realized gains	—		—		—	(0.30)	(0.11)
Return of capital	(0.00	)*	—		(0.00)*	(0.00)*	—
Total distributions	(0.00	)*	—		(0.01)	(0.33)	(0.12)
Net asset value, end of year	$12.54		$14.83		$12.11	$12.11	$13.73
Ratios and supplemental data:
Total return(b)	(15.43%	)	22.46%		0.08%	(9.56% )	(0.84% )
Net assets, end of year (000)	$34,678		$68,142		$102,545	$121,946	$168,332
Ratio of net expenses to average net assets	1.63%		1.67%		1.64%	1.65%	1.61%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%		1.67%		1.64%	1.65%	1.61%
Ratio of net investment income (loss) to average net assets	(0.08%	)	0.40%		0.23%	0.14%	0.45%

	Year Ended October 31,
	2018		2017		2016	2015	2014
Portfolio turnover rate	97.3%		104.8%		87.4%	58.8%	99.9%

	CLASS C
	Year Ended October 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$14.03		$11.55		$11.62	$13.26	$13.59
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.03)		(0.06)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	(2.13)		2.51		(0.01)	(1.27)	(0.18)
Total from investment operations	(2.25)		2.48		(0.07)	(1.34)	(0.22)
Distributions:
Dividends from net investment income	—		—		—	—	—
Dividends from net realized gains	—		—		—	(0.30)	(0.11)
Return of capital	—		—		(0.00)*	(0.00)*	—
Total distributions	—		—		—	(0.30)	(0.11)
Net asset value, end of year	$11.78		$14.03		$11.55	$11.62	$13.26
Ratios and supplemental data:
Total return(b)	(16.04%	)	21.47%		(0.60% )	(10.25% )	(1.59% )
Net assets, end of year (000)	$17,739		$24,846		$31,231	$36,532	$44,611
Ratio of net expenses to average net assets	2.38%		2.41%		2.39%	2.40%	2.37%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%		2.41%		2.39%	2.40%	2.37%
Ratio of net investment income (loss) to average net assets	(0.85%	)	(0.29%	)	(0.54% )	(0.59% )	(0.33% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	213

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.96	$12.19	$12.19	$13.83	$14.07
Income from investment operations:
Net investment income (loss)(a)	0.02	0.09	0.06	0.05	0.09
Net realized and unrealized gain (loss)	(2.29)	2.68	(0.01)	(1.32)	(0.18)
Total from investment operations	(2.27)	2.77	0.05	(1.27)	(0.09)
Distributions:
Dividends from net investment income	(0.06)	—	(0.05)	(0.07)	(0.04)
Dividends from net realized gains	—	—	—	(0.30)	(0.11)
Return of capital	(0.00)*	—	(0.00)*	(0.00)*	—
Total distributions	(0.06)	—	(0.05)	(0.37)	(0.15)
Net asset value, end of year	$12.63	$14.96	$12.19	$12.19	$13.83
Ratios and supplemental data:
Total return(b)	(15.21% )	22.72%	0.38%	(9.35% )	(0.60% )
Net assets, end of year (000)	$152,114	$225,339	$255,965	$351,571	$436,546
Ratio of net expenses to average net assets	1.38%	1.41%	1.39%	1.40%	1.37%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.41%	1.39%	1.40%	1.37%
Ratio of net investment income (loss) to average net assets	0.14%	0.72%	0.50%	0.42%	0.65%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

214	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,					December 31, 2013• through October 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$10.58	$8.61		$8.41	$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00 *	0.00	*	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	(2.02)	1.97		0.23	(1.37)	(0.18)
Total from investment operations	(2.02)	1.97		0.21	(1.38)	(0.16)
Distributions:
Dividends from net investment income	(0.02)	—		(0.01)	(0.05)	—
Dividends from net realized gains	—	—		—	—	—
Return of capital	(0.00)*	—		—	—	—
Total distributions	(0.02)	—		(0.01)	(0.05)	—
Net asset value, end of year	$8.54	$10.58		$8.61	$8.41	$9.84
Ratios and supplemental data:
Total return(b)	(19.14% )	22.88%		2.49%	(14.09% )	(1.60%	)
Net assets, end of year (000)	$4,479	$5,491		$4,483	$4,465	$5,360
Ratio of net expenses to average net assets	1.75%	1.75%		1.67%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.67%		2.49%	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.01% )	0.04%		(0.23% )	(0.14% )	0.24%	(c)

	Year Ended October 31,					December 31, 2013• through October 31,
	2018	2017		2016	2015	2014
Portfolio turnover rate	99.8%	104.0%		74.8%	68.0%	109.2%

	CLASS C
	Year Ended October 31,					December 31, 2013• through October 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$10.36	$8.49		$8.34	$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.06)		(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	(1.97)	1.93		0.23	(1.37)	(0.18)
Total from investment operations	(2.05)	1.87		0.15	(1.44)	(0.22)
Distributions:
Dividends from net investment income	—	—		—	—	—
Dividends from net realized gains	—	—		—	—	—
Total distributions	—	—		—	—	—
Net asset value, end of year	$8.31	$10.36		$8.49	$8.34	$9.78
Ratios and supplemental data:
Total return(b)	(19.79% )	22.03%		1.80%	(14.72% )	(2.20%	)
Net assets, end of year (000)	$284	$386		$280	$241	$288
Ratio of net expenses to average net assets	2.50%	2.50%		2.43%	2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.03%	3.42%		3.24%	3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(0.77% )	(0.69%	)	(0.98% )	(0.80% )	(0.45%	)(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,					December 31, 2013• through October 31,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$10.63	$8.62	$8.43		$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03	0.03	0.00	*	0.02	0.04
Net realized and unrealized gain (loss)	(2.04)	1.98	0.23		(1.39)	(0.18)
Total from investment operations	(2.01)	2.01	0.23		(1.37)	(0.14)
Distributions:
Dividends from net investment income	(0.04)	—	(0.04)		(0.06)	—
Dividends from net realized gains	—	—	—		—	—
Return of capital	(0.00)*	—	0.00	*	—	—
Total distributions	(0.04)	—	(0.04)		(0.06)	—
Net asset value, end of year	$8.58	$10.63	$8.62		$8.43	$9.86
Ratios and supplemental data:
Total return(b)	(18.96% )	23.32%	2.75%		(13.92% )	(1.40%	)
Net assets, end of year (000)	$9,236	$11,207	$9,039		$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	1.50%	1.42%		1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	2.42%	2.24%		2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	0.26%	0.30%	0.02%		0.21%	0.50%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.63	$12.74	$13.19	$15.67	$14.97
Income from investment operations:
Net investment income (loss)(a)	0.00 *	0.00 *	0.01	0.00 *	(0.01)
Net realized and unrealized gain (loss)	(0.63)	3.45	(0.21)	0.62	1.08
Total from investment operations	(0.63)	3.45	(0.20)	0.62	1.07
Distributions:
Dividends from net investment income	—	—	—	—	(0.10)
Dividends from net realized gains	(1.39)	(0.56)	(0.25)	(3.10)	(0.27)
Total distributions	(1.39)	(0.56)	(0.25)	(3.10)	(0.37)
Net asset value, end of year	$13.61	$15.63	$12.74	$13.19	$15.67
Ratios and supplemental data:
Total return(b)	(4.59% )	28.42%	(1.47% )	5.33%	7.25%
Net assets, end of year (000)	$27,489	$26,957	$29,314	$67,141	$87,989
Ratio of net expenses to average net assets	1.40%	1.40%	1.38%	1.34%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.56%	1.53%	1.50%	1.34%	1.40%
Ratio of net investment income (loss) to average net assets	0.03%	(0.02% )	0.06%	0.00% **	(0.10% )

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	81.3%	102.0%	64.6%	43.0%	53.3%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.40	$11.86	$12.39	$15.00	$14.36
Income from investment operations:
Net investment income (loss)(a)	(0.10)	(0.09)	(0.08)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	(0.57)	3.19	(0.20)	0.58	1.03
Total from investment operations	(0.67)	3.10	(0.28)	0.49	0.91
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.39)	(0.56)	(0.25)	(3.10)	(0.27)
Total distributions	(1.39)	(0.56)	(0.25)	(3.10)	(0.27)
Net asset value, end of year	$12.34	$14.40	$11.86	$12.39	$15.00
Ratios and supplemental data:
Total return(b)	(5.31% )	27.53%	(2.23% )	4.55%	6.43%
Net assets, end of year (000)	$10,887	$13,769	$16,375	$21,227	$28,811
Ratio of net expenses to average net assets	2.15%	2.15%	2.13%	2.09%	2.14%
Ratio of gross expenses to average net assets prior to expense reductions	2.32%	2.27%	2.25%	2.09%	2.14%
Ratio of net investment income (loss) to average net assets	(0.76% )	(0.76% )	(0.68% )	(0.76% )	(0.82% )

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	217

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.95	$12.95	$13.38	$15.81	$15.11
Income from investment operations:
Net investment income (loss)(a)	0.03	0.03	0.04	0.04	0.02
Net realized and unrealized gain (loss)	(0.64)	3.53	(0.22)	0.63	1.09
Total from investment operations	(0.61)	3.56	(0.18)	0.67	1.11
Distributions:
Dividends from net investment income	(0.02)	—	—	—	(0.14)
Dividends from net realized gains	(1.39)	(0.56)	(0.25)	(3.10)	(0.27)
Total distributions	(1.41)	(0.56)	(0.25)	(3.10)	(0.41)
Net asset value, end of year	$13.93	$15.95	$12.95	$13.38	$15.81
Ratios and supplemental data:
Total return(b)	(4.38% )	28.82%	(1.30% )	5.64%	7.48%
Net assets, end of year (000)	$58,078	$86,429	$87,605	$96,390	$101,511
Ratio of net expenses to average net assets	1.15%	1.15%	1.13%	1.09%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.31%	1.28%	1.25%	1.09%	1.15%
Ratio of net investment income (loss) to average net assets	0.18%	0.23%	0.33%	0.26%	0.15%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

218	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.85	$8.47	$8.63	$10.22	$11.78
Income from investment operations:
Net investment income (loss)(a)	0.09	0.10	0.09	0.10	0.11
Net realized and unrealized gain (loss)	(0.35)	1.35	(0.14)	0.06	0.36
Total from investment operations	(0.26)	1.45	(0.05)	0.16	0.47
Distributions:
Dividends from net investment income	(0.03)	(0.01)	—	(0.04)	(0.29)
Dividends from net realized gains	(0.57)	(0.06)	(0.11)	(1.71)	(1.74)
Total distributions	(0.60)	(0.07)	(0.11)	(1.75)	(2.03)
Net asset value, end of year	$8.99	$9.85	$8.47	$8.63	$10.22
Ratios and supplemental data:
Total return(b)	(2.91% )	17.16%	(0.59% )	2.02%	4.77%
Net assets, end of year (000)	$63,069	$78,196	$84,648	$111,615	$146,431
Ratio of net expenses to average net assets	1.50%	1.54%	1.46%	1.49%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.50%	1.54%	1.46%	1.49%	1.44%
Ratio of net investment income (loss) to average net assets	0.93%	1.16%	1.09%	1.18%	1.01%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	75.0%	100.2%	58.0%	54.7%	72.6%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.84	$7.65	$7.87	$9.50	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.02	0.04	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(0.31)	1.21	(0.14)	0.05	0.33
Total from investment operations	(0.29)	1.25	(0.11)	0.08	0.36
Distributions:
Dividends from net investment income	—	—	—	—	(0.18)
Dividends from net realized gains	(0.57)	(0.06)	(0.11)	(1.71)	(1.74)
Total distributions	(0.57)	(0.06)	(0.11)	(1.71)	(1.92)
Net asset value, end of year	$7.98	$8.84	$7.65	$7.87	$9.50
Ratios and supplemental data:
Total return(b)	(3.61% )	16.41%	(1.42% )	1.19%	3.98%
Net assets, end of year (000)	$54,425	$70,210	$90,640	$119,620	$151,091
Ratio of net expenses to average net assets	2.25%	2.29%	2.21%	2.24%	2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.25%	2.29%	2.21%	2.24%	2.19%
Ratio of net investment income (loss) to average net assets	0.18%	0.44%	0.34%	0.43%	0.27%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.11	$8.70	$8.84	$10.43	$11.99
Income from investment operations:
Net investment income (loss)(a)	0.12	0.13	0.11	0.13	0.14
Net realized and unrealized gain (loss)	(0.36)	1.38	(0.14)	0.05	0.36
Total from investment operations	(0.24)	1.51	(0.03)	0.18	0.50
Distributions:
Dividends from net investment income	(0.05)	(0.04)	—	(0.06)	(0.32)
Dividends from net realized gains	(0.57)	(0.06)	(0.11)	(1.71)	(1.74)
Total distributions	(0.62)	(0.10)	(0.11)	(1.77)	(2.06)
Net asset value, end of year	$9.25	$10.11	$8.70	$8.84	$10.43
Ratios and supplemental data:
Total return(b)	(2.65% )	17.51%	(0.35% )	2.23%	4.99%
Net assets, end of year (000)	$72,843	$73,361	$124,175	$146,241	$182,064
Ratio of net expenses to average net assets	1.25%	1.29%	1.21%	1.24%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.29%	1.21%	1.24%	1.19%
Ratio of net investment income (loss) to average net assets	1.18%	1.43%	1.34%	1.43%	1.29%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

220	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.39	$10.54	$10.51	$10.70	$10.89
Income from investment operations:
Net investment income (loss)(a)	0.25	0.22	0.24	0.26	0.26
Net realized and unrealized gain (loss)	(0.49)	(0.13)	0.20	(0.05)	0.12
Total from investment operations	(0.24)	0.09	0.44	0.21	0.38
Distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.28)	(0.28)	(0.53)
Dividends from net realized gains	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.34)	(0.24)	(0.41)	(0.40)	(0.57)
Net asset value, end of year	$9.81	$10.39	$10.54	$10.51	$10.70
Ratios and supplemental data:
Total return(b)	(2.30% )	0.92%	4.35%	2.04%	3.71%
Net assets, end of year (000)	$17,109	$21,707	$57,339	$51,462	$67,287
Ratio of net expenses to average net assets	0.90%	0.90%	0.88%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	1.14%	1.07%	1.13%	1.05%
Ratio of net investment income (loss) to average net assets	2.44%	2.14%	2.25%	2.49%	2.47%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	64.3%	79.1%	54.0%	80.0%	35.3%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.39	$10.54	$10.51	$10.70	$10.89
Income from investment operations:
Net investment income (loss)(a)	0.17	0.14	0.16	0.18	0.18
Net realized and unrealized gain (loss)	(0.48)	(0.12)	0.20	(0.05)	0.12
Total from investment operations	(0.31)	0.02	0.36	0.13	0.30
Distributions:
Dividends from net investment income	(0.20)	(0.16)	(0.20)	(0.20)	(0.45)
Dividends from net realized gains	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.27)	(0.17)	(0.33)	(0.32)	(0.49)
Net asset value, end of year	$9.81	$10.39	$10.54	$10.51	$10.70
Ratios and supplemental data:
Total return(b)	(3.03% )	0.17%	3.57%	1.28%	2.94%
Net assets, end of year (000)	$6,413	$9,334	$16,340	$15,898	$17,818
Ratio of net expenses to average net assets	1.65%	1.65%	1.63%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.89%	1.82%	1.88%	1.80%
Ratio of net investment income (loss) to average net assets	1.69%	1.38%	1.51%	1.74%	1.73%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	221

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.39	$10.54	$10.51	$10.70	$10.89
Income from investment operations:
Net investment income (loss)(a)	0.27	0.24	0.26	0.29	0.29
Net realized and unrealized gain (loss)	(0.48)	(0.12)	0.21	(0.05)	0.12
Total from investment operations	(0.21)	0.12	0.47	0.24	0.41
Distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.31)	(0.31)	(0.56)
Dividends from net realized gains	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.37)	(0.27)	(0.44)	(0.43)	(0.60)
Net asset value, end of year	$9.81	$10.39	$10.54	$10.51	$10.70
Ratios and supplemental data:
Total return(b)	(2.06% )	1.18%	4.60%	2.30%	3.97%
Net assets, end of year (000)	$32,888	$40,290	$22,067	$16,561	$13,347
Ratio of net expenses to average net assets	0.65%	0.65%	0.63%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.80%	0.90%	0.82%	0.88%	0.80%
Ratio of net investment income (loss) to average net assets	2.69%	2.32%	2.49%	2.73%	2.70%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

222	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.87	$8.62	$8.63	$9.65	$9.90
Income from investment operations:
Net investment income (loss)(a)	0.47	0.40	0.40	0.43	0.48
Net realized and unrealized gain (loss)	(0.45)	0.26	0.03	(0.74)	0.01
Total from investment operations	0.02	0.66	0.43	(0.31)	0.49
Distributions:
Dividends from net investment income	(0.52)	(0.41)	(0.44)	(0.47)	(0.55)
Dividends from net realized gains	—	—	—	(0.24)	(0.19)
Return of capital	—	—	—	(0.00)*	—
Total distributions	(0.52)	(0.41)	(0.44)	(0.71)	(0.74)
Net asset value, end of year	$8.37	$8.87	$8.62	$8.63	$9.65
Ratios and supplemental data:
Total return(b)	0.25%	7.82%	5.26%	(3.25% )	5.11%
Net assets, end of year (000)	$32,282	$36,351	$41,046	$71,513	$132,756
Ratio of net expenses to average net assets	1.00%	1.29%	1.33%	1.28%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.43%	1.33%	1.28%	1.18%
Ratio of net investment income (loss) to average net assets	5.41%	4.57%	4.81%	4.73%	4.84%

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate	55.5%	93.1%	44.4%	65.3%	51.2%

	CLASS C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.31	$9.03	$9.03	$10.06	$10.29
Income from investment operations:
Net investment income (loss)(a)	0.42	0.35	0.36	0.38	0.42
Net realized and unrealized gain (loss)	(0.46)	0.27	0.01	(0.78)	0.01
Total from investment operations	(0.04)	0.62	0.37	(0.40)	0.43
Distributions:
Dividends from net investment income	(0.45)	(0.34)	(0.37)	(0.39)	(0.47)
Dividends from net realized gains	—	—	—	(0.24)	(0.19)
Return of capital	—	—	—	(0.00)*	—
Total distributions	(0.45)	(0.34)	(0.37)	(0.63)	(0.66)
Net asset value, end of year	$8.82	$9.31	$9.03	$9.03	$10.06
Ratios and supplemental data:
Total return(b)	(0.42% )	6.97%	4.35%	(3.94% )	4.32%
Net assets, end of year (000)	$9,772	$13,286	$17,479	$21,149	$29,333
Ratio of net expenses to average net assets	1.75%	2.05%	2.08%	2.04%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	2.22%	2.18%	2.08%	2.04%	1.93%
Ratio of net investment income (loss) to average net assets	4.66%	3.80%	4.07%	3.98%	4.10%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos High Income Opportunities Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.86	$8.61	$8.63	$9.65	$9.90
Income from investment operations:
Net investment income (loss)(a)	0.49	0.43	0.42	0.45	0.50
Net realized and unrealized gain (loss)	(0.44)	0.25	0.02	(0.74)	0.02
Total from investment operations	0.05	0.68	0.44	(0.29)	0.52
Distributions:
Dividends from net investment income	(0.54)	(0.43)	(0.46)	(0.49)	(0.58)
Dividends from net realized gains	—	—	—	(0.24)	(0.19)
Return of capital	—	—	—	(0.00)*	—
Total distributions	(0.54)	(0.43)	(0.46)	(0.73)	(0.77)
Net asset value, end of year	$8.37	$8.86	$8.61	$8.63	$9.65
Ratios and supplemental data:
Total return(b)	0.62%	8.09%	5.41%	(3.00% )	5.37%
Net assets, end of year (000)	$7,706	$10,026	$15,183	$17,452	$24,342
Ratio of net expenses to average net assets	0.75%	1.02%	1.08%	1.04%	0.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.18%	1.08%	1.04%	0.93%
Ratio of net investment income (loss) to average net assets	5.65%	4.84%	5.07%	4.98%	5.10%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Short-Term Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	September 19, 2018• through October 31,
	2018
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	(0.02)
Total from investment operations	0.01
Distributions:
Dividends from net investment income	(0.03)
Dividends from net realized gains	—
Total distributions	(0.03)
Net asset value, end of period	$9.98
Ratios and supplemental data:
Total return(b)	0.12%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	0.66%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	48.01%	(c)
Ratio of net investment income (loss) to average net assets	2.55%	(c)

	September 19, 2018• through October 31,
	2018
Portfolio turnover rate	3.3%

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Short-Term Bond Fund    Financial Highlights

	CLASS I
	September 19, 2018• through October 31,
	2018
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	(0.02)
Total from investment operations	0.02
Distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	—
Total distributions	(0.04)
Net asset value, end of period	$9.98
Ratios and supplemental data:
Total return(b)	0.16%
Net assets, end of period (000)	$15,118
Ratio of net expenses to average net assets	0.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.13%	(c)
Ratio of net investment income (loss) to average net assets	3.22%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Investment Trust comprising Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund, Calamos Phineus Long/Short Fund, and Calamos Short-Term Bond Fund (the “Funds”), including the schedules of investments, as of October 31, 2018; the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except for Calamos Emerging Market Equity Fund, Calamos Hedged Equity Income Fund, Calamos Global Convertible Fund, Calamos Phineus Long/Short Fund, and Calamos Short-Term Bond Fund; the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated in the table below for Calamos Emerging Market Equity Fund, Calamos Hedged Equity Income Fund, Calamos Global Convertible Fund, Calamos Phineus Long/Short Fund, and Calamos Short-Term Bond Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Calamos Investment Trust as of October 31, 2018, and the results of their operations and their cash flows for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Calamos Investment Trust	Statement of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Calamos Emerging Market Equity Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, 2016, 2015, and the period from December 31, 2013 (commencement of operations) through October 31, 2014
Calamos Hedged Equity Income Fund Calamos Global Convertible Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, 2016, and the period from December 31, 2014 (commencement of operations) through October 31, 2015
Calamos Phineus Long/Short Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, and the period from April 5, 2016 (commencement of operations) through October 31, 2016
Calamos Short-Term Bond Fund	For the period from September 19, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our

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Report of Independent Registered Public Accounting Firm

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 17, 2018

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

228	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2018, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2019, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds’ performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2018, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2018 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund outperformed its custom Category median for the one- and five-year periods, though it underperformed for the other periods. The Board noted the Adviser’s recent changes to the Fund’s management

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Trustee Approval of Management Agreement    (Unaudited)

team and portfolio positioning, including its appointment of a new lead portfolio manager in February 2017. The Board further considered the Fund’s improved performance since then.

Calamos Opportunistic Value Fund.  The Board considered that the Fund outperformed its custom Category median for the one- and three-year periods, though it underperformed for the other periods. The Board noted the Adviser’s assertion that the recent changes to the positioning of the Fund have contributed to the Fund’s improved performance. The Board also considered the Adviser’s assertion that a majority of the Fund’s long-term underperformance was not attributable to the Fund’s current portfolio management team, which only assumed responsibility in January 2015.

Calamos Dividend Growth Fund.  The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Category median for the one-, three- and ten-year periods, though it underperformed for the five-year period.

Calamos Evolving World Growth Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed for the longer periods. The Board noted the Adviser’s assertion that the Fund ranked in the 23rd percentile since its inception and that the Fund ranked in the 49th percentile for the year-to-date period ended May 31, 2018. In light of the Fund’s improved short-term performance and long-term record over multiple market cycles, the Board considered that it would be prudent to allow the Fund’s investment team time to further develop its performance record.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed for the three-year period.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its custom Category median for the one-, three- and five-year periods, though it underperformed for the ten-year period.

Calamos Convertible Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed for the longer periods. The Board noted that the Fund ranked in the 24th percentile for the year-to-date period ended May 31, 2018. In light of the Fund’s improved short-term performance, the Board considered that it would be prudent to allow the Fund’s investment team time to further develop its long-term performance record.

Calamos Global Convertible Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed for the three-year period. In light of the Fund’s improving performance, the Board considered that it would be prudent to allow the Fund’s investment team time to further develop its long-term performance record.

Calamos Total Return Bond Fund.  The Board considered that the Fund outperformed its Category median for the three- and five-year periods, though it underperformed for the one- and five-year periods. To this end, the Board considered the Adviser’s expectation of improvements in performance as a result of its significant additions to the Fund’s fixed income investment management team that occurred in 2016 and 2017. In light of the foregoing, the Board concluded that it would be prudent to allow the investment team time to develop its performance record and noted that it would continue to closely monitor performance.

Calamos High Income Opportunities Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser had recently made significant changes to the portfolio management team. To this end, the Board noted that the Adviser hired a new lead portfolio manager in November 2016 and also added four additional investment team members in June 2017. The Board further noted that the Adviser’s new investment team recently repositioned the Fund’s portfolio. The Board also noted that the Fund ranked in the 47th percentile for the year-to-date period ended May 31, 2018 and that it ranked in the 10th percentile for the quarter ended on the same date. The Board determined that, in light of the Fund’s improving short-term performance, its recent portfolio repositioning and recent changes to the Adviser’s management team, it would be prudent to allow the Adviser’s restructured team more time to continue to develop its performance record. The Board noted that it would continue to closely monitor performance.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Category median for all periods.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Hedged Equity Income Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser no longer manages sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Adviser continues to invest resources in the Fund to address performance.

Calamos Opportunistic Value Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group, though the Fund’s total expense ratio is equal to the Expense Group median.

Calamos Dividend Growth Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group, though the Fund’s total expense ratio is higher than its Expense Group median.

Calamos International Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. In addition, the Board took into account the Adviser’s decision to lower the Fund’s expense cap by 30 basis points, effective July 1, 2018. To this end, the Board noted that had the revised expense cap been in effect during the one-year period ended March 31, 2018, the Fund’s total expense ratio would have been the lowest in its Expense Group. The Board also reviewed the Fund’s expenses in light of its performance record.

Calamos Evolving World Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Adviser continues to invest resources in the Fund to address performance. The Board also noted that the Adviser hired a new strategy analyst in May 2017.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group, though the Fund’s total expense ratio is higher than its Expense Group median.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Global Equity Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund’s expenses in light of its performance record.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its improving performance record and the Adviser’s appointment of a new co-portfolio manager in February 2017.

Calamos Global Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its improving performance record.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate is equal to the median of the Fund’s Expense Group, though the Fund’s total expense ratio is higher than its Expense Group median. The Board noted that the Adviser continues to invest resources in the Fund to address performance.

Calamos High Income Opportunities Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group, though the Fund’s total expense ratio is higher than its Expense Group median. The Board noted that the Adviser continues to invest resources in the Fund to address performance.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group and the Fund’s management fee rate is equal to its Expense Group median.

Economies of Scale.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each open-end Fund could result in the sharing of economies of scale as Fund assets increase. Based on the Board’s feedback, the Adviser agreed to rationalize breakpoint schedules for certain Funds so that such Funds will achieve scheduled reductions in fees earlier than otherwise would have been the case. The Board also considered the Adviser’s agreement to reimburse each open-end Fund for a portion of its expenses if the Fund’s expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each open-end Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on

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Trustee Approval of Management Agreement    (Unaudited)

reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

Calamos Short-Term Bond Fund.  The Board of Trustees (“Board” or the “Trustees”) of Calamos Investment Trust (“Trust”), on behalf of its new series, Calamos Short-Term Bond Fund (the “New Fund”), oversees the management of the New Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the New Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the New Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the initial approval of the management agreement for the New Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2018, the Trustees determined, based on their evaluation of the information referred to above, and other information, that the overall arrangements between the New Fund and the Adviser were fair and reasonable in light of the nature, quality and extent of the services to be provided by the Adviser and its affiliates, the proposed fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund through July 1, 2020, subject to possible earlier termination as provided in the management agreement.

In connection with its consideration of the management agreement with respect to the New Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services to be provided, (ii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund’s investors; and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services.  The Board’s consideration of the nature, quality and extent of the Adviser’s services to be provided to the New Fund took into account the knowledge that may be gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; the consistency of the Adviser’s investment approach; the background and experience of the Adviser’s investment personnel that will be responsible for managing the New Fund; and the Adviser’s performance as administrator of the other Funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel expected to be involved in providing investment management services to the New Fund, including the expertise of the New Fund’s portfolio managers. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services provided under the management agreement with the Adviser.

Investment Performance of the New Fund.  Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by an independent third-party service provider, the Board evaluated the New Fund’s proposed management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the New Fund’s “Expense Group”) and estimated total expense

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Trustee Approval of Management Agreement    (Unaudited)

ratio compared to the median total expense ratio of the Fund’s Expense Group. The Board considered that the New Fund’s estimated total net expense ratio and proposed contractual management fee rate are both lower than the respective medians of the New Fund’s Expense Group and that the New Fund’s proposed net management fee rate is within two basis points of its Expense Group median. In light of all the information presented, the Board concluded that it would be in the best interest of the New Fund and its shareholders to approve the management agreement.

Economies of Scale.  The Board considered whether the New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund’s assets increase. The Board also considered the Adviser’s agreement to reimburse the New Fund for a portion of its expenses if the New Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability.  The Board did not consider information concerning the costs incurred and profits realized by the Adviser as the New Fund had not yet commenced operations.

Other Benefits Derived from the Relationship with the New Fund.  The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the New Fund in ways other than the proposed fees payable by the New Fund, the New Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to its agreement with the New Fund and the proposed fees payable by the New Fund.

The Board also considered the Adviser’s proposed use of a portion of the commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser and concluded, based on reports from the New Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust’s management agreement with the Adviser to add the New Fund was in the best interest of the New Fund and its shareholders.

234	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:

John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 1988)	24

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Trust:

John E. Neal (1950)	Trustee (since 2001)	24

Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until October 31, 2018)

William R. Rybak (1951)	Trustee (since 2002)	24

Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC (since 2007), JNL Strategic Income Fund LLC (2007-2018) and Jackson Variable Series Trust (open-end mutual funds) (since January 2018)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	24	Private investor

David D. Tripple (1944)	Trustee (since 2006)	24	Private investor; Trustee, Century Growth Opportunities Fund (open-end mutual fund) (since 2010), Century Shares Trust and Century Small Cap Select Fund (open-end mutual funds) (since January 2004)***

Virginia G. Breen (1964)	Trustee (since 2015)	24

Private Investor, Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

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Trustees and Officers    (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Lloyd A. Wennlund (1957)	Trustee (since 2018)	24	Expert Affiliate, Bates Group, LLC (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 163 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing five portfolios in fund complex.
*****	Overseeing five portfolios in fund complex.
^

The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

236	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; prior thereto Vice President, Fund Administration (2010-2017)

Robert Behan, (1964)	Vice President (since 2013)	President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	237

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2019, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2018:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
$80,809,364	$223	$3,469,521	$18,076,624

GLOBAL CONVERTIBLE FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
$2,717,363	$218,784,460	$116,932,931	$2,083,020

OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
$1,596,824	$16,295,738	$13,457,533	$13,090,122

TOTAL RETURN BOND FUND
$352,324

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2018:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
$59,611,241	$822,860	$10,681,835	$4,321,040

GLOBAL CONVERTIBLE FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
$560,458	$15,771,274	$32,133,656	$453,553

OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND
848,813	$5,085,556	$3,017,962	$183,554

GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	HIGH INCOME OPPORTUNITIES FUND
$1,394,240	$3,106,186	$88,164

238	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information    (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2018:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
40%	100%	58%	17%

GLOBAL CONVERTIBLE FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
22%	17%	61%	100%

OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND
56%	0%	34%	9%

GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	HIGH INCOME OPPORTUNITIES FUND
17%	21%	3%

At October 31, 2018, more than 50% of each of International Growth Fund, Evolving World Growth Fund and Emerging Market Equity Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund, Evolving World Growth Fund and Emerging Market Equity Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2018 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund, Evolving World Growth Fund and Emerging Market Equity Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

www.calamos.com	239

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2019, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2018. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2018 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2018

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2017	10/31/2018
Audit Fees (a)	$384,000	$384,000
Audit-Related Fees (b)	$127,800	$127,800
Tax Fees (c)	$28,230	$—
All Other Fees (d)	$—	$—

Total	$540,030	$511,800

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2017	10/31/2018
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	December 21, 2018